As filed with the Securities and Exchange Commission on June 5, 2015

File No. 033-23251

811-04721

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 40	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 66	☒

(Check appropriate box or boxes.)

Phoenix Life Variable Universal Life Account

(Exact Name of Registrant)

Phoenix Life Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor's Principal Executive Offices) (Zip Code)

(800) 447-4312

(Depositor's Telephone Number, including Area Code)

John H. Beers, Esq.

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

[Version A]
Flex Edge

Phoenix Life Variable Universal Life Account
Issued by: Phoenix Life Insurance Company
PROSPECTUS	June 5, 2015
This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the investment options of the Phoenix Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the following funds:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
❖   Invesco V.I. American Franchise Fund – Series I Shares
❖   Invesco V.I. Core Equity Fund – Series I Shares 1
❖   Invesco V.I. Equity and Income Fund – Series II Shares
❖   Invesco V.I. Mid Cap Core Equity Fund – Series I Shares 1
The Alger Portfolios – Class I-2 Shares
❖   Alger Capital Appreciation Portfolio 1
ALPS Investors Variable Insurance Trust – Class II
❖   Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
❖   Ibbotson Balanced ETF Asset Allocation Portfolio
❖   Ibbotson Growth ETF Asset Allocation Portfolio
❖   Ibbotson Income and Growth ETF Asset Allocation Portfolio
Calvert Variable Products, Inc.-Class 1
❖   Calvert VP S&P MidCap 400 Index Portfolio
Deustche Investments VIT Funds – Class A 2
❖   Deutsche Equity 500 Index VIP 3
❖   Deutsche Small Cap Index VIP 4
Federated Insurance Series
❖   Federated Fund for U.S. Government Securities II
❖   Federated High Income Bond Fund II – Primary Shares
❖   Federated Prime Money Fund II
Fidelity® Variable Insurance Products – Service Class
❖   Fidelity® VIP Contrafund® Portfolio
❖   Fidelity® VIP Growth Opportunities Portfolio
❖   Fidelity® VIP Growth Portfolio
❖   Fidelity® VIP Investment Grade Bond Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
❖   Franklin Income VIP Fund
❖   Franklin Mutual Shares VIP Fund
❖   Templeton Developing Markets VIP Fund
❖   Templeton Foreign VIP Fund
❖   Templeton Growth VIP Fund
Lazard Retirement Series, Inc. – Service Shares
❖   Lazard Retirement U.S. Small-Mid Cap Equity Portfolio 1
Lord Abbett Series Fund, Inc. – Class VC
❖   Lord Abbett Bond-Debenture Portfolio
❖   Lord Abbett Growth and Income Portfolio
❖   Lord Abbett Mid Cap Stock Portfolio
Neuberger Berman Advisers Management Trust – Class S
❖   Neuberger Berman Advisers Management Trust Guardian Portfolio
❖    Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio
Oppenheimer Variable Account Funds – Service Shares
❖   Oppenheimer Capital Appreciation Fund/VA
❖   Oppenheimer Global Fund/VA
❖   Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust – Advisor Class
❖   PIMCO CommodityRealReturn® Strategy Portfolio
❖   PIMCO Real Return Portfolio
❖   PIMCO Total Return Portfolio
The Rydex Variable Trust
❖   Guggenheim VT Long Short Equity Fund 1
❖   Rydex VT Inverse Government Long Bond Strategy Fund 1
❖   Rydex VT Nova Fund 1
Sentinel Variable Products Trust
❖   Sentinel Variable Products Balanced Fund
❖   Sentinel Variable Products Bond Fund
❖   Sentinel Variable Products Common Stock Fund
❖   Sentinel Variable Products Mid Cap Fund
❖   Sentinel Variable Products Small Company Fund
Virtus Variable Insurance Trust
❖   Virtus Capital Growth Series
❖   Virtus Growth and Income Series
❖   Virtus International Series
❖   Virtus Multi-Sector Fixed Income Series
❖   Virtus Real Estate Securities Series
❖   Virtus Small-Cap Growth Series
❖   Virtus Small-Cap Value Series
❖   Virtus Strategic Allocation Series
Wanger Advisors Trust
❖   Wanger International
❖   Wanger International Select
❖   Wanger Select
❖   Wanger USA
See Appendix A for additional information.
1Closed to new investors on May 1, 2006. 2Name change effective August 11, 2014. Previously known as DWS Investments VIT Funds. 3Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP. 4Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.
The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171
1

2

3

Benefit/Risk Summary

This prospectus contains information about all the material rights and features of the variable life policy that you should understand before investing. This summary describes the general provisions of the policy.
Policy Benefits
Death Benefits
The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.
You will choose a death benefit when you apply for a policy:
❖	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit
❖	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit
You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option.
The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age.
Also available, is the Death Benefit Protection Rider, an additional insurance option that you may purchase by paying specified premiums.
You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option 1.
Loans and Partial Surrenders
Generally, you may take loans against 90% of the policy’s cash surrender value subject to certain conditions.
You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.
You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.
Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders may reduce the face amount of the policy. Additionally, each of these transactions has costs associated with them.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Investment Choices
You may select from a wide variety of investment options and a Guaranteed Interest Account. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Account while continuing to defer current income taxes.
Asset Allocation and Strategic Programs
You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”
Temporary Insurance Coverage
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.
Flexible Premiums
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.
Optional Insurance Benefits
The following benefits may be available to you by rider:
•	Disability Waiver of Specified Premium
•	Accidental Death Benefit
•	Death Benefit Protection
•	Face Amount of Insurance Increase
4

•	Whole Life Exchange Option (not available after January 27, 2003)
•	Purchase Protection Plan
•	Living Benefits
Availability of these riders depends upon state approval and may involve extra cost.
Your Right to Cancel the Policy
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us at the VULA within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.
Policy Risks
Suitability Risk
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.
Replacements
Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “free look” period.
Conflicts of Interest
Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution” section of this prospectus.
Tax Effects
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain funding circumstances may cause a policy to become a modified endowment contract (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also distributions from a MEC policy received prior to the policyowner’s attainment of age 59½ are subject to a 10% penalty tax.
Risk of Lapse
Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated.
Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.
Investment Risk
A comprehensive discussion of the risks of each fund purchased by an investment option of the Phoenix Life Variable Universal Life Account may be found in the funds’ prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities, and the policy owner assumes the risk of gain or loss according to the performance of the fund. There is no assurance that any series will achieve its stated investment objective.
Transfer Risk
Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in this prospectus. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect a disruptive trading. Minimum balance and minimum transfer limits apply.
5

Face Amount Increase Risk
Face amount increases will increase the potential surrender charges under the policy.
The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Fee Tables

Transaction Fees
Charge	When Deducted	Maximum Amount Deducted
Premium Tax Charge	Upon Payment.	2.25% of each premium.
Issue Expense Charge	1/12 th of the fee is deducted on each of the first 12 monthly calculation days.	$150 [1]
Surrender Charge	Upon full surrender or lapse.	Maximum is 0.50% of policy face amount plus 30.00% of premiums paid.[2]
Partial Surrender Charge	Upon Partial Surrender or a decrease in the policy face amount.	For a partial surrender:
The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.
For a decrease in face amount:
The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
Partial Surrender Fee	Upon Partial Surrender.	2.00% of surrender amount up to a maximum of $25 per surrender.
Transfer Charge	Upon Transfer.	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
[1]	The Issue Charge is $12.50 per month for the first 12 policy months.
[2]	The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the “Charges and Deductions” section.
Periodic Charges Other than Fund Operating Expenses
Charge	When Deducted	Maximum Amount Deducted
Cost of Insurance[1]	On each Monthly Calculation Day.
Minimum and Maximum Charges		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 36 in the preferred nonsmoker class.		We would charge $0.13 per $1,000 of amount at risk[2] per month. We will increase this charge as he ages.
Administrative Charge	On each Monthly Calculation Day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes, however we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
Loan Interest Rate Charged[4]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.
Optional Insurance Benefits
6

Charge	When Deducted	Maximum Amount Deducted
Death Benefit Protection Rider	On each Monthly Calculation Day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[5]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum		$0.05 - $0.17 per unit[6] purchased per month.
Example for a male age 30 in the standard nonsmoker premium class.		$0.12 per unit[6] purchased per month.
Disability Waiver of Specified Premium Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum		$0.20 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the preferred nonsmoker premium class.		$0.24 per $100 of premium waived per month.
Accidental Death Benefit Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum		$0.07 - $0.13 per $1,000 of rider amount per month.
Example for a male age 34 in the preferred nonsmoker premium class.		$0.07 per $1,000 of rider amount per month.
Face amount of Insurance Increase Rider	1/12 th of the fee is deducted on each of the first 12 monthly calculation days following the Rider Date.	$150. [6]
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
[1]	Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
[2]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[3]	We do not deduct this charge from investments in the Guaranteed Interest Account.
[4]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see “Charges and Deductions” and “Loans.”
[5]	This charge for this rider depends on age, gender and risk classification at issue, but will not increase with age.
[6]	Each unit allows you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2014, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.
TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum	Maximum
Gross Annual Fund Operating Expenses[1]	0.35%	4.11%
[1]	The minimum and maximum Net Annual Fund Operating Expenses are 0.33% and 4.11%, respectively. Advisors and/or other service providers to the funds may have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses reflect the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2016. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.
7

Phoenix Life Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Phoenix Life Insurance Company or “Phoenix.” Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”). Phoenix provides life insurance and annuity products to individual customers. Phoenix is organized as a New York stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061.
Obligations under the contracts are obligations of Phoenix. You may make contributions to the Guaranteed Interest Account or “GIA” which is supported by the assets in Phoenix's general account. Such contributions are not invested in the Separate Account. The GIA is part of our general account (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.
Policy Guarantees
Any guarantee under the contract, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about the Company’s financial strength may be found on our website, www.phoenixwm.com*, located under “About Us”/”Ratings.” This website location also includes the Company’s financial strength ratings assigned to us by one or more independent rating organizations, along with each such organization’s view regarding the potential future direction of the Company’s rating.
Phoenix Life Variable Universal Life Account

Phoenix established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.
The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.
Phoenix does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Phoenix Life Insurance Company is obligated to pay all amounts contractually owed under the policies.
The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.
We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.
8

Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA at the phone number located on the front page of this prospectus. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will provide you updated prospectuses for your policy and the underlying funds at least annually.
Performance History
We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.
Valuation Date
A valuation date is every day the NYSE is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons
1.	the NYSE is closed or may have closed early;
2.	the SEC has determined that a state of emergency exists; or
3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).
The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).
Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.
While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.
We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:
1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.
You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.
The Variable Investment Options

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.
The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services
9

that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.
Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.
In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.
Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.
You will find detailed information about the underlying funds and their inherent risks in their current prospectuses. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus. You should read these prospectuses carefully.
For additional information concerning the available investment options, please see Appendix A.
Administrative, Marketing and Support Service Fees
The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.
The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.
These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.
These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.
The Guaranteed Interest Account

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.
We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.
You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:
10

❖ First Year:	25% of the total value
❖ Second Year:	33% of remaining value
❖ Third Year:	50% of remaining value
❖ Fourth Year:	100% of remaining value
Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.
We have not registered interests in our general account under the Securities Act of 1933, nor have we registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission (“SEC”) has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.
Charges and Deductions

General
Charges are deducted in connection with the policy to compensate us for:
❖	our expenses in selling the policy;
❖	underwriting and issuing the policy;
❖	premium and federal taxes incurred on premiums received;
❖	providing the insurance benefits set forth in the policy; and
❖	assuming certain risks in connection with the policy.
The nature and amount of these charges are more fully described in sections below.
When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:
❖	issue expense charge; and/or
❖	surrender charge.
Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.
Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.
Charges Deducted from Premium Payments
Premium Tax Charge
Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. These charges are deducted from each premium payment.
Periodic Charges
Monthly Charges
We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.
You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.
❖	Issue Expense Charge. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. We charge $3 per thousand with a maximum charge of $150. We deduct this charge in twelve equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.
11

❖	Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.
❖	Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.
We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.
❖	Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.
Two riders are available at no charge with every Flex Edge policy:
•	Living Benefits Rider. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.
•	Whole Life Exchange Option Rider. This rider permits you to exchange the Policy for a fixed benefit whole life policy at the later of age 65 and Policy year 15. This Rider is no longer available.
We charge for providing benefits under the following riders:
•	Disability Waiver of Specified Premium Rider. Charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.
•	Accidental Death Benefit Rider. Charges vary based on age, sex, and amount of additional death benefit.
•	Death Benefit Protection Rider. Charge is based upon the face amount.
•	Purchase Protection Plan Rider. Charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.
•	Face Amount of Insurance Increase Rider. Charge is based upon the face amount.
Daily Charges
We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.
❖	Mortality and Expense Risk Charge
We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.
We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.
We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.
If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.
We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.
We charge a maximum mortality and expense charge of .80% of your policy value allocated to the investment options, on an annualized basis.
12

❖	Loan Interest Charged
We charge your policy for outstanding loans at the rates shown below. The rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. We credit your policy 6% in all years. The difference is to compensate us for costs associated with administering the loans.
Loan Interest rate Charged:

• Policy Years 1-10 (or insured’s age 65 if earlier):	8%
• Policy Years 11+:	7%
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.
Conditional Charges
These are other charges that are imposed only if certain events occur.
❖	Surrender Charge. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. In policy years one through ten, the full surrender charge as described below will apply if you either surrender the policy for its cash surrender value or permit the policy to lapse. The applicable surrender charge in any policy month is the full surrender charge minus any surrender charges previously paid. There is no surrender charge after the 10th policy year. During the first ten policy years, the maximum surrender charge that you can pay while you own the policy is equal to either A + B (defined below) or the amount shown in the table.
A is equal to:
1)	30% of all premiums paid (up to and including the amount stated on the schedule page of your policy, which is calculated according to a formula contained in an SEC rule); plus
2)	10% of all premiums paid in excess of this amount but not greater than twice this amount: plus
3)	9% of all premiums paid in excess of twice this amount.
B is equal to $5 per $1000 of initial face amount.
The following table is an example of the duration of the surrender charge period for a male age 35, nonsmoker, utilizing a policy face amount of $100,000.
Maximum Surrender Charge Table
Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-60	$1029.22	91	$672.70
61	1018.93	92	657.06
62	1008.64	93	641.41
63	998.35	94	625.77
64	988.06	95	610.12
65	977.76	96	594.48
66	967.47	97	578.84
67	957.18	98	563.19
68	946.89	99	547.55
69	936.59	100	531.90
70	926.30	101	516.26
71	916.01	102	500.61
72	905.72	103	484.97
73	895.43	104	469.33
74	885.13	105	453.68
75	874.84	106	438.04
76	864.55	107	422.39
77	854.26	108	406.75
78	843.96	109	372.85
79	833.67	110	338.96
80	823.38	111	305.06
81	813.09	112	271.17
82	802.80	113	237.27
83	792.50	114	203.37
13

Maximum Surrender Charge Table
Policy Month	Surrender Charge	Policy Month	Surrender Charge
84	782.21	115	169.48
85	766.57	116	135.58
86	750.92	117	101.69
87	735.28	118	67.79
88	719.63	119	33.90
89	703.99	120.00
90	688.35
We may reduce the surrender charge for policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangements.
❖	Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.
❖	Partial Surrender Charge. If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy. This charge is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.
A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.
❖	Transfer Charge. Currently we do not charge for transfers between investment options, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. If we were to impose a transfer charge, it would be intended to recoup the cost of administering the transfer.
Other Tax Charges
Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.
Fund Charges
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in the section titled “Total Annual Fund Operating Expenses.”
These fund charges and other expenses are described more fully in the respective fund prospectuses.
The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.
You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.
The Contract
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.
14

Suicide
If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.
Incontestability
We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.
Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.
Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.
Misstatement of Age or Sex in the Application
If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.
Contract Rights
Owner
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.
Insured
The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.
Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.
If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.
Maturity Date
Unless the policy has terminated, it will mature on its policy maturity date. Upon written request we will pay you the surrender value on that date in one sum, or you may direct that we apply the surrender value under any of the various payment options. See “Payment of Proceeds—Payment Options“ for additional information.
Contract Limitations
Assignment
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.
Purchasing a Policy
Underwriting Procedures
We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.
15

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.
Eligible Purchasers
Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest, as defined under state law in that life. In certain situations written notice and consent, as defined by state laws and the Internal Revenue Code (“Code”), section 101(j), may need to be provided to and obtained from the proposed insured.
Premium Payments
The Flex Edge policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.
The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.
A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions, on the valuation date we approve you for coverage assuming we have received your completed application in good order.
The policy will have a total premium limit determined by the Code Definition of Life Insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.
We may delay the application of a subsequent premium payment if applying it would cause the policy to fail the definition of life insurance or become a Modified Endowment Contract (“MEC”), as defined in the Code; see discussion of MEC under Federal Income Taxes section. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to fail the definition of life insurance or become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.
For policies in which a material change has impacted the MEC testing procedure, if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.
We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.
We reduce premium payments by the premium tax charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was
16

exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.
Minimum Face Amount
The minimum initial face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.
Payment by Check
We may wait to credit your policy if you pay by check until your check has cleared your bank.
Automated Payments
You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.
You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.
Allocation of Premium
We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.
Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charge. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.
Premium payments received during a grace period, after deduction of state and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”
Your Right to Cancel
State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.
The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:
•	the policy value on the date of cancellation; or
•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.
For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:
•	the current policy value less any debt; plus
•	any monthly deductions and other charges made under the policy.
For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during
17

your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.
We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.
General

Postponement of Payments
We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:
•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account;
•	we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
•	when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.
Transfers also may be postponed under these circumstances.
Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.
Optional Insurance Benefits
You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).
❖	Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This Rider can only be elected on the Policy Issue date.
❖	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:
•	the insured dies from bodily injury that results from an accident; and
•	the insured dies no later than 90 days after injury.
❖	Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:
1	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year 7;
2	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year 10;
3	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 95th birthday.
Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.
18

For policies issued in New York, two guarantee periods are available:
1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or
2)	The policy anniversary nearest the Insured’s 95th birthday.
❖	Face Amount of Insurance Increase Rider. Under the terms of this rider, any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and Phoenix requires additional evidence of insurability. The effective date of the increase will generally be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase requested is subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not the policyowner pays an additional premium in connection with the increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase. There is no charge for this rider.
❖	Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.
❖	Living Benefits Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available for qualified plans.
❖	Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.
Death Benefit
General
The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.
Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.
Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.
Requests for Increase in Face Amount
Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase.
Partial Surrender and Decreases in Face Amount: Effect on Death Benefit
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See “Federal Income Tax Considerations.”
Requests for Decrease in Face Amount
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender
19

charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in the death benefit may have federal income tax consequences.
Payment of Proceeds

Surrender and Death Benefit Proceeds
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, the death benefit proceeds payable to an individual or trust will be applied to a retained asset account known as the Phoenix Concierge Account (“PCA”). The PCA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.
The PCA is part of our general account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of our general account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.
Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.
The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.
If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.
Unclaimed Property
States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.
Payment Options
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.
Option 1—Lump Sum
Payment in one lump sum.
Option 2—Left to Earn Interest
A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.
20

Option 3—Payment for a Specific Period
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.
Option 4—Life Annuity with Specified Period Certain
Equal installments are paid until the later of:
❖	the death of the payee; or
❖	the end of the period certain.
The first payment will be on the date of settlement.
The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:
❖	10 years;
❖	20 years; or
❖	until the installments paid refund the amount applied under this option.
If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.
If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.
Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3⁄8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3¼% per year.
Option 5—Life Annuity
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3½% per year.
Option 6—Payments of a Specified Amount
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.
Option 7—Joint Survivorship Annuity with 10-Year Period Certain
The first payment will be on the date of settlement. Equal installments are paid until the latest of:
❖	the end of the 10-year period certain;
❖	the death of the insured; or
❖	the death of the other named annuitant.
The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3⁄8% per year.
For additional information concerning the above payment options, see the policy.
Surrenders
General
At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.
Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. Under certain circumstances, the surrender payment may be postponed. See “General—Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”
21

Full Surrenders
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”
Partial Surrenders
You may obtain a partial surrender of the policy by requesting payment of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”
We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.
Upon a partial surrender, the policy value will be reduced by the sum of the following:
❖	The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.
❖	The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.
❖	A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.
The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.
Processing and Payment of Surrenders, Withdrawals
You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our VULA by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Transfer of Policy Value

Internet and Telephone Transfers
You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on the front page.) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.
We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”
You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.
Phoenix and 1851 Securities (“1851 Securities”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Phoenix and 1851 Securities may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and 1851 Securities reasonably believe to be genuine.
We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.
22

Transfer Restrictions
We do not permit transfers of less than $500 unless either:
❖	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or
❖	the transfer is part of a Systematic Transfer Program.
We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.
You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.
Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.
“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:
❖	dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;
❖	an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and
❖	increased brokerage and administrative expenses.
To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.
Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):
❖	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),
❖	restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),
❖	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),
❖	implement and administer redemption fees imposed by one or more of the underlying funds, or
❖	impose other limitations or restrictions.
Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.
Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
23

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.
We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.
We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.
We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.
Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.
We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.
We do not charge for these programs.
Asset Rebalancing Program
Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Business Day. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Business Day. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.
You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.
Dollar Cost Averaging Program
Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:
❖ $25 monthly	❖ $150 semiannually
❖ $75 quarterly	❖ $300 annually
24

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.
All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.
You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.
Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.
Asset Allocation and Strategic Programs
Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).
We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation (closed to new investors effective June 22, 2009), and Ibbotson Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.
You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.
Selecting a Program and Option
If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as move to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our VULA. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.
The following programs are currently available:
❖	Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
•	Franklin Income Securities Fund – 34%
•	Mutual Shares Securities Fund – 33%
•	Templeton Growth Securities Fund – 33%
❖	Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009)
PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:
25

•	Conservative Portfolio
•	Moderately Conservative Portfolio
•	Moderate Portfolio
•	Moderately Aggressive Portfolio
•	Aggressive Portfolio
On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so.
If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.
You should consult with your registered representative for the most current information on this program and the options within the program.
❖	Ibbotson Asset Allocation Series
The Ibbotson Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:
•	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
•	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
•	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
•	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.
Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.
The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Account in accordance with your most recent premium allocation schedule on file.
Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.
Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.
26

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.
Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.
The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”
In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.
❖	You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears. The loan interest rate in effect are as follows:

• Policy Years 1-10 (or insured’s age 65 if earlier):	8%
• Policy Years 11 and thereafter:	7%
At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest to the loaned portion of the Guaranteed Interest Account.
A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.
If the investment options or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.
If on any monthly calculation day during the first 5 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.
During the grace period, the policy will continue in force but investment option transfers, loans and partial surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.
If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.
27

Federal Income Tax Considerations

Introduction
The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.
Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.
Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.
Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.
Income Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.
Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.
Policy/Contract Benefits
Tax Treatment as Life Insurance
In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below) and the necessity that the contract be life insurance under applicable law.
With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.
There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.
Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.
28

Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.
Death Benefit Proceeds
Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.
In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.
Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.
Full Surrender
Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.
If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.
A contract that lapses is treated as a full surrender for federal income tax purposes.
The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.
Withdrawal
Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.
Under code section 1411, payments from an annuity contract are included in the definition of “net investment income” and may be subject to an additional tax of 3.8 percent. There is a possibility that a payment stream from a life insurance contract could be treated as a payment from an annuity contract subject to section 1411. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.
Loans
We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.
The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.
Sale of Contract
Upon a sale of the contract to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (Contrast this to a surrender of the contract, in which the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In the event that the IRS position regarding basis in the contract in the event of a sale is modified by future regulation, legislation or otherwise, the law in effect at the time of any such sale will be applied. There is also a legislative proposal pending that would require additional information reporting in the event of a sale of a contract. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the contract.
29

Net Investment Income Additional Tax
In December 2012, the United States Department of the Treasury proposed regulations to section 1411 of the Internal Revenue Code. These proposed regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. There is a possibility that certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent Section 1411 applies to individual whose modified adjusted gross income exceeds the threshold amount. The current threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount is subject to modification.
Business and Corporate-Owned Contracts
If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, contract loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business.
There is a legislative proposal pending that would remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.
Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.
Modified Endowment Contracts (“MEC”)
General
The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.
If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).
There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.
We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.
Reduction in Benefits During the First Seven Years
If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.
Distributions Affected
If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.
Penalty Tax
Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:
30

❖	made on or after the taxpayer attains age 59½
❖	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or
❖	part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.
Material Change Rules
Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.
A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.
Serial Purchase of MECs
All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.
Limitations on Mortality and Expense Charges
The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.
Qualified Plans
A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.
Diversification Regulations
Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:
❖	55% in any one investment
❖	70% in any two investments
❖	80% in any three investments
❖	90% in any four investments
A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.
We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.
Owner/Investor Control
The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.
31

In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.
The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.
At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.
Change or Assignment of Ownership, Exchange of Policies or Change of Insured
Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.
Other Taxes
A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.
Withholding and Information Reporting
We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.
We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.
In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.
Spousal Definition
The Internal Revenue Code provides special provisions relating to a spouse.
32

As a result of a June 2013 decision by the United States Supreme Court in the case of United States v. Windsor, a portion of the federal “Defense of Marriage Act” was ruled unconstitutional. The prior section had provided that federal statutes could not recognize same-sex marriages. With this decision striking down the prior law, valid same-sex marriages are now recognized under federal law and any options afforded by the federal tax law to a spouse are now available to all spouses, including same-sex spouses.
On August 29, 2013, the Internal Revenue Service (“IRS”) clarified its position regarding same-sex marriages for all federal tax purposes. If a couple is married in a jurisdiction (including foreign country) that permits same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the state law in the jurisdiction where the couple resides. The IRS further indicated that civil unions and registered domestic partnerships are not marriages for federal tax purposes.
On April 4, 2014, the IRS issued Notice 2014-19, further providing guidance on the application and retroactive application of the Windsor decision to qualified retirement plans. To the extent that this life insurance policy/contract has been issued in connection with such a qualified retirement plan, the Notice should be reviewed by the Plan Administrator, to determine whether a Plan Amendment is needed. Notice 2014-19 does not impact life insurance contracts issued outside of a qualified retirement plan.
The action by the IRS and the United States Supreme Court does not impact state laws. Thus, for state law purposes, a couple will only be married if permitted under that state’s laws. Thus, a couple could be married for federal tax purposes but not for state law purposes. In the event that a beneficiary of a life insurance policy/contract is defined by a spousal relationship (such as, “my wife” or “my husband”), we will look to state law to identify this person. Individuals with such designations are urged to review them and clarify the beneficiary by full name.
Please note that further legal developments may occur that would impact same-sex civil union couples, domestic partners and spouses. All individuals should contact their tax advisors regarding their personal tax situations.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.
Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.
Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.
We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.
Phoenix – Legal Proceedings

Litigation and arbitration
The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.
It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the ultimate outcome of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in our financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.
33

SEC Cease-and-Desist Order
PNX and PHL Variable are subject to a Securities and Exchange Commission (the “SEC”) Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed PNX and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. PNX and PHL Variable remain subject to these obligations. Pursuant to the Orders, PNX and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. PNX and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders.
Cases Brought by Policy Investors
On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against PNX, the Company and PHL Variable in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped PNX as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleging that the Company and PHL Variable committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. This case has been settled, and the settlement does not have a material impact on the Company’s financial statements.
On August 2, 2012, Lima LS PLC filed a complaint against PNX, the Company, PHL Variable, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that the Company and PHL Variable promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.
Cost of Insurance Cases
On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging cost of insurance (“COI”) rate adjustments implemented by the Company in 2010 and 2011, which the Company maintains were based on policy language permitting such adjustments. By order dated July 12, 2013, two separate classes were certified in the Fleisher Litigation; by subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of the Company’s policies issued in New York subject to New York law and subject to the Company’s 2011 COI rate adjustment. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.
The Company’s subsidiary, PHL Variable, has been named as a defendant in six actions challenging its COI rate adjustments implemented concurrently with the Company’s adjustments. Five cases have been brought against PHL Variable, while one case has been brought against the Company and PHL Variable. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add the Company as a defendant (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against PHL Variable, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by PHL Variable in 2011.
The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation, and discovery in these four actions has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part PHL Variable’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s
34

motion for summary judgment in its entirety, while granting in part and denying in part PHL Variable’s motion for summary judgment. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation seeks damages for breach of contract for a nationwide class of policyholders.
The U.S. Bank N.Y. Litigations have been rescheduled for trial commencing on September 21, 2015.
The Company and PHL Variable (together, the “Life Companies”) reached an agreement as of April 30, 2015, memorialized in a formal settlement agreement executed on May 29, 2015, with the SPRR Litigation and the Fleisher Litigation (collectively, the SPRR Litigation and the Fleisher Litigation plaintiffs referred to as the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation, both class actions (the “Settlement”). A motion for preliminary approval of the Settlement was filed with the United States District Court for the Southern District of New York on May 29, 2015. On June 3, 2015, the court granted preliminary approval of the Settlement, ordered notice be given to class members, and set a hearing on September 9, 2015 to address, among other things, final approval of the Settlement. The proposed settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases, and will be structured to allow members of the Settlement Class to opt out of the settlement. The Life Companies will establish a Settlement fund, which may be reduced proportionally for any opt-outs, and will pay a class counsel fee if the Settlement is approved. The Life Companies will be released by all participating members of the Settlement Class, and the COI rate adjustment for policies participating in the Settlement Class will remain in effect. The Life Companies agreed to pay a total of $48.5 million, as reduced for any opt-outs, in connection with the Settlement. The Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. The Settlement is subject to certain conditions and final court approval and is intended to resolve all pending COI cases, other than for policyholders who opt out of the Settlement. In connection with the Settlement, the Company incurred a charge of $48.5million in the first quarter of 2015. Under the Settlement, policyholders who are class members, including those which have filed individual actions relating to COI rate adjustments, may opt out of the Settlement and separately litigate their claims. The Life Companies are currently unable to estimate the extent to which policyholders may opt out of the Settlement or the damages which they may or may not collect in litigation against the Life Companies. There can be no assurance that the ultimate cost to the Company will not be higher or lower than $48.5 million, depending on, among other things, the results of any opt-outs and the resultant litigation and/or negotiation.
The Life Companies have reached an agreement in principle to settle a COI case, the Tiger Capital Litigation (Tiger Capital LLC (C.A. No. 1:12-cv-02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y.)) on a basis that, if finalized, will not have a material impact on the Company’s financial statements. On June 3, 2015, the parties to the Tiger Capital Litigation advised the court of a settlement in principle that included Tiger Capital, LLC’s participation in the class Settlement described above, and requested the court to vacate the scheduled trial date and permit the parties 30 days to finalize their settlement and move to dismiss the case. On June 4, 2015, the court granted this request.
Complaints to state insurance departments regarding the Company’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing the Company to take remedial action in response to complaints by a single policyholder. The Company disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and intends to appeal the order.
Phoenix Life and the Company believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.
Regulatory matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of PNX, the Company and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, PNX is providing to the SEC certain information and documentation regarding the restatement of its prior period financial statements and the staff of the SEC has indicated to PNX that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.
Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our
35

consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our consolidated financial statements in particular quarterly or annual periods.
State Insurance Department Examinations
During 2012 and 2013, the NYDFS conducted its routine quinquennial financial and market conduct examination covering the period ended December 31, 2012 of the Company. The Connecticut Insurance Department conducted its routine financial examination of PHL Variable and two other Connecticut-domiciled insurance subsidiaries. The NYDFS issued the final examination portion of its report for the Company on June 26, 2014. The Connecticut Insurance Department released its financial examination report for PHL Variable on May 28, 2014 and its market conduct examination on December 29, 2014.
Unclaimed Property Inquiries
In late 2012, PNX and its affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”)_and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar have been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 and are being conducted on all entities that comprise PNX with a focus on death benefit payments; however, all amounts owed by any entity within PNX are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH and Kelmar represent 39 jurisdictions. We do not expect the unclaimed property audits to have a material adverse effect on our financial statements.
Discontinued Reinsurance Operations
In 1999, we discontinued reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. A formal plan was adopted to stop writing new contracts covering these risks and to end existing contracts as soon as those contracts would permit. However, the Company remains subject to claims under contracts that have not been commuted. Certain discontinued group accident and health reinsurance business was the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. These disputes have been substantially resolved or settled.
We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.
We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience are reasonably possible and could result in our recognition of additional losses or gains in future years. Management believes, based on current information and after consideration of the provisions made in these consolidated financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on its financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our results of operations.
Financial Statements

The financial statements of each of the investment options of the Separate Account which include the statements of assets and liabilities as of December 31, 2014, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one, by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com*. In addition, the SAI is available on the SEC’s website at .
Restatement and Revision of Previously Reported Financial Information
During the Company’s annual assumption review (or “Unlock”) which was performed in the fourth quarter of 2014, management observed results in the Company’s Universal Life (“UL”) business that did not align with its expectations and, upon further investigation, determined that certain components of the 2013 Unlock contained errors which were determined to be material to the year ended December 31, 2013. As a result of these errors and in accordance with ASC 250, “Accounting Changes and Error Corrections,” the Company is required to record all out-of-period errors, whether or not previously identified, in the period to which they relate. Accordingly, the Company has restated its financial statements for the year ended December 31, 2013 and revised its financial statements for other prior periods presented.
The Company has classified the correction of errors into two categories (i) UL Unlock and (ii) Other Adjustments as detailed more fully below:
36

UL Unlock
In accordance with U.S. GAAP and our accounting policy, the Company performs an annual assumption review where management makes a determination of the best estimate assumptions to be used based on a comprehensive review of recent experience studies and industry trends each year. In 2013, the Company revised a number of assumptions, the most significant of which resulted in changes to expected premium persistency and incorporation of mortality improvement in its UL business. The incorporation of these changes resulted in manual updates to various models for which certain errors were subsequently identified in the course of performing analysis between the financial results for the three and twelve month periods ended December 31, 2014 and those for the corresponding prior year periods. These errors related to inappropriate implementation of data used in the calculation of certain product features which then resulted in the incorrect calculation of the ultimate impact of the Unlock for 2013.
Other Adjustments
Amounts primarily relate to various out-of-period errors identified which were previously determined not to be material individually or in the aggregate. The Company considered the impacts of each of these errors, many of which were previously identified and recorded as out-of-period adjustments, as well as subsequently identified errors both individually and in the aggregate during the course of this restatement and concluded that none were significant for individual categorization herein.
Distribution

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.
1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.
1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved. 1851 is contracted to offer the policies on a continuous basis.
On September 15, 2010, 1851 became the principal underwriter and distributor for the SEC registered products.
Compensation
Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.
Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.
The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.
Percentage of Premium Payment
We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.
37

Promotional Incentives and Payments
To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.
Third Party Performance and Cyber Security

Our business operations and results could be adversely affected by inadequate performance of third-party relationships, including with respect to cyber security. We are dependent on certain third-party relationships to maintain essential business operations. These services include, but are not limited to, information technology infrastructure including cyber security, application systems support, transfer agent and cash management services, custodial services, records storage management, backup tape management, security pricing services, medical information, payroll, and employee benefit programs.
We periodically negotiate provisions and renewals of these agreements and there can be no assurance that their terms will remain acceptable to such third parties or us. An interruption in our continuing relationship with certain of these third parties or any material delay or inability to deliver essential services could materially affect our business operations and adversely affect our results of operations.

* This is intended as an inactive textual reference only.
38

APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com*, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.
Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio[1,2]	Long term capital appreciation	Fred Alger Management, Inc.
AB VPS Balanced Wealth Strategy Portfolio [3]	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk.	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio	Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert Investment Management, Inc.
		Subadvisor:	Ameritas Investment Partners, Inc.
Deutsche Equity 500 Index VIP [4]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Deutsche Small Cap Index VIP [5]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Federated Fund for U.S. Government Securities II	The Fund’s investment objective is to provide current income.	Federated Investment Management Company
Federated High Income Bond Fund II	The Fund’s investment objective is to seek high current income.	Federated Investment Management Company
Federated Prime Money Fund II	The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Investment Management Company
Fidelity ® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Portfolio	Capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund	Seeks capital appreciation. Under normal market conditions, the fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.	Franklin Advisers, Inc.
Franklin Income VIP Fund	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Guggenheim VT Long Short Equity Fund[1,2]	Seeks long-term capital appreciation.	Guggenheim Investments
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio	Capital appreciation and some current income	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Current income and capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Invesco V.I. American Franchise Fund	Capital growth	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund	Capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2]	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth; the Portfolio Manager also may consider a company’s potential for current income prior to selecting it for the Fund.	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund® / VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund[1,2]	Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Rydex VT Nova Fund[1,2]	Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets VIP Fund	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.	Templeton Global Advisors Limited
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC
Virtus Growth & Income Series	Capital appreciation and current income	Virtus Investment Advisers, Inc.
		Subadvisor:	Euclid Advisors LLC
A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Virtus International Series	High total return consistent with reasonable risk	Virtus Investment Advisers, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC
Virtus Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Virtus Investment Advisers, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
Virtus Small-Cap Growth Series	Long-term capital growth	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Small-Cap Value Series	Long-term capital appreciation.	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc.
		Subadvisor(s):	Euclid Advisors LLC (equity portion) and New Fleet Asset Management LLC (fixed income portion)
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, LLC
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective May 1, 2015. Previously known as AllianceBernstein VPS Balanced Wealth Strategy Portfolio.
[4]	Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP.
[5]	Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
*	This is intended as an inactive textual reference only.
A-3

Appendix B – Glossary of Special Terms

The following is a list of terms and their meanings when used in this prospectus.
Attained age:  The age of the insured on the birthday nearest the most recent policy anniversary.
Cash surrender value:  The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.
Death benefit option:  The type of death benefit described in effect.
Debt:  Unpaid policy loans with accrued interest.
Due proof of death:  A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.
In force:  The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.
In writing (written notice, written request):  Is a written form signed by you, satisfactory to us and received by us.
Investment Options:  The accounts within our Separate Account to which nonloaned assets under the policy are allocated.
Monthly calculation day:  The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.
Net amount at risk:  On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.
Payment date:  The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.
PHL Variable:  PHL Variable Insurance Company
Phoenix (our, us, we, company):  Phoenix Life Insurance Company.
Policy anniversary:  The anniversary of the policy date.
Policy date:  The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.
Policy month:  The period from one monthly calculation date up to, but not including, the next monthly calculation date.
Policy value:  The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.
Policy year:  The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.
PNX:  The Phoenix Companies, Inc.
Separate Account:  Phoenix Life Variable Universal Life Account
Spouse:  For state purposes, spouse is as defined under the applicable laws in the State in which the Owner resides. For Federal purposes, spouse is defined under the applicable laws of the state in which the marriage ceremony occurred.
Unit:  A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.
Valuation Date:  A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.
Valuation Period:  The period in days from the end of one valuation date through the next valuation date.
You (your):  The owner of this policy at the time an owner’s right is exercised.
B-1

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Additional information about the Flex Edge (the “Policy”) and the Phoenix Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated June 5, 2015, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.
The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com*.
Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.
Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
2667
Investment Company Act File No. 811-04721
L0141PR©2015 The Phoenix Companies, Inc.	2015

[Version B]
Flex Edge Success®
Joint Edge®

Phoenix Life Variable Universal Life Account
Issued by: Phoenix Life Insurance Company
PROSPECTUS	June 5, 2015
This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Phoenix Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the following funds:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
❖   Invesco V.I. American Franchise Fund – Series I Shares
❖   Invesco V.I. Core Equity Fund – Series I Shares 1
❖   Invesco V.I. Equity and Income Fund – Series II Shares
❖   Invesco V.I. Mid Cap Core Equity Fund – Series I Shares 1
The Alger Portfolios – Class I-2 Shares
❖   Alger Capital Appreciation Portfolio 1
ALPS Investors Variable Insurance Trust – Class II
❖   Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
❖   Ibbotson Balanced ETF Asset Allocation Portfolio
❖   Ibbotson Growth ETF Asset Allocation Portfolio
❖   Ibbotson Income and Growth ETF Asset Allocation Portfolio
Calvert Variable Products, Inc.-Class 1
❖   Calvert VP S&P MidCap 400 Index Portfolio
Deustche Investments VIT Funds – Class A 2
❖   Deutsche Equity 500 Index VIP 3
❖   Deutsche Small Cap Index VIP 4
Federated Insurance Series
❖   Federated Fund for U.S. Government Securities II
❖   Federated High Income Bond Fund II – Primary Shares
❖   Federated Prime Money Fund II
Fidelity® Variable Insurance Products – Service Class
❖   Fidelity® VIP Contrafund® Portfolio
❖   Fidelity® VIP Growth Opportunities Portfolio
❖   Fidelity® VIP Growth Portfolio
❖   Fidelity® VIP Investment Grade Bond Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
❖   Franklin Income VIP Fund
❖   Franklin Mutual Shares VIP Fund
❖   Templeton Developing Markets VIP Fund
❖   Templeton Foreign VIP Fund
❖   Templeton Growth VIP Fund
Lazard Retirement Series, Inc. – Service Shares
❖   Lazard Retirement U.S. Small-Mid Cap Equity Portfolio 1
Lord Abbett Series Fund, Inc. – Class VC
❖   Lord Abbett Bond-Debenture Portfolio
❖   Lord Abbett Growth and Income Portfolio
❖   Lord Abbett Mid Cap Stock Portfolio
Neuberger Berman Advisers Management Trust – Class S
❖   Neuberger Berman Advisers Management Trust Guardian Portfolio
❖    Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio
Oppenheimer Variable Account Funds – Service Shares
❖   Oppenheimer Capital Appreciation Fund/VA
❖   Oppenheimer Global Fund/VA
❖   Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust – Advisor Class
❖   PIMCO CommodityRealReturn® Strategy Portfolio
❖   PIMCO Real Return Portfolio
❖   PIMCO Total Return Portfolio
The Rydex Variable Trust
❖   Guggenheim VT Long Short Equity Fund 1
❖   Rydex VT Inverse Government Long Bond Strategy Fund 1
❖   Rydex VT Nova Fund 1
Sentinel Variable Products Trust
❖   Sentinel Variable Products Balanced Fund
❖   Sentinel Variable Products Bond Fund
❖   Sentinel Variable Products Common Stock Fund
❖   Sentinel Variable Products Mid Cap Fund
❖   Sentinel Variable Products Small Company Fund
Virtus Variable Insurance Trust
❖   Virtus Capital Growth Series
❖   Virtus Growth and Income Series
❖   Virtus International Series
❖   Virtus Multi-Sector Fixed Income Series
❖   Virtus Real Estate Securities Series
❖   Virtus Small-Cap Growth Series
❖   Virtus Small-Cap Value Series
❖   Virtus Strategic Allocation Series
Wanger Advisors Trust
❖   Wanger International
❖   Wanger International Select
❖   Wanger Select
❖   Wanger USA
See Appendix A for additional information.
1Closed to new investors on May 1, 2006. 2Name change effective August 11, 2014. Previously known as DWS Investments VIT Funds. 3Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP. 4Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.
The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171
1

2

3

Benefit/Risk Summary

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms, marked by italics, have been defined and can be found in “Appendix B-Glossary of Special Terms” located at the end of the prospectus.
This prospectus contains information about all the material rights and features of the variable life policy that you should understand before investing. This summary describes the general provisions.
Policy Benefits
Death Benefits
The policy is, first and foremost, a life insurance policy. The policy can be purchased on one life (single life policies) or on two lives up to five lives (multiple life policies). While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. When more than one life is insured, we pay the death benefit when the first of the insureds dies.
You will choose a death benefit when you apply for a policy.
❖	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit.
❖	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit.
You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option.
The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age.
Also available for single life policies, is the Death Benefit Protection Rider, an additional insurance option that you may purchase by paying specified premiums.
You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option 1.
Loans and Partial Surrenders
Generally, you may take loans against 90% of the policy’s cash surrender value subject to certain conditions. The cash surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.
You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.
You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders may reduce the face amount of the policy. Additionally, each of these transactions has costs associated with them and may have federal income tax ramifications.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Investment Choices
You may select from a wide variety of investment options and two Guaranteed Interest Accounts. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.
Asset Allocation and Strategic Programs
You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”
Temporary Insurance Coverage
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.
Flexible Premiums
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.
Optional Insurance Benefits
The following benefits may be available to you by rider:
4

❖	Single Life Policies
•	Disability Waiver of Specified Premium
•	Accidental Death Benefit
•	Death Benefit Protection
•	Whole Life Exchange Option (not available after January 27, 2003)
•	Purchase Protection Plan
•	Living Benefits
•	Cash Value Accumulation
•	Child Term
•	Family Term
•	Business Term
❖	Multiple Life Policies
•	Disability Benefit
•	Survivor Purchase Option
•	Term Insurance
•	Policy Exchange Option
Availability of these riders depends upon state approval and may involve extra cost.
Your Right to Cancel the Policy
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us at the VULA within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.
Policy Risks
Suitability Risk
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.
Replacements
Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “free look” period.
Conflicts of Interest
Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution” section of this prospectus.
Tax Effects
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.
Additionally, certain funding circumstances may cause a policy to become a modified endowment contract (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner’s attainment of age 59½ are subject to a 10% penalty tax.
5

Risk of Lapse
Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated.
Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.
Investment Risk
A comprehensive discussion of the risks of each fund purchased by an investment option of the Phoenix Life Variable Universal Life Account may be found in the funds’ prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities, and the policyowner assumes the risk of gain or loss according to the performance of the fund. There is no assurance that any series will achieve its stated investment objective.
Transfer Risk
Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in this prospectus. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect a disruptive trading. Minimum balance and minimum transfer limits apply.
Face Amount Increase Risk
Face amount increases will increase the potential surrender charges under the policy.
The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Fee Tables

Transaction Fees
Charge	When Deducted	Maximum Amount Deducted
Premium Tax Charge	Upon Payment.	2.25% of each premium for single life policies.
Federal Tax Charge	Upon Payment.	1.50% of each premium for single life policies. No charge applies to multiple life policies.
Issue Expense Charge and Face Amount Increase	1/12 th of the fee is deducted on each of the first 12 monthly calculation days[1] after policy issue or face amount increase.	The maximum charge is $600 for single life policies and $150[2] for multiple life policies.
Surrender Charge[3]	Upon full surrender or lapse.	Maximum is 0.50% of policy face amount plus 28.50% of premiums paid for single life policies. Maximum is 30.00% of premiums paid for multiple life policies.
Partial Surrender Charge	Upon Partial Surrender or a decrease in the policy face amount.	For a partial surrender:
The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.
For a decrease in face amount:
The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
Partial Surrender Fee	Upon Partial Surrender.	2.00% of surrender amount up to a maximum of $25.
Transfer Charge	Upon Transfer.	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
[1]	The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.
[2]	The Issue Expense Charge is $50 per month for the first 12 policy months for single life policies and $12.50 per month for the first 12 policy months for multiple life policies.
6

[3]	The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the “Charges and Deductions” section.
Periodic Charges Other than Fund Operating Expenses
Charge	When Deducted	Maximum Amount Deducted
Cost of Insurance[1]	On each Monthly Calculation Day.
Minimum and Maximum Charges		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 30 in the nonsmoker preferred class and female age 30 in the nonsmoker preferred class.		We would charge $0.12 per $1,000 of amount at risk [2] per month. We will increase this charge as they age.
Administrative Charge	On each Monthly Calculation Day.	$10 per month.
Mortality and Expense Risk Charge[4]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes, however we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
Loan Interest Rate Charged[5]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.
Optional Insurance Benefits – Single Life Policies
Death Benefit Protection Rider	On each Monthly Calculation Day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[6]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum		$0.05 - $0.17 per unit[7] purchased per month.
Example for a male age 34 in the nonsmoker premium class.		$0.16 per unit[7] purchased per month.
Disability Waiver of Specified Premium Rider[6]	On each Monthly Calculation Day.
Minimum and Maximum		$0.22 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the nonsmoker premium class.		$0.23 per $100 of premium waived per month.
Accidental Death Benefit Rider[6]	On each Monthly Calculation Day.
Minimum and Maximum		$0.07 - $0.26 per $1,000 of rider amount per month.
Example for a male age 36 in the nonsmoker premium class.		$0.07 per $1,000 of rider amount per month.
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Child Term Rider[8]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum		$0.06 - $0.14 per $1,000 of rider face amount.
Example for a male child age 10.		$0.06 per $1,000 of rider face amount.
Family Term Rider[8]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum		$0.08 - $8.11 per $1,000 of rider face amount.
Example for a male age 37 in the nonsmoker premium class.		$0.22 per $1,000 of rider face amount.
Business Term Rider[8]	On Rider Date, and on each Monthly Calculation Day.
7

Charge	When Deducted	Maximum Amount Deducted
Minimum and Maximum		$0.07 - $30.73 per $1,000 of rider face amount.
Example for a male age 36 in the nonsmoker premium class.		$0.08 per $1,000 of rider face amount.
Optional Insurance Benefits – Multiple Life Policies
Survivor Purchase Option Rider[6]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum		$0.02 - $0.87 per $1,000 of rider face amount per month.
Example for two 45 year old male nonsmokers.		We would charge $0.04 per $1,000 of face amount per month.
Disability Benefit and Waiver Rider[6]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum		$0.00* - $0.22 per $1,000 of net amount at risk per month.
Example for a 35 year old male nonsmoker.		We would charge $0.02 per $1,000 of net amount at risk per month.
Term Insurance Rider[8]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum		$0.00** - $83.33 per $1,000 of rider face amount per month.
Example for a 37 year old male nonsmoker.		We would charge $0.08 per $1,000 of face amount per month.
Policy Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits”.
[1]	Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount of the policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
[2]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[4]	We do not deduct this charge from investments in the Guaranteed Interest Account. We currently reduce this charge to 0.25% in policy years 16+ for single life policies and multiple life policies issued on or after July 16, 2004.
[5]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see “Charges and Deductions” and “Loans.”
[6]	This charge for this rider depends on age, gender and risk classification at issue, but will not increase with age.
[7]	Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider
[8]	This charge will vary according to age, gender and risk classification. Charges will generally increase with age.
*	Actual minimum charge per $1,000 of net amount at risk per month is $0.0007.
**	Actual minimum charge per $1,000 of rider fee per month is $0.0001.
8

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2014, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.
TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum	Maximum
Gross Annual Fund Operating Expenses[1]	0.35%	4.11%
[1]	The minimum and maximum Net Annual Fund Operating Expenses are 0.33% and 4.11%, respectively. Advisors and/or other service providers to the funds may have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses reflect the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2016. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.
Phoenix Life Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Phoenix Life Insurance Company or “Phoenix.” Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”). Phoenix provides life insurance and annuity products to individual customers. Phoenix is organized as a New York stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061.
Obligations under the contracts are obligations of Phoenix. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Phoenix’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of our general account (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.
Policy Guarantees
Any guarantee under the contract, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about the Company’s financial strength may be found on our website, www.phoenixwm.com*, located under “About Us”/”Ratings.” This website location also includes the Company’s financial strength ratings assigned to us by one or more independent rating organizations, along with each such organization’s view regarding the potential future direction of the Company’s rating.
Phoenix Life Variable Universal Life Account

Phoenix established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.
The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.
9

Phoenix does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Phoenix Life Insurance Company is obligated to pay all amounts contractually owed under the policies.
The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.
We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.
Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA at the phone number located on the front page of this prospectus. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will provide you updated prospectuses for your policy and the underlying funds at least annually.
Performance History
We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.
Valuation Date
A valuation date is every day the NYSE is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons
1.	the NYSE is closed or may have closed early;
2.	the SEC has determined that a state of emergency exists; or
3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).
The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).
Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.
While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.
We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:
1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
10

5)	any other matters requiring a shareholder vote.
You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.
The Variable Investment Options

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.
The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.
Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.
In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.
Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.
You will find detailed information about the underlying funds and their inherent risks in their current prospectuses. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus. You should read these prospectuses carefully.
For additional information concerning the available investment options, please see Appendix A.
Administrative, Marketing and Support Service Fees
The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.
The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.
These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.
These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports;
11

proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.
The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.
The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.
We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.
You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.
We have not registered interests in our general account under the Securities Act of 1933, nor have we registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission (“SEC”) has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.
The features specific to each type of Guaranteed Interest Account are detailed below.
Guaranteed Interest Account
We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:
❖ First Year:	25% of the total value
❖ Second Year:	33% of remaining value
❖ Third Year:	50% of remaining value
❖ Fourth Year:	100% of remaining value
Long-term Guaranteed Interest Account
This investment option is only available to Joint Edge policies issued on or after July 1, 2004. This investment option is not available for Flex Edge Success policies. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.
Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.
We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.
Charges and Deductions

General
Charges are deducted in connection with the policy to compensate us for:
❖	our expenses in selling the policy;
❖	underwriting and issuing the policy;
❖	premium and federal taxes incurred on premiums received;
❖	providing the insurance benefits set forth in the policy; and
❖	assuming certain risks in connection with the policy.
The nature and amount of these charges are more fully described in sections below.
12

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:
❖	issue expense charge; and/or
❖	surrender charge.
Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.
Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.
Charges Deducted from Premium Payments
Premium Tax Charge
Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Single life policies will be assessed a tax charge equal to 2.25% of the premiums paid. Multiple life policies will be assessed the actual premium tax incurred. These charges are deducted from each premium payment.
Federal Tax Charge
A charge equal to 1.50% of each premium will be deducted from each premium payment on a single life policy to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs. There is no Federal Tax charge on multiple life policies.
Periodic Charges
Monthly Charges
We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account (the Long-term Guaranteed Interest Account is not available for Flex Edge Success. It is only available for Joint Edge policies issued after 07/01/2004) based on your specified allocation schedule.
You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the non-loaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.
❖	Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.
❖	Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.
We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.
❖	Issue Expense Charge. This charge helps us pay the underwriting and start-up expenses we incur when we issue the policy. There is an issue expense charge of $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year. For single life policies we charge $1.50 per $1,000 of initial face amount to a maximum of $600. For multiple life policies we charge $150.
You will incur a new issue expense charge if you increase your policy’s face amount. We will assess the new charge only on the amount of the increase.
❖	Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.
13

Certain riders are available at no charge:
•	Living Benefits Rider (for single life policies). This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.
•	Cash Value Accumulation Rider (for single life policies). You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.
•	Whole Life Exchange Option Rider (for single life policies). This rider permits you to exchange a Policy for a fixed benefit whole life policy at the later of age 65 and Policy Year 15. This Rider is no longer available.
•	Policy Exchange Option Rider (for multiple life policies). This rider provides for the exchange of the multiple life policy for single life policies.
We charge for providing benefits under the following riders:
•	Disability Waiver of Specified Premium Rider (for single life policies) charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.
•	Accidental Death Benefit Rider (for single life policies) charges vary based on age, sex, and amount of additional death benefit.
•	Purchase Protection Plan Rider (for single life policies) charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.
•	Child Term Rider charges (for single life policies) depend on the child’s age and gender, and the Rider’s face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.
•	Family Term Rider (for single life policies) charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider’ face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.
•	Business Term Rider (for single life policies) charges vary based on age(s), gender(s), smoker classification(s), and table rating(s), and the Rider’s face amount.
•	Death Benefit Protection Rider (for single life policies) charge is based upon the face amount.
•	Disability Benefit Rider (for multiple life policies) charge is based on the age(s), gender(s), smoker classification(s), specified amount and the number of insureds.
•	Survivor Purchase Option Rider (for multiple life policies) charge is based upon the face amount of the policy.
•	Term Insurance Rider (for multiple life policies) based on the age(s), gender(s), smoker classifications of the persons insureds.
Daily Charges
We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.
❖	Mortality and Expense Risk Charge. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.
We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.
We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.
If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.
We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.
Current Mortality and Expense Risk Charge:
Single Life Policies and Multiple Life Policies (issued on or after July 16, 2004):

• Policy years one through 15:	.80% annually;
• Policy years 16 and after:	.25% annually.
Multiple Life Policies (issued prior to July 16, 2004):
14

• For all policy years:	.80% annually.
❖	Loan Interest Charged. We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit your account value. These rates apply until the person insured reaches age 65; the rates for years 16 and after apply after attained age 65.
Single Life Policies

• Policy years 1-10 (or insured’s age 65 if earlier):	4%
• Policy years 11-15:	3%
• Policy years 16 and thereafter:	2½%
Single Life policies – New York and New Jersey only
• Policy years 1-10 (for insured’s age 65 if earlier):	6%
• Policy years 11-15:	5%
• Policy years 16 and thereafter:	4½%
Multiple Life Policies
• Policy years 1-10:	8%
• Policy years 11 and thereafter:	7%
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.
Conditional Charges
These are other charges that are imposed only if certain events occur.
❖	Surrender Charge. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period.
During the first ten policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or allow the policy to lapse. There is no Surrender charge after the 10th policy year. During the first two policy years on single life policies and during the first ten policy years on multiple life policies, the maximum surrender charge that a policyowner could pay while he or she owns the policy is the amount shown in the policy’s surrender charge schedule, or equal to either A plus B (as shown below), whichever is less. After the first two policy years on single life policies, the maximum surrender charge that a policyowner could pay is based on the amount shown in the policy’s surrender charge schedule.
A is equal to:
1)	28.5% of all premiums paid (up to and including the amount stated in the policy’s surrender charge schedule, which is calculated according to a formula contained in a SEC rule); plus
2)	8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus
3)	7.5% of all premiums paid in excess of twice this amount.
B is equal to $5 per $1,000 of initial face amount.
The following is the surrender charge schedule for a male age 35 in the nonsmoker classification at a face amount of $100,000.
Surrender Charge Schedule
Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-60	$1307.54	91	$933.20
61	1295.46	92	921.13
62	1283.39	93	909.05
63	1271.31	94	896.97
64	1259.24	95	884.90
65	1247.16	96	872.82
66	1235.08	97	836.39
67	1223.01	98	799.95
68	1210.93	99	763.52
69	1198.86	100	727.09
70	1186.78	101	690.65
15

Surrender Charge Schedule
Policy Month	Surrender Charge	Policy Month	Surrender Charge
71	1174.71	102	654.22
72	1162.63	103	617.78
73	1150.56	104	581.35
74	1138.48	105	544.91
75	1126.41	106	508.48
76	1114.33	107	472.05
77	1102.26	108	435.61
78	1090.18	109	399.18
79	1078.10	110	362.74
80	1066.03	111	326.31
81	1053.95	112	289.97
82	1041.88	113	253.44
83	1029.80	114	217.01
84	1017.73	115	180.57
85	1005.65	116	144.14
86	993.58	117	107.70
87	981.50	118	71.27
88	969.43	119	34.83
89	957.35	120.00
90	945.28
❖	Partial Surrender Charge (face amount decrease). If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.
A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.
❖	Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.
❖	Transfer Charge. Currently we do not charge for transfers between investment options, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. This charge, if implemented would be intended to recoup the cost of administering the transfer.
Other Tax Charges
Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.
Fund Charges
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in on our website, www.phoenixwm.com. Minimum and maximum fees and expenses as a percentage of daily net assets charged by the funds are shown in the section entitled “Total Annual Fund Operating Expenses.”
These fund charges and other expenses are described more fully in the respective fund prospectuses.
The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.
16

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.
The Contract
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.
Suicide
If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.
Incontestability
We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.
Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.
Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.
Misstatement of Age or Sex in the Application
If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.
Contract Rights
Owner
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.
Insured
The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.
Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.
If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.
Contract Limitations
Assignment
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.
17

Purchasing a Policy
Underwriting Procedures
We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.
We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.
Eligible Purchasers
Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest (as defined in state law) in that life and the prospective insured consents. A policy also can be purchased to cover from two to five lives under one policy, for any person up to age of 80, provided there is insurable interest in all covered lives. Under such a multiple life policy, the death benefit is paid upon the first death under the policy; the policy then terminates. Such a policy could be purchased on the lives of spouses, family members, business partners or other related groups. In certain situations, the purchaser may need to provide the insured(s) with written notice and consent concerning the coverage in order to satisfy the requirements of the applicable state laws and the Internal Revenue Code (“Code”), section 101.
Premium Payments
Each policy is a flexible premium, variable universal life policy, with a death benefit, cash surrender value and a loan privilege. The policy differs from a fixed benefit whole life policy because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.
The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. Unless provided for by separate document, if you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured(s) must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.
A number of factors concerning the person(s) you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order.
The policy will have a total premium limit determined by the Code Definition of Life Insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.
We may delay the application of a subsequent premium payment if applying it would cause the policy to become a Modified Endowment Contract (MEC), as defined in the Code; see “Modified Endowment Contract” for more details on MECs. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.
For policies in which a material change has impacted the MEC testing procedure, if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.
18

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.
We reduce premium payments by the premium tax charge before we apply them to your policy. Single life policies will also be reduced by a federal tax charge of 1.50%. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.
Minimum Face Amount
The minimum initial face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.
Payment by Check
We may wait to credit your policy if you pay by check until your check has cleared your bank.
Automated Payments
You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.
You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.
Allocation of Premium
We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market Investment Option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market Investment Option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.
Premium payments received by us will be reduced by applicable state premium tax charge and, for the single policies, by 1.50% for federal tax charges (if applicable). The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.
Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”
Your Right to Cancel
State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.
The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:
19

•	the policy’s value on the date of cancellation; or
•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.
For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:
•	the current policy value less any debt; plus
•	any monthly deductions and other charges made under the policy.
For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.
We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.
General

Postponement of Payments
We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:
•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;
•	we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
•	when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.
Transfers also may be postponed under these circumstances.
Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.
Optional Insurance Benefits
You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).
Single Life Policies
❖	Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This rider is elected at issue.
❖	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:
•	the insured dies from bodily injury that results from an accident; and
•	the insured dies no later than 90 days after injury.
20

We assess a monthly charge for this rider. This policy is elected at issue.
❖	Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:
1)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year 7;
2)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year ten;
3)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 95th birthday.
Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.
For policies issued in New York, two guarantee periods are available:
1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or
2)	The policy anniversary nearest the Insured’s 95th birthday.
❖	Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.
❖	Living Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans.
❖	Cash Value Accumulation Rider. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.
❖	Child Term Rider. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child’s 25th birthday.
We assess a monthly charge for this rider. This rider is elected at issue, at adoption, or at birth (child must be at least 14 days old).
❖	Family Term Rider. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured’s immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy. This policy is elected at issue.
❖	Business Term Rider. This rider provides annually renewable term insurance coverage to age 95 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed six times the initial base policy. This rider is available only for policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.
❖	Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.
Multiple Lives Policies
❖	Disability Benefit Rider. In the case of disability of the insured, a specified monthly amount may be credited to the policy and the monthly deductions will be waived. A Disability Benefit rider may be provided on any or all eligible insureds. The specified amount selected must be the same for all who elect coverage. This policy is elected at issue.
❖	Survivor Purchase Option Rider. The survivor(s) may purchase a new Life Policy for a face amount equal to that of the original policy upon the first death. The new policy will be based upon attained age rates.
❖	Term Insurance Rider. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each insured and the face amount of coverage under the rider may differ for each insured. Based upon the policyowner’s election at issue, the rider will provide coverage for all insureds to either age 70 or maturity of the policy. The termination age specified must be the same for all insureds. This policy is elected at issue.
❖	Policy Exchange Option Rider. The Multiple Life Policy may be exchanged for single life policies where the total face amount under the policies is no greater than that under the original policy. There is no charge for this rider. Exercise of this rider is a taxable event. For federal income tax purposes, where there is a change of insureds, it is treated as if the original policy was surrendered and a new policy acquired. Any gain in the policy at the time of the change of insureds is taxable to the policyholder at that time.
21

Death Benefit
General
The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.
Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.
Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.
Requests for Increase in Face Amount
Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new Free Look Period (see “The Summary—Right to Cancel”) will be established for the amount of the increase.
Partial Surrender and Decreases in Face Amount: Effect on Death Benefit
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See “Federal Income Tax Considerations.”
Requests for Decrease in Face Amount
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in the death benefit may have federal income tax consequences.
Payment of Proceeds

Surrender and Death Benefit Proceeds
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, the death benefit proceeds payable to an individual or trust will be applied to a retained asset account known as the Phoenix Concierge Account (“PCA”). The PCA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.
The PCA is part of our general account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of our general account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.
Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”
22

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Under a policy covering multiple lives, the death proceeds will be paid upon the first death under the policy. In addition, under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.
The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.
If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.
Unclaimed Property
States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.
Payment Options
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.
Option 1—Lump Sum
Payment in one lump sum.
Option 2—Left to Earn Interest
A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.
Option 3—Payment for a Specific Period
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.
Option 4—Life Annuity with Specified Period Certain
Equal installments are paid until the later of:
❖	the death of the payee; or
❖	the end of the period certain.
The first payment will be on the date of settlement.
The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:
❖	10 years;
❖	20 years; or
❖	until the installments paid refund the amount applied under this option.
If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.
If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.
Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3⁄8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3¼% per year.
23

Option 5—Life Annuity
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3½% per year.
Option 6—Payments of a Specified Amount
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.
Option 7—Joint Survivorship Annuity with 10-Year Period Certain
The first payment will be on the date of settlement. Equal installments are paid until the latest of:
❖	the end of the 10-year period certain;
❖	the death of the insured; or
❖	the death of the other named annuitant.
The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.
Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3⁄8% per year.
For additional information concerning the above payment options, see the policy.
Surrenders
General
At any time during the lifetime of the insured(s) and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.
Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed.
See “General Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”
Full Surrenders
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”
Partial Surrenders
You may obtain a partial surrender of the policy by requesting payment of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”
We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.
Upon a partial surrender, the policy value will be reduced by the sum of the following:
❖	The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.
❖	The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.
24

❖	A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.
The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.
Processing and Payment of Surrenders, Withdrawals
You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our VULA by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Transfer of Policy Value

Internet and Telephone Transfers
You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on the front page.) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.
We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”
You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.
Phoenix and 1851 Securities (“1851 Securities”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Phoenix and 1851 Securities may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and 1851 Securities reasonably believe to be genuine.
We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.
Transfer Restrictions
We do not permit transfers of less than $500 unless either:
❖	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or
❖	the transfer is part of a Systematic Transfer Program.
We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.
You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.
Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.
25

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:
❖	dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;
❖	an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and
❖	increased brokerage and administrative expenses.
To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.
Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):
❖	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),
❖	restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),
❖	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),
❖	implement and administer redemption fees imposed by one or more of the underlying funds, or
❖	impose other limitations or restrictions.
Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.
Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.
We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.
We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they
26

can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.
We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.
Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.
We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.
We do not charge for these programs.
Asset Rebalancing Program
Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We do not permit transfers to or from the Guaranteed Interest Account.
You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.
Dollar Cost Averaging Program
Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:
❖ $25 monthly	❖ $150 semiannually
❖ $75 quarterly	❖ $300 annually
You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.
All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.
You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.
Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.
Asset Allocation and Strategic Programs
Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).
27

We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation (closed to new investors effective June 22, 2009), and Ibbotson Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.
You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.
Selecting a Program and Option
If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as move to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our VULA. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.
The following programs are currently available:
❖	Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
•	Franklin Income Securities Fund – 34%
•	Mutual Shares Securities Fund – 33%
•	Templeton Growth Securities Fund – 33%
❖	Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009)
PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:
•	Conservative Portfolio
•	Moderately Conservative Portfolio
•	Moderate Portfolio
•	Moderately Aggressive Portfolio
•	Aggressive Portfolio
On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so.
If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.
You should consult with your registered representative for the most current information on this program and the options within the program.
❖	Ibbotson Asset Allocation Series
The Ibbotson Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:
28

•	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
•	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
•	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
•	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.
Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.
The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on single life policies and 6% on multiple life policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.
Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Accounts will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.
Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.
Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.
Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.
The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”
In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.
Loan interest rates are as follows:
❖	Single Life Policies

Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter*:	2½%
❖	Single Life policies – New York and New Jersey only

Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter*:	4½%
*These rates also apply after the insured attains age 65.
❖	Multiple Life Policies

29

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.
Policy years 1-10:	8%
Policy years 11 and thereafter:	7%
At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.
A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.
If the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.
If on any monthly calculation day during the first 5 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.
During the grace period, the policy will continue in force but investment option transfers, loans and partial surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.
If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.
Federal Income Tax Considerations

Introduction
The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.
Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it
30

to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.
Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.
Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.
Income Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.
Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.
Policy/Contract Benefits
Tax Treatment as Life Insurance
In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below) and the necessity that the contract be life insurance under applicable law.
With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.
There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.
Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.
Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.
Death Benefit Proceeds
Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.
In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.
31

Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.
Full Surrender
Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.
If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.
A contract that lapses is treated as a full surrender for federal income tax purposes.
The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.
Withdrawal
Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.
Under code section 1411, payments from an annuity contract are included in the definition of “net investment income” and may be subject to an additional tax of 3.8 percent. There is a possibility that a payment stream from a life insurance contract could be treated as a payment from an annuity contract subject to section 1411. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.
Loans
We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.
The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.
Sale of Contract
Upon a sale of the contract to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (Contrast this to a surrender of the contract, in which the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In the event that the IRS position regarding basis in the contract in the event of a sale is modified by future regulation, legislation or otherwise, the law in effect at the time of any such sale will be applied. There is also a legislative proposal pending that would require additional information reporting in the event of a sale of a contract. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the contract.
Business and Corporate-Owned Contracts
If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, contract loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business.
There is a legislative proposal pending that would remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.
Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these
32

provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.
Modified Endowment Contracts (“MEC”)
General
The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.
If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).
There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.
We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.
Reduction in Benefits During the First Seven Years
If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.
Distributions Affected
If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.
Penalty Tax
Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:
❖	made on or after the taxpayer attains age 59½
❖	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or
❖	part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.
Material Change Rules
Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.
A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.
Serial Purchase of MECs
All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.
33

Limitations on Mortality and Expense Charges
The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.
Qualified Plans
A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.
Diversification Regulations
Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:
❖	55% in any one investment
❖	70% in any two investments
❖	80% in any three investments
❖	90% in any four investments
A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.
We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.
Owner/Investor Control
The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.
In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.
The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.
At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in
34

investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.
Change or Assignment of Ownership, Exchange of Policies or Change of Insured
Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.
Other Taxes
A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.
Withholding and Information Reporting
We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.
We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.
In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.
Spousal Definition
The Internal Revenue Code provides special provisions relating to a spouse.
As a result of a June 2013 decision by the United States Supreme Court in the case of United States v. Windsor, a portion of the federal “Defense of Marriage Act” was ruled unconstitutional. The prior section had provided that federal statutes could not recognize same-sex marriages. With this decision striking down the prior law, valid same-sex marriages are now recognized under federal law and any options afforded by the federal tax law to a spouse are now available to all spouses, including same-sex spouses.
On August 29, 2013, the Internal Revenue Service (“IRS”) clarified its position regarding same-sex marriages for all federal tax purposes. If a couple is married in a jurisdiction (including foreign country) that permits same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the state law in the jurisdiction where the couple resides. The IRS further indicated that civil unions and registered domestic partnerships are not marriages for federal tax purposes.
On April 4, 2014, the IRS issued Notice 2014-19, further providing guidance on the application and retroactive application of the Windsor decision to qualified retirement plans. To the extent that this life insurance policy/contract has been issued in connection with such a qualified retirement plan, the Notice should be reviewed by the Plan Administrator, to determine whether a Plan Amendment is needed. Notice 2014-19 does not impact life insurance contracts issued outside of a qualified retirement plan.
The action by the IRS and the United States Supreme Court does not impact state laws. Thus, for state law purposes, a couple will only be married if permitted under that state’s laws. Thus, a couple could be married for federal tax purposes but not for state law purposes. In the event that a beneficiary of a life insurance policy/contract is defined by a spousal relationship (such as, “my wife” or “my husband”), we will look to state law to identify this person. Individuals with such designations are urged to review them and clarify the beneficiary by full name.
35

Please note that further legal developments may occur that would impact same-sex civil union couples, domestic partners and spouses. All individuals should contact their tax advisors regarding their personal tax situations.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.
Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.
Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.
We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.
Phoenix – Legal Proceedings

Litigation and arbitration
The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.
It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the ultimate outcome of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in our financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.
SEC Cease-and-Desist Order
PNX and PHL Variable are subject to a Securities and Exchange Commission (the “SEC”) Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed PNX and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. PNX and PHL Variable remain subject to these obligations. Pursuant to the Orders, PNX and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. PNX and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders.
Cases Brought by Policy Investors
On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against PNX, the Company and PHL Variable in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped PNX as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims
36

alleging that the Company and PHL Variable committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. This case has been settled, and the settlement does not have a material impact on the Company’s financial statements.
On August 2, 2012, Lima LS PLC filed a complaint against PNX, the Company, PHL Variable, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that the Company and PHL Variable promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.
Cost of Insurance Cases
On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging cost of insurance (“COI”) rate adjustments implemented by the Company in 2010 and 2011, which the Company maintains were based on policy language permitting such adjustments. By order dated July 12, 2013, two separate classes were certified in the Fleisher Litigation; by subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of the Company’s policies issued in New York subject to New York law and subject to the Company’s 2011 COI rate adjustment. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.
The Company’s subsidiary, PHL Variable, has been named as a defendant in six actions challenging its COI rate adjustments implemented concurrently with the Company’s adjustments. Five cases have been brought against PHL Variable, while one case has been brought against the Company and PHL Variable. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add the Company as a defendant (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against PHL Variable, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by PHL Variable in 2011.
The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation, and discovery in these four actions has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part PHL Variable’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s motion for summary judgment in its entirety, while granting in part and denying in part PHL Variable’s motion for summary judgment. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation seeks damages for breach of contract for a nationwide class of policyholders.
The U.S. Bank N.Y. Litigations have been rescheduled for trial commencing on September 21, 2015.
The Company and PHL Variable (together, the “Life Companies”) reached an agreement as of April 30, 2015, memorialized in a formal settlement agreement executed on May 29, 2015, with the SPRR Litigation and the Fleisher Litigation (collectively, the SPRR Litigation and the Fleisher Litigation plaintiffs referred to as the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation, both class actions (the “Settlement”). A motion for preliminary approval of the Settlement was filed with the United States District Court for the Southern District of New York on May 29, 2015. On June 3, 2015, the court granted preliminary approval of the Settlement, ordered notice be given to class members, and set a hearing on September 9, 2015 to address, among other things, final approval of the Settlement. The proposed settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases, and will be structured to allow members of the Settlement Class to opt out of the settlement. The Life Companies will establish a Settlement fund, which may be reduced proportionally for any opt-outs, and will pay a class counsel fee if the Settlement is approved. The Life Companies will be released by all participating members of the Settlement Class, and the COI rate adjustment for policies participating in the Settlement Class will remain in effect. The Life Companies agreed to pay a total of $48.5 million, as reduced for any opt-outs, in connection with the Settlement. The
37

Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. The Settlement is subject to certain conditions and final court approval and is intended to resolve all pending COI cases, other than for policyholders who opt out of the Settlement. In connection with the Settlement, the Company incurred a charge of $48.5million in the first quarter of 2015. Under the Settlement, policyholders who are class members, including those which have filed individual actions relating to COI rate adjustments, may opt out of the Settlement and separately litigate their claims. The Life Companies are currently unable to estimate the extent to which policyholders may opt out of the Settlement or the damages which they may or may not collect in litigation against the Life Companies. There can be no assurance that the ultimate cost to the Company will not be higher or lower than $48.5 million, depending on, among other things, the results of any opt-outs and the resultant litigation and/or negotiation.
The Life Companies have reached an agreement in principle to settle a COI case, the Tiger Capital Litigation (Tiger Capital LLC (C.A. No. 1:12-cv-02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y.)) on a basis that, if finalized, will not have a material impact on the Company’s financial statements. On June 3, 2015, the parties to the Tiger Capital Litigation advised the court of a settlement in principle that included Tiger Capital, LLC’s participation in the class Settlement described above, and requested the court to vacate the scheduled trial date and permit the parties 30 days to finalize their settlement and move to dismiss the case. On June 4, 2015, the court granted this request.
Complaints to state insurance departments regarding the Company’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing the Company to take remedial action in response to complaints by a single policyholder. The Company disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and intends to appeal the order.
Phoenix Life and the Company believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.
Regulatory matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of PNX, the Company and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, PNX is providing to the SEC certain information and documentation regarding the restatement of its prior period financial statements and the staff of the SEC has indicated to PNX that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.
Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our consolidated financial statements in particular quarterly or annual periods.
State Insurance Department Examinations
During 2012 and 2013, the NYDFS conducted its routine quinquennial financial and market conduct examination covering the period ended December 31, 2012 of the Company. The Connecticut Insurance Department conducted its routine financial examination of PHL Variable and two other Connecticut-domiciled insurance subsidiaries. The NYDFS issued the final examination portion of its report for the Company on June 26, 2014. The Connecticut Insurance Department released its financial examination report for PHL Variable on May 28, 2014 and its market conduct examination on December 29, 2014.
Unclaimed Property Inquiries
In late 2012, PNX and its affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”)_and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar have been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 and are being conducted on all entities that comprise PNX with a focus on death benefit payments; however, all amounts owed by any entity within PNX are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH and Kelmar represent 39 jurisdictions. We do not expect the unclaimed property audits to have a material adverse effect on our financial statements.
38

Discontinued Reinsurance Operations
In 1999, we discontinued reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. A formal plan was adopted to stop writing new contracts covering these risks and to end existing contracts as soon as those contracts would permit. However, the Company remains subject to claims under contracts that have not been commuted. Certain discontinued group accident and health reinsurance business was the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. These disputes have been substantially resolved or settled.
We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.
We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience are reasonably possible and could result in our recognition of additional losses or gains in future years. Management believes, based on current information and after consideration of the provisions made in these consolidated financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on its financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our results of operations.
Financial Statements

The financial statements of each of the investment options of the Separate Account which include the statements of assets and liabilities as of December 31, 2014, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one, by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com*. In addition, the SAI is available on the SEC’s website at .
Restatement and Revision of Previously Reported Financial Information
During the Company’s annual assumption review (or “Unlock”) which was performed in the fourth quarter of 2014, management observed results in the Company’s Universal Life (“UL”) business that did not align with its expectations and, upon further investigation, determined that certain components of the 2013 Unlock contained errors which were determined to be material to the year ended December 31, 2013. As a result of these errors and in accordance with ASC 250, “Accounting Changes and Error Corrections,” the Company is required to record all out-of-period errors, whether or not previously identified, in the period to which they relate. Accordingly, the Company has restated its financial statements for the year ended December 31, 2013 and revised its financial statements for other prior periods presented.
The Company has classified the correction of errors into two categories (i) UL Unlock and (ii) Other Adjustments as detailed more fully below:
UL Unlock
In accordance with U.S. GAAP and our accounting policy, the Company performs an annual assumption review where management makes a determination of the best estimate assumptions to be used based on a comprehensive review of recent experience studies and industry trends each year. In 2013, the Company revised a number of assumptions, the most significant of which resulted in changes to expected premium persistency and incorporation of mortality improvement in its UL business. The incorporation of these changes resulted in manual updates to various models for which certain errors were subsequently identified in the course of performing analysis between the financial results for the three and twelve month periods ended December 31, 2014 and those for the corresponding prior year periods. These errors related to inappropriate implementation of data used in the calculation of certain product features which then resulted in the incorrect calculation of the ultimate impact of the Unlock for 2013.
Other Adjustments
Amounts primarily relate to various out-of-period errors identified which were previously determined not to be material individually or in the aggregate. The Company considered the impacts of each of these errors, many of which were previously identified and recorded as out-of-period adjustments, as well as subsequently identified errors both individually and in the aggregate during the course of this restatement and concluded that none were significant for individual categorization herein.
39

Distribution

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.
1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.
1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved. 1851 is contracted to offer the policies on a continuous basis.
On September 15, 2010, 1851 became the principal underwriter and distributor for the SEC registered products.
Compensation
Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.
Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.
The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.
Percentage of Premium Payment
We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.
Promotional Incentives and Payments
To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.
Third Party Performance and Cyber Security

Our business operations and results could be adversely affected by inadequate performance of third-party relationships, including with respect to cyber security. We are dependent on certain third-party relationships to maintain essential business operations. These services include, but are not limited to, information technology infrastructure including cyber security, application systems support, transfer agent and cash management services, custodial services, records storage management, backup tape management, security pricing services, medical information, payroll, and employee benefit programs.
40

We periodically negotiate provisions and renewals of these agreements and there can be no assurance that their terms will remain acceptable to such third parties or us. An interruption in our continuing relationship with certain of these third parties or any material delay or inability to deliver essential services could materially affect our business operations and adversely affect our results of operations.

* This is intended as an inactive textual reference only.
41

APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com*, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.
Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio[1,2]	Long term capital appreciation	Fred Alger Management, Inc.
AB VPS Balanced Wealth Strategy Portfolio [3]	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk.	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio	Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert Investment Management, Inc.
		Subadvisor:	Ameritas Investment Partners, Inc.
Deutsche Equity 500 Index VIP [4]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Deutsche Small Cap Index VIP [5]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Federated Fund for U.S. Government Securities II	The Fund’s investment objective is to provide current income.	Federated Investment Management Company
Federated High Income Bond Fund II	The Fund’s investment objective is to seek high current income.	Federated Investment Management Company
Federated Prime Money Fund II	The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Investment Management Company
Fidelity ® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Portfolio	Capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund	Seeks capital appreciation. Under normal market conditions, the fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.	Franklin Advisers, Inc.
Franklin Income VIP Fund	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Guggenheim VT Long Short Equity Fund[1,2]	Seeks long-term capital appreciation.	Guggenheim Investments
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio	Capital appreciation and some current income	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Current income and capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Invesco V.I. American Franchise Fund	Capital growth	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund	Capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2]	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth; the Portfolio Manager also may consider a company’s potential for current income prior to selecting it for the Fund.	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund® / VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund[1,2]	Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Rydex VT Nova Fund[1,2]	Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets VIP Fund	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.	Templeton Global Advisors Limited
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC
Virtus Growth & Income Series	Capital appreciation and current income	Virtus Investment Advisers, Inc.
		Subadvisor:	Euclid Advisors LLC
A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Virtus International Series	High total return consistent with reasonable risk	Virtus Investment Advisers, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC
Virtus Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Virtus Investment Advisers, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
Virtus Small-Cap Growth Series	Long-term capital growth	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Small-Cap Value Series	Long-term capital appreciation.	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc.
		Subadvisor(s):	Euclid Advisors LLC (equity portion) and New Fleet Asset Management LLC (fixed income portion)
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, LLC
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective May 1, 2015. Previously known as AllianceBernstein VPS Balanced Wealth Strategy Portfolio.
[4]	Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP.
[5]	Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
*	This is intended as an inactive textual reference only.
A-3

Appendix B – Glossary of Special Terms

The following is a list of terms and their meanings when used in this prospectus.
Attained age:  The age of the insured on the birthday nearest the most recent policy anniversary.
Cash surrender value:  The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.
Death benefit option:  The type of death benefit described in effect.
Debt:  Unpaid policy loans with accrued interest.
Due proof of death:  A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.
In force:  The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.
In writing (written notice, written request):  Is a written form signed by you, satisfactory to us and received by us.
Investment Options:  The accounts within our Separate Account to which nonloaned assets under the policy are allocated.
Monthly calculation day:  The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.
Net amount at risk:  On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.
Payment date:  The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.
PHL Variable:  PHL Variable Insurance Company
Phoenix (our, us, we, company):  Phoenix Life Insurance Company.
Policy anniversary:  The anniversary of the policy date.
Policy date:  The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.
Policy month:  The period from one monthly calculation date up to, but not including, the next monthly calculation date.
Policy value:  The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.
Policy year:  The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.
PNX:  The Phoenix Companies, Inc.
Separate Account:  Phoenix Life Variable Universal Life Account
Spouse:  For state purposes, spouse is as defined under the applicable laws in the State in which the Owner resides. For Federal purposes, spouse is defined under the applicable laws of the state in which the marriage ceremony occurred.
Unit:  A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.
Valuation Date:  A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.
Valuation Period:  The period in days from the end of one valuation date through the next valuation date.
You (your):  The owner of this policy at the time an owner’s right is exercised.
B-1

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Additional information about the Flex Edge Success® Joint Edge® (the “Policy”) and the Phoenix Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated June 5, 2015, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.
The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com*.
Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.
Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
V603, V601
Investment Company Act File No. 811-04721
L0224PR©2015 The Phoenix Companies, Inc.	2015

[Version C]
Individual Edge®

Phoenix Life Variable Universal Life Account
Issued by: Phoenix Life Insurance Company
PROSPECTUS	June 5, 2015
This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Phoenix Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the following funds:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
❖   Invesco V.I. American Franchise Fund – Series I Shares
❖   Invesco V.I. Core Equity Fund – Series I Shares 1
❖   Invesco V.I. Equity and Income Fund – Series II Shares
❖   Invesco V.I. Mid Cap Core Equity Fund – Series I Shares 1
The Alger Portfolios – Class I-2 Shares
❖   Alger Capital Appreciation Portfolio 1
ALPS Investors Variable Insurance Trust – Class II
❖   Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
❖   Ibbotson Balanced ETF Asset Allocation Portfolio
❖   Ibbotson Growth ETF Asset Allocation Portfolio
❖   Ibbotson Income and Growth ETF Asset Allocation Portfolio
Calvert Variable Products, Inc.-Class 1
❖   Calvert VP S&P MidCap 400 Index Portfolio
Deustche Investments VIT Funds – Class A 2
❖   Deutsche Equity 500 Index VIP 3
❖   Deutsche Small Cap Index VIP 4
Federated Insurance Series
❖   Federated Fund for U.S. Government Securities II
❖   Federated High Income Bond Fund II – Primary Shares
❖   Federated Prime Money Fund II
Fidelity® Variable Insurance Products – Service Class
❖   Fidelity® VIP Contrafund® Portfolio
❖   Fidelity® VIP Growth Opportunities Portfolio
❖   Fidelity® VIP Growth Portfolio
❖   Fidelity® VIP Investment Grade Bond Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
❖   Franklin Income VIP Fund
❖   Franklin Mutual Shares VIP Fund
❖   Templeton Developing Markets VIP Fund
❖   Templeton Foreign VIP Fund
❖   Templeton Growth VIP Fund
Lazard Retirement Series, Inc. – Service Shares
❖   Lazard Retirement U.S. Small-Mid Cap Equity Portfolio 1
Lord Abbett Series Fund, Inc. – Class VC
❖   Lord Abbett Bond-Debenture Portfolio
❖   Lord Abbett Growth and Income Portfolio
❖   Lord Abbett Mid Cap Stock Portfolio
Neuberger Berman Advisers Management Trust – Class S
❖   Neuberger Berman Advisers Management Trust Guardian Portfolio
❖    Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio
Oppenheimer Variable Account Funds – Service Shares
❖   Oppenheimer Capital Appreciation Fund/VA
❖   Oppenheimer Global Fund/VA
❖   Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust – Advisor Class
❖   PIMCO CommodityRealReturn® Strategy Portfolio
❖   PIMCO Real Return Portfolio
❖   PIMCO Total Return Portfolio
The Rydex Variable Trust
❖   Guggenheim VT Long Short Equity Fund 1
❖   Rydex VT Inverse Government Long Bond Strategy Fund 1
❖   Rydex VT Nova Fund 1
Sentinel Variable Products Trust
❖   Sentinel Variable Products Balanced Fund
❖   Sentinel Variable Products Bond Fund
❖   Sentinel Variable Products Common Stock Fund
❖   Sentinel Variable Products Mid Cap Fund
❖   Sentinel Variable Products Small Company Fund
Virtus Variable Insurance Trust
❖   Virtus Capital Growth Series
❖   Virtus Growth and Income Series
❖   Virtus International Series
❖   Virtus Multi-Sector Fixed Income Series
❖   Virtus Real Estate Securities Series
❖   Virtus Small-Cap Growth Series
❖   Virtus Small-Cap Value Series
❖   Virtus Strategic Allocation Series
Wanger Advisors Trust
❖   Wanger International
❖   Wanger International Select
❖   Wanger Select
❖   Wanger USA
See Appendix A for additional information.
1Closed to new investors on May 1, 2006. 2Name change effective August 11, 2014. Previously known as DWS Investments VIT Funds. 3Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP. 4Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.
The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171
1

2

3

Benefit/Risk Summary

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms, marked by italics, have been defined and can be found in “Appendix B-Glossary of Special Terms” located at the end of the prospectus.
This prospectus contains information about all the material rights and features of the variable life policy that you should understand before investing. This summary describes the general provisions.
Policy Benefits
Death Benefits
The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.
You will choose a death benefit when you apply for a policy.
❖	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit.
❖	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit.
You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option.
The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age.
Also available, is the Death Benefit Protection Rider, an additional insurance option that you may purchase by paying specified premiums.
You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option 1.
Loans and Partial Surrenders
Generally, you may take loans against 90% of the policy’s cash surrender value subject to certain conditions. The cash surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.
You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.
You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.
Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders may reduce the face amount of the policy. Additionally, each of these transactions has costs associated with them.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Investment Choices
You may select from a wide variety of investment options and two Guaranteed Interest Accounts. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.
Asset Allocation and Strategic Programs
You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”
Temporary Insurance Coverage
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.
Flexible Premiums
The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.
Optional Insurance Benefits
The following benefits may be available to you by rider:
•	Disability Waiver of Specified Premium
•	Accidental Death Benefit
4

•	Death Benefit Protection
•	Whole Life Exchange Option (not available after January 27, 2003)
•	Purchase Protection Plan
•	Living Benefits
•	Cash Value Accumulation
•	Child Term
•	Family Term
•	Phoenix Individual Edge Term
•	Age 100+ Rider
•	LifePlan Options Rider
Availability of these riders depends upon state approval and may involve extra cost.
Your Right to Cancel the Policy
You have the right to review the policy and cancel it if you are not satisfied.
Simply return the policy to us at the VULA within 10 days after you receive it, or within 45 days of signing the application. Your state may require a longer period.
Policy Risks
Suitability Risk
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.
Replacements
Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “free look” period.
Conflicts of Interest
Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution” section of this prospectus.
Tax Effects
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain funding circumstances may cause a policy to become a modified endowment contract (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner’s attainment of age 59½ are subject to a 10% penalty tax.
Risk of Lapse
During the first eight policy years the policy will remain in force as long as the policy value is enough to pay the monthly charges incurred under the policy. After that, your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value (or the policy value in the first 8 years) is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated.
Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.
5

Investment Risk
A comprehensive discussion of the risks of each fund purchased by an investment option of the Separate Account may be found in the funds’ prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities, and the policy owner assumes the risk of gain or loss according to the performance of the fund. There is no assurance that any series will achieve its stated investment objective.
Transfer Risk
Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in this prospectus. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect a disruptive trading. Minimum balance and minimum transfer limits apply.
Face Amount Increase Risk
Face amount increases will increase the potential surrender charges under the policy.
The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Fee Tables

Transaction Fees
Charge	When Deducted	Maximum Amount Deducted
Premium Tax	Upon Payment.	2.25% of each premium.
Federal Tax Charge	Upon Payment.	1.50% of each premium.
Issue Expense Charge and Face Amount Increase	1/12 th of the fee is deducted on each of the first 12 monthly calculation days[1] after policy issue or face amount increase.	The maximum charge is $600[2].
Surrender Charge	Upon full surrender or lapse.	A maximum of 2.25 times the Commission Target Premium [3]. We will provide your surrender charges before we issue your policy.
Partial Surrender Charge	Upon Partial Surrender or a decrease in the policy face amount.	For a partial surrender:
The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.
For a decrease in face amount:
The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
Partial Surrender Fee	Upon Partial Surrender.	2.00% of surrender amount up to a maximum of $25.
Transfer Charge	Upon Transfer.	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
[1]	The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.
[2]	The Issue Expense Charge is $1.50 per $1,000 of face amount. Policies with a face amount of less than $400,000 will have a total charge of less than $600.
[3]	Surrender charges are generally level for the first 5 policy years. Thereafter, the surrender charge decreases each year until the 10th policy year at which point the charge declines to 0. The Commission Target Premium (CTP) is an arithmetical formula based on personal information (i.e., age, gender, risk class), and the policy face amount. We will provide your surrender charges before we issue your policy.
Periodic Charges Other than Fund Operating Expenses
Charge	When Deducted	Maximum Amount Deducted
Cost of Insurance[1]	On each Monthly Calculation Day.
Minimum and Maximum Charges		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
6

Charge	When Deducted	Maximum Amount Deducted
Example for a male age 37 in the nonsmoker premium class.		We would charge $0.14 per $1,000 of amount at risk [2] per month. We will increase this charge as he ages.
Administrative Charge	On each Monthly Calculation Day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes, however we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
Loan Interest Rate Charged[4]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.
Optional Insurance Benefits
Death Benefit Protection Rider	On each Monthly Calculation Day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum		$0.05 - $0.17 per unit[8] purchased per month.
Example for a male age 35 in the nonsmoker premium class.		$0.12 per unit[8] purchased per month.
Child Term Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum		$0.06 - $0.11 per $1,000 of rider face amount per month.
Example for a male age 10.		$0.057 per $1,000 of rider face amount.
Family Term Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum		$0.08 - $6.49 per $1,000 of rider face amount per month.
Example for a male age 41 in the nonsmoker premium class.		$0.31 per $1,000 of rider face amount per month.
Phoenix Individual Edge Term Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum		$0.05 - $156.94 per $1.000 of rider face amount per month.
Example for a male age 37 in the nonsmoker premium class.		$0.08 per $1.000 of rider face amount per month.
Disability Waiver of Specified Premium Rider[6]	On each Monthly Calculation Day.
Minimum and Maximum		$0.22 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the nonsmoker premium class.		$0.24 per $100 of premium waived per month.
Accidental Death Benefit Rider[7]	On each Monthly Calculation Day.
Minimum and Maximum		$0.07 - $0.26 per $1,000 of rider amount per month.
Example for a male age 36 in the nonsmoker premium class.		$0.07 per $1,000 of rider amount per month.
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Cash Value Accumulation Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Rider[7]	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Age 100+ Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
LifePlan Options Rider	We do not charge for this rider.	Though we do not charge for this rider, to the extent there is an increase in face amount, there will be an increase in the cost of insurance. We describe this rider later under “Optional Insurance Benefits.”
7

[1]	Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
[2]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[3]	We currently offer reduced mortality and expense risk charges beginning in policy year 16 of 0.25% of average daily net assets invested in the investment options. We do not deduct this charge from investments in the Guaranteed Interest Account.
[4]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.25% on an annual basis. For more information see “Charges and Deductions” and “Loans.”
[5]	This charge will vary according to age, gender and risk classification. Charges will generally increase with age.
[6]	This charge for this rider depends on age, gender and risk classification at issue, but will not increase with age.
[7]	This rider is no longer available.
[8]	Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2014, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.
TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum	Maximum
Gross Annual Fund Operating Expenses[1]	0.34%	4.11%
[1]	The minimum and maximum Net Annual Fund Operating Expenses are 0.33% and 4.11%, respectively. Advisors and/or other service providers to the funds may have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses reflect the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2016. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.
Phoenix Life Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Phoenix Life Insurance Company or “Phoenix.” Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”). Phoenix provides life insurance and annuity products to individual customers. Phoenix is organized as a New York stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061.
Obligations under the contracts are obligations of Phoenix. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Phoenix’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of our general account (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.
Policy Guarantees
Any guarantee under the contract, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about the
8

Company’s financial strength may be found on our website, www.phoenixwm.com*, located under “About Us”/”Ratings.” This website location also includes the Company’s financial strength ratings assigned to us by one or more independent rating organizations, along with each such organization’s view regarding the potential future direction of the Company’s rating.
Phoenix Life Variable Universal Life Account

Phoenix established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.
The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.
Phoenix does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Phoenix Life Insurance Company is obligated to pay all amounts contractually owed under the policies.
The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.
We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.
Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA at the phone number located on the front page of this prospectus. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will provide you updated prospectuses for your policy and the underlying funds at least annually.
Performance History
We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.
Valuation Date
A valuation date is every day the NYSE is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons
1.	the NYSE is closed or may have closed early;
2.	the SEC has determined that a state of emergency exists; or
3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).
The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).
Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.
9

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.
We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:
1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.
You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.
The Variable Investment Options

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.
The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.
Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.
In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.
Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.
You will find detailed information about the underlying funds and their inherent risks in their current prospectuses. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus. You should read these prospectuses carefully.
For additional information concerning the available investment options, please see Appendix A.
Administrative, Marketing and Support Service Fees
The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any
10

corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.
The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.
These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.
These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.
The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.
The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.
We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.
You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.
We have not registered interests in our general account under the Securities Act of 1933, nor have we registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.
The features specific to each type of Guaranteed Interest Account are detailed below.
Guaranteed Interest Account
We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the nonloaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:
❖ First Year:	25% of the total value
❖ Second Year:	33% of remaining value
❖ Third Year:	50% of remaining value
❖ Fourth Year:	100% of remaining value
Long-term Guaranteed Interest Account
This investment option is only available to policies issued on or after September 27, 2004. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.
Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.
11

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.
Charges and Deductions

General
Charges are deducted in connection with the policy to compensate us for:
❖	our expenses in selling the policy;
❖	underwriting and issuing the policy;
❖	premium and federal taxes incurred on premiums received;
❖	providing the insurance benefits set forth in the policy; and
❖	assuming certain risks in connection with the policy.
The nature and amount of these charges are more fully described in sections below.
When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:
❖	issue expense charge; and/or
❖	surrender charge.
Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.
Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.
Charges Deducted from Premium Payments
Premium Tax Charge
Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.
Federal Tax Charge
A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.
Periodic Charges
Monthly Charges
We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account based on your specified allocation schedule.
You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.
❖	Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.
❖	Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.
12

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.
Subject to our underwriting requirements with respect to issue age and minimum face amount, insureds who qualified for our most selective risk classifications at the time of policy issue and who have a Body Mass Index within a specified range at the end of policy years 5, 10, 15, and 20, and in some states, at issue, may be eligible for discounted cost of insurance rates beginning at the end of policy years 5, 10, 15, and 20. Under this program, policy owners may request an improvement in risk classification for the face amount at the end of the 5th policy year, and also at the end of policy years 10, 15, and 20 if we have granted all prior improvement requests related to the policy. We will require evidence that the insured meets our underwriting requirements for an improved risk classification. If approved and the improved risk classification results in lower cost of insurance rates, these rates will be effective on the 5th, 10th, 15th, or 20th anniversary. We may cease to offer this program for new policies at any time.
❖	Issue Expense Charge
This charge helps us to pay the underwriting and start-up expenses we incur when we issue the policy. There is an issue expense charge of $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year.
You will incur a new issue expense charge if you increase your policy’s face amount. We will assess the new charge only on the amount of the increase. We deduct this charge in 12 equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.
❖	Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.
Certain riders are available at no charge with every Individual Edge policy:
•	Living Benefits Rider. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.
•	Cash Value Accumulation Rider. You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.
•	Age 100+ Rider. This rider maintains the full death benefit under the policy after the insured’s age 100, as long as the cash surrender value is greater than zero.
•	Life Plans Options Rider. At specified policy anniversaries, you can exercise or elect one of three options to: (1) increase the face amount; (2) to reduce the face amount without incurring a partial surrender charge; or (3) to exchange the policy for an annuity without incurring a surrender charge. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan.
•	Whole Life Exchange Option Rider (no longer available). This rider permits you to exchange your policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. To the extent there is an increase in face amount there will be an increase in the cost of insurance. See your rider for more information and limitations.
We charge for providing benefits under the following riders:
•	Disability Waiver of Specified Premium Rider charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age 5 through 60 under this rider and terminate the rider when the insured person reaches age 65.
•	Accidental Death Benefit Rider charges vary based on age, sex, and amount of additional death benefit.
•	Purchase Protection Plan Rider charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.
•	Child Term Rider charges depend on the child’s age and gender, and the Rider’s face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.
•	Family Term Rider charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider’ face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.
•	Phoenix Individual Edge Term Rider charges vary based on age, gender, smoker classification, and table rating, and the Rider’s face amount.
•	Death Benefit Protection Rider charge is based upon the face amount.
13

Daily Charges
We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.
❖	Mortality and Expense Risk Charge. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.
We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.
We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.
If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.
We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.
For the first 15 policy years we charge the maximum mortality and expense charge of 0.80% of your policy value in the investment options on an annual basis. Beginning in policy year 16 we charge a reduced mortality and expense risk charge of 0.25% on an annual basis.
❖	Loan Interest Charged. We charge your policy for outstanding loans at the rates illustrated in the tables below.
As shown, the rate we charge your policy is higher than the rate we credit your account value. These rates apply until the person insured reaches age 65, after that, the rates for Policy Years 16+ will apply.

	Loan Interest Rate Charged		Rate We Credit Your Account Value
Policy Years:	Most States	New York/ New Jersey	Most States	New York/ New Jersey
1-10	4%	6%	2%	4%
11-16	3%	5%	2%	4%
16+	2.25%	4.25%	2%	4%
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.
Conditional Charges
These are other charges that are imposed only if certain events occur.
❖	Surrender Charge. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period.
The following table shows the surrender charges applicable for a male Nonsmoker for a face amount of $100,000:

Issue Age	Initial Surrender
25	$1,235.25
35	1,923.75
45	3,127.94
55	4,611.17
65	5,850.00
75	5,850.00
85	5,850.00
The following table gives a specific example for the duration of the surrender charge period for a male age 35 nonsmoker, for a face amount of $100,000. The surrender charge is equal to:
Surrender Charge Schedule
Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-12	$1923.75	89	$1179.90
13-24	1923.75	90	1154.25
25-36	1923.75	91	1128.60
37-48	1923.75	92	1102.95
14

Surrender Charge Schedule
Policy Month	Surrender Charge	Policy Month	Surrender Charge
49-60	1923.75	93	1077.30
61	1898.10	94	1051.65
62	1872.45	95	1026.00
63	1846.80	96	1000.35
64	1821.15	97	958.63
65	1795.50	98	916.90
66	1769.85	99	875.18
67	1744.20	100	833.45
68	1718.55	101	791.73
69	1692.90	102	750.01
70	1667.25	103	708.28
71	1641.60	104	666.56
72	1615.95	105	624.83
73	1590.30	106	583.11
74	1564.65	107	541.39
75	1539.00	108	499.66
76	1513.35	109	457.94
77	1487.70	110	416.21
78	1462.05	111	374.49
79	1436.40	112	332.77
80	1410.75	113	291.04
81	1385.10	114	249.32
82	1359.45	115	207.59
83	1333.80	116	165.87
84	1308.15	117	124.15
85	1282.50	118	82.42
86	1256.85	119	40.70
87	1231.20	120	00.00
88	1205.55
❖	Partial Surrender Charge (face amount decrease). If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge as described below is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.
A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease. This charge is intended to recoup the costs of issuing the policy.
❖	Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.
Transfer Charge
Currently we do not charge for transfers between investment options, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. If we were to impose a transfer charge, it would be intended to recoup the cost of administering the transfer.
Other Tax Charges
Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.
Fund Charges
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in the section titled “Total Annual Fund Operating Expenses.”
These fund charges and other expenses are described more fully in the respective fund prospectuses.
15

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.
You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.
The Contract
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.
Suicide
If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.
Incontestability
We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.
Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.
Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.
Misstatement of Age or Sex in the Application
If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.
Contract Rights
Owner
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.
Insured
The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 85 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.
Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.
If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.
16

Contract Limitations
Assignment
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.
Purchasing a Policy
Underwriting Procedures
We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.
We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.
Eligible Purchasers
Any person up to the age of 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest as defined under state law in that life. In certain situations written notice, as defined by state laws and the Internal Revenue Code (“Code”), section 101(j), may need to be provided to the insured and the insured may need to provide written consent to the coverage.
Premium Payments
The Individual Edge® policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.
The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.
A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order.
We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.
We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.
The policy will have a total premium limit determined by the Code Definition of Life Insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is
17

needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.
We may delay the application of a subsequent premium payment if applying it would cause the policy to become a Modified Endowment Contract (“MEC”) under the Code. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.
For policies in which a material change has impacted the MEC testing procedure if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.
Minimum Face Amount
The minimum initial face amount required to purchase this policy is $25,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.
Payment By Check
We may wait to credit your policy if you pay by check until your check has cleared your bank.
Automated Payments
You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.
You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.
Allocation of Premium
We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Accounts upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.
Premium payments received by us will be reduced by a 2.25% state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.
Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”
Your Right to Cancel
State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.
The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:
❖	the policy value on the date of cancellation; or
❖	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.
18

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:
❖	the current policy value less any debt; plus
❖	any monthly deductions and other charges made under the policy.
For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.
We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.
General

Postponement of Payments
We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:
•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;
•	we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
•	when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.
Transfers also may be postponed under these circumstances.
Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.
Optional Insurance Benefits
You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).
❖	Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This rider must be elected upon policy issuance.
❖	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:
•	the insured dies from bodily injury that results from an accident; and
•	the insured dies no later than 90 days after injury.
We assess a monthly charge for this rider. This rider is elected at issue.
❖	Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid.
19

Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:
1)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year seven;
2)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year 10;
3)	death benefit guaranteed until the policy anniversary nearest the insured’s 100th birthday.
Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.
For policies issued in New York, two guarantee periods are available:
1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or
2)	The policy anniversary nearest the Insured’s 100th birthday.
❖	Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.
❖	Living Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.
This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans.
❖	Cash Value Accumulation Rider. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.
❖	Child Term Rider. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child’s 25th birthday.
We assess a monthly charge for this rider. This rider is elected at issue, at adoption, or at birth (child must be at least 14 days old).
❖	Family Term Rider. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured’s immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy.
We assess a monthly charge for this rider. This rider is elected at issue.
❖	Phoenix Individual Edge Term Rider. This rider provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed four times the initial face amount of the policy. This rider is elected at issue.
❖	Age 100+ Rider. This rider maintains the full death benefit under the policy after the insured’s age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider.
❖	LifePlan Options Rider. At specified 5th, 10th and 15th year policy Anniversaries, subject to various limitations as set forth in the rider, the following policy options may be exercised or elected.
1)	An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.
2)	An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.
3)	An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.
While there is no charge for this rider, if you select option 1, you will incur an increase in your cost of insurance due to the increase in face amount. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan. This rider will automatically be attached to the policy at issue.
❖	Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.
20

Death Benefit
General
The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.
Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.
Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.
Requests for Increase in Face Amount
Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase.
Partial Surrender and Decreases in Face Amount: Effect on Death Benefit
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from the policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences.
Requests for Decrease in Face Amount
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in death benefit may have federal income tax consequences.
Payment of Proceeds

Surrender and Death Benefit Proceeds
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, the death benefit proceeds payable to an individual or trust will be applied to a retained asset account known as the Phoenix Concierge Account (“PCA”). The PCA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.
The PCA is part of our general account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of our general account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.
Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”
21

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.
The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.
If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.
Unclaimed Property
States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.
Payment Options
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.
Option 1—Lump Sum
Payment in one lump sum.
Option 2—Left to Earn Interest
A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.
Option 3—Payment for a Specific Period
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.
Option 4—Life Annuity with Specified Period Certain
Equal installments are paid until the later of:
❖	the death of the payee; or
❖	the end of the period certain.
The first payment will be on the date of settlement.
The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:
❖	10 years;
❖	20 years; or
❖	until the installments paid refund the amount applied under this option.
If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.
If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.
Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.
22

Option 5—Life Annuity
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.
Option 6—Payments of a Specified Amount
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year.
This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.
Option 7—Joint Survivorship Annuity with 10-year Period Certain
The first payment will be on the date of settlement. Equal installments are paid until the latest of:
❖	the end of the 10-year period certain;
❖	the death of the insured; or
❖	the death of the other named annuitant.
The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.
Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3% per year.
For additional information concerning the above payment options, see the policy.
Surrenders
General
At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.
Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See “General Provisions—Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”
Full Surrenders
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”
Partial Surrenders
You may obtain a partial surrender of the policy by requesting payment of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”
We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.
Upon a partial surrender, the policy value will be reduced by the sum of the following:
❖	The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.
❖	The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.
23

❖	A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.
The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.
Processing and Payment of Surrenders, Withdrawals
You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our VULA by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Transfer of Policy Value

Internet and Telephone Transfers
You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on the front page.) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.
We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”
You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.
Phoenix and 1851 Securities (“1851 Securities”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Phoenix and 1851 Securities may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and 1851 Securities reasonably believe to be genuine.
We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.
Transfer Restrictions
We do not permit transfers of less than $500 unless either:
❖	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or
❖	the transfer is part of a Systematic Transfer Program.
We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.
You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.
Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.
24

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:
❖	dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;
❖	an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and
❖	increased brokerage and administrative expenses.
To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.
Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):
❖	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),
❖	restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),
❖	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),
❖	implement and administer redemption fees imposed by one or more of the underlying funds, or
❖	impose other limitations or restrictions.
Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.
Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.
We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.
We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they
25

can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.
We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.
Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.
We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.
We do not charge for these programs.
Asset Rebalancing Program
Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Business Day. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Business Day. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.
You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.
Dollar Cost Averaging Program
Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:
❖ $25 monthly	❖ $150 semiannually
❖ $75 quarterly	❖ $300 annually
You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.
All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.
You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.
Enhanced Dollar Cost Averaging Program
We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy’s right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation day following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. This may be substantially less than a full year if the policy has been backdated to save age.
26

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs
Currently, if you elect to participate in the Franklin Templeton Founding Investment Strategy with monthly rebalancing (other investment strategies have been available with Dollar Cost Averaging in the past), then you may also elect to participate in Enhanced Dollar Cost Averaging.
If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the asset allocation program in effect for your policy.
Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.
Asset Allocation and Strategic Programs
Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).
We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation (closed to new investors effective June 22, 2009), and Ibbotson Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.
You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.
Selecting a Program and Option
If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as move to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our VULA. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.
The following programs are currently available:
❖	Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
•	Franklin Income Securities Fund – 34%
•	Mutual Shares Securities Fund – 33%
•	Templeton Growth Securities Fund – 33%
❖	Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009)
PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:
•	Conservative Portfolio
•	Moderately Conservative Portfolio
•	Moderate Portfolio
•	Moderately Aggressive Portfolio
27

•	Aggressive Portfolio
On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so.
If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.
You should consult with your registered representative for the most current information on this program and the options within the program.
❖	Ibbotson Asset Allocation Series
The Ibbotson Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:
•	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
•	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
•	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
•	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.
Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.
The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.
Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Accounts will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.
Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.
Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.
28

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.
The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”
In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.
❖	In all states except New York and New Jersey, the rates in effect following the policy anniversary nearest the insured’s 65th birthday will be 2¼%. The rates in effect before the insured reaches age 65 will be:

Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter:	2¼%
❖	In New York and New Jersey only, the rates in effect before the Insured reaches age 65 will be:

Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter:	4¼%
You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.
At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.
A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.
If the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.
If on any monthly calculation day during the first 8 policy years, the policy value less outstanding debt is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.
During the grace period, the policy will continue in force but investment option transfers, loans and partial surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.
29

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.
30

Federal Income Tax Considerations

Introduction
The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.
Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.
Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.
Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.
Income Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.
Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.
Policy/Contract Benefits
Tax Treatment as Life Insurance
In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below) and the necessity that the contract be life insurance under applicable law.
With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.
There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.
Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.
31

Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.
Death Benefit Proceeds
Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.
In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.
Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.
Full Surrender
Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.
If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.
A contract that lapses is treated as a full surrender for federal income tax purposes.
The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.
Withdrawal
Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.
Under code section 1411, payments from an annuity contract are included in the definition of “net investment income” and may be subject to an additional tax of 3.8 percent. There is a possibility that a payment stream from a life insurance contract could be treated as a payment from an annuity contract subject to section 1411. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.
Loans
We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.
The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.
Sale of Contract
Upon a sale of the contract to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (Contrast this to a surrender of the contract, in which the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In the event that the IRS position regarding basis in the contract in the event of a sale is modified by future regulation, legislation or otherwise, the law in effect at the time of any such sale will be applied. There is also a legislative proposal pending that would require additional information reporting in the event of a sale of a contract. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the contract.
32

Net Investment Income Additional Tax
In December 2012, the United States Department of the Treasury proposed regulations to section 1411 of the Internal Revenue Code. These proposed regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. There is a possibility that certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent Section 1411 applies to individual whose modified adjusted gross income exceeds the threshold amount. The current threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount is subject to modification.
Business and Corporate-Owned Contracts
If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, contract loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business.
There is a legislative proposal pending that would remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.
Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.
Modified Endowment Contracts (“MEC”)
General
The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.
If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).
There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.
We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.
Reduction in Benefits During the First Seven Years
If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.
Distributions Affected
If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.
Penalty Tax
Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:
33

❖	made on or after the taxpayer attains age 59½
❖	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or
❖	part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.
Material Change Rules
Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.
A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.
Serial Purchase of MECs
All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.
Limitations on Mortality and Expense Charges
The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.
Qualified Plans
A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.
Diversification Regulations
Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:
❖	55% in any one investment
❖	70% in any two investments
❖	80% in any three investments
❖	90% in any four investments
A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.
We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.
Owner/Investor Control
The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.
34

In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.
The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.
At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.
Change or Assignment of Ownership, Exchange of Policies or Change of Insured
Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.
Other Taxes
A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.
Withholding and Information Reporting
We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.
We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.
In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.
Spousal Definition
The Internal Revenue Code provides special provisions relating to a spouse.
35

As a result of a June 2013 decision by the United States Supreme Court in the case of United States v. Windsor, a portion of the federal “Defense of Marriage Act” was ruled unconstitutional. The prior section had provided that federal statutes could not recognize same-sex marriages. With this decision striking down the prior law, valid same-sex marriages are now recognized under federal law and any options afforded by the federal tax law to a spouse are now available to all spouses, including same-sex spouses.
On August 29, 2013, the Internal Revenue Service (“IRS”) clarified its position regarding same-sex marriages for all federal tax purposes. If a couple is married in a jurisdiction (including foreign country) that permits same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the state law in the jurisdiction where the couple resides. The IRS further indicated that civil unions and registered domestic partnerships are not marriages for federal tax purposes.
On April 4, 2014, the IRS issued Notice 2014-19, further providing guidance on the application and retroactive application of the Windsor decision to qualified retirement plans. To the extent that this life insurance policy/contract has been issued in connection with such a qualified retirement plan, the Notice should be reviewed by the Plan Administrator, to determine whether a Plan Amendment is needed. Notice 2014-19 does not impact life insurance contracts issued outside of a qualified retirement plan.
The action by the IRS and the United States Supreme Court does not impact state laws. Thus, for state law purposes, a couple will only be married if permitted under that state’s laws. Thus, a couple could be married for federal tax purposes but not for state law purposes. In the event that a beneficiary of a life insurance policy/contract is defined by a spousal relationship (such as, “my wife” or “my husband”), we will look to state law to identify this person. Individuals with such designations are urged to review them and clarify the beneficiary by full name.
Please note that further legal developments may occur that would impact same-sex civil union couples, domestic partners and spouses. All individuals should contact their tax advisors regarding their personal tax situations.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.
Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.
Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.
We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.
Phoenix – Legal Proceedings

Litigation and arbitration
The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.
It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the ultimate outcome of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in our financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.
36

SEC Cease-and-Desist Order
PNX and PHL Variable are subject to a Securities and Exchange Commission (the “SEC”) Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed PNX and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. PNX and PHL Variable remain subject to these obligations. Pursuant to the Orders, PNX and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. PNX and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders.
Cases Brought by Policy Investors
On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against PNX, the Company and PHL Variable in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped PNX as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleging that the Company and PHL Variable committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. This case has been settled, and the settlement does not have a material impact on the Company’s financial statements.
On August 2, 2012, Lima LS PLC filed a complaint against PNX, the Company, PHL Variable, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that the Company and PHL Variable promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.
Cost of Insurance Cases
On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging cost of insurance (“COI”) rate adjustments implemented by the Company in 2010 and 2011, which the Company maintains were based on policy language permitting such adjustments. By order dated July 12, 2013, two separate classes were certified in the Fleisher Litigation; by subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of the Company’s policies issued in New York subject to New York law and subject to the Company’s 2011 COI rate adjustment. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.
The Company’s subsidiary, PHL Variable, has been named as a defendant in six actions challenging its COI rate adjustments implemented concurrently with the Company’s adjustments. Five cases have been brought against PHL Variable, while one case has been brought against the Company and PHL Variable. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add the Company as a defendant (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against PHL Variable, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by PHL Variable in 2011.
The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation, and discovery in these four actions has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part PHL Variable’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s
37

motion for summary judgment in its entirety, while granting in part and denying in part PHL Variable’s motion for summary judgment. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation seeks damages for breach of contract for a nationwide class of policyholders.
The U.S. Bank N.Y. Litigations have been rescheduled for trial commencing on September 21, 2015.
The Company and PHL Variable (together, the “Life Companies”) reached an agreement as of April 30, 2015, memorialized in a formal settlement agreement executed on May 29, 2015, with the SPRR Litigation and the Fleisher Litigation (collectively, the SPRR Litigation and the Fleisher Litigation plaintiffs referred to as the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation, both class actions (the “Settlement”). A motion for preliminary approval of the Settlement was filed with the United States District Court for the Southern District of New York on May 29, 2015. On June 3, 2015, the court granted preliminary approval of the Settlement, ordered notice be given to class members, and set a hearing on September 9, 2015 to address, among other things, final approval of the Settlement. The proposed settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases, and will be structured to allow members of the Settlement Class to opt out of the settlement. The Life Companies will establish a Settlement fund, which may be reduced proportionally for any opt-outs, and will pay a class counsel fee if the Settlement is approved. The Life Companies will be released by all participating members of the Settlement Class, and the COI rate adjustment for policies participating in the Settlement Class will remain in effect. The Life Companies agreed to pay a total of $48.5 million, as reduced for any opt-outs, in connection with the Settlement. The Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. The Settlement is subject to certain conditions and final court approval and is intended to resolve all pending COI cases, other than for policyholders who opt out of the Settlement. In connection with the Settlement, the Company incurred a charge of $48.5million in the first quarter of 2015. Under the Settlement, policyholders who are class members, including those which have filed individual actions relating to COI rate adjustments, may opt out of the Settlement and separately litigate their claims. The Life Companies are currently unable to estimate the extent to which policyholders may opt out of the Settlement or the damages which they may or may not collect in litigation against the Life Companies. There can be no assurance that the ultimate cost to the Company will not be higher or lower than $48.5 million, depending on, among other things, the results of any opt-outs and the resultant litigation and/or negotiation.
The Life Companies have reached an agreement in principle to settle a COI case, the Tiger Capital Litigation (Tiger Capital LLC (C.A. No. 1:12-cv-02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y.)) on a basis that, if finalized, will not have a material impact on the Company’s financial statements. On June 3, 2015, the parties to the Tiger Capital Litigation advised the court of a settlement in principle that included Tiger Capital, LLC’s participation in the class Settlement described above, and requested the court to vacate the scheduled trial date and permit the parties 30 days to finalize their settlement and move to dismiss the case. On June 4, 2015, the court granted this request.
Complaints to state insurance departments regarding the Company’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing the Company to take remedial action in response to complaints by a single policyholder. The Company disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and intends to appeal the order.
Phoenix Life and the Company believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.
Regulatory matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of PNX, the Company and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, PNX is providing to the SEC certain information and documentation regarding the restatement of its prior period financial statements and the staff of the SEC has indicated to PNX that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.
Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our
38

consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our consolidated financial statements in particular quarterly or annual periods.
State Insurance Department Examinations
During 2012 and 2013, the NYDFS conducted its routine quinquennial financial and market conduct examination covering the period ended December 31, 2012 of the Company. The Connecticut Insurance Department conducted its routine financial examination of PHL Variable and two other Connecticut-domiciled insurance subsidiaries. The NYDFS issued the final examination portion of its report for the Company on June 26, 2014. The Connecticut Insurance Department released its financial examination report for PHL Variable on May 28, 2014 and its market conduct examination on December 29, 2014.
Unclaimed Property Inquiries
In late 2012, PNX and its affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”)_and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar have been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 and are being conducted on all entities that comprise PNX with a focus on death benefit payments; however, all amounts owed by any entity within PNX are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH and Kelmar represent 39 jurisdictions. We do not expect the unclaimed property audits to have a material adverse effect on our financial statements.
Discontinued Reinsurance Operations
In 1999, we discontinued reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. A formal plan was adopted to stop writing new contracts covering these risks and to end existing contracts as soon as those contracts would permit. However, the Company remains subject to claims under contracts that have not been commuted. Certain discontinued group accident and health reinsurance business was the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. These disputes have been substantially resolved or settled.
We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.
We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience are reasonably possible and could result in our recognition of additional losses or gains in future years. Management believes, based on current information and after consideration of the provisions made in these consolidated financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on its financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our results of operations.
Financial Statements

The financial statements of each of the investment options of the Separate Account which include the statements of assets and liabilities as of December 31, 2014, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one, by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com*. In addition, the SAI is available on the SEC’s website at .
Restatement and Revision of Previously Reported Financial Information
During the Company’s annual assumption review (or “Unlock”) which was performed in the fourth quarter of 2014, management observed results in the Company’s Universal Life (“UL”) business that did not align with its expectations and, upon further investigation, determined that certain components of the 2013 Unlock contained errors which were determined to be material to the year ended December 31, 2013. As a result of these errors and in accordance with ASC 250, “Accounting Changes and Error Corrections,” the Company is required to record all out-of-period errors, whether or not previously identified, in the period to which they relate. Accordingly, the Company has restated its financial statements for the year ended December 31, 2013 and revised its financial statements for other prior periods presented.
The Company has classified the correction of errors into two categories (i) UL Unlock and (ii) Other Adjustments as detailed more fully below:
39

UL Unlock
In accordance with U.S. GAAP and our accounting policy, the Company performs an annual assumption review where management makes a determination of the best estimate assumptions to be used based on a comprehensive review of recent experience studies and industry trends each year. In 2013, the Company revised a number of assumptions, the most significant of which resulted in changes to expected premium persistency and incorporation of mortality improvement in its UL business. The incorporation of these changes resulted in manual updates to various models for which certain errors were subsequently identified in the course of performing analysis between the financial results for the three and twelve month periods ended December 31, 2014 and those for the corresponding prior year periods. These errors related to inappropriate implementation of data used in the calculation of certain product features which then resulted in the incorrect calculation of the ultimate impact of the Unlock for 2013.
Other Adjustments
Amounts primarily relate to various out-of-period errors identified which were previously determined not to be material individually or in the aggregate. The Company considered the impacts of each of these errors, many of which were previously identified and recorded as out-of-period adjustments, as well as subsequently identified errors both individually and in the aggregate during the course of this restatement and concluded that none were significant for individual categorization herein.
Distribution

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.
1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.
1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved. 1851 is contracted to offer the policies on a continuous basis.
On September 15, 2010, 1851 became the principal underwriter and distributor for the SEC registered products.
Compensation
Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.
Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.
The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.
Percentage of Premium Payment
We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.
40

Promotional Incentives and Payments
To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.
Third Party Performance and Cyber Security

Our business operations and results could be adversely affected by inadequate performance of third-party relationships, including with respect to cyber security. We are dependent on certain third-party relationships to maintain essential business operations. These services include, but are not limited to, information technology infrastructure including cyber security, application systems support, transfer agent and cash management services, custodial services, records storage management, backup tape management, security pricing services, medical information, payroll, and employee benefit programs.
We periodically negotiate provisions and renewals of these agreements and there can be no assurance that their terms will remain acceptable to such third parties or us. An interruption in our continuing relationship with certain of these third parties or any material delay or inability to deliver essential services could materially affect our business operations and adversely affect our results of operations.

* This is intended as an inactive textual reference only.
41

APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com*, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.
Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio[1,2]	Long term capital appreciation	Fred Alger Management, Inc.
AB VPS Balanced Wealth Strategy Portfolio [3]	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk.	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio	Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert Investment Management, Inc.
		Subadvisor:	Ameritas Investment Partners, Inc.
Deutsche Equity 500 Index VIP [4]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Deutsche Small Cap Index VIP [5]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Federated Fund for U.S. Government Securities II	The Fund’s investment objective is to provide current income.	Federated Investment Management Company
Federated High Income Bond Fund II	The Fund’s investment objective is to seek high current income.	Federated Investment Management Company
Federated Prime Money Fund II	The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Investment Management Company
Fidelity ® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Portfolio	Capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund	Seeks capital appreciation. Under normal market conditions, the fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.	Franklin Advisers, Inc.
Franklin Income VIP Fund	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Guggenheim VT Long Short Equity Fund[1,2]	Seeks long-term capital appreciation.	Guggenheim Investments
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio	Capital appreciation and some current income	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Current income and capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Invesco V.I. American Franchise Fund	Capital growth	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund	Capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2]	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth; the Portfolio Manager also may consider a company’s potential for current income prior to selecting it for the Fund.	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund® / VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund[1,2]	Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Rydex VT Nova Fund[1,2]	Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets VIP Fund	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.	Templeton Global Advisors Limited
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC
Virtus Growth & Income Series	Capital appreciation and current income	Virtus Investment Advisers, Inc.
		Subadvisor:	Euclid Advisors LLC

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Virtus International Series	High total return consistent with reasonable risk	Virtus Investment Advisers, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC
Virtus Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Virtus Investment Advisers, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
Virtus Small-Cap Growth Series	Long-term capital growth	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Small-Cap Value Series	Long-term capital appreciation.	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc.
		Subadvisor(s):	Euclid Advisors LLC (equity portion) and New Fleet Asset Management LLC (fixed income portion)
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, LLC
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective May 1, 2015. Previously known as AllianceBernstein VPS Balanced Wealth Strategy Portfolio.
[4]	Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP.
[5]	Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
*	This is intended as an inactive textual reference only.

Appendix B – Glossary of Special Terms

The following is a list of terms and their meanings when used in this prospectus.
Attained age:  The age of the insured on the birthday nearest the most recent policy anniversary.
Cash surrender value:  The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.
Death benefit option:  The type of death benefit described in effect.
Debt:  Unpaid policy loans with accrued interest.
Due proof of death:  A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.
In force:  The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.
In writing (written notice, written request):  Is a written form signed by you, satisfactory to us and received by us.
Investment Options:  The accounts within our Separate Account to which nonloaned assets under the policy are allocated.
Monthly calculation day:  The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.
Net amount at risk:  On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.
Payment date:  The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.
PHL Variable:  PHL Variable Insurance Company
Phoenix (our, us, we, company):  Phoenix Life Insurance Company.
Policy anniversary:  The anniversary of the policy date.
Policy date:  The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.
Policy month:  The period from one monthly calculation date up to, but not including, the next monthly calculation date.
Policy value:  The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.
Policy year:  The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.
PNX:  The Phoenix Companies, Inc.
Separate Account:  Phoenix Life Variable Universal Life Account
Spouse:  For state purposes, spouse is as defined under the applicable laws in the State in which the Owner resides. For Federal purposes, spouse is defined under the applicable laws of the state in which the marriage ceremony occurred.
Unit:  A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.
Valuation Date:  A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.
Valuation Period:  The period in days from the end of one valuation date through the next valuation date.
You (your):  The owner of this policy at the time an owner’s right is exercised.
B-1

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Additional information about the Individual Edge® (the “Policy”) and the Phoenix Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated June 5, 2015, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.
The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com*.
Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.
Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
V603 (PIE)
Investment Company Act File No. 811-04721
L0252PR©2015 The Phoenix Companies, Inc.	2015

PART B
Flex Edge
Flex Edge Success®/Joint Edge®
Individual Edge®
Phoenix Life Variable Universal Life Account
Issued by: Phoenix Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION	June 5, 2015

Flexible Premium Fixed and Variable Universal Life Insurance Policies
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses, dated June 5, 2015. You may obtain a copy of each prospectus without charge by contacting Phoenix Life Insurance Company (“Phoenix”) at the address or telephone number below or by visiting our website at www.phoenixwm.com*. Defined terms used in the current prospectuses are incorporated in this SAI.

If you have any questions, please contact us at:
Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, Massachusetts 02266-8027	Variable and Universal Life Administration (“VULA”) Tel. (800) 541-0171
1

Phoenix Life Insurance Company

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by “demutualizing” pursuant to a plan of reorganization approved by the New York Superintendent of Insurance (currently known as the Superintendent, New York State Department of Financial Services) and changed its name to Phoenix Life Insurance Company (“Phoenix”). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation. Our executive and main administrative offices are at One American Row, Hartford, Connecticut 06102-5056. Our New York principal office is at 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061. We provide insurance and annuity products.
Surplus
Policies issued on or after the date of Phoenix’s demutualization, June 25, 2001, will not be eligible to share in Phoenix’s profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.
You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the investment option’s investment results.
The Separate Account

Phoenix established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) under which it meets the definition of a “separate account.”
All income, gains or losses of the Separate Account will be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

      The Separate Account is divided into investment options, each of which is available for allocation of policy value. Each investment option will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Separate Account.
Reinvestment and Redemption
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.
Substitution of Investments
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.
If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.
Determination of Investment Option Values
We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.
The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:
(A) + (B)	– (D) where:
(C)
2

(A)	=	the value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.
(B)	=	the amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current valuation period.
(C)	=	the value of the assets in the investment option as of the prior valuation date, including accrued investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.
(D)	=	the sum of the following daily charges multiplied by the number of days in the current valuation period:
1. the mortality and expense risk charge; and
2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.
Services

Administrative, Marketing and Support Services
Phoenix and/or the principal underwriter for the policies have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds for providing certain administrative, marketing, or other support services to the underlying funds.
These payments reflect in part service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that Phoenix and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies.
The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other policies offered by the Phoenix. Aggregate fees relating to the different underlying funds vary and may be as much as 0.40% of the average net assets of an underlying fund attributable to the policies.
Other Service Providers
Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) (formerly PNC Global Investment Servicing) and the Company, BNY Mellon provides certain services related to the Separate Account. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.
Year Ended December 31,	Fee Paid
2012	$450,503.87
2013	$458,488.47
2014	$462,799.76

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the “Phoenix Companies”) have entered into an agreement with Alliance-One Services, Inc., 8616 Freeport Parkway, Irving, Texas 75063 (“Alliance-One”) wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services.
Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year. The fees below were paid during the last three fiscal years for such services.
Year Ended December 31,	Fee Paid
2012	$10,657
2013	$0
2014	$0

3

Information Sharing Agreements

Phoenix has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Phoenix or the underlying funds in accordance with their established policies.
Underwriter

1851 Securities, Inc. (“1851”) is the principal underwriter and national distributor for the contracts pursuant to an underwriting agreement dated January 1, 2012. 1851 is an affiliate of Phoenix. 1851 is contracted as underwriter, to offer these contracts on a continuous basis . 1851 is not compensated for any underwriting commissions. All underwriting commissions costs are borne directly by Phoenix. 1851’s principal business address is One American Row, Hartford, CT 06102-5056.
Performance History/Calculation of Yield and Return

For detailed performance history, please visit our website at www.phoenixwm.com*. The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value.
Yield of the Federated Prime Money Fund II Investment Option. We calculate the yield of the Federated Prime Money Fund II for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.
Example Calculation:
The following example of a return/yield calculation for the Federated Prime Money Fund II is based on the 7-day period ending December 31, 2014:
Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000000
Calculation:
Ending account value	1.000000
Less beginning account value	1.000000
Net change in account value	0.000000
Base period return: (adjusted change/beginning account value)	0.000000
Current annual yield = return x (365/7) =	0.00%
Effective annual yield = [(1 + return)365/7 ] – 1 =	0.00%
The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.
Total Return: We will usually advertise the average annual total return for an investment option calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.
Non-standardized performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Non-standardized performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable charges deducted, including the cost of insurance.
4

Since investment option performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.
For detailed performance information, please visit the Phoenix web site at phoenixwm.com.
We may include information about a series’ or an advisor’s investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series’ portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series’ total return. A fund may also advertise performance by dividing returns into equity and debt components.
A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:
The Dow Jones Industrial AverageSM (“DJIA”)
CS First Boston High Yield Index
Citigroup Corporate Index
Citigroup Government Bond Index
Standard & Poor’s 500 Index® (“S&P 500”)
Each investment option may include its yield and total return in advertisements or communications with current or prospective policy owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:
Lipper Analytical Services
Morningstar, Inc.
Thomson Financial
A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:
Barron’s
Bloomberg Businessweek
Consumer Reports
Financial Planning
Financial Services Weekly
Forbes
Fortune
Investor’s Business Daily
Kiplinger’s Personal Finance
Money
The New York Times
Personal Investor
Registered Rep
U.S. News and World Report
The Wall Street Journal
The DJIA is an unweighted index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.
The S& P 500 is a free-float market capitalization weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.
Weighted and unweighted indices: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.
The funds’ annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on page one.
5

Additional Information about Charges

Reduction in Charges
Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.
Eligibility for the amount of these reductions will be determined by a number of factors including:
❖	the number of insureds,
❖	total premiums expected to be paid,
❖	total assets under management for the policyowner,
❖	the nature of the relationship among individual insureds,
❖	the purpose for which the policies are being purchased,
❖	where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or 1851, or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 has selling agreements,
❖	internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and
❖	other circumstances which in our opinion are rationally related to the expected reduction in expenses.
Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.
Safekeeping of the Separate Account’s Assets

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.
State Regulation

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York State Superintendent of Financial Services. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.
State regulation of Phoenix includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account’s investment policies.
Reports

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.
Experts

The financial statements of each of the investment options of Phoenix Life Variable Universal Life Account which include the statements of assets and liabilities as of December 31, 2014, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 included in this Prospectus and in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

* This is intended as an inactive textual reference only.
6

ANNUAL REPORT
PHOENIX LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
December 31, 2014

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
	Alger Capital Appreciation Portfolio – Class I-2 Shares		Anchor Series Trust Capital Appreciation Portfolio – Class 1		Anchor Series Trust Government and Quality Bond Portfolio – Class 1		Anchor Series Trust Growth and Income Portfolio – Class 1
Assets:
Investments at fair value	$ 6,952,767		$ 4,059,820		$ 434,913		$ 351,321
Total assets	$ 6,952,767		$ 4,059,820		$ 434,913		$ 351,321
Total net assets	$ 6,952,767		$ 4,059,820		$ 434,913		$ 351,321
Units outstanding	3,974,629		18,104		7,128		5,251
Investment shares held	97,446		85,694		28,647		28,147
Investments at cost	$ 3,500,745		$ 3,050,207		$ 424,104		$ 351,380
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.61	95,002
Estate Edge® Unit value (years 1-15)	$ 1.68	964,713
Unit value (years 16+)	$ 1.71	149,835
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.73	2,508,497
Unit value (years 16+)	$ 1.76	200,895
ICAP+			$ 224.05	17,811	$ 61.13	7,085	$ 66.79	4,816
The Phoenix Edge® – SPVL	$ 2.51	55,687
RSVP Variable Life			$ 236.86	293	$ 41.62	43	$ 68.18	435

	Anchor Series Trust Growth Portfolio – Class 1		Anchor Series Trust Multi-Asset Portfolio – Class 1		Anchor Series Trust Natural Resources Portfolio – Class 1		Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
Assets:
Investments at fair value	$ 1,859,688		$ 1,482,613		$ 297,241		$ 1,734,639
Total assets	$ 1,859,688		$ 1,482,613		$ 297,241		$ 1,734,639
Total net assets	$ 1,859,688		$ 1,482,613		$ 297,241		$ 1,734,639
Units outstanding	11,616		23,492		3,800		24,017
Investment shares held	59,306		181,498		15,563		201,817
Investments at cost	$ 1,583,621		$ 1,872,776		$ 379,234		$ 1,849,751
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ICAP+	$ 161.37	11,349	$ 63.13	22,707	$ 78.92	3,228	$ 72.16	23,450
RSVP Variable Life	$ 105.75	267	$ 62.62	785	$ 74.33	572	$ 75.01	567
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		Deutsche Equity 500 Index VIP – Class A		Deutsche Small Cap Index VIP – Class A		Federated Fund for U.S. Government Securities II
Assets:
Investments at fair value	$ 2,961,679		$ 47,388,511		$ 1,891,366		$ 17,679,511
Total assets	$ 2,961,679		$ 47,388,511		$ 1,891,366		$ 17,679,511
Total net assets	$ 2,961,679		$ 47,388,511		$ 1,891,366		$ 17,679,511
Units outstanding	1,536,032		20,726,065		1,038,005		9,864,159
Investment shares held	30,938		2,321,828		109,201		1,589,884
Investments at cost	$ 2,418,290		$ 30,986,296		$ 1,542,949		$ 18,103,593
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.02	131,312	$ 2.40	10,436,867	$ 1.91	56,359	$ 1.85	259,343
Estate Edge® Unit value (years 1-15)	$ 1.91	293,630	$ 2.16	2,777,090	$ 1.81	509,288	$ 1.77	1,843,597
Unit value (years 16+)	$ 1.95	193,120	$ 2.20	756,352	$ 1.85	66,756	$ 1.81	516,498
Estate Strategies	$ -	-	$ -	-	$ -	-	$ 1.65	10,382
Executive Benefit VUL	$ -	-	$ 2.40	239,214	$ -	-	$ 1.74	21,786
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.91	703,683	$ 2.16	5,761,679	$ 1.81	332,828	$ 1.79	5,710,675
Unit value (years 16+)	$ 1.95	209,332	$ 2.20	505,847	$ 1.85	64,682	$ 1.83	909,650
Phoenix Benefit Choice VULSM	$ 2.02	2,576	$ 1.62	7,779	$ -	-	$ 1.30	12,511
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ -	-	$ 1.29	1,752
The Phoenix Edge®	$ -	-	$ 2.25	153,033	$ -	-	$ 1.65	29,560
The Phoenix Edge® – SPVL	$ 2.02	2,379	$ 2.40	88,204	$ 1.91	8,092	$ 1.78	548,405
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Federated High Income Bond Fund II – Primary Shares		Federated Prime Money Fund II		Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class
Assets:
Investments at fair value	$ 7,670,909		$ 25,309,832		$ 41,383,841		$ 11,374,724
Total assets	$ 7,670,909		$ 25,309,832		$ 41,383,841		$ 11,374,724
Total net assets	$ 7,670,909		$ 25,309,832		$ 41,383,841		$ 11,374,724
Units outstanding	3,324,154		26,117,440		17,799,122		7,306,207
Investment shares held	1,110,117		25,309,832		1,111,572		339,950
Investments at cost	$ 8,348,921		$ 25,309,832		$ 27,892,817		$ 5,936,645
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.76	174,583	$ 1.00	1,007,805	$ 2.87	710,053	$ 2.22	104,959
Estate Edge® Unit value (years 1-15)	$ 2.26	713,421	$ 0.96	6,390,567	$ 2.25	3,179,003	$ 1.52	1,309,866
Unit value (years 16+)	$ 2.31	361,964	$ 0.98	2,306,372	$ 2.29	1,833,800	$ 1.56	503,393
Estate Strategies	$ 2.61	2,489	$ 0.98	3,273	$ 2.86	43,127	$ 2.10	70,824
Executive Benefit VUL	$ -	-	$ 1.00	797,505	$ 3.05	266,807	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.26	1,672,243	$ 0.96	11,162,972	$ 2.28	8,666,036	$ 1.52	4,614,476
Unit value (years 16+)	$ 2.30	278,276	$ 0.98	3,534,797	$ 2.33	2,824,729	$ 1.55	531,546
Phoenix Benefit Choice VULSM	$ -	-	$ 1.00	8,762	$ 1.54	25,528	$ 1.58	22,914
Phoenix Joint Edge® VUL	$ 1.76	1,237	$ 1.00	2,221	$ 1.78	3,895	$ 1.87	7,903
The Phoenix Edge®	$ -	-	$ 0.98	328,292	$ 2.67	104,867	$ 1.86	15,806
The Phoenix Edge® – SPVL	$ 2.61	119,941	$ 1.00	574,874	$ 3.02	141,277	$ 2.22	124,520
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class		Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
Assets:
Investments at fair value	$ 10,740,503		$ 8,137,603		$ 5,738,223		$ 19,354,126
Total assets	$ 10,740,503		$ 8,137,603		$ 5,738,223		$ 19,354,126
Total net assets	$ 10,740,503		$ 8,137,603		$ 5,738,223		$ 19,354,126
Units outstanding	8,451,424		5,691,608		3,564,633		7,349,039
Investment shares held	169,623		642,781		358,639		856,377
Investments at cost	$ 5,660,249		$ 8,266,016		$ 5,609,909		$ 13,766,623
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 1.58	270,986	$ 1.48	206,903	$ 1.72	13,631	$ 2.26	382,649
Estate Edge® Unit value (years 1-15)	$ 1.23	1,504,516	$ 1.39	860,811	$ 1.60	939,308	$ 2.69	1,357,201
Unit value (years 16+)	$ 1.25	782,561	$ 1.42	164,576	$ 1.63	372,989	$ 2.75	523,087
Estate Strategies	$ 1.75	10,876	$ 1.43	6,053	$ -	-	$ 2.15	22,675
Executive Benefit VUL	$ -	-	$ 1.48	2,108,482	$ -	-	$ 2.26	101,921
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.26	4,906,774	$ 1.39	2,052,387	$ 1.60	1,810,703	$ 2.65	3,742,065
Unit value (years 16+)	$ 1.28	799,817	$ 1.42	191,656	$ 1.63	301,409	$ 2.71	948,140
Phoenix Benefit Choice VULSM	$ 1.48	1,068	$ 1.43	19,638	$ 1.49	13,324	$ 1.37	2,818
Phoenix Joint Edge® VUL	$ -	-	$ 1.43	5,073	$ 1.59	23,575	$ 1.61	22,570
The Phoenix Edge®	$ 1.53	46,393	$ -	-	$ 1.64	54,442	$ 2.50	14,436
The Phoenix Edge® – SPVL	$ 1.59	128,433	$ 1.48	76,029	$ 1.72	35,252	$ 2.34	231,477
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Guggenheim Long Short Equity Fund		Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II		Ibbotson Balanced ETF Asset Allocation Portfolio – Class II		Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Assets:
Investments at fair value	$ 284,956		$ 2,297,525		$ 6,097,069		$ 5,589,483
Total assets	$ 284,956		$ 2,297,525		$ 6,097,069		$ 5,589,483
Total net assets	$ 284,956		$ 2,297,525		$ 6,097,069		$ 5,589,483
Units outstanding	157,549		1,681,878		4,769,888		4,157,694
Investment shares held	18,896		196,538		532,495		502,651
Investments at cost	$ 194,726		$ 1,852,335		$ 5,421,998		$ 4,809,091
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ -	-	$ 1.40	174,297	$ -	-	$ 1.38	349,472
Estate Edge® Unit value (years 1-15)	$ 1.80	3,333	$ 1.36	331,423	$ 1.27	1,484,819	$ 1.34	383,593
Unit value (years 16+)	$ 1.84	194	$ 1.39	47,541	$ 1.30	243,922	$ 1.36	319,245
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.80	136,216	$ 1.36	963,456	$ 1.27	2,682,582	$ 1.34	2,722,758
Unit value (years 16+)	$ 1.84	13,023	$ 1.39	155,260	$ 1.30	328,821	$ 1.36	368,712
The Phoenix Edge® – SPVL	$ 1.98	4,783	$ 1.40	9,901	$ 1.32	29,744	$ 1.38	13,914
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II		Invesco V.I. American Franchise Fund – Series I Shares		Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
Assets:
Investments at fair value	$ 4,544,071		$ 5,566,185		$ 1,516,412		$ 1,681,193
Total assets	$ 4,544,071		$ 5,566,185		$ 1,516,412		$ 1,681,193
Total net assets	$ 4,544,071		$ 5,566,185		$ 1,516,412		$ 1,681,193
Units outstanding	3,826,809		3,784,131		869,577		996,547
Investment shares held	399,654		101,425		36,977		89,141
Investments at cost	$ 4,255,642		$ 3,922,045		$ 994,702		$ 1,358,006
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 1.23	35,579	$ 1.50	105,733	$ 1.85	61,068	$ 1.79	87,395
Estate Edge® Unit value (years 1-15)	$ 1.18	656,619	$ 1.46	613,084	$ 1.73	111,295	$ 1.67	121,883
Unit value (years 16+)	$ 1.21	27,853	$ 1.49	55,726	$ 1.76	45,554	$ 1.70	116,047
Estate Strategies	$ -	-	$ 1.48	68,668	$ -	-	$ -	-
Executive Benefit VUL	$ -	-	$ 1.50	319,875	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.18	2,793,299	$ 1.46	2,253,449	$ 1.73	546,209	$ 1.67	521,918
Unit value (years 16+)	$ 1.21	291,133	$ 1.49	263,290	$ 1.76	77,648	$ 1.70	134,736
Phoenix Benefit Choice VULSM	$ -	-	$ 1.50	719	$ -	-	$ -	-
The Phoenix Edge®	$ -	-	$ -	-	$ -	-	$ 1.71	10,740
The Phoenix Edge® – SPVL	$ 1.23	22,326	$ 1.50	103,587	$ 1.85	27,803	$ 1.79	3,828
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares		Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Assets:
Investments at fair value	$ 2,233,646		$ 1,079,850		$ 3,790,122		$ 13,536,143
Total assets	$ 2,233,646		$ 1,079,850		$ 3,790,122		$ 13,536,143
Total net assets	$ 2,233,646		$ 1,079,850		$ 3,790,122		$ 13,536,143
Units outstanding	1,211,940		539,476		2,056,361		8,257,464
Investment shares held	158,865		132,011		318,766		380,871
Investments at cost	$ 2,172,668		$ 1,671,078		$ 3,757,676		$ 10,395,562
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 1.98	35,486	$ 2.15	12,666	$ 1.97	150,652	$ 1.76	383,327
Estate Edge® Unit value (years 1-15)	$ 1.83	241,817	$ 1.98	184,657	$ 1.83	491,276	$ 1.62	1,077,595
Unit value (years 16+)	$ 1.86	148,087	$ 2.03	121,583	$ 1.86	171,244	$ 1.66	477,915
Estate Strategies	$ 1.90	6,426	$ -	-	$ 1.90	12,585	$ 1.69	12,670
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.83	636,654	$ 1.98	185,790	$ 1.83	1,078,985	$ 1.62	5,205,877
Unit value (years 16+)	$ 1.86	112,433	$ 2.03	27,929	$ 1.86	127,855	$ 1.66	781,441
Phoenix Benefit Choice VULSM	$ -	-	$ -	-	$ 1.66	6,547	$ 1.37	10,278
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 1.69	1,299	$ -	-
The Phoenix Edge®	$ 1.88	6,479	$ -	-	$ -	-	$ -	-
The Phoenix Edge® – SPVL	$ 1.98	24,558	$ 2.15	6,851	$ 1.97	15,918	$ 1.76	308,361
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Neuberger Berman AMT Guardian Portfolio – S Class		Neuberger Berman AMT Small Cap Growth Portfolio – S Class		Oppenheimer Capital Appreciation Fund/VA- Service Shares
Assets:
Investments at fair value	$ 6,097,802		$ 3,461,163		$ 573,551		$ 880,073
Total assets	$ 6,097,802		$ 3,461,163		$ 573,551		$ 880,073
Total net assets	$ 6,097,802		$ 3,461,163		$ 573,551		$ 880,073
Units outstanding	3,434,454		2,031,745		434,619		553,694
Investment shares held	234,351		144,577		31,988		13,687
Investments at cost	$ 4,753,098		$ 2,790,393		$ 414,417		$ 614,437
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 1.90	219,669	$ 1.81	18,186	$ -	-	$ -	-
Estate Edge® Unit value (years 1-15)	$ 1.75	845,473	$ 1.69	233,739	$ 1.32	116,433	$ 1.56	142,327
Unit value (years 16+)	$ 1.79	269,286	$ 1.73	45,609	$ -	-	$ 1.59	96,294
Estate Strategies	$ 1.82	60,721	$ 1.75	3,970	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.75	1,649,827	$ 1.69	1,454,578	$ 1.32	277,072	$ 1.56	144,159
Unit value (years 16+)	$ 1.79	272,233	$ 1.73	108,090	$ 1.34	27,820	$ 1.59	49,259
Phoenix Benefit Choice VULSM	$ 1.55	698	$ 1.62	16,055	$ 1.46	642	$ -	-
Phoenix Joint Edge® VUL	$ 1.83	1,249	$ 1.76	6,432	$ -	-	$ -	-
The Phoenix Edge®	$ 1.81	11,121	$ -	-	$ 1.35	6,750	$ -	-
The Phoenix Edge® – SPVL	$ 1.90	104,177	$ 1.81	145,086	$ 1.41	5,902	$ 1.67	121,655
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Oppenheimer Global Fund/VA – Service Shares		Oppenheimer Main Street Small Cap Fund®/VA – Service Shares		PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
Assets:
Investments at fair value	$ 2,073,595		$ 4,066,022		$ 2,438,340		$ 2,909,627
Total assets	$ 2,073,595		$ 4,066,022		$ 2,438,340		$ 2,909,627
Total net assets	$ 2,073,595		$ 4,066,022		$ 2,438,340		$ 2,909,627
Units outstanding	1,402,626		2,315,711		3,300,999		2,021,869
Investment shares held	53,020		154,837		496,607		227,137
Investments at cost	$ 1,920,985		$ 2,849,627		$ 4,814,767		$ 2,940,956
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 1.57	34,486	$ 1.87	6,423	$ 0.79	42,041	$ 1.52	287,476
Estate Edge® Unit value (years 1-15)	$ 1.46	51,164	$ 1.74	466,112	$ 0.73	539,332	$ 1.42	332,483
Unit value (years 16+)	$ 1.49	234,971	$ 1.78	253,133	$ 0.75	457,341	$ 1.45	348,883
Estate Strategies	$ 1.52	82,380	$ 1.81	26,920	$ 0.76	4,179	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.46	797,549	$ 1.74	1,318,042	$ 0.73	1,937,618	$ 1.42	826,927
Unit value (years 16+)	$ 1.49	186,772	$ 1.78	179,483	$ 0.75	223,714	$ 1.45	158,846
Phoenix Benefit Choice VULSM	$ -	-	$ 1.88	10,185	$ 0.69	18,808	$ 1.36	12,748
Phoenix Joint Edge® VUL	$ -	-	$ 2.09	3,334	$ 0.56	11,130	$ 1.30	3,345
The Phoenix Edge®	$ 1.50	15,304	$ 1.79	329	$ 0.75	19,058	$ 1.45	51,161
The Phoenix Edge® – SPVL	$ -	-	$ 1.87	51,750	$ 0.79	47,778	$ -	-
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	PIMCO Total Return Portfolio – Advisor Class		Rydex Inverse Government Long Bond Strategy Fund		Rydex Nova Fund		Sentinel Variable Products Balanced Fund
Assets:
Investments at fair value	$ 7,398,309		$ 34,765		$ 145,140		$ 595,979
Total assets	$ 7,398,309		$ 34,765		$ 145,140		$ 595,979
Total net assets	$ 7,398,309		$ 34,765		$ 145,140		$ 595,979
Units outstanding	4,660,506		97,296		57,262		399,889
Investment shares held	660,563		962		931		44,311
Investments at cost	$ 7,070,801		$ 107,725		$ 62,687		$ 539,264
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 1.69	204,997	$ 0.38	31,484	$ 2.78	22	$ -	-
Estate Edge® Unit value (years 1-15)	$ 1.57	1,415,883	$ 0.35	18,726	$ -	-	$ 1.48	74,198
Unit value (years 16+)	$ 1.61	385,115	$ -	-	$ -	-	$ 1.51	2,859
Executive Benefit VUL	$ 1.69	45,030	$ -	-	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.57	1,900,140	$ 0.35	44,621	$ 2.53	55,519	$ 1.48	222,577
Unit value (years 16+)	$ 1.61	579,876	$ 0.35	2,437	$ 2.59	1,721	$ 1.51	100,255
Phoenix Benefit Choice VULSM	$ 1.51	7,813	$ -	-	$ -	-	$ -	-
Phoenix Joint Edge® VUL	$ 1.47	3,061	$ -	-	$ -	-	$ -	-
The Phoenix Edge®	$ 1.61	34,008	$ -	-	$ -	-	$ -	-
The Phoenix Edge® – SPVL	$ 1.69	84,583	$ 0.38	28	$ -	-	$ -	-
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Sentinel Variable Products Bond Fund		Sentinel Variable Products Common Stock Fund		Sentinel Variable Products Mid Cap Fund		Sentinel Variable Products Small Company Fund
Assets:
Investments at fair value	$ 2,876,230		$ 6,600,217		$ 1,630,781		$ 2,332,351
Total assets	$ 2,876,230		$ 6,600,217		$ 1,630,781		$ 2,332,351
Total net assets	$ 2,876,230		$ 6,600,217		$ 1,630,781		$ 2,332,351
Units outstanding	2,027,366		4,001,159		1,127,617		1,386,365
Investment shares held	292,597		373,104		130,986		159,423
Investments at cost	$ 2,962,589		$ 5,241,812		$ 1,664,253		$ 2,156,332
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ -	-	$ 1.74	47,240	$ 1.52	54,600	$ 1.77	18,101
Estate Edge® Unit value (years 1-15)	$ 1.41	306,048	$ 1.64	612,750	$ 1.43	375,588	$ 1.67	330,722
Unit value (years 16+)	$ 1.44	511,055	$ 1.67	285,138	$ 1.46	203,641	$ 1.71	117,065
Estate Strategies	$ 1.45	5,135	$ 1.69	13,675	$ -	-	$ 1.72	1,975
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.41	1,053,473	$ 1.64	2,533,829	$ 1.43	313,535	$ 1.67	747,335
Unit value (years 16+)	$ 1.44	77,885	$ 1.67	324,954	$ 1.46	153,193	$ 1.71	154,149
Phoenix Benefit Choice VULSM	$ 1.47	21,498	$ 1.72	43,289	$ -	-	$ 1.76	5,812
Phoenix Joint Edge® VUL	$ 1.45	4,681	$ 1.83	16,144	$ -	-	$ 1.95	2,289
The Phoenix Edge® – SPVL	$ 1.49	47,591	$ 1.74	124,140	$ 1.52	27,060	$ 1.77	8,917
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2		Virtus Capital Growth Series – Class A Shares
Assets:
Investments at fair value	$ 4,949,634		$ 10,917,974		$ 9,996,707		$ 108,629,862
Total assets	$ 4,949,634		$ 10,917,974		$ 9,996,707		$ 108,629,862
Total net assets	$ 4,949,634		$ 10,917,974		$ 9,996,707		$ 108,629,862
Units outstanding	1,657,241		5,995,742		4,307,991		20,323,613
Investment shares held	538,004		725,447		684,237		4,766,558
Investments at cost	$ 5,091,371		$ 10,016,823		$ 7,962,790		$ 85,934,391
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 3.11	65,086	$ 1.78	246,643	$ 1.96	167,783	$ 1.44	320,305
Estate Edge® Unit value (years 1-15)	$ 2.97	305,629	$ 1.74	1,424,901	$ 2.40	502,844	$ 5.46	715,489
Unit value (years 16+)	$ 3.03	323,049	$ 1.77	696,257	$ 2.45	198,516	$ 5.57	1,395,103
Estate Strategies	$ 2.94	24,943	$ 1.76	13,748	$ 1.85	40,973	$ -	-
Executive Benefit VUL	$ 3.11	12,198	$ -	-	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.96	661,652	$ 1.86	3,004,076	$ 2.35	2,556,479	$ 5.46	12,962,397
Unit value (years 16+)	$ 3.02	246,256	$ 1.90	511,054	$ 2.40	612,598	$ 5.57	4,346,903
Phoenix Benefit Choice VULSM	$ 0.84	3,980	$ 1.05	4,915	$ 1.17	14,022	$ 1.41	6,150
Phoenix Joint Edge® VUL	$ -	-	$ 1.18	3,213	$ 1.38	26,319	$ -	-
The Phoenix Edge®	$ 2.99	6,365	$ 1.90	21,694	$ 1.83	7,551	$ 5.93	182,864
The Phoenix Edge® – SPVL	$ 3.11	8,083	$ 1.78	69,241	$ 1.94	180,906	$ 0.98	394,402
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Virtus Growth & Income Series – Class A Shares		Virtus International Series – Class A Shares		Virtus Multi-Sector Fixed Income Series – Class A Shares		Virtus Real Estate Securities Series – Class A Shares
Assets:
Investments at fair value	$ 57,879,168		$ 49,722,109		$ 33,048,772		$ 24,552,137
Total assets	$ 57,879,168		$ 49,722,109		$ 33,048,772		$ 24,552,137
Total net assets	$ 57,879,168		$ 49,722,109		$ 33,048,772		$ 24,552,137
Units outstanding	26,228,481		11,695,776		6,286,471		3,230,164
Investment shares held	3,422,778		2,982,730		3,572,840		907,658
Investments at cost	$ 46,506,380		$ 44,070,930		$ 33,668,554		$ 19,490,839
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.02	1,104,832	$ 2.06	425,727	$ 2.53	434,891	$ 5.49	203,004
Estate Edge® Unit value (years 1-15)	$ 2.13	4,245,099	$ 4.40	1,359,596	$ 5.63	1,047,861	$ 7.85	549,486
Unit value (years 16+)	$ 2.18	3,398,372	$ 4.49	1,033,655	$ 5.75	700,654	$ 8.01	235,781
Estate Strategies	$ 1.92	33,363	$ 2.29	5,856	$ 2.40	18,683	$ 4.86	19,852
Executive Benefit VUL	$ -	-	$ -	-	$ -	-	$ 5.13	29,913
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.23	12,605,473	$ 4.40	7,031,361	$ 5.63	2,953,750	$ 7.84	1,641,663
Unit value (years 16+)	$ 2.28	4,371,698	$ 4.49	1,424,799	$ 5.75	652,568	$ 8.01	454,132
Phoenix Benefit Choice VULSM	$ -	-	$ 1.13	52,792	$ 1.62	21,399	$ 1.68	18,452
Phoenix Joint Edge® VUL	$ 1.71	3,939	$ 1.22	16,127	$ 1.65	6,991	$ 1.82	3,886
The Phoenix Edge®	$ 2.17	75,711	$ 4.74	48,674	$ 6.62	86,705	$ 8.30	13,122
The Phoenix Edge® – SPVL	$ 2.23	389,994	$ 1.98	297,189	$ 2.64	362,969	$ 5.41	60,873
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Virtus Small-Cap Growth Series – Class A Shares		Virtus Small-Cap Value Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares		Wanger International
Assets:
Investments at fair value	$ 30,273,784		$ 29,147,405		$ 43,299,807		$ 30,943,845
Total assets	$ 30,273,784		$ 29,147,405		$ 43,299,807		$ 30,943,845
Total net assets	$ 30,273,784		$ 29,147,405		$ 43,299,807		$ 30,943,845
Units outstanding	8,871,718		9,379,590		6,244,766		6,004,205
Investment shares held	1,460,385		1,711,533		3,027,959		1,064,460
Investments at cost	$ 23,672,000		$ 23,086,647		$ 42,313,587		$ 26,884,607
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 3.74	187,189	$ 3.06	264,831	$ 2.18	59,694	$ 3.01	127,460
Estate Edge® Unit value (years 1-15)	$ 3.38	1,300,010	$ 2.93	1,779,838	$ 7.13	262,588	$ 5.25	647,034
Unit value (years 16+)	$ 3.45	869,875	$ 2.99	583,267	$ 7.28	596,969	$ 5.36	329,538
Estate Strategies	$ 3.56	33,829	$ 2.86	1,633	$ 2.04	5,287	$ 3.24	23,701
Executive Benefit VUL	$ -	-	$ 3.01	64,639	$ 2.18	88,276	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 3.38	4,822,758	$ 3.18	5,266,281	$ 7.13	4,211,067	$ 5.25	3,399,009
Unit value (years 16+)	$ 3.45	1,594,993	$ 3.24	1,041,301	$ 7.28	717,477	$ 5.36	1,255,247
Phoenix Benefit Choice VULSM	$ 1.47	7,222	$ 1.41	34,408	$ 1.56	9,891	$ 1.22	13,364
Phoenix Joint Edge® VUL	$ -	-	$ 1.60	4,414	$ -	-	$ 1.45	3,162
The Phoenix Edge®	$ 3.51	9,661	$ 2.82	10,888	$ 7.80	148,827	$ 5.53	39,623
The Phoenix Edge® – SPVL	$ 3.74	46,181	$ 3.01	328,090	$ 2.17	144,690	$ 3.11	166,067
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Wanger International Select		Wanger Select		Wanger USA
Assets:
Investments at fair value	$ 6,899,608		$ 9,061,646		$ 43,603,493
Total assets	$ 6,899,608		$ 9,061,646		$ 43,603,493
Total net assets	$ 6,899,608		$ 9,061,646		$ 43,603,493
Units outstanding	2,049,477		2,294,722		8,833,333
Investment shares held	384,808		274,762		1,156,285
Investments at cost	$ 6,372,595		$ 5,538,990		$ 31,227,067
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.22	79,760	$ 3.29	174,586	$ 3.62	161,347
Estate Edge® Unit value (years 1-15)	$ 3.13	432,572	$ 3.52	393,114	$ 4.95	672,391
Unit value (years 16+)	$ 3.19	114,740	$ 3.59	211,308	$ 5.05	820,893
Estate Strategies	$ -	-	$ 3.11	51,507	$ 2.95	28,398
Executive Benefit VUL	$ 2.60	73,454	$ 3.42	148,159	$ 3.11	37,923
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 3.66	1,040,912	$ 4.43	915,004	$ 4.96	4,272,821
Unit value (years 16+)	$ 3.74	206,772	$ 4.52	264,518	$ 5.06	2,554,273
Phoenix Benefit Choice VULSM	$ 1.06	2,457	$ -	-	$ 1.74	1,499
Phoenix Joint Edge® VUL	$ 1.17	1,597	$ 1.64	1,376	$ -	-
The Phoenix Edge®	$ 1.65	5,390	$ 3.07	62,543	$ 5.15	145,081
The Phoenix Edge® – SPVL	$ 2.29	91,823	$ 3.30	72,607	$ 3.60	138,707
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
	Alger Capital Appreciation Portfolio – Class I-2 Shares	Anchor Series Trust Capital Appreciation Portfolio – Class 1	Anchor Series Trust Government and Quality Bond Portfolio – Class 1	Anchor Series Trust Growth and Income Portfolio – Class 1
Income:
Dividends	$ 6,352	$ -	$ 8,149	$ 1,569
Expenses:
Mortality and expense fees	50,949	9,832	1,194	914
Administrative fees	-	7,554	941	602
Net investment income (loss)	(44,597)	(17,386)	6,014	53
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	561,751	32,521	(2,943)	1,489
Realized gain distributions	1,015,535	660,388	-	7,983
Realized gain (loss)	1,577,286	692,909	(2,943)	9,472
Change in unrealized appreciation (depreciation) during the year	(669,207)	(151,743)	19,384	30,782
Net increase (decrease) in net assets from operations	$ 863,482	$ 523,780	$ 22,455	$ 40,307

	Anchor Series Trust Growth Portfolio – Class 1	Anchor Series Trust Multi-Asset Portfolio – Class 1	Anchor Series Trust Natural Resources Portfolio – Class 1	Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
Income:
Dividends	$ 10,405	$ 13,702	$ 4,009	$ 6,615
Expenses:
Mortality and expense fees	4,679	3,742	1,113	4,445
Administrative fees	3,608	2,764	636	3,355
Net investment income (loss)	2,118	7,196	2,260	(1,185)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	8,872	(25,092)	(12,004)	23,194
Realized gain distributions	-	-	-	233,726
Realized gain (loss)	8,872	(25,092)	(12,004)	256,920
Change in unrealized appreciation (depreciation) during the year	111,723	143,282	(59,394)	(180,290)
Net increase (decrease) in net assets from operations	$ 122,713	$ 125,386	$ (69,138)	$ 75,445

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	Deutsche Equity 500 Index VIP – Class A	Deutsche Small Cap Index VIP – Class A	Federated Fund for U.S. Government Securities II
Income:
Dividends	$ 28,436	$ 785,505	$ 11,343	$ 537,563
Expenses:
Mortality and expense fees	15,185	137,055	8,815	120,875
Administrative fees	-	-	-	-
Net investment income (loss)	13,251	648,450	2,528	416,688
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	60,522	587,784	7,779	(54,912)
Realized gain distributions	234,590	1,409,364	64,596	-
Realized gain (loss)	295,112	1,997,148	72,375	(54,912)
Change in unrealized appreciation (depreciation) during the year	(88,286)	2,637,942	11,303	324,826
Net increase (decrease) in net assets from operations	$ 220,077	$ 5,283,540	$ 86,206	$ 686,602

	Federated High Income Bond Fund II – Primary Shares	Federated Prime Money Fund II	Fidelity ® VIP Contrafund® Portfolio – Service Class	Fidelity ® VIP Growth Opportunities Portfolio – Service Class
Income:
Dividends	$ 455,274	$ -	$ 346,823	$ 12,658
Expenses:
Mortality and expense fees	50,090	180,828	272,664	77,685
Administrative fees	-	-	-	-
Net investment income (loss)	405,184	(180,828)	74,159	(65,027)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(39,875)	-	3,358,817	738,171
Realized gain distributions	-	-	811,782	10,611
Realized gain (loss)	(39,875)	-	4,170,599	748,782
Change in unrealized appreciation (depreciation) during the year	(209,065)	-	221,855	499,837
Net increase (decrease) in net assets from operations	$ 156,244	$ (180,828)	$ 4,466,613	$ 1,183,592

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Fidelity ® VIP Growth Portfolio – Service Class	Fidelity ® VIP Investment Grade Bond Portfolio –Service Class	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2
Income:
Dividends	$ 9,839	$ 174,711	$ 272,257	$ 392,968
Expenses:
Mortality and expense fees	70,360	28,390	39,756	128,749
Administrative fees	-	-	-	-
Net investment income (loss)	(60,521)	146,321	232,501	264,219
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	682,370	1,385	26,090	1,268,821
Realized gain distributions	-	2,810	-	102,175
Realized gain (loss)	682,370	4,195	26,090	1,370,996
Change in unrealized appreciation (depreciation) during the year	401,442	210,155	(79,937)	(372,823)
Net increase (decrease) in net assets from operations	$ 1,023,291	$ 360,671	$ 178,654	$ 1,262,392

	Guggenheim Long Short Equity Fund	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Income:
Dividends	$ -	$ 26,884	$ 71,020	$ 70,902
Expenses:
Mortality and expense fees	2,913	18,526	48,112	51,302
Administrative fees	-	-	-	-
Net investment income (loss)	(2,913)	8,358	22,908	19,600
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	79,456	138,397	81,354	424,110
Realized gain distributions	-	20,460	91,750	15,088
Realized gain (loss)	79,456	158,857	173,104	439,198
Change in unrealized appreciation (depreciation) during the year	(78,541)	(59,601)	37,791	(140,889)
Net increase (decrease) in net assets from operations	$ (1,998)	$ 107,614	$ 233,803	$ 317,909

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	Invesco V.I. American Franchise Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Equity and Income Fund – Series II Shares
Income:
Dividends	$ 52,881	$ 2,204	$ 13,003	$ 27,063
Expenses:
Mortality and expense fees	35,967	35,365	11,600	9,973
Administrative fees	-	-	-	-
Net investment income (loss)	16,914	(33,161)	1,403	17,090
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	55,759	181,719	224,273	26,300
Realized gain distributions	77,062	-	7,260	83,466
Realized gain (loss)	132,821	181,719	231,533	109,766
Change in unrealized appreciation (depreciation) during the year	(23,518)	245,509	(101,014)	(5,362)
Net increase (decrease) in net assets from operations	$ 126,217	$ 394,067	$ 131,922	$ 121,494

	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Income:
Dividends	$ 882	$ -	$ 180,845	$ 93,534
Expenses:
Mortality and expense fees	15,460	10,777	26,906	91,488
Administrative fees	-	-	-	-
Net investment income (loss)	(14,578)	(10,777)	153,939	2,046
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	48,758	(201,860)	38,036	601,775
Realized gain distributions	252,886	209,487	101,431	-
Realized gain (loss)	301,644	7,627	139,467	601,775
Change in unrealized appreciation (depreciation) during the year	(198,157)	139,493	(147,318)	302,958
Net increase (decrease) in net assets from operations	$ 88,909	$ 136,343	$ 146,088	$ 906,779

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class	Oppenheimer Capital Appreciation Fund/VA –Service Shares
Income:
Dividends	$ 26,156	$ 8,789	$ -	$ 1,516
Expenses:
Mortality and expense fees	38,806	24,619	4,373	4,428
Administrative fees	-	-	-	-
Net investment income (loss)	(12,650)	(15,830)	(4,373)	(2,912)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	191,177	100,817	(2,697)	77,458
Realized gain distributions	-	560,320	55,338	20,294
Realized gain (loss)	191,177	661,137	52,641	97,752
Change in unrealized appreciation (depreciation) during the year	432,315	(377,833)	(38,586)	17,947
Net increase (decrease) in net assets from operations	$ 610,842	$ 267,474	$ 9,682	$ 112,787

	Oppenheimer Global Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class
Income:
Dividends	$ 18,299	$ 26,198	$ 7,636	$ 40,245
Expenses:
Mortality and expense fees	12,702	28,112	20,505	19,763
Administrative fees	-	-	-	-
Net investment income (loss)	5,597	(1,914)	(12,869)	20,482
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	28,869	73,365	(98,140)	(34,551)
Realized gain distributions	96,283	581,481	-	-
Realized gain (loss)	125,152	654,846	(98,140)	(34,551)
Change in unrealized appreciation (depreciation) during the year	(109,577)	(242,179)	(433,952)	106,187
Net increase (decrease) in net assets from operations	$ 21,172	$ 410,753	$ (544,961)	$ 92,118

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	PIMCO Total Return Portfolio – Advisor Class	Rydex Inverse Government Long Bond Strategy Fund	Rydex Nova Fund	Sentinel Variable Products Balanced Fund
Income:
Dividends	$ 173,037	$ -	$ 122	$ 9,615
Expenses:
Mortality and expense fees	53,522	215	1,388	4,263
Administrative fees	-	-	-	-
Net investment income (loss)	119,515	(215)	(1,266)	5,352
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	98,696	(3,724)	33,914	18,980
Realized gain distributions	-	3,630	-	37,934
Realized gain (loss)	98,696	(94)	33,914	56,914
Change in unrealized appreciation (depreciation) during the year	90,770	(12,363)	(6,805)	(21,090)
Net increase (decrease) in net assets from operations	$ 308,981	$ (12,672)	$ 25,843	$ 41,176

	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Fund	Sentinel Variable Products Small Company Fund
Income:
Dividends	$ 88,423	$ 108,579	$ 6,632	$ 11,387
Expenses:
Mortality and expense fees	17,668	45,433	11,045	15,228
Administrative fees	-	-	-	-
Net investment income (loss)	70,755	63,146	(4,413)	(3,841)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	13,736	333,410	45,218	538
Realized gain distributions	-	761,491	336,777	366,623
Realized gain (loss)	13,736	1,094,901	381,995	367,161
Change in unrealized appreciation (depreciation) during the year	(16,557)	(558,378)	(317,858)	(237,273)
Net increase (decrease) in net assets from operations	$ 67,934	$ 599,669	$ 59,724	$ 126,047

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Templeton Developing Markets VIP Fund – Class 2	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2	Virtus Capital Growth Series – Class A Shares
Income:
Dividends	$ 82,153	$ 226,532	$ 146,201	$ 64,927
Expenses:
Mortality and expense fees	35,487	84,162	70,561	689,843
Administrative fees	-	-	-	-
Net investment income (loss)	46,666	142,370	75,640	(624,916)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(466,337)	353,323	393,797	1,674,791
Realized gain distributions	-	-	-	-
Realized gain (loss)	(466,337)	353,323	393,797	1,674,791
Change in unrealized appreciation (depreciation) during the year	(79,826)	(1,952,681)	(814,625)	9,981,203
Net increase (decrease) in net assets from operations	$ (499,497)	$ (1,456,988)	$ (345,188)	$ 11,031,078

	Virtus Growth & Income Series – Class A Shares	Virtus International Series – Class A Shares	Virtus Multi-Sector Fixed Income Series – Class A Shares	Virtus Real Estate Securities Series – Class A Shares
Income:
Dividends	$ 542,620	$ 2,063,254	$ 1,702,938	$ 255,337
Expenses:
Mortality and expense fees	366,885	376,033	228,872	144,431
Administrative fees	-	-	-	-
Net investment income (loss)	175,735	1,687,221	1,474,066	110,906
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	2,868,591	1,961,906	332,283	538,712
Realized gain distributions	5,756,657	513,808	-	2,701,187
Realized gain (loss)	8,625,248	2,475,714	332,283	3,239,899
Change in unrealized appreciation (depreciation) during the year	(3,808,685)	(6,402,725)	(1,288,063)	2,604,035
Net increase (decrease) in net assets from operations	$ 4,992,298	$ (2,239,790)	$ 518,286	$ 5,954,840

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Virtus Small-Cap Growth Series – Class A Shares	Virtus Small-Cap Value Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares	Wanger International
Income:
Dividends	$ -	$ 175,289	$ 933,395	$ 489,886
Expenses:
Mortality and expense fees	192,602	195,673	298,076	222,396
Administrative fees	-	-	-	-
Net investment income (loss)	(192,602)	(20,384)	635,319	267,490
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	2,222,983	1,503,875	240,077	692,104
Realized gain distributions	2,948,983	1,491,712	2,509,836	3,768,533
Realized gain (loss)	5,171,966	2,995,587	2,749,913	4,460,637
Change in unrealized appreciation (depreciation) during the year	(3,751,027)	(2,787,389)	(501,590)	(6,351,509)
Net increase (decrease) in net assets from operations	$ 1,228,337	$ 187,814	$ 2,883,642	$ (1,623,382)

	Wanger International Select	Wanger Select	Wanger USA
Income:
Dividends	$ 107,747	$ -	$ -
Expenses:
Mortality and expense fees	51,021	57,129	263,217
Administrative fees	-	-	-
Net investment income (loss)	56,726	(57,129)	(263,217)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	155,297	859,962	2,991,756
Realized gain distributions	342,728	1,251,739	5,500,586
Realized gain (loss)	498,025	2,111,701	8,492,342
Change in unrealized appreciation (depreciation) during the year	(1,101,946)	(1,817,437)	(6,465,837)
Net increase (decrease) in net assets from operations	$ (547,195)	$ 237,135	$ 1,763,288
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
	Alger Capital Appreciation Portfolio – Class I-2 Shares		Anchor Series Trust Capital Appreciation Portfolio – Class 1
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (44,597)	$ (24,404)	$ (17,386)	$ (14,837)
Realized gains (losses)	1,577,286	1,172,848	692,909	379,513
Unrealized appreciation (depreciation) during the year	(669,207)	775,951	(151,743)	619,202
Net increase (decrease) in net assets from operations	863,482	1,924,395	523,780	983,878
Contract transactions:
Payments received from contract owners	280,533	312,023	49,119	1,755
Transfers between Investment Options (including Guaranteed Interest Account), net	(285,270)	(114,584)	358	22,121
Transfers for contract benefits and terminations	(755,461)	(460,173)	(249,461)	(26,281)
Contract maintenance charges	(369,338)	(369,244)	(23,291)	(32,110)
Net increase (decrease) in net assets resulting from contract transactions	(1,129,536)	(631,978)	(223,275)	(34,515)
Total increase (decrease) in net assets	(266,054)	1,292,417	300,505	949,363
Net assets at beginning of period	7,218,821	5,926,404	3,759,315	2,809,952
Net assets at end of period	$ 6,952,767	$ 7,218,821	$ 4,059,820	$ 3,759,315

	Anchor Series Trust Government and Quality Bond Portfolio – Class 1		Anchor Series Trust Growth and Income Portfolio – Class 1
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 6,014	$ 12,393	$ 53	$ (546)
Realized gains (losses)	(2,943)	3,127	9,472	2,979
Unrealized appreciation (depreciation) during the year	19,384	(31,614)	30,782	75,141
Net increase (decrease) in net assets from operations	22,455	(16,094)	40,307	77,574
Contract transactions:
Payments received from contract owners	468	468	1,392	1,207
Transfers between Investment Options (including Guaranteed Interest Account), net	(789)	(103)	395	-
Transfers for contract benefits and terminations	(119,442)	(93,022)	(5,224)	(5,244)
Contract maintenance charges	(7,549)	(15,585)	(2,646)	(5,116)
Net increase (decrease) in net assets resulting from contract transactions	(127,312)	(108,242)	(6,083)	(9,153)
Total increase (decrease) in net assets	(104,857)	(124,336)	34,224	68,421
Net assets at beginning of period	539,770	664,106	317,097	248,676
Net assets at end of period	$ 434,913	$ 539,770	$ 351,321	$ 317,097

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Anchor Series Trust Growth Portfolio – Class 1		Anchor Series Trust Multi-Asset Portfolio – Class 1
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 2,118	$ 5,671	$ 7,196	$ 8,208
Realized gains (losses)	8,872	(2,831)	(25,092)	(369,410)
Unrealized appreciation (depreciation) during the year	111,723	484,708	143,282	595,855
Net increase (decrease) in net assets from operations	122,713	487,548	125,386	234,653
Contract transactions:
Payments received from contract owners	-	740	-	1,482
Transfers between Investment Options (including Guaranteed Interest Account), net	(35,049)	-	-	-
Transfers for contract benefits and terminations	(44,840)	(78,778)	(59,485)	(654,290)
Contract maintenance charges	(9,531)	(35,503)	(11,406)	(28,045)
Net increase (decrease) in net assets resulting from contract transactions	(89,420)	(113,541)	(70,891)	(680,853)
Total increase (decrease) in net assets	33,293	374,007	54,495	(446,200)
Net assets at beginning of period	1,826,395	1,452,388	1,428,118	1,874,318
Net assets at end of period	$ 1,859,688	$ 1,826,395	$ 1,482,613	$ 1,428,118

	Anchor Series Trust Natural Resources Portfolio – Class 1		Anchor Series Trust Strategic Multi- Asset Portfolio – Class 1
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 2,260	$ 1,841	$ (1,185)	$ 31,383
Realized gains (losses)	(12,004)	(69,454)	256,920	18,324
Unrealized appreciation (depreciation) during the year	(59,394)	86,225	(180,290)	241,361
Net increase (decrease) in net assets from operations	(69,138)	18,612	75,445	291,068
Contract transactions:
Payments received from contract owners	1,604	2,338	70,447	2,321
Transfers between Investment Options (including Guaranteed Interest Account), net	-	(22,121)	35	-
Transfers for contract benefits and terminations	(8,695)	(207,077)	(180,049)	(41,499)
Contract maintenance charges	(3,657)	(4,077)	(16,367)	(22,870)
Net increase (decrease) in net assets resulting from contract transactions	(10,748)	(230,937)	(125,934)	(62,048)
Total increase (decrease) in net assets	(79,886)	(212,325)	(50,489)	229,020
Net assets at beginning of period	377,127	589,452	1,785,128	1,556,108
Net assets at end of period	$ 297,241	$ 377,127	$ 1,734,639	$ 1,785,128

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		Deutsche Equity 500 Index VIP – Class A
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 13,251	$ 6,456	$ 648,450	$ 536,043
Realized gains (losses)	295,112	90,422	1,997,148	1,541,566
Unrealized appreciation (depreciation) during the year	(88,286)	378,068	2,637,942	8,122,835
Net increase (decrease) in net assets from operations	220,077	474,946	5,283,540	10,200,444
Contract transactions:
Payments received from contract owners	114,481	96,368	1,322,329	1,216,295
Transfers between Investment Options (including Guaranteed Interest Account), net	684,290	648,774	2,090,699	422,836
Transfers for contract benefits and terminations	(217,466)	(80,272)	(1,132,897)	(1,899,711)
Contract maintenance charges	(113,997)	(92,351)	(1,791,553)	(1,699,843)
Net increase (decrease) in net assets resulting from contract transactions	467,308	572,519	488,578	(1,960,423)
Total increase (decrease) in net assets	687,385	1,047,465	5,772,118	8,240,021
Net assets at beginning of period	2,274,294	1,226,829	41,616,393	33,376,372
Net assets at end of period	$ 2,961,679	$ 2,274,294	$ 47,388,511	$ 41,616,393

	Deutsche Small Cap Index VIP – Class A		Federated Fund for U.S. Government Securities II
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 2,528	$ 7,059	$ 416,688	$ 526,930
Realized gains (losses)	72,375	40,646	(54,912)	(124,454)
Unrealized appreciation (depreciation) during the year	11,303	200,798	324,826	(954,882)
Net increase (decrease) in net assets from operations	86,206	248,503	686,602	(552,406)
Contract transactions:
Payments received from contract owners	54,901	38,418	1,589,924	1,754,164
Transfers between Investment Options (including Guaranteed Interest Account), net	690,450	483,789	784,671	(2,150,460)
Transfers for contract benefits and terminations	(39,237)	(14,118)	(1,594,577)	(1,848,839)
Contract maintenance charges	(48,729)	(33,035)	(1,231,628)	(1,388,649)
Net increase (decrease) in net assets resulting from contract transactions	657,385	475,054	(451,610)	(3,633,784)
Total increase (decrease) in net assets	743,591	723,557	234,992	(4,186,190)
Net assets at beginning of period	1,147,775	424,218	17,444,519	21,630,709
Net assets at end of period	$ 1,891,366	$ 1,147,775	$ 17,679,511	$ 17,444,519

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Federated High Income Bond Fund II – Primary Shares		Federated Prime Money Fund II
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 405,184	$ 532,921	$ (180,828)	$ (209,393)
Realized gains (losses)	(39,875)	70,473	-	-
Unrealized appreciation (depreciation) during the year	(209,065)	(96,601)	-	-
Net increase (decrease) in net assets from operations	156,244	506,793	(180,828)	(209,393)
Contract transactions:
Payments received from contract owners	471,288	453,502	3,699,256	4,336,950
Transfers between Investment Options (including Guaranteed Interest Account), net	426,855	(394,733)	1,030,569	8,445,355
Transfers for contract benefits and terminations	(664,692)	(1,004,034)	(5,828,555)	(12,928,789)
Contract maintenance charges	(522,842)	(534,461)	(3,538,464)	(3,871,750)
Net increase (decrease) in net assets resulting from contract transactions	(289,391)	(1,479,726)	(4,637,194)	(4,018,234)
Total increase (decrease) in net assets	(133,147)	(972,933)	(4,818,022)	(4,227,627)
Net assets at beginning of period	7,804,056	8,776,989	30,127,854	34,355,481
Net assets at end of period	$ 7,670,909	$ 7,804,056	$ 25,309,832	$ 30,127,854

	Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 74,159	$ 100,186	$ (65,027)	$ (49,686)
Realized gains (losses)	4,170,599	1,137,285	748,782	365,430
Unrealized appreciation (depreciation) during the year	221,855	9,240,217	499,837	2,567,752
Net increase (decrease) in net assets from operations	4,466,613	10,477,688	1,183,592	2,883,496
Contract transactions:
Payments received from contract owners	1,963,767	2,247,340	848,804	852,500
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,303,602)	(1,370,003)	218,243	557,833
Transfers for contract benefits and terminations	(3,305,955)	(3,093,863)	(867,888)	(783,005)
Contract maintenance charges	(2,088,047)	(2,232,621)	(772,071)	(717,276)
Net increase (decrease) in net assets resulting from contract transactions	(5,733,837)	(4,449,147)	(572,912)	(89,948)
Total increase (decrease) in net assets	(1,267,224)	6,028,541	610,680	2,793,548
Net assets at beginning of period	42,651,065	36,622,524	10,764,044	7,970,496
Net assets at end of period	$ 41,383,841	$ 42,651,065	$ 11,374,724	$ 10,764,044

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (60,521)	$ (46,981)	$ 146,321	$ 129,193
Realized gains (losses)	682,370	773,673	4,195	81,096
Unrealized appreciation (depreciation) during the year	401,442	2,020,548	210,155	(370,065)
Net increase (decrease) in net assets from operations	1,023,291	2,747,240	360,671	(159,776)
Contract transactions:
Payments received from contract owners	561,505	558,709	333,121	340,632
Transfers between Investment Options (including Guaranteed Interest Account), net	262,480	119,648	1,645,951	40,898
Transfers for contract benefits and terminations	(788,105)	(1,113,044)	(512,286)	(382,286)
Contract maintenance charges	(568,017)	(536,588)	(380,786)	(372,038)
Net increase (decrease) in net assets resulting from contract transactions	(532,137)	(971,275)	1,086,000	(372,794)
Total increase (decrease) in net assets	491,154	1,775,965	1,446,671	(532,570)
Net assets at beginning of period	10,249,349	8,473,384	6,690,932	7,223,502
Net assets at end of period	$ 10,740,503	$ 10,249,349	$ 8,137,603	$ 6,690,932

	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 232,501	$ 280,601	$ 264,219	$ 260,066
Realized gains (losses)	26,090	88,712	1,370,996	839,042
Unrealized appreciation (depreciation) during the year	(79,937)	254,960	(372,823)	3,482,065
Net increase (decrease) in net assets from operations	178,654	624,273	1,262,392	4,581,173
Contract transactions:
Payments received from contract owners	390,053	371,035	1,096,712	1,163,578
Transfers between Investment Options (including Guaranteed Interest Account), net	687,701	93,323	(164,327)	(970,247)
Transfers for contract benefits and terminations	(341,707)	(378,141)	(1,714,323)	(1,636,233)
Contract maintenance charges	(359,523)	(337,251)	(1,084,029)	(1,069,708)
Net increase (decrease) in net assets resulting from contract transactions	376,524	(251,034)	(1,865,967)	(2,512,610)
Total increase (decrease) in net assets	555,178	373,239	(603,575)	2,068,563
Net assets at beginning of period	5,183,045	4,809,806	19,957,701	17,889,138
Net assets at end of period	$ 5,738,223	$ 5,183,045	$ 19,354,126	$ 19,957,701

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Guggenheim Long Short Equity Fund		Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (2,913)	$ (4,043)	$ 8,358	$ 9,412
Realized gains (losses)	79,456	7,936	158,857	48,186
Unrealized appreciation (depreciation) during the year	(78,541)	79,110	(59,601)	315,592
Net increase (decrease) in net assets from operations	(1,998)	83,003	107,614	373,190
Contract transactions:
Payments received from contract owners	36,539	46,594	284,230	256,476
Transfers between Investment Options (including Guaranteed Interest Account), net	(202,691)	(10,187)	(312,627)	84,643
Transfers for contract benefits and terminations	(80,284)	(19,171)	(139,262)	(144,831)
Contract maintenance charges	(27,807)	(43,141)	(178,989)	(169,124)
Net increase (decrease) in net assets resulting from contract transactions	(274,243)	(25,905)	(346,648)	27,164
Total increase (decrease) in net assets	(276,241)	57,098	(239,034)	400,354
Net assets at beginning of period	561,197	504,099	2,536,559	2,136,205
Net assets at end of period	$ 284,956	$ 561,197	$ 2,297,525	$ 2,536,559

	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II		Ibbotson Growth ETF Asset Allocation Portfolio – Class II
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 22,908	$ 34,186	$ 19,600	$ 38,350
Realized gains (losses)	173,104	82,599	439,198	129,128
Unrealized appreciation (depreciation) during the year	37,791	540,385	(140,889)	933,932
Net increase (decrease) in net assets from operations	233,803	657,170	317,909	1,101,410
Contract transactions:
Payments received from contract owners	516,689	423,649	502,021	1,006,767
Transfers between Investment Options (including Guaranteed Interest Account), net	315,336	182,490	(1,342,612)	536,419
Transfers for contract benefits and terminations	(790,016)	(705,402)	(1,549,318)	(735,566)
Contract maintenance charges	(365,493)	(357,604)	(457,260)	(476,963)
Net increase (decrease) in net assets resulting from contract transactions	(323,484)	(456,867)	(2,847,169)	330,657
Total increase (decrease) in net assets	(89,681)	200,303	(2,529,260)	1,432,067
Net assets at beginning of period	6,186,750	5,986,447	8,118,743	6,686,676
Net assets at end of period	$ 6,097,069	$ 6,186,750	$ 5,589,483	$ 8,118,743

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II		Invesco V.I. American Franchise Fund – Series I Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 16,914	$ 27,661	$ (33,161)	$ (12,179)
Realized gains (losses)	132,821	121,411	181,719	107,239
Unrealized appreciation (depreciation) during the year	(23,518)	195,072	245,509	1,506,293
Net increase (decrease) in net assets from operations	126,217	344,144	394,067	1,601,353
Contract transactions:
Payments received from contract owners	271,455	362,675	367,333	445,009
Transfers between Investment Options (including Guaranteed Interest Account), net	(32,083)	(269,865)	155,055	(157,277)
Transfers for contract benefits and terminations	(200,033)	(949,223)	(516,091)	(513,542)
Contract maintenance charges	(462,480)	(469,723)	(290,896)	(292,019)
Net increase (decrease) in net assets resulting from contract transactions	(423,141)	(1,326,136)	(284,599)	(517,829)
Total increase (decrease) in net assets	(296,924)	(981,992)	109,468	1,083,524
Net assets at beginning of period	4,840,995	5,822,987	5,456,717	4,373,193
Net assets at end of period	$ 4,544,071	$ 4,840,995	$ 5,566,185	$ 5,456,717

	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 1,403	$ 12,122	$ 17,090	$ 9,629
Realized gains (losses)	231,533	86,862	109,766	14,594
Unrealized appreciation (depreciation) during the year	(101,014)	344,611	(5,362)	223,779
Net increase (decrease) in net assets from operations	131,922	443,595	121,494	248,002
Contract transactions:
Payments received from contract owners	99,010	143,150	125,908	91,377
Transfers between Investment Options (including Guaranteed Interest Account), net	(340,458)	(8,130)	269,517	135,252
Transfers for contract benefits and terminations	(137,914)	(242,472)	(98,131)	(90,666)
Contract maintenance charges	(115,832)	(121,932)	(97,532)	(64,346)
Net increase (decrease) in net assets resulting from contract transactions	(495,194)	(229,384)	199,762	71,617
Total increase (decrease) in net assets	(363,272)	214,211	321,256	319,619
Net assets at beginning of period	1,879,684	1,665,473	1,359,937	1,040,318
Net assets at end of period	$ 1,516,412	$ 1,879,684	$ 1,681,193	$ 1,359,937

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (14,578)	$ (146)	$ (10,777)	$ (11,452)
Realized gains (losses)	301,644	173,564	7,627	213,843
Unrealized appreciation (depreciation) during the year	(198,157)	367,812	139,493	229,091
Net increase (decrease) in net assets from operations	88,909	541,230	136,343	431,482
Contract transactions:
Payments received from contract owners	123,728	139,776	86,981	81,696
Transfers between Investment Options (including Guaranteed Interest Account), net	(40,058)	(27,155)	(576,001)	(8,816)
Transfers for contract benefits and terminations	(194,160)	(287,949)	(134,448)	(122,908)
Contract maintenance charges	(120,813)	(125,446)	(53,560)	(53,521)
Net increase (decrease) in net assets resulting from contract transactions	(231,303)	(300,774)	(677,028)	(103,549)
Total increase (decrease) in net assets	(142,394)	240,456	(540,685)	327,933
Net assets at beginning of period	2,376,040	2,135,584	1,620,535	1,292,602
Net assets at end of period	$ 2,233,646	$ 2,376,040	$ 1,079,850	$ 1,620,535

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 153,939	$ 165,387	$ 2,046	$ (17,325)
Realized gains (losses)	139,467	149,893	601,775	242,095
Unrealized appreciation (depreciation) during the year	(147,318)	2,840	302,958	3,539,960
Net increase (decrease) in net assets from operations	146,088	318,120	906,779	3,764,730
Contract transactions:
Payments received from contract owners	213,133	225,821	988,794	1,084,829
Transfers between Investment Options (including Guaranteed Interest Account), net	82,483	(106,365)	(195,430)	145,004
Transfers for contract benefits and terminations	(292,073)	(635,554)	(1,170,399)	(1,279,787)
Contract maintenance charges	(350,795)	(370,109)	(897,496)	(915,529)
Net increase (decrease) in net assets resulting from contract transactions	(347,252)	(886,207)	(1,274,531)	(965,483)
Total increase (decrease) in net assets	(201,164)	(568,087)	(367,752)	2,799,247
Net assets at beginning of period	3,991,286	4,559,373	13,903,895	11,104,648
Net assets at end of period	$ 3,790,122	$ 3,991,286	$ 13,536,143	$ 13,903,895

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Neuberger Berman AMT Guardian Portfolio – S Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (12,650)	$ (15,726)	$ (15,830)	$ 74
Realized gains (losses)	191,177	175,736	661,137	204,966
Unrealized appreciation (depreciation) during the year	432,315	1,323,242	(377,833)	806,538
Net increase (decrease) in net assets from operations	610,842	1,483,252	267,474	1,011,578
Contract transactions:
Payments received from contract owners	315,560	301,496	322,941	368,310
Transfers between Investment Options (including Guaranteed Interest Account), net	(113,581)	(489,075)	(600,586)	726,145
Transfers for contract benefits and terminations	(458,544)	(591,017)	(204,983)	(260,600)
Contract maintenance charges	(317,238)	(304,972)	(243,869)	(278,529)
Net increase (decrease) in net assets resulting from contract transactions	(573,803)	(1,083,568)	(726,497)	555,326
Total increase (decrease) in net assets	37,039	399,684	(459,023)	1,566,904
Net assets at beginning of period	6,060,763	5,661,079	3,920,186	2,353,282
Net assets at end of period	$ 6,097,802	$ 6,060,763	$ 3,461,163	$ 3,920,186

	Neuberger Berman AMT Small Cap Growth Portfolio – S Class		Oppenheimer Capital Appreciation Fund/VA – Service Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (4,373)	$ (2,914)	$ (2,912)	$ 671
Realized gains (losses)	52,641	6,781	97,752	45,508
Unrealized appreciation (depreciation) during the year	(38,586)	138,866	17,947	140,898
Net increase (decrease) in net assets from operations	9,682	142,733	112,787	187,077
Contract transactions:
Payments received from contract owners	38,666	18,949	26,624	21,917
Transfers between Investment Options (including Guaranteed Interest Account), net	45,775	155,662	52,350	(197,716)
Transfers for contract benefits and terminations	(43,043)	(4,196)	(51,876)	(90,611)
Contract maintenance charges	(40,572)	(29,042)	(32,787)	(34,833)
Net increase (decrease) in net assets resulting from contract transactions	826	141,373	(5,689)	(301,243)
Total increase (decrease) in net assets	10,508	284,106	107,098	(114,166)
Net assets at beginning of period	563,043	278,937	772,975	887,141
Net assets at end of period	$ 573,551	$ 563,043	$ 880,073	$ 772,975

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Oppenheimer Global Fund/VA – Service Shares		Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,597	$ 8,058	$ (1,914)	$ (1,890)
Realized gains (losses)	125,152	41,102	654,846	111,198
Unrealized appreciation (depreciation) during the year	(109,577)	332,738	(242,179)	984,628
Net increase (decrease) in net assets from operations	21,172	381,898	410,753	1,093,936
Contract transactions:
Payments received from contract owners	148,469	162,086	322,439	326,242
Transfers between Investment Options (including Guaranteed Interest Account), net	241,418	215,475	(202,808)	641,728
Transfers for contract benefits and terminations	(110,323)	(89,743)	(267,541)	(288,619)
Contract maintenance charges	(166,249)	(149,629)	(263,094)	(253,969)
Net increase (decrease) in net assets resulting from contract transactions	113,315	138,189	(411,004)	425,382
Total increase (decrease) in net assets	134,487	520,087	(251)	1,519,318
Net assets at beginning of period	1,939,108	1,419,021	4,066,273	2,546,955
Net assets at end of period	$ 2,073,595	$ 1,939,108	$ 4,066,022	$ 4,066,273

	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (12,869)	$ 34,328	$ 20,482	$ 38,311
Realized gains (losses)	(98,140)	(197,200)	(34,551)	(36,793)
Unrealized appreciation (depreciation) during the year	(433,952)	(405,729)	106,187	(450,353)
Net increase (decrease) in net assets from operations	(544,961)	(568,601)	92,118	(448,835)
Contract transactions:
Payments received from contract owners	327,258	312,030	106,963	225,211
Transfers between Investment Options (including Guaranteed Interest Account), net	264,898	(362,195)	(876,318)	316,743
Transfers for contract benefits and terminations	(171,239)	(174,018)	(106,579)	(125,309)
Contract maintenance charges	(195,564)	(223,195)	(194,848)	(240,753)
Net increase (decrease) in net assets resulting from contract transactions	225,353	(447,378)	(1,070,782)	175,892
Total increase (decrease) in net assets	(319,608)	(1,015,979)	(978,664)	(272,943)
Net assets at beginning of period	2,757,948	3,773,927	3,888,291	4,161,234
Net assets at end of period	$ 2,438,340	$ 2,757,948	$ 2,909,627	$ 3,888,291

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	PIMCO Total Return Portfolio – Advisor Class		Rydex Inverse Government Long Bond Strategy Fund
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 119,515	$ 152,569	$ (215)	$ (242)
Realized gains (losses)	98,696	119,101	(94)	(7,735)
Unrealized appreciation (depreciation) during the year	90,770	(591,267)	(12,363)	14,533
Net increase (decrease) in net assets from operations	308,981	(319,597)	(12,672)	6,556
Contract transactions:
Payments received from contract owners	410,698	673,242	4,175	8,472
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,121,836)	(379,537)	-	(145)
Transfers for contract benefits and terminations	(517,286)	(960,660)	(2,005)	(1,281)
Contract maintenance charges	(462,785)	(600,041)	(7,728)	(7,592)
Net increase (decrease) in net assets resulting from contract transactions	(2,691,209)	(1,266,996)	(5,558)	(546)
Total increase (decrease) in net assets	(2,382,228)	(1,586,593)	(18,230)	6,010
Net assets at beginning of period	9,780,537	11,367,130	52,995	46,985
Net assets at end of period	$ 7,398,309	$ 9,780,537	$ 34,765	$ 52,995

	Rydex Nova Fund		Sentinel Variable Products Balanced Fund
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (1,266)	$ (1,235)	$ 5,352	$ 5,384
Realized gains (losses)	33,914	16,421	56,914	41,034
Unrealized appreciation (depreciation) during the year	(6,805)	51,839	(21,090)	56,672
Net increase (decrease) in net assets from operations	25,843	67,025	41,176	103,090
Contract transactions:
Payments received from contract owners	10,209	11,870	41,450	37,214
Transfers between Investment Options (including Guaranteed Interest Account), net	(7,461)	(27)	3,369	59,722
Transfers for contract benefits and terminations	(50,066)	(37,320)	(117,599)	(89,988)
Contract maintenance charges	(14,808)	(14,562)	(33,487)	(37,842)
Net increase (decrease) in net assets resulting from contract transactions	(62,126)	(40,039)	(106,267)	(30,894)
Total increase (decrease) in net assets	(36,283)	26,986	(65,091)	72,196
Net assets at beginning of period	181,423	154,437	661,070	588,874
Net assets at end of period	$ 145,140	$ 181,423	$ 595,979	$ 661,070

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Sentinel Variable Products Bond Fund		Sentinel Variable Products Common Stock Fund
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 70,755	$ 38,155	$ 63,146	$ 49,343
Realized gains (losses)	13,736	(1,903)	1,094,901	627,174
Unrealized appreciation (depreciation) during the year	(16,557)	(52,432)	(558,378)	996,983
Net increase (decrease) in net assets from operations	67,934	(16,180)	599,669	1,673,500
Contract transactions:
Payments received from contract owners	221,101	184,305	592,328	613,248
Transfers between Investment Options (including Guaranteed Interest Account), net	1,351,278	(46,742)	(105,927)	(397,096)
Transfers for contract benefits and terminations	(145,835)	(102,831)	(655,112)	(418,346)
Contract maintenance charges	(196,569)	(144,113)	(475,465)	(498,885)
Net increase (decrease) in net assets resulting from contract transactions	1,229,975	(109,381)	(644,176)	(701,079)
Total increase (decrease) in net assets	1,297,909	(125,561)	(44,507)	972,421
Net assets at beginning of period	1,578,321	1,703,882	6,644,724	5,672,303
Net assets at end of period	$ 2,876,230	$ 1,578,321	$ 6,600,217	$ 6,644,724

	Sentinel Variable Products Mid Cap Fund		Sentinel Variable Products Small Company Fund
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (4,413)	$ (8,911)	$ (3,841)	$ (11,242)
Realized gains (losses)	381,995	185,757	367,161	354,509
Unrealized appreciation (depreciation) during the year	(317,858)	197,342	(237,273)	207,214
Net increase (decrease) in net assets from operations	59,724	374,188	126,047	550,481
Contract transactions:
Payments received from contract owners	37,267	60,467	139,717	148,906
Transfers between Investment Options (including Guaranteed Interest Account), net	(6,702)	112,956	278,054	(67,788)
Transfers for contract benefits and terminations	(18,094)	(19,357)	(158,931)	(148,199)
Contract maintenance charges	(79,266)	(73,111)	(128,465)	(120,040)
Net increase (decrease) in net assets resulting from contract transactions	(66,795)	80,955	130,375	(187,121)
Total increase (decrease) in net assets	(7,071)	455,143	256,422	363,360
Net assets at beginning of period	1,637,852	1,182,709	2,075,929	1,712,569
Net assets at end of period	$ 1,630,781	$ 1,637,852	$ 2,332,351	$ 2,075,929

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 46,666	$ 71,002	$ 142,370	$ 193,308
Realized gains (losses)	(466,337)	(94,401)	353,323	167,632
Unrealized appreciation (depreciation) during the year	(79,826)	(70,259)	(1,952,681)	2,004,947
Net increase (decrease) in net assets from operations	(499,497)	(93,658)	(1,456,988)	2,365,887
Contract transactions:
Payments received from contract owners	272,406	302,063	608,632	642,666
Transfers between Investment Options (including Guaranteed Interest Account), net	204,795	134,537	464,702	(37,934)
Transfers for contract benefits and terminations	(291,648)	(328,883)	(706,859)	(896,771)
Contract maintenance charges	(291,944)	(302,087)	(633,493)	(647,809)
Net increase (decrease) in net assets resulting from contract transactions	(106,391)	(194,370)	(267,018)	(939,848)
Total increase (decrease) in net assets	(605,888)	(288,028)	(1,724,006)	1,426,039
Net assets at beginning of period	5,555,522	5,843,550	12,641,980	11,215,941
Net assets at end of period	$ 4,949,634	$ 5,555,522	$ 10,917,974	$ 12,641,980

	Templeton Growth VIP Fund – Class 2		Virtus Capital Growth Series – Class A Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 75,640	$ 198,144	$ (624,916)	$ (379,737)
Realized gains (losses)	393,797	350,116	1,674,791	(757,053)
Unrealized appreciation (depreciation) during the year	(814,625)	2,088,288	9,981,203	25,581,612
Net increase (decrease) in net assets from operations	(345,188)	2,636,548	11,031,078	24,444,822
Contract transactions:
Payments received from contract owners	705,868	657,916	8,738,309	9,159,045
Transfers between Investment Options (including Guaranteed Interest Account), net	(91,640)	(154,035)	(1,444,626)	(1,322,143)
Transfers for contract benefits and terminations	(553,383)	(787,612)	(7,282,850)	(8,864,707)
Contract maintenance charges	(683,120)	(670,970)	(8,106,339)	(8,323,555)
Net increase (decrease) in net assets resulting from contract transactions	(622,275)	(954,701)	(8,095,506)	(9,351,360)
Total increase (decrease) in net assets	(967,463)	1,681,847	2,935,572	15,093,462
Net assets at beginning of period	10,964,170	9,282,323	105,694,290	90,600,828
Net assets at end of period	$ 9,996,707	$ 10,964,170	$ 108,629,862	$ 105,694,290

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Virtus Growth & Income Series – Class A Shares		Virtus International Series – Class A Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 175,735	$ 73,482	$ 1,687,221	$ 803,528
Realized gains (losses)	8,625,248	7,326,380	2,475,714	2,567,828
Unrealized appreciation (depreciation) during the year	(3,808,685)	7,131,341	(6,402,725)	525,877
Net increase (decrease) in net assets from operations	4,992,298	14,531,203	(2,239,790)	3,897,233
Contract transactions:
Payments received from contract owners	3,306,069	3,605,831	3,453,503	3,749,883
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,246,563)	(1,339,768)	(322,353)	(1,114,838)
Transfers for contract benefits and terminations	(3,907,929)	(5,238,411)	(4,028,435)	(6,194,714)
Contract maintenance charges	(3,687,176)	(3,704,760)	(3,289,352)	(3,606,659)
Net increase (decrease) in net assets resulting from contract transactions	(5,535,599)	(6,677,108)	(4,186,637)	(7,166,328)
Total increase (decrease) in net assets	(543,301)	7,854,095	(6,426,427)	(3,269,095)
Net assets at beginning of period	58,422,469	50,568,374	56,148,536	59,417,631
Net assets at end of period	$ 57,879,168	$ 58,422,469	$ 49,722,109	$ 56,148,536

	Virtus Multi-Sector Fixed Income Series – Class A Shares		Virtus Real Estate Securities Series – Class A Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 1,474,066	$ 1,816,312	$ 110,906	$ 173,445
Realized gains (losses)	332,283	253,159	3,239,899	3,808,566
Unrealized appreciation (depreciation) during the year	(1,288,063)	(1,489,211)	2,604,035	(3,870,402)
Net increase (decrease) in net assets from operations	518,286	580,260	5,954,840	111,609
Contract transactions:
Payments received from contract owners	1,884,228	2,294,892	1,187,167	1,360,087
Transfers between Investment Options (including Guaranteed Interest Account), net	(495,085)	(1,555,162)	1,349,451	(418,360)
Transfers for contract benefits and terminations	(3,141,421)	(3,464,751)	(2,781,304)	(1,743,792)
Contract maintenance charges	(2,011,116)	(2,214,669)	(1,179,802)	(1,225,912)
Net increase (decrease) in net assets resulting from contract transactions	(3,763,394)	(4,939,690)	(1,424,488)	(2,027,977)
Total increase (decrease) in net assets	(3,245,108)	(4,359,430)	4,530,352	(1,916,368)
Net assets at beginning of period	36,293,880	40,653,310	20,021,785	21,938,153
Net assets at end of period	$ 33,048,772	$ 36,293,880	$ 24,552,137	$ 20,021,785

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Virtus Small-Cap Growth Series – Class A Shares		Virtus Small-Cap Value Series – Class A Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (192,602)	$ (132,155)	$ (20,384)	$ (36,977)
Realized gains (losses)	5,171,966	2,247,203	2,995,587	1,010,215
Unrealized appreciation (depreciation) during the year	(3,751,027)	7,625,583	(2,787,389)	8,623,186
Net increase (decrease) in net assets from operations	1,228,337	9,740,631	187,814	9,596,424
Contract transactions:
Payments received from contract owners	1,587,531	1,690,712	1,679,784	1,877,163
Transfers between Investment Options (including Guaranteed Interest Account), net	(736,230)	(949,023)	(636,754)	(698,280)
Transfers for contract benefits and terminations	(2,432,502)	(2,817,204)	(2,427,825)	(2,473,638)
Contract maintenance charges	(1,699,826)	(1,838,739)	(1,827,213)	(1,885,167)
Net increase (decrease) in net assets resulting from contract transactions	(3,281,027)	(3,914,254)	(3,212,008)	(3,179,922)
Total increase (decrease) in net assets	(2,052,690)	5,826,377	(3,024,194)	6,416,502
Net assets at beginning of period	32,326,474	26,500,097	32,171,599	25,755,097
Net assets at end of period	$ 30,273,784	$ 32,326,474	$ 29,147,405	$ 32,171,599

	Virtus Strategic Allocation Series – Class A Shares		Wanger International
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 635,319	$ 511,135	$ 267,490	$ 656,841
Realized gains (losses)	2,749,913	3,799,662	4,460,637	3,475,376
Unrealized appreciation (depreciation) during the year	(501,590)	2,505,474	(6,351,509)	2,517,358
Net increase (decrease) in net assets from operations	2,883,642	6,816,271	(1,623,382)	6,649,575
Contract transactions:
Payments received from contract owners	2,216,988	2,317,582	1,547,508	1,762,045
Transfers between Investment Options (including Guaranteed Interest Account), net	(389,275)	(533,470)	(41,275)	(472,151)
Transfers for contract benefits and terminations	(2,992,362)	(3,655,089)	(2,836,919)	(3,236,926)
Contract maintenance charges	(2,603,731)	(2,762,573)	(1,686,201)	(1,796,744)
Net increase (decrease) in net assets resulting from contract transactions	(3,768,380)	(4,633,550)	(3,016,887)	(3,743,776)
Total increase (decrease) in net assets	(884,738)	2,182,721	(4,640,269)	2,905,799
Net assets at beginning of period	44,184,545	42,001,824	35,584,114	32,678,315
Net assets at end of period	$ 43,299,807	$ 44,184,545	$ 30,943,845	$ 35,584,114

The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Wanger International Select		Wanger Select
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 56,726	$ 395,996	$ (57,129)	$ (33,604)
Realized gains (losses)	498,025	483,994	2,111,701	1,041,565
Unrealized appreciation (depreciation) during the year	(1,101,946)	65,169	(1,817,437)	1,845,605
Net increase (decrease) in net assets from operations	(547,195)	945,159	237,135	2,853,566
Contract transactions:
Payments received from contract owners	443,878	425,184	451,005	491,629
Transfers between Investment Options (including Guaranteed Interest Account), net	564,553	(59,334)	(1,052,440)	(194,055)
Transfers for contract benefits and terminations	(644,391)	(754,974)	(611,973)	(1,138,340)
Contract maintenance charges	(494,343)	(507,839)	(499,881)	(522,598)
Net increase (decrease) in net assets resulting from contract transactions	(130,303)	(896,963)	(1,713,289)	(1,363,364)
Total increase (decrease) in net assets	(677,498)	48,196	(1,476,154)	1,490,202
Net assets at beginning of period	7,577,106	7,528,910	10,537,800	9,047,598
Net assets at end of period	$ 6,899,608	$ 7,577,106	$ 9,061,646	$ 10,537,800

	Wanger USA
	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (263,217)	$ (232,931)
Realized gains (losses)	8,492,342	7,264,854
Unrealized appreciation (depreciation) during the year	(6,465,837)	5,245,612
Net increase (decrease) in net assets from operations	1,763,288	12,277,535
Contract transactions:
Payments received from contract owners	1,928,034	2,160,922
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,314,753)	(868,166)
Transfers for contract benefits and terminations	(3,516,713)	(3,790,915)
Contract maintenance charges	(2,238,847)	(2,360,124)
Net increase (decrease) in net assets resulting from contract transactions	(5,142,279)	(4,858,283)
Total increase (decrease) in net assets	(3,378,991)	7,419,252
Net assets at beginning of period	46,982,484	39,563,232
Net assets at end of period	$ 43,603,493	$ 46,982,484
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
The Phoenix Life Variable Universal Life Account (the “Separate Account”) is a separate account of Phoenix Life Insurance Company (“Phoenix Life”, “we” or “us”), the sponsor company. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“Phoenix”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on June 17, 1985. The Separate Account currently consists of 63 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.
The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract ("contract") which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):
Alger Capital Appreciation Portfolio – Class 1-2 Shares
Anchor Series Trust Capital Appreciation Portfolio – Class 1
Anchor Series Trust Government and Quality Bond Portfolio – Class 1
Anchor Series Trust Growth and Income Portfolio – Class 1
Anchor Series Trust Growth Portfolio – Class 1
Anchor Series Trust Multi-Asset Portfolio – Class 1
Anchor Series Trust Natural Resources Portfolio – Class 1
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
Deutsche Equity 500 Index VIP-Class A (formerly DWS Equity 500 Index VIP-Class A)
Deutsche Small Cap Index VIP-Class A (formerly DWS Small Cap Index VIP-Class A)
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II – Primary Shares
Federated Prime Money Fund II
Fidelity ® VIP Contrafund® Portfolio – Service Class
Fidelity ® VIP Growth Opportunities Portfolio – Service Class
Fidelity ® VIP Growth Portfolio – Service Class
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income VIP Fund-Class 2 (formerly Franklin Income Securities Fund-Class 2)
Franklin Mutual Shares VIP Fund-Class 2 (formerly Mutual Shares Securities Fund-Class 2)
Guggenheim Long Short Equity Fund
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
Neuberger Berman AMT Guardian Portfolio – S Class
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Oppenheimer Capital Appreciation Fund/VA – Service Shares
Oppenheimer Global Fund/VA – Service Shares
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization  (Continued)
Rydex Inverse Government Long Bond Strategy Fund
Rydex Nova Fund
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund
Sentinel Variable Products Small Company Fund
Templeton Developing Markets VIP Fund-Class 2 (formerly Templeton Developing Markets Securities Fund-Class 2)
Templeton Foreign VIP Fund-Class 2 (formerly Templeton Foreign Securities Fund-Class 2)
Templeton Growth VIP Fund-Class 2 (formerly Templeton Growth Securities Fund-Class 2)
Virtus Capital Growth Series – Class A Shares
Virtus Growth & Income Series – Class A Shares
Virtus International Series – Class A Shares
Virtus Multi-Sector Fixed Income Series – Class A Shares
Virtus Real Estate Securities Series – Class A Shares
Virtus Small-Cap Growth Series – Class A Shares
Virtus Small-Cap Value Series – Class A Shares
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger International Select
Wanger Select
Wanger USA
Additionally, contract owners also may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).
Phoenix Life and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ("SEC"). The assets and liabilities of the Separate Account are clearly identified and distinguished from Phoenix’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against the Phoenix’s general account assets.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry:
A.     Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: Phoenix Life is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and the operations of the Separate Account are included in the consolidated federal income tax return of Phoenix. Under the current provisions of the Code, Phoenix Life does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. Phoenix Life will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires Phoenix Life management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 2—Significant Accounting Policies (Continued)
Security Valuation: The Separate Account measures the fair value of its investment in the Funds available on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2014.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3— Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:
Investment Option	Purchases	Sales
Alger Capital Appreciation Portfolio – Class I-2 Shares	$ 1,719,363	$ 1,877,960
Anchor Series Trust Capital Appreciation Portfolio – Class 1	709,866	290,139
Anchor Series Trust Government and Quality Bond Portfolio – Class 1	8,617	129,915
Anchor Series Trust Growth and Income Portfolio – Class 1	11,339	9,386
Anchor Series Trust Growth Portfolio – Class 1	10,405	97,707
Anchor Series Trust Multi-Asset Portfolio – Class 1	13,703	77,398
Anchor Series Trust Natural Resources Portfolio – Class 1	5,612	14,100
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	310,823	204,216
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	1,653,589	938,440
Deutsche Equity 500 Index VIP – Class A	8,215,346	5,668,954
Deutsche Small Cap Index VIP – Class A	1,149,273	424,764
Federated Fund for U.S. Government Securities II	4,706,759	4,741,681
Federated High Income Bond Fund II – Primary Shares	2,513,151	2,397,358
Federated Prime Money Fund II	10,748,457	15,566,479
Fidelity ® VIP Contrafund® Portfolio – Service Class	9,816,996	14,664,892
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	3,183,511	3,810,839
Fidelity ® VIP Growth Portfolio – Service Class	2,330,535	2,923,193
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	2,538,257	1,303,126
Franklin Income VIP Fund – Class 2	2,167,265	1,558,240
Franklin Mutual Shares VIP Fund – Class 2	4,182,493	5,682,066
Guggenheim Long Short Equity Fund	52,633	329,789
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	656,411	974,241
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	1,550,219	1,759,045
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	961,809	3,774,291
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	790,631	1,119,796
Invesco V.I. American Franchise Fund – Series I Shares	916,189	1,233,950
Invesco V.I. Core Equity Fund – Series I Shares	231,297	717,846
Invesco V.I. Equity and Income Fund – Series II Shares	921,024	620,706
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	696,737	689,732
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	430,507	908,825
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	987,689	1,079,571
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	2,451,746	3,724,231
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	1,268,510	1,854,963
Neuberger Berman AMT Guardian Portfolio – S Class	1,103,822	1,285,830
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	374,008	322,217
Oppenheimer Capital Appreciation Fund/VA – Service Shares	319,071	307,378
Oppenheimer Global Fund/VA – Service Shares	849,668	634,473
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	1,741,832	1,573,269
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,446,569	1,234,085
PIMCO Real Return Portfolio – Advisor Class	842,504	1,892,804
PIMCO Total Return Portfolio – Advisor Class	1,684,115	4,255,810
Rydex Inverse Government Long Bond Strategy Fund	8,641	10,783
Rydex Nova Fund	10,908	74,300
Sentinel Variable Products Balanced Fund	243,025	306,006
Sentinel Variable Products Bond Fund	2,209,627	908,897
Sentinel Variable Products Common Stock Fund	2,369,880	2,189,418
Sentinel Variable Products Mid Cap Fund	1,289,132	1,023,564
Sentinel Variable Products Small Company Fund	1,054,405	561,248
Templeton Developing Markets VIP Fund – Class 2	2,246,927	2,306,652
Templeton Foreign VIP Fund – Class 2	3,519,887	3,644,535
Templeton Growth VIP Fund – Class 2	1,989,176	2,535,811
Virtus Capital Growth Series – Class A Shares	20,197,186	28,917,609

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments (Continued)
Investment Option	Purchases	Sales
Virtus Growth & Income Series – Class A Shares	$ 18,842,444	$ 18,445,652
Virtus International Series – Class A Shares	11,642,766	13,628,374
Virtus Multi-Sector Fixed Income Series – Class A Shares	8,562,506	10,851,835
Virtus Real Estate Securities Series – Class A Shares	8,804,243	7,416,639
Virtus Small-Cap Growth Series – Class A Shares	8,867,768	9,392,413
Virtus Small-Cap Value Series – Class A Shares	6,306,150	8,046,830
Virtus Strategic Allocation Series – Class A Shares	9,554,006	10,177,231
Wanger International	9,645,638	8,626,503
Wanger International Select	2,304,131	2,034,979
Wanger Select	2,934,588	3,453,267
Wanger USA	13,559,291	13,464,201
	$ 212,434,676	$ 240,690,452

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4— Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2014			For the period ended December 31, 2013
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	435,296	(1,106,040)	(670,744)	345,912	(824,582)	(478,670)
Anchor Series Trust Capital Appreciation Portfolio – Class 1	229	(1,358)	(1,129)	132	(335)	(203)
Anchor Series Trust Government and Quality Bond Portfolio – Class 1	12	(2,151)	(2,139)	13	(1,859)	(1,846)
Anchor Series Trust Growth and Income Portfolio – Class 1	27	(129)	(102)	21	(203)	(182)
Anchor Series Trust Growth Portfolio – Class 1	-	(584)	(584)	8	(857)	(849)
Anchor Series Trust Multi-Asset Portfolio – Class 1	-	(1,201)	(1,201)	26	(13,326)	(13,300)
Anchor Series Trust Natural Resources Portfolio – Class 1	18	(126)	(108)	26	(2,529)	(2,503)
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	995	(2,822)	(1,827)	35	(1,018)	(983)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	756,295	(503,477)	252,818	742,005	(370,644)	371,361
Deutsche Equity 500 Index VIP – Class A	2,907,889	(2,702,042)	205,847	1,778,601	(2,932,736)	(1,154,135)
Deutsche Small Cap Index VIP – Class A	624,527	(239,452)	385,075	597,021	(276,021)	321,000
Federated Fund for U.S. Government Securities II	2,364,485	(2,622,671)	(258,186)	1,571,893	(3,665,055)	(2,093,162)
Federated High Income Bond Fund II – Primary Shares	892,819	(1,018,190)	(125,371)	968,206	(1,643,771)	(675,565)
Federated Prime Money Fund II	11,026,553	(15,882,231)	(4,855,678)	18,901,048	(23,016,085)	(4,115,037)
Fidelity ® VIP Contrafund® Portfolio – Service Class	3,938,869	(6,637,176)	(2,698,307)	3,922,048	(6,392,630)	(2,470,582)
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	2,186,894	(2,575,753)	(388,859)	1,899,524	(1,988,573)	(89,049)
Fidelity ® VIP Growth Portfolio – Service Class	1,899,916	(2,312,375)	(412,459)	1,630,870	(2,711,775)	(1,080,905)
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	1,700,241	(925,399)	774,842	633,444	(904,193)	(270,749)
Franklin Income VIP Fund – Class 2	1,154,261	(939,754)	214,507	982,607	(1,145,507)	(162,900)
Franklin Mutual Shares VIP Fund – Class 2	1,414,605	(2,132,455)	(717,850)	1,303,823	(2,468,915)	(1,165,092)
Guggenheim Long Short Equity Fund	30,490	(190,011)	(159,521)	29,473	(44,488)	(15,015)
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	454,875	(704,150)	(249,275)	397,082	(374,034)	23,048
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	1,094,362	(1,351,716)	(257,354)	940,468	(1,309,496)	(369,028)
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	664,931	(2,786,747)	(2,121,816)	2,076,445	(1,792,569)	283,876
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	563,603	(919,658)	(356,055)	443,038	(1,617,230)	(1,174,192)
Invesco V.I. American Franchise Fund – Series I Shares	648,761	(865,018)	(216,257)	651,567	(1,114,433)	(462,866)
Invesco V.I. Core Equity Fund – Series I Shares	123,683	(414,050)	(290,367)	170,378	(330,596)	(160,218)
Invesco V.I. Equity and Income Fund – Series II Shares	506,757	(384,349)	122,408	266,397	(221,931)	44,466
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	242,507	(368,103)	(125,596)	179,428	(382,288)	(202,860)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	117,090	(473,973)	(356,883)	140,499	(203,950)	(63,451)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	383,793	(575,008)	(191,215)	508,820	(1,018,059)	(509,239)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	1,496,238	(2,321,433)	(825,195)	1,705,764	(2,420,124)	(714,360)
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	739,782	(1,093,372)	(353,590)	811,489	(1,585,275)	(773,786)
Neuberger Berman AMT Guardian Portfolio – S Class	334,099	(793,414)	(459,315)	1,124,458	(695,056)	429,402
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	254,684	(258,022)	(3,338)	265,165	(141,740)	123,425
Oppenheimer Capital Appreciation Fund/VA – Service Shares	202,725	(208,221)	(5,496)	49,938	(319,423)	(269,485)
Oppenheimer Global Fund/VA – Service Shares	496,955	(427,312)	69,643	903,161	(801,305)	101,856
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	695,721	(950,596)	(254,875)	1,127,639	(803,775)	323,864
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,591,553	(1,313,223)	278,330	944,130	(1,423,857)	(479,727)
PIMCO Real Return Portfolio – Advisor Class	552,116	(1,313,835)	(761,719)	1,186,165	(1,090,575)	95,590
PIMCO Total Return Portfolio – Advisor Class	960,242	(2,671,999)	(1,711,757)	1,913,116	(2,744,527)	(831,411)
Rydex Inverse Government Long Bond Strategy Fund	12,160	(25,188)	(13,028)	17,851	(19,764)	(1,913)
Rydex Nova Fund	4,870	(31,816)	(26,946)	6,729	(28,470)	(21,741)
Sentinel Variable Products Balanced Fund	135,993	(211,735)	(75,742)	145,939	(170,380)	(24,441)
Sentinel Variable Products Bond Fund	1,504,594	(629,309)	875,285	275,400	(354,970)	(79,570)
Sentinel Variable Products Common Stock Fund	951,118	(1,370,396)	(419,278)	1,070,088	(1,578,557)	(508,469)
Sentinel Variable Products Mid Cap Fund	658,167	(714,560)	(56,393)	379,340	(319,070)	60,270
Sentinel Variable Products Small Company Fund	422,724	(343,999)	78,725	436,304	(572,779)	(136,475)
Templeton Developing Markets VIP Fund – Class 2	679,505	(721,663)	(42,158)	471,265	(530,725)	(59,460)
Templeton Foreign VIP Fund – Class 2	1,638,003	(1,788,394)	(150,391)	886,273	(1,394,547)	(508,274)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding (Continued)
	For the period ended December 31, 2014			For the period ended December 31, 2013
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Growth VIP Fund – Class 2	746,003	(1,010,307)	(264,304)	785,654	(1,247,250)	(461,596)
Virtus Capital Growth Series – Class A Shares	3,949,145	(5,605,083)	(1,655,938)	4,366,350	(6,654,266)	(2,287,916)
Virtus Growth & Income Series – Class A Shares	5,929,729	(8,626,551)	(2,696,822)	5,614,687	(9,510,448)	(3,895,761)
Virtus International Series – Class A Shares	1,922,290	(2,848,603)	(926,313)	2,046,296	(3,776,467)	(1,730,171)
Virtus Multi-Sector Fixed Income Series – Class A Shares	1,214,255	(1,948,204)	(733,949)	1,104,797	(2,102,026)	(997,229)
Virtus Real Estate Securities Series – Class A Shares	912,253	(1,142,929)	(230,676)	551,633	(896,097)	(344,464)
Virtus Small-Cap Growth Series – Class A Shares	1,883,396	(2,958,785)	(1,075,389)	1,665,709	(3,079,084)	(1,413,375)
Virtus Small-Cap Value Series – Class A Shares	1,583,997	(2,692,379)	(1,108,382)	1,567,055	(2,823,853)	(1,256,798)
Virtus Strategic Allocation Series – Class A Shares	889,956	(1,506,623)	(616,667)	1,073,232	(1,931,163)	(857,931)
Wanger International	973,798	(1,547,951)	(574,153)	936,320	(1,711,881)	(775,561)
Wanger International Select	503,207	(528,391)	(25,184)	395,632	(654,125)	(258,493)
Wanger Select	432,157	(907,952)	(475,795)	484,162	(880,049)	(395,887)
Wanger USA	1,679,779	(2,780,181)	(1,100,402)	2,123,913	(3,346,250)	(1,222,337)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5— Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2014, 2013, 2012, 2011, and 2010 follows:
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Alger Capital Appreciation Portfolio – Class I-2 Shares
2014	3,975	1.68	to	2.61	6,953	0.09%	-	to	0.80%	12.84%	to	13.75%
2013 ‡	4,645	1.49	to	2.30	7,219	0.36%	-	to	0.80%	34.11%	to	35.19%
2012	5,124	1.11	to	1.70	5,926	0.99%	-	to	0.80%	17.35%	to	18.30%
2011 ‡	6,311	0.95	to	1.44	6,196	0.11%	-	to	0.80%	(1.10%)#	to	(0.30%)
2010	7,099	0.96	to	1.44	7,051	0.41%	-	to	0.80%	13.11%	to	14.03%
Anchor Series Trust Capital Appreciation Portfolio – Class 1
2014	18	236.86	to	224.05	4,060	-	0.45%	to	0.60%	14.55%	to	14.72%
2013	19	206.78	to	195.29	3,759	-	0.45%	to	0.60%	35.00%	to	35.21%
2012	19	153.17	to	144.44	2,810	-	0.45%	to	0.60%	23.15%	to	23.34%
2011 ‡	20	124.37#	to	117.11#	2,353	-	0.45%	to	0.60%	(7.60%)	to	(7.46%)#
2010 ‡	21	134.61#	to	126.55#	2,676	0.13%	0.45%	to	0.60%	22.00%	to	22.18%
Anchor Series Trust Government and Quality Bond Portfolio – Class 1
2014	7	41.62	to	61.13	435	1.72%	0.45%	to	0.60%	4.53%	to	4.69%
2013	9	39.81	to	58.39	540	2.43%	0.45%	to	0.60%	(2.68%)	to	(2.53%)
2012	11	40.91	to	59.91	664	2.31%	0.45%	to	0.60%	3.17%	to	3.33%
2011 ‡	12	39.65	to	57.98	722	2.64%	0.45%	to	0.60%	6.45%#	to	6.61%
2010	6	37.25	to	54.39	311	4.05%	0.45%	to	0.60%	4.36%	to	4.52%
Anchor Series Trust Growth and Income Portfolio – Class 1
2014	5	68.18	to	66.79	351	0.48%	0.45%	to	0.60%	12.79%	to	12.96%
2013	5	60.45	to	59.13	317	0.27%	0.45%	to	0.60%	31.65%	to	31.85%
2012	6	45.92	to	44.84	249	-	0.45%	to	0.60%	12.86%	to	13.03%
2011 ‡	6	40.69#	to	39.68#	222	0.03%	0.45%	to	0.60%	(6.21%)	to	(6.06%)#
2010 ‡	6	43.38#	to	42.24#	240	0.05%	0.45%	to	0.60%	11.15%	to	11.32%
Anchor Series Trust Growth Portfolio – Class 1
2014	12	105.75	to	161.37	1,860	0.57%	0.45%	to	0.60%	6.80%	to	6.97%
2013	12	99.01	to	150.86	1,826	0.80%	0.45%	to	0.60%	34.36%	to	34.57%
2012	13	73.69	to	112.11	1,452	0.55%	0.45%	to	0.60%	13.28%	to	13.45%
2011 ‡	14	65.05	to	98.82	1,410	0.75%	0.45%	to	0.60%	(6.81%)	to	(6.67%)#
2010	15	69.81	to	105.88	1,539	0.69%	0.45%	to	0.60%	13.46%	to	13.63%
Anchor Series Trust Multi-Asset Portfolio – Class 1
2014	23	62.62	to	63.13	1,483	0.96%	0.45%	to	0.60%	8.97%	to	9.13%
2013	25	57.85	to	57.46	1,428	1.04%	0.45%	to	0.60%	17.24%	to	17.07%
2012	38	49.09	to	49.34	1,874	0.87%	0.45%	to	0.60%	8.75%	to	8.91%
2011 ‡	40	45.14	to	45.30	1,798	1.27%	0.45%	to	0.60%	(1.73%)	to	(1.58%)#
2010	44	45.93	to	46.03	2,015	1.38%	0.45%	to	0.60%	8.26%	to	8.43%
Anchor Series Trust Natural Resources Portfolio – Class 1
2014	4	74.33	to	78.92	297	1.08%	0.45%	to	0.60%	(19.02%)	to	(18.90%)
2013	4	91.79	to	97.31	377	0.92%	0.45%	to	0.60%	5.16%	to	5.32%
2012	6	87.28	to	92.39	589	1.07%	0.45%	to	0.60%	2.90%	to	3.06%
2011 ‡	7	84.82	to	89.66	610	0.69%	0.45%	to	0.60%	(20.74%)	to	(20.62%)#
2010	8	107.02	to	112.94	859	0.89%	0.45%	to	0.60%	15.50%	to	15.68%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
2014	24	75.01	to	72.16	1,735	0.39%	0.45%	to	0.60%	4.40%	to	4.56%
2013	26	69.01	to	71.85	1,785	2.34%	0.45%	to	0.60%	19.09%	to	18.91%
2012	27	60.42	to	57.95	1,556	2.46%	0.45%	to	0.60%	14.33%	to	14.51%
2011 ‡	27	52.85#	to	50.61#	1,371	0.97%	0.45%	to	0.60%	(4.32%)	to	(4.17%)#
2010 ‡	29	55.23#	to	52.81#	1,522	-	0.45%	to	0.60%	12.27%	to	12.44%
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2014	1,536	1.91	to	2.02	2,962	1.16%	-	to	0.80%	8.38%	to	9.25%
2013 ‡	1,283	1.76	to	1.84	2,274	1.05%	-	to	0.80%	31.76%	to	32.82%
2012	912	1.34	to	1.39	1,227	0.95%	-	to	0.80%	16.36%	to	17.30%
2011 ‡	831	1.15	to	1.18	958	0.92%	-	to	0.80%	(3.02%)#	to	(2.24%)#
2010	515	1.18	to	1.21	612	0.70%	-	to	0.80%	24.97%	to	25.98%
Deutsche Equity 500 Index VIP – Class A
2014	20,726	2.16	to	2.40	47,389	1.83%	-	to	0.80%	12.48%	to	13.39%
2013 ‡	20,520	1.92	to	2.12	41,616	1.77%	-	to	0.80%	30.87%	to	31.93%
2012 ‡	21,674	1.47	to	1.60	33,376	1.76%	-	to	0.80%	14.77%	to	15.70%
2011 ‡	23,229	1.28#	to	1.39	31,017	1.69%	-	to	0.80%	1.02%#	to	1.83%
2010 ‡	24,223	1.26#	to	1.36	31,847	1.92%	-	to	0.80%	13.79%	to	14.70%
Deutsche Small Cap Index VIP – Class A
2014	1,038	1.81	to	1.91	1,891	0.85%	-	to	0.80%	3.90%	to	4.74%
2013 ‡	653	1.74	to	1.83	1,148	1.47%	-	to	0.80%	37.53%	to	38.64%
2012	332	1.27	to	1.32	424	0.94%	-	to	0.80%	15.32%	to	16.25%
2011 ‡	727	1.10	to	1.13	805	0.97%	-	to	0.80%	(5.18%)	to	(4.41%)#
2010	401	1.16	to	1.19	467	0.86%	-	to	0.80%	25.38%	to	26.39%
Federated Fund for U.S. Government Securities II
2014	9,864	1.77	to	1.85	17,680	2.99%	-	to	0.80%	3.78%	to	4.62%
2013	10,122	1.71	to	1.77	17,445	3.42%	-	to	0.80%	(2.83%)	to	(2.05%)
2012 ‡	12,216	1.76	to	1.80	21,631	3.94%	-	to	0.80%	2.15%	to	2.98%
2011 ‡	13,981	1.72#	to	1.75	24,204	4.21%	-	to	0.80%	4.93%#	to	5.78%
2010 ‡	15,805	1.64#	to	1.65#	26,058	4.68%	-	to	0.80%	4.33%	to	5.17%
Federated High Income Bond Fund II – Primary Shares
2014	3,324	2.26	to	2.76	7,671	5.79%	-	to	0.80%	1.87%	to	2.69%
2013 ‡	3,450	2.22	to	2.68	7,804	7.11%	-	to	0.80%	6.13%	to	6.99%
2012 ‡	4,125	2.09	to	2.51	8,777	7.31%	-	to	0.80%	13.78%	to	14.70%
2011 ‡	4,444	1.83#	to	2.19	8,306	9.00%	-	to	0.80%	4.33%#	to	5.17%
2010 ‡	5,446	1.76#	to	2.08	9,736	8.07%	-	to	0.80%	13.81%	to	14.73%
Federated Prime Money Fund II
2014	26,117	0.96	to	1.00	25,310	-	-	to	0.80%	(0.80%)	to	-
2013 ‡	30,973	0.97	to	1.00	30,128	-	-	to	0.80%	(0.79%)	to	-
2012	35,088	0.98	to	1.00	34,355	0.00%*	-	to	0.80%	(0.80%)	to	0.00%*
2011	39,877	0.98	to	1.00	39,313	0.00%*	-	to	0.80%	(0.80%)	to	0.00%*
2010 [4]	47,410	0.99	to	1.00	47,069	0.00%*	-	to	0.80%	(0.75%)	to	0.00%*
Fidelity ® VIP Contrafund® Portfolio – Service Class
2014	17,799	2.25	to	3.05	41,384	0.82%	-	to	0.80%	10.92%	to	11.82%
2013	20,497	2.02	to	2.72	42,651	0.96%	-	to	0.80%	30.10%	to	31.14%
2012 ‡	22,968	1.56	to	2.08	36,623	1.20%	-	to	0.80%	15.38%	to	16.31%
2011 ‡	26,538	1.35#	to	1.79	36,697	0.88%	-	to	0.80%	(3.41%)#	to	(2.64%)
2010 ‡	30,581	1.40#	to	1.83	43,804	1.04%	-	to	0.80%	16.17%	to	17.11%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Fidelity ® VIP Growth Opportunities Portfolio – Service Class
2014	7,306	1.52	to	2.22	11,375	0.11%	-	to	0.80%	11.21%	to	12.10%
2013	7,695	1.37	to	1.98	10,764	0.20%	-	to	0.80%	36.68%	to	37.78%
2012 ‡	7,784	1.00	to	1.44	7,970	0.27%	-	to	0.80%	18.51%	to	19.46%
2011 ‡	8,860	0.85	to	1.20	7,655	0.05%	-	to	0.80%	1.36%#	to	2.18%
2010	9,056	0.83	to	1.18	7,756	0.10%	-	to	0.80%	22.67%	to	23.65%
Fidelity ® VIP Growth Portfolio – Service Class
2014	8,451	1.23	to	1.59	10,741	0.09%	-	to	0.80%	10.30%	to	11.19%
2013	8,864	1.11	to	1.43	10,249	0.19%	-	to	0.80%	35.11%	to	36.20%
2012 ‡	9,945	0.82	to	1.05	8,473	0.46%	-	to	0.80%	13.63%	to	14.55%
2011 ‡	12,013	0.72	to	0.92#	9,036	0.25%	-	to	0.80%	(0.66%)#	to	0.14%
2010 ‡	13,750	0.73	to	0.92#	10,390	0.16%	-	to	0.80%	23.06%	to	24.06%#
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
2014	5,692	1.39	to	1.48	8,138	2.46%	-	to	0.80%	4.91%	to	5.75%
2013 ‡	4,917	1.32	to	1.40	6,691	2.28%	-	to	0.80%	(2.67%)	to	(1.89%)
2012 ‡	5,188	1.36	to	1.43	7,224	3.46%	-	to	0.80%	4.92%	to	5.77%
2011 ‡	2,881	1.30	to	1.35	3,745	3.46%	-	to	0.80%	6.35%#	to	7.21%
2010 ‡	2,822	1.22#	to	1.26	3,449	3.53%	-	to	0.80%	6.82%	to	7.68%
Franklin Income VIP Fund – Class 2
2014	3,565	1.60	to	1.72	5,738	4.89%	-	to	0.80%	3.78%	to	4.62%
2013 ‡	3,350	1.54	to	1.64	5,183	6.30%	-	to	0.80%	13.03%	to	13.94%
2012 ‡	3,513	1.37	to	1.44	4,810	6.58%	-	to	0.80%	11.75%	to	12.65%
2011 ‡	3,789	1.22#	to	1.28	4,638	5.85%	-	to	0.80%	1.57%#	to	2.38%
2010 ‡	4,108	1.20#	to	1.25	4,946	6.44%	-	to	0.80%	11.77%	to	12.67%
Franklin Mutual Shares VIP Fund – Class 2
2014 ‡	7,349	2.65	to	2.34	19,354	1.98%	-	to	0.80%	6.26%	to	7.12%
2013 ‡	8,067	2.50	to	2.18	19,958	2.07%	-	to	0.80%	27.24%	to	28.26%
2012 ‡	9,232	1.96	to	1.70	17,889	2.02%	-	to	0.80%	13.33%	to	14.24%
2011 ‡	11,292	1.73#	to	1.49#	19,273	2.32%	-	to	0.80%	(1.83%)#	to	(1.04%)
2010 ‡	12,760	1.76#	to	1.51#	22,128	1.54%	-	to	0.80%	10.31%	to	11.19%
Guggenheim Long Short Equity Fund
2014 ‡	158	1.80	to	1.98	285	-	-	to	0.80%	1.97%	to	2.79%
2013	317	1.77	to	1.92	561	0.00%*	-	to	0.80%	16.52%	to	17.46%
2012 ‡	332	1.52	to	1.64	504	-	-	to	0.80%	3.59%	to	4.43%
2011 ‡	407	1.46	to	1.57	597	-	-	to	0.80%	(7.31%)	to	(6.56%)#
2010	534	1.58	to	1.68	844	-	-	to	0.80%	10.32%	to	11.21%
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
2014 ‡	1,682	1.36	to	1.40	2,298	0.99%	-	to	0.80%	3.64%	to	4.47%
2013	1,931	1.31	to	1.34	2,537	1.13%	-	to	0.80%	17.17%	to	18.12%
2012	1,908	1.12	to	1.14	2,136	1.05%	-	to	0.80%	13.28%	to	14.20%
2011 ‡	2,431	0.99	to	1.00	2,401	0.98%	-	to	0.80%	(5.80%)#	to	(5.04%)
2010 [5]	2,413	1.05	to	1.05	2,528	2.38%	-	to	0.80%	4.00%	to	4.10%
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
2014 ‡	4,770	1.27	to	1.32	6,097	1.18%	-	to	0.80%	3.67%	to	4.51%
2013	5,027	1.23	to	1.26	6,187	1.27%	-	to	0.80%	10.97%	to	11.86%
2012 ‡	5,396	1.11	to	1.13	5,986	1.53%	-	to	0.80%	9.93%	to	10.81%
2011 ‡	5,158	1.01	to	1.02	5,206	0.99%	-	to	0.80%	(1.68%)	to	(0.89%)#
2010 [5]	5,966	1.03	to	1.03	6,118	5.66%	-	to	0.80%	2.37%	to	2.47%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Ibbotson Growth ETF Asset Allocation Portfolio – Class II
2014	4,158	1.34	to	1.38	5,589	0.93%	-	to	0.80%	3.74%	to	4.57%
2013 ‡	6,280	1.29	to	1.32	8,119	1.26%	-	to	0.80%	15.61%	to	16.55%
2012	5,996	1.11	to	1.13	6,687	1.17%	-	to	0.80%	12.01%	to	12.91%
2011 ‡	7,714	0.99	to	1.00	7,684	1.14%	-	to	0.80%	(4.45%)#	to	(3.68%)
2010 [4]	7,993	1.04	to	1.04	8,320	5.66%	-	to	0.80%	3.45%	to	3.54%
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
2014	3,827	1.18	to	1.23	4,544	1.10%	-	to	0.80%	2.48%	to	3.30%
2013 ‡	4,183	1.16	to	1.19	4,841	1.31%	-	to	0.80%	6.47%	to	7.33%
2012	5,357	1.09	to	1.11	5,823	1.52%	-	to	0.80%	7.00%	to	7.87%
2011 ‡	5,773	1.01	to	1.02	5,860	0.91%	-	to	0.80%	0.28%#	to	1.08%
2010 [5]	5,144	1.01	to	1.01	5,206	4.20%	-	to	0.80%	1.34%	to	1.44%
Invesco V.I. American Franchise Fund – Series I Shares
2014	3,784	1.46	to	1.50	5,566	0.04%	-	to	0.80%	7.57%	to	8.44%
2013	4,000	1.36	to	1.38	5,457	0.44%	-	to	0.80%	39.02%	to	40.14%
2012 ‡, 6	4,463	0.98	to	0.98	4,373	-	-	to	0.80%	(3.03%)	to	(2.50%)
Invesco V.I. Core Equity Fund – Series I Shares
2014	870	1.73	to	1.85	1,516	0.75%	-	to	0.80%	7.28%	to	8.15%
2013	1,160	1.61	to	1.71	1,880	1.38%	-	to	0.80%	28.21%	to	29.25%
2012	1,320	1.25	to	1.32	1,665	0.97%	-	to	0.80%	12.97%	to	13.88%
2011 ‡	1,732	1.11	to	1.16	1,931	0.95%	-	to	0.80%	(0.86%)#	to	(0.06%)
2010	1,899	1.12	to	1.16	2,134	0.97%	-	to	0.80%	8.68%	to	9.56%
Invesco V.I. Equity and Income Fund – Series II Shares
2014	997	1.67	to	1.79	1,681	1.70%	-	to	0.80%	7.90%	to	8.77%
2013 ‡	874	1.54	to	1.64	1,360	1.50%	-	to	0.80%	23.89%	to	24.88%
2012	830	1.25	to	1.32	1,040	1.80%	-	to	0.80%	11.49%	to	12.39%
2011 ‡	767	1.12	to	1.17	862	1.74%	-	to	0.80%	(2.09%)#	to	(1.30%)#
2010	1,068	1.14	to	1.19	1,227	1.91%	-	to	0.80%	11.13%	to	12.03%
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2014	1,212	1.83	to	1.98	2,234	0.04%	-	to	0.80%	3.60%	to	4.43%
2013 ‡	1,338	1.76	to	1.90	2,376	0.71%	-	to	0.80%	27.78%	to	28.81%
2012	1,540	1.38	to	1.47	2,136	0.06%	-	to	0.80%	10.06%	to	10.95%
2011 ‡	1,830	1.25	to	1.33	2,305	0.28%	-	to	0.80%	(7.13%)#	to	(6.38%)
2010	2,052	1.35	to	1.42	2,782	0.54%	-	to	0.80%	13.20%	to	14.11%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2014	539	1.98	to	2.15	1,080	-	-	to	0.80%	10.14%	to	11.03%
2013 ‡	896	1.80	to	1.93	1,621	-	-	to	0.80%	34.00%	to	35.08%
2012	960	1.34	to	1.43	1,293	-	-	to	0.80%	9.49%	to	10.38%
2011 ‡	1,023	1.23	to	1.30	1,258	-	-	to	0.80%	(9.80%)#	to	(9.07%)
2010	1,079	1.36	to	1.43	1,471	0.26%	-	to	0.80%	22.73%	to	23.72%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2014 ‡	2,056	1.83	to	1.97	3,790	4.55%	-	to	0.80%	3.51%	to	4.35%
2013 ‡	2,248	1.76	to	1.89	3,991	4.56%	-	to	0.80%	7.31%	to	8.17%
2012 ‡	2,757	1.64	to	1.75	4,559	5.58%	-	to	0.80%	11.63%	to	12.53%
2011 ‡	3,170	1.47#	to	1.55	4,689	5.36%	-	to	0.80%	3.55%#	to	4.38%
2010 ‡	3,820	1.42#	to	1.49	5,455	5.75%	-	to	0.80%	11.42%	to	12.31%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2014 ‡	8,257	1.62	to	1.76	13,536	0.69%	-	to	0.80%	6.79%	to	7.65%
2013	9,083	1.52	to	1.63	13,904	0.57%	-	to	0.80%	34.81%	to	35.90%
2012 ‡	9,797	1.13	to	1.20	11,105	0.94%	-	to	0.80%	11.19%	to	12.09%
2011 ‡	11,146	1.01#	to	1.07	11,358	0.70%	-	to	0.80%	(6.83%)#	to	(6.08%)
2010 ‡	12,475	1.09#	to	1.14	13,633	0.55%	-	to	0.80%	16.47%	to	17.41%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2014	3,434	1.75	to	1.90	6,098	0.44%	-	to	0.80%	10.64%	to	11.53%
2013 ‡	3,788	1.59	to	1.70	6,061	0.44%	-	to	0.80%	29.28%	to	30.32%
2012 ‡	4,562	1.23	to	1.26	5,661	0.64%	-	to	0.80%	13.63%	to	14.55%
2011 ‡	5,121	1.08#	to	1.14	5,585	0.20%	-	to	0.80%	(4.78%)#	to	(4.01%)
2010 ‡	5,026	1.13#	to	1.19	5,723	0.40%	-	to	0.80%	24.43%	to	25.43%
Neuberger Berman AMT Guardian Portfolio – S Class
2014	2,032	1.69	to	1.81	3,461	0.25%	-	to	0.80%	8.02%	to	8.89%
2013 ‡	2,491	1.57	to	1.67	3,920	0.73%	-	to	0.80%	37.50%	to	38.61%
2012 ‡	2,062	1.14	to	1.20	2,353	0.15%	-	to	0.80%	11.70%	to	12.60%
2011 ‡	2,275	1.02#	to	1.07	2,323	0.34%	-	to	0.80%	(3.85%)#	to	(3.08%)
2010 ‡	2,422	1.06#	to	1.10	2,573	0.31%	-	to	0.80%	17.99%	to	18.94%
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
2014 ‡	435	1.32	to	1.46	574	-	-	to	0.80%	2.64%	to	3.47%
2013 ‡	438	1.28	to	1.41	563	-	-	to	0.80%	44.67%	to	45.83%
2012	315	0.89	to	0.96	279	-	-	to	0.80%	7.95%	to	8.82%
2011 ‡	274	0.82	to	0.89	225	-	-	to	0.80%	(1.85%)#	to	(1.06%)#
2010 ‡	325	0.84	to	0.84#	275	-	-	to	0.80%	18.65%#	to	18.65%#
Oppenheimer Capital Appreciation Fund/VA – Service Shares
2014 ‡	554	1.56	to	1.67	880	0.19%	-	to	0.80%	14.21%	to	15.13%
2013	559	1.36	to	1.45	773	0.71%	-	to	0.80%	28.39%	to	29.43%
2012 ‡	829	1.06	to	1.12	887	0.43%	-	to	0.80%	12.89%	to	13.81%
2011 ‡	944	0.94	to	0.98	893	0.12%	-	to	0.80%	(2.16%)#	to	(1.37%)#
2010	1,328	0.96	to	1.00	1,277	-	-	to	0.80%	8.27%	to	9.14%
Oppenheimer Global Fund/VA – Service Shares
2014	1,403	1.46	to	1.57	2,074	0.89%	-	to	0.80%	1.24%	to	2.06%
2013 ‡, 7	1,333	1.45	to	1.54	1,939	1.07%	-	to	0.80%	25.97%	to	26.99%
2012 ‡	1,231	1.15	to	1.21	1,419	1.96%	-	to	0.80%	19.98%	to	20.95%
2011 ‡	1,368	0.96#	to	1.00	1,313	1.01%	-	to	0.80%	(9.26%)#	to	(8.53%)
2010 ‡	1,424	1.05#	to	1.09	1,505	1.18%	-	to	0.80%	14.78%	to	15.70%
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
2014	2,316	1.74	to	2.09	4,066	0.66%	-	to	0.80%	10.76%	to	11.65%
2013 ‡	2,571	1.57	to	1.88	4,066	0.68%	-	to	0.80%	39.50%	to	40.62%
2012	2,247	1.13	to	1.33	2,547	0.33%	-	to	0.80%	16.73%	to	17.67%
2011 ‡	2,990	0.97	to	1.13	2,910	0.39%	-	to	0.80%	(3.16%)#	to	(2.38%)
2010	3,395	1.00	to	1.16	3,414	0.41%	-	to	0.80%	22.07%	to	23.06%
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2014	3,301	0.73	to	0.79	2,438	0.26%	-	to	0.80%	(19.27%)	to	(18.62%)
2013 ‡	3,023	0.91	to	0.97	2,758	1.78%	-	to	0.80%	(15.40%)	to	(14.71%)
2012 ‡	3,502	1.08	to	1.14	3,774	2.39%	-	to	0.80%	4.28%	to	5.12%
2011 ‡	3,769	1.03#	to	1.08	3,896	13.80%	-	to	0.80%	(8.28%)#	to	(7.54%)
2010 ‡	3,941	1.12#	to	1.17	4,444	15.03%	-	to	0.80%	23.25%	to	24.25%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
PIMCO Real Return Portfolio – Advisor Class
2014 ‡	2,022	1.42	to	1.52	2,910	1.27%	-	to	0.80%	2.16%	to	2.99%
2013 ‡	2,784	1.39	to	1.47	3,888	1.84%	-	to	0.80%	(10.03%)	to	(9.31%)
2012 ‡	2,688	1.54	to	1.63	4,161	0.93%	-	to	0.80%	7.77%	to	8.64%
2011 ‡	2,459	1.43#	to	1.50	3,529	1.98%	-	to	0.80%	10.67%#	to	11.56%
2010 ‡	2,595	1.29#	to	1.34	3,364	1.35%	-	to	0.80%	7.13%	to	8.00%
PIMCO Total Return Portfolio – Advisor Class
2014 ‡	4,661	1.57	to	1.69	7,398	2.03%	-	to	0.80%	3.34%	to	4.17%
2013 ‡	6,372	1.52	to	1.62	9,781	2.09%	-	to	0.80%	(2.84%)	to	(2.06%)
2012 ‡	7,204	1.57	to	1.65	11,367	2.49%	-	to	0.80%	8.61%	to	9.49%
2011 ‡	7,847	1.44#	to	1.51	11,432	2.53%	-	to	0.80%	2.68%#	to	3.50%
2010 ‡	8,799	1.40#	to	1.46	12,454	2.32%	-	to	0.80%	7.14%	to	8.00%
Rydex Inverse Government Long Bond Strategy Fund
2014	97	0.35	to	0.38	35	-	-	to	0.80%	(25.51%)	to	(24.91%)
2013	110	0.46	to	0.51	53	-	-	to	0.80%	14.34%	to	15.26%
2012	112	0.41	to	0.44	47	-	-	to	0.80%	(6.95%)	to	(6.19%)
2011	132	0.44	to	0.47	59	-	-	to	0.80%	(30.99%)	to	(30.44%)#
2010	166	0.63	to	0.67	108	-	-	to	0.80%	(13.51%)	to	(12.81%)#
Rydex Nova Fund
2014	57	2.53	to	2.78	145	0.07%	-	to	0.80%	17.64%	to	18.59%
2013	84	2.15	to	2.34	181	0.10%	-	to	0.80%	47.80%	to	48.99%
2012 ‡	106	1.46	to	1.57	154	-	-	to	0.80%	21.27%	to	22.25%
2011	111	1.20	to	1.29	133	0.05%	-	to	0.80%	(1.96%)	to	(1.17%)
2010	125	1.23	to	1.30	154	0.20%	-	to	0.80%	19.01%	to	19.96%
Sentinel Variable Products Balanced Fund
2014 ‡	400	1.48	to	1.51	596	1.55%	0.25%	to	0.80%	6.95%	to	7.54%
2013	476	1.39	to	1.46	661	1.60%	-	to	0.80%	17.93%	to	18.88%
2012 ‡	500	1.18	to	1.23	589	2.04%	-	to	0.80%	10.55%	to	11.44%
2011 ‡	464	1.06	to	1.10	494	2.14%	-	to	0.80%	3.22%#	to	4.05%#
2010	553	1.03	to	1.06	570	1.78%	-	to	0.80%	11.30%	to	12.19%
Sentinel Variable Products Bond Fund
2014 ‡	2,027	1.41	to	1.49	2,876	3.52%	-	to	0.80%	3.18%	to	4.01%
2013 ‡	1,152	1.36	to	1.43	1,578	3.19%	-	to	0.80%	(1.13%)	to	(0.33%)
2012	1,232	1.38	to	1.44	1,704	2.82%	-	to	0.80%	5.68%	to	6.53%
2011 ‡	1,393	1.31	to	1.35	1,822	3.42%	-	to	0.80%	6.19%#	to	7.05%
2010 ‡	1,507	1.23	to	1.26	1,858	1.77%	-	to	0.80%	6.47%#	to	7.33%
Sentinel Variable Products Common Stock Fund
2014	4,001	1.64	to	1.83	6,600	1.67%	-	to	0.80%	9.46%	to	10.34%
2013 ‡	4,420	1.50	to	1.66	6,645	1.54%	-	to	0.80%	30.67%	to	31.73%
2012 ‡	4,929	1.15	to	1.26	5,672	1.83%	-	to	0.80%	14.18%	to	15.10%
2011 ‡	4,897	1.00	to	1.09	4,926	1.52%	-	to	0.80%	1.28%#	to	2.10%
2010	5,584	0.99	to	1.07	5,540	1.33%	-	to	0.80%	14.87%	to	15.80%
Sentinel Variable Products Mid Cap Fund
2014	1,128	1.43	to	1.52	1,631	0.43%	-	to	0.80%	3.79%	to	4.63%
2013 ‡, 7	1,184	1.38	to	1.45	1,638	0.11%	-	to	0.80%	31.26%	to	32.32%
2012 ‡	1,124	1.05	to	1.10	1,183	0.20%	-	to	0.80%	11.44%	to	12.34%
2011 ‡	1,257	0.94	to	0.98	1,190	0.01%	-	to	0.80%	2.80%#	to	3.62%
2010 ‡	980	0.92#	to	0.94	903	0.05%	-	to	0.80%	22.53%	to	23.51%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Sentinel Variable Products Small Company Fund
2014	1,386	1.67	to	1.95	2,332	0.52%	-	to	0.80%	5.83%	to	6.68%
2013 ‡	1,308	1.58	to	1.83	2,076	0.13%	-	to	0.80%	33.64%	to	34.72%
2012 ‡	1,444	1.18	to	1.36	1,713	0.48%	-	to	0.80%	10.55%	to	11.44%
2011 ‡	1,320	1.07	to	1.22	1,415	-	-	to	0.80%	2.19%#	to	3.02%
2010	1,662	1.05	to	1.18	1,744	0.06%	-	to	0.80%	22.75%	to	23.74%
Templeton Developing Markets VIP Fund – Class 2
2014 ‡	1,657	2.96	to	3.11	4,950	1.50%	-	to	0.80%	(9.12%)	to	(8.39%)
2013 ‡	1,699	3.26	to	3.39	5,556	1.94%	-	to	0.80%	(1.71%)	to	(0.92%)
2012 ‡	1,759	3.32	to	3.42	5,844	1.39%	-	to	0.80%	12.25%	to	13.16%
2011 ‡	2,065	2.95#	to	3.02	6,102	0.95%	-	to	0.80%	(16.53%)	to	(15.86%)#
2010 ‡	2,246	3.54#	to	0.97#	7,950	1.56%	-	to	0.80%	16.65%	to	17.59%
Templeton Foreign VIP Fund – Class 2
2014	5,996	1.74	to	1.78	10,918	1.84%	-	to	0.80%	(11.84%)	to	(11.13%)
2013 ‡	6,146	1.97	to	2.00	12,642	2.38%	-	to	0.80%	21.99%	to	22.97%
2012 ‡	6,654	1.62	to	1.63	11,216	3.03%	-	to	0.80%	17.28%	to	18.23%
2011 ‡	7,998	1.38#	to	1.38#	11,511	1.72%	-	to	0.80%	(11.35%)#	to	(10.63%)
2010 ‡	9,561	1.55#	to	1.54#	15,479	1.90%	-	to	0.80%	7.54%	to	8.41%
Templeton Growth VIP Fund – Class 2
2014	4,308	2.35	to	1.96	9,997	1.36%	-	to	0.80%	(3.59%)	to	(2.81%)
2013 ‡	4,572	2.44	to	2.01	10,964	2.67%	-	to	0.80%	29.77%	to	30.82%
2012 ‡	5,034	1.88	to	1.54	9,282	2.06%	-	to	0.80%	20.10%	to	21.07%
2011 ‡	5,911	1.56#	to	1.27#	9,066	1.34%	-	to	0.80%	(7.72%)#	to	(6.97%)
2010 ‡	6,392	1.70#	to	1.37#	10,626	1.37%	-	to	0.80%	6.53%	to	7.39%
Virtus Capital Growth Series – Class A Shares
2014	20,324	5.46	to	1.44	108,630	0.06%	-	to	0.80%	10.84%	to	11.73%
2013	21,980	4.92	to	1.29	105,694	0.33%	-	to	0.80%	28.40%	to	29.44%
2012 ‡	24,267	3.84	to	0.99	90,601	0.57%	-	to	0.80%	12.85%	to	13.76%
2011 ‡	27,171	3.40#	to	0.87#	89,816	0.05%	-	to	0.80%	(5.36%)#	to	(4.60%)
2010 ‡	30,500	3.59#	to	0.63#	106,658	0.42%	-	to	0.80%	13.96%#	to	14.88%#
Virtus Growth & Income Series – Class A Shares
2014	26,228	2.13	to	2.23	57,879	0.93%	-	to	0.80%	8.76%	to	9.64%
2013	28,925	1.96	to	2.04	58,422	0.85%	-	to	0.80%	30.75%	to	31.81%
2012 ‡	32,821	1.50	to	1.54	50,568	0.87%	-	to	0.80%	13.85%	to	14.77%
2011 ‡	39,334	1.32#	to	1.35#	53,163	0.69%	-	to	0.80%	(2.45%)#	to	(1.66%)#
2010 ‡	48,046	1.35#	to	1.37#	66,305	1.18%	-	to	0.80%	11.93%#	to	12.83%
Virtus International Series – Class A Shares
2014	11,696	4.40	to	2.06	49,722	3.74%	-	to	0.80%	(4.67%)	to	(3.90%)
2013	12,622	4.61	to	2.14	56,149	2.13%	-	to	0.80%	6.92%	to	7.78%
2012 ‡	14,352	4.31	to	1.99	59,418	2.72%	-	to	0.80%	15.58%	to	16.52%
2011 ‡	16,369	3.73#	to	1.71#	58,195	2.57%	-	to	0.80%	(5.34%)#	to	(4.57%)
2010 ‡	18,714	3.94#	to	1.79#	70,185	2.42%	-	to	0.80%	12.57%	to	13.47%
Virtus Multi-Sector Fixed Income Series – Class A Shares
2014	6,286	5.63	to	2.64	33,049	4.78%	-	to	0.80%	1.09%	to	1.90%
2013	7,020	5.57	to	2.59	36,294	5.44%	-	to	0.80%	1.43%	to	2.25%
2012 ‡	8,018	5.49	to	2.53	40,653	6.19%	-	to	0.80%	13.77%	to	14.69%
2011 ‡	9,102	4.83#	to	2.21#	40,442	6.58%	-	to	0.80%	2.17%#	to	2.99%
2010 ‡	10,524	4.73#	to	2.14#	45,985	7.42%	-	to	0.80%	13.44%	to	14.36%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Virtus Real Estate Securities Series – Class A Shares
2014	3,230	7.84	to	5.49	24,552	1.14%	-	to	0.80%	30.57%	to	31.62%
2013 ‡	3,461	6.01	to	4.17	20,022	1.47%	-	to	0.80%	0.09%	to	0.90%
2012 ‡	3,805	6.00	to	4.14	21,938	0.98%	-	to	0.80%	16.04%	to	16.98%
2011 ‡	4,295	5.17#	to	3.54#	21,229	0.70%	-	to	0.80%	8.99%#	to	9.87%
2010 ‡	4,830	4.75#	to	3.22#	21,926	1.91%	-	to	0.80%	26.98%	to	28.00%
Virtus Small-Cap Growth Series – Class A Shares
2014	8,872	3.38	to	3.74	30,274	-	-	to	0.80%	4.66%	to	5.50%
2013 ‡	9,947	3.23	to	3.54	32,326	0.28%	-	to	0.80%	39.08%	to	40.20%
2012 ‡	11,360	2.32	to	2.53	26,500	0.19%	-	to	0.80%	10.91%	to	11.81%
2011 ‡	13,319	2.10#	to	2.26	28,019	-	-	to	0.80%	15.66%#	to	16.59%
2010 ‡	15,968	1.81#	to	1.94	29,053	-	-	to	0.80%	12.63%#	to	13.53%
Virtus Small-Cap Value Series – Class A Shares
2014	9,380	2.93	to	3.06	29,147	0.60%	-	to	0.80%	1.02%	to	1.83%
2013 ‡	10,488	2.90	to	3.00	32,172	0.58%	-	to	0.80%	39.64%	to	40.77%
2012 ‡	11,745	2.08	to	2.13	25,755	2.18%	-	to	0.80%	7.27%	to	8.13%
2011 ‡	14,434	1.94#	to	1.94#	29,457	0.78%	-	to	0.80%	3.70%#	to	4.54%#
2010 ‡	17,631	1.87#	to	1.89#	34,645	0.98%	-	to	0.80%	16.46%#	to	17.40%
Virtus Strategic Allocation Series – Class A Shares
2014	6,245	7.13	to	2.18	43,300	2.13%	-	to	0.80%	6.65%	to	7.51%
2013	6,861	6.69	to	2.03	44,185	1.92%	-	to	0.80%	17.05%	to	17.99%
2012 ‡	7,719	5.71	to	1.72	42,002	2.29%	-	to	0.80%	12.51%	to	13.42%
2011 ‡	8,858	5.08#	to	1.52#	42,417	2.23%	-	to	0.80%	1.10%#	to	1.91%
2010 ‡	9,811	5.02#	to	1.49#	47,047	2.81%	-	to	0.80%	12.29%	to	13.20%
Wanger International
2014	6,004	5.25	to	3.11	30,944	1.44%	-	to	0.80%	(5.17%)	to	(4.40%)
2013 ‡	6,578	5.53	to	3.26	35,584	2.62%	-	to	0.80%	21.39%	to	22.37%
2012 ‡	7,354	4.56	to	2.66	32,678	1.20%	-	to	0.80%	20.59%	to	21.56%
2011 ‡	8,683	3.78#	to	2.19#	31,837	4.75%	-	to	0.80%	(15.30%)	to	(14.62%)#
2010 ‡	10,122	4.46#	to	2.82#	43,693	2.43%	-	to	0.80%	23.92%	to	24.92%
Wanger International Select
2014	2,049	3.13	to	2.60	6,900	1.41%	-	to	0.80%	(7.70%)	to	(6.96%)
2013 ‡	2,075	3.39	to	2.80	7,577	5.92%	-	to	0.80%	13.13%	to	14.04%
2012 ‡	2,333	3.00	to	2.45	7,529	1.08%	-	to	0.80%	21.02%	to	22.00%
2011 ‡	2,979	2.48#	to	2.01#	7,740	1.47%	-	to	0.80%	(10.83%)#	to	(10.11%)
2010 ‡	3,225	2.78#	to	2.24#	9,523	1.31%	-	to	0.80%	21.11%	to	22.09%
Wanger Select
2014	2,295	3.52	to	3.42	9,062	-	-	to	0.80%	2.32%	to	3.14%
2013 ‡	2,771	3.44	to	3.32	10,538	0.28%	-	to	0.80%	33.50%	to	34.58%
2012 ‡	3,166	2.57	to	2.46	9,048	0.40%	-	to	0.80%	17.51%	to	18.46%
2011 ‡	3,945	2.19#	to	2.08#	9,503	2.17%	-	to	0.80%	(18.34%)	to	(17.68%)#
2010 ‡	4,518	2.68#	to	2.53#	13,524	0.56%	-	to	0.80%	25.55%	to	26.57%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger USA
2014 ‡	8,833	4.95	to	3.62	43,603	-	-	to	0.80%	3.95%	to	4.78%
2013 ‡	9,934	4.76	to	3.45	46,982	0.14%	-	to	0.80%	32.68%	to	33.75%
2012 ‡	11,156	3.59	to	2.58	39,563	0.31%	-	to	0.80%	19.05%	to	20.02%
2011 ‡	13,216	3.02#	to	2.15#	39,000	-	-	to	0.80%	(4.26%)#	to	(3.49%)
2010 ‡	15,567	3.15#	to	2.23#	48,177	-	-	to	0.80%	22.37%	to	23.35%

*Amount is less than 0.005%.
‡For the noted Fund, a unit value and/or total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.
#This represents a prior period number that has been restated due to an error. During the preparation of the 2012 financial statements, Phoenix Life discovered errors in the unit value and total return financial highlight disclosures for the investment option for the years in the 2010—2011 period identified. In prior periods, the unit value and total return ranges were shown regardless of their relationship with the expense ratio presented. Accordingly, in 2012, Phoenix Life restated these unit values and total return ranges to correspond correctly to the lowest or highest expense ratio reported (as described in note 3 below).
[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of management fees assessed by the Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The unit value and total returns labeled ‘highest’ correspond with the product with the lowest expense ratio. The unit value and total return labeled ‘lowest’ correspond with the product with the highest expense ratio. There may be times that a product and/ or Fund are not active throughout the entire period indicated, in which case, those unit values and/or total returns may fall outside the range presented. Also, there may be times where the product with the lowest expense ratio has a lower unit value and/or total return shown than the product with the highest expense ratio. This can be caused by product and fund offerings starting at different unit values and at different points in time.

[4]From inception January 22, 2010 to December 31, 2010.	[6]From inception April 27, 2012 to December 31, 2012.
[5]From inception November 19, 2010 to December 31, 2010.	[7]From inception February 20, 2013 to December 31, 2013.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6— Related Party Transactions and Charges and Deductions
Related Party Transactions
Phoenix LIfe and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. Phoenix Life is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Saybrus Equity Services, Inc., a broker-dealer subsidiary of Phoenix, distributes Phoenix Life’s products through broker-dealers and other financial intermediaries.
Charges and Deductions
Phoenix Life makes deductions from the contract to compensate us for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate Phoenix Life for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – In accordance with terms of the contracts, Phoenix Life makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage.
Below is a table that summarizes the guaranteed maximum monthly deduction for some of the various plans offered by Phoenix Life:
Plan	Guaranteed Monthly Maximum
Corporate Edge	$10.00
Estate Edge SVUL	Face amounts up to $400,000: $20.00 Face amounts of $400,001 to $1,600,000: $0.05 per $1,000 of face amount Face amounts of greater than $1,600,000: $80.00
Estate Strategies SVUL	$7.50 plus $0.02 per $1,000 of face amount
Executive Benefit VUL	$10.00
Phoenix Benefit Choice VUL	$7.00
Phoenix Executive VUL (V614)	$10.00
Phoenix Executive VUL (08XVUL)	$20.00
Phoenix Flex Edge Success VUL	$10.00
Phoenix Flex Edge VUL	$10.00
Phoenix Individual Edge	$10.00
Joint Edge	$10.00
Phoenix Joint Edge VUL	$10.00
The Phoenix Edge	$10.00
ICAP*	.55% of the daily net asset value of the sub-account on annual basis (policy years 1-8); .20% thereafter
RSVP	$5.00
* ICAP maximum is on an annual basis

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Contract Surrender Charge – In accordance with terms of the contracts, Phoenix charges a deduction for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary.
Cost of Insurance Charge – In accordance with terms of the contracts, Phoenix Life makes monthly deductions for costs of insurance to cover Phoenix Life’s anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.
Monthly Mortality and Expense Risk Charge (“M&E” Fees) – The mortality and expense risk charge is typically deducted daily from contract value allocated to the variable sub-accounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, Phoenix will make either monthly or daily deductions.
All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2014 and 2013 were $50,147,602 and $52,238,891, respectively.
B.    Optional Rider and Benefit Charges
Phoenix Life may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.
C.    Daily M&E and Administrative Fees
As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable sub-accounts. These expenses are included in separate line items “Mortality and Expense Fees” and “Administrative Fees” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. The total aggregate expense for the period ended December 31, 2014 was $5,163,627.
Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for some of the various plans offered by Phoenix Life:
Plan	Guaranteed Annual Maximum
Corporate Edge*	0.90% all years
Estate Edge SVUL	0.80% all years
Estate Strategies SVUL	0.60% all years
Executive Benefit VUL*	0.90% all years
Phoenix Benefit Choice VUL	Years 1-20: 0.50%; Years 21+: 0.30%
Phoenix Executive VUL (V614)*	0.90% all years
Phoenix Executive VUL (08XVUL)*	0.90% all years
Phoenix Flex Edge Success VUL	0.80% all years
Phoenix Flex Edge VUL	0.80% all years
Phoenix Individual Edge	0.80% all years
Joint Edge	0.80% all years
Phoenix Joint Edge VUL	Years 1-20: 0.50%; Years 21+: 0.30%
The Phoenix Edge	0.50% all years
ICAP	Years 1-8: 0.60%; Years 8+: 0.25%
RSVP	0.60% all years
* M&E Fees are assessed monthly
D.    Other Charges
Phoenix Life may deduct other charges depending on the policy terms.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases in the form of additional units and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
Phoenix Life intends that each of the investment options shall comply with the diversification requirements.
Note 9—Other
SEC Cease-and-Desist Order
Phoenix and PHL Variable Insurance Company ("PHL Variable") an affiliate of Phoenix Life, are subject to a SEC Order Instituting Cease-and- Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease- and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Offer”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed Phoenix and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 thereunder. Phoenix and PHL Variable remain subject to these obligations. Pursuant to the Orders, Phoenix and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1,100,000 pursuant to the terms of the Orders.
PLAC has not sold to any new contract owners any SEC related registered life insurance contracts since 2010. Contract owners at that time, however, have been permitted to exercise rights provided by their then existing contracts, including the right to make additional premium payments into these SEC registered annuity and life insurance contracts.
Rating Agency Actions
On January 14, 2014, Moody’s Investor Services withdrew all of its ratings citing insufficient information to monitor the ratings.
On May 20, 2014, Standard & Poor’s Ratings Services placed its ‘B-’, long-term counterparty credit rating on Phoenix and its ‘BB-’ long-term counterparty credit and financial strength ratings on Phoenix and PHL Variable on CreditWatch with negative implications.
On August 12, 2014, Standard & Poor's Ratings Services lowered its financial strength ratings on Phoenix and PHL Variable to 'B+' from 'BB-' and affirmed its 'B-' long-term counterparty credit rating on Phoenix. They removed the ratings from CreditWatch and assigned a negative outlook. They also affirmed Phoenix's long-term counterparty credit rating.
Reference in this report to any credit rating is intended for the limited purposes of discussing or referring to changes in PHL Variable’s credit ratings or aspects of its liquidity or costs of funds.
Such reference cannot be relied on for any other purposes, or used to make any inference concerning future performance, future liquidity or any future credit rating.
Management and Organizational Changes
On August 11, 2014, Phoenix announced the appointment of Ernest McNeill, Jr. as Senior Vice President and Chief Accounting Officer of Phoenix and Phoenix Life, effective August 25, 2014.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
Separate Account Assets and General Account Obligations under Your Contract
Under New York law the Separate Account assets are segregated from the Phoenix Life general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of Phoenix Life. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that Phoenix Life conducts and as such are insulated from the creditors of Phoenix Life.
Guaranteed benefits under the contract, such as interest credited to the GIA, an enhanced death benefit, any living benefits and/or annuitization option payments, or any other guarantees selected by a contract owner to the variable life insurance contract, are paid from Phoenix Life’s general account (“Guaranteed Benefits”). Therefore, any amounts that Phoenix Life may pay under the contract as part of the Guaranteed Benefits are subject to Phoenix Life’s long-term ability to make such payments.
Note 10—Mergers, Liquidations, and Name Changes
A.    Mergers
There were no mergers in 2013 or 2014.
B.    Liquidations
There were no liquidations in 2013 or 2014.
C.    Name Changes
Effective May 1, 2015, the AllianceBernstein VPS Balanced Wealth Strategy Portfolio will be renamed the AB VPS Balanced Wealth Strategy Portfolio.
Effective August 11, 2014, the DWS Equity 500 Index VIP fund was renamed the Deutsche Equity 500 Index VIP fund.
Effective August 11, 2014, the DWS Small Cap Index VIP fund was renamed the Deutsche Small Cap Index VIP fund.
Effective May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund.
Effective May 1, 2014, the Mutual Shares Securities Fund was renamed Franklin Mutual Shares VIP Fund.
Effective May 1, 2014, the Templeton Developing Markets Securities Fund was renamed Templeton Developing Markets VIP Fund.
Effective May 1, 2014, the Templeton Foreign Securities Fund was renamed Templeton Foreign VIP Fund.
Effective May 1, 2014, the Templeton Growth Securities Fund was renamed Templeton Growth VIP Fund.
D.    Other
On January 24, 2014, a 1:5 reverse share split of Rydex VT Inverse Government Long Bond Strategy Fund shares occurred after the close of markets. The fund shares are offered on a split-adjusted basis, after January 27, 2014.
Effective May 1, 2013, the Virtus Variable Insurance Trust assigned share classes to its fund portfolios. Those shares in which the Separate Account invests were designated “Class A Shares.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 11—Subsequent Events
Dividends
On March 19, 2015, Phoenix Life declared a $15.0 million dividend to Phoenix.
Late Filings
On February 6, 2015, Phoenix filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing its inability to file its 2014 Form 10-K on or before the prescribed due date and its expectation that it will be filed within the extension period afforded under Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before March 31, 2015.
Restatement
Phoenix filed a Current Report on Form 8-K with the SEC on February 6, 2015 disclosing that Phoenix’s Audit Committee concluded that Phoenix’s previously issued audited consolidated financial statements for the year ended December 31, 2013 and unaudited interim consolidated financial statements for the three months ended December 31, 2013 included in Phoenix’s Annual Report on Form 10-K for the year ended December 31, 2013 and Phoenix’s previously issued unaudited interim consolidated financial statements for the three months ended June 30, 2014 included in Phoenix’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the SEC should no longer be relied upon and should be restated because of certain material errors identified in such financial statements. In addition, as required by applicable accounting standards, Phoenix adjusted the financial statements for all known errors, some of which were already recorded and disclosed in prior SEC reports as out-of-period adjustments. Phoenix filed its Annual Report on Form 10-K for the year ended December 31, 2014 containing the restated information on March 31, 2015 within the extension period afforded under Rule 12b-25 of the Exchange Act.
Management believes that Phoenix Life will restate the following financial statements and financial information in its audited GAAP financial statements for the year ended December 31, 2014 : (i) the statement of income and comprehensive income, statement of cash flow and statement of changes in stockholders’ equity for the year ended December 31, 2012; and (ii) the statement of income and comprehensive income, balance sheet, statement of cash flow and statement of changes in stockholders’ equity for the year ended December 31, 2013.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Phoenix Life Insurance Company:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of the Phoenix Life Variable Universal Life Account (identified in Note 1) at December 31, 2014, the results of each of their operations for the period then ended, the changes in net assets for the periods then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of Phoenix Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agents, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 1, 2015

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
185 Asylum Street, Suite 2400
Hartford, Connecticut 06103-3404

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
OL4262 © 2014 The Phoenix Companies, Inc.	2-14

Phoenix Life
Insurance Company
(a wholly owned subsidiary of The Phoenix Companies, Inc.)
Consolidated Balance Sheets as of December 31, 2014 and 2013 and
Consolidated Statements of Income and Comprehensive Income,
Cash Flows and Changes in Stockholder’s Equity for the years ended
December 31, 2014, 2013 and 2012

Page

Independent Auditor’s Report	F-3

Consolidated Balance Sheets as of December 31, 2014 and December 31, 2013	F-4

Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 2014, 2013 and 2012	F-5

Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012	F-6 - F-7

Consolidated Statements of Changes in Stockholder’s Equity for the years ended December 31, 2014, 2013 and 2012	F-8

Notes to Consolidated Financial Statements	F-9 - F-83

Independent Auditor’s Report

To the Board of Directors and Stockholder of
Phoenix Life Insurance Company:

We have audited the accompanying consolidated financial statements of Phoenix Life Insurance Company and its subsidiaries (collectively, “the Company”), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of income and comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the consolidated financial statements, the Company has restated its 2013 consolidated financial statements to correct errors.

As discussed in Note 19 to the consolidated financial statements, the Company has significant transactions with its affiliates.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
May 13, 2015

Phoenix Life Insurance Company
Consolidated Balance Sheets

	As of December 31,
($ in millions, except share data)	2014	2013
		As restated
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $11,984.7 and $11,343.1)	$12,689.9	$11,734.8
Available-for-sale equity securities, at fair value (cost of $156.0 and $119.3)	179.5	138.0
Short-term investments	99.8	241.7
Limited partnerships and other investments	539.6	558.1
Policy loans, at unpaid principal balances	2,352.1	2,350.3
Derivative instruments	161.3	228.8
Fair value investments	211.9	192.0
Total investments	16,234.1	15,443.7
Cash and cash equivalents	428.7	455.6
Accrued investment income	176.9	170.7
Reinsurance recoverable	559.1	598.1
Deferred policy acquisition costs	881.0	972.9
Deferred income taxes, net	34.3	69.9
Other assets	312.8	332.1
Discontinued operations assets	45.2	48.9
Separate account assets	3,020.7	3,402.3
Total assets	$21,692.8	$21,494.2

LIABILITIES:
Policy liabilities and accruals	$12,417.7	$12,416.7
Policyholder deposit funds	3,955.0	3,442.6
Dividend obligations	916.9	705.7
Indebtedness	156.2	156.2
Pension and post-employment liabilities	81.2	94.7
Other liabilities	302.0	286.2
Discontinued operations liabilities	40.5	43.5
Separate account liabilities	3,020.7	3,402.3
Total liabilities	20,890.2	20,547.9

COMMITMENTS AND CONTINGENCIES (Notes 20 & 21)

STOCKHOLDER’S EQUITY:
Common stock, $1,000 par value: 10,000 shares outstanding	10.0	10.0
Additional paid-in capital	1,516.8	1,557.8
Accumulated other comprehensive income (loss)	43.0	32.7
Retained earnings (accumulated deficit)	(786.8)	(665.6)
Total Phoenix Life Insurance Company stockholder’s equity	783.0	934.9
Noncontrolling interests	19.6	11.4
Total stockholder’s equity	802.6	946.3
Total liabilities and stockholder’s equity	$21,692.8	$21,494.2

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Consolidated Statements of Income and Comprehensive Income

	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
REVENUES:
Premiums	$332.1	$351.6	$402.3
Fee income	519.1	532.7	544.5
Net investment income	830.9	790.5	828.1
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(7.7)	(7.0)	(50.7)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.4)	(4.8)	22.9
Net OTTI losses recognized in earnings	(8.1)	(11.8)	(27.8)
Net realized investment gains (losses), excluding OTTI losses	(33.7)	24.2	9.0
Net realized investment gains (losses)	(41.8)	12.4	(18.8)
Gain on debt repurchase	—	—	11.9
Total revenues	1,640.3	1,687.2	1,768.0

BENEFITS AND EXPENSES:
Policy benefits	1,119.2	965.1	1,162.4
Policyholder dividends	244.8	235.9	292.1
Policy acquisition cost amortization	123.4	105.8	198.1
Interest expense on indebtedness	12.2	9.1	11.6
Other operating expenses	264.8	243.3	223.4
Total benefits and expenses	1,764.4	1,559.2	1,887.6
Income (loss) from continuing operations before income taxes	(124.1)	128.0	(119.6)
Income tax expense (benefit)	(10.3)	79.1	3.3
Income (loss) from continuing operations	(113.8)	48.9	(122.9)
Income (loss) from discontinued operations, net of income taxes	(3.4)	(2.5)	(14.6)
Net income (loss)	(117.2)	46.4	(137.5)
Less: Net income (loss) attributable to noncontrolling interests	4.0	0.7	0.6
Net income (loss) attributable to Phoenix Life Insurance Company	$(121.2)	$45.7	$(138.1)

COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to Phoenix Life Insurance Company	$(121.2)	$45.7	$(138.1)
Net income (loss) attributable to noncontrolling interests	4.0	0.7	0.6
Net income (loss)	(117.2)	46.4	(137.5)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	68.5	(63.3)	94.8
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	58.2	(20.6)	99.0
Other comprehensive income (loss), net of income taxes	10.3	(42.7)	(4.2)
Comprehensive income (loss)	(106.9)	3.7	(141.7)
Less: Comprehensive income (loss) attributable to noncontrolling interests	4.0	0.7	0.6
Comprehensive income (loss) attributable to Phoenix Life Insurance Company	$(110.9)	$3.0	$(142.3)

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Consolidated Statements of Cash Flows

	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(121.2)	$45.7	$(138.1)
Net realized investment gains / losses	41.1	(16.8)	25.7
Policy acquisition costs deferred	(84.4)	(67.6)	(69.2)
Policy acquisition cost amortization	123.4	105.8	198.1
Amortization and depreciation	6.0	8.2	12.0
Interest credited	151.5	139.0	123.2
Equity in earnings of limited partnerships and other investments	(59.7)	(58.9)	(59.8)
Gain on debt repurchase	—	—	(11.9)
Change in:
Accrued investment income	(108.4)	(86.2)	(122.4)
Deferred income taxes	(22.6)	—	(28.1)
Reinsurance recoverable	39.1	(8.4)	(22.7)
Policy liabilities and accruals	(430.9)	(591.8)	(425.4)
Dividend obligations	72.4	57.1	77.3
Pension and post-employment liabilities	(13.5)	(13.5)	(17.5)
Impact of operating activities of consolidated investment entities, net	(33.8)	(2.1)	(11.8)
Other operating activities, net	76.2	18.5	(21.6)
Cash provided by (used) for operating activities	(364.8)	(471.0)	(492.2)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(2,272.6)	(2,460.7)	(1,792.0)
Available-for-sale equity securities	(53.6)	(59.6)	(10.9)
Short-term investments	(1,205.1)	(980.3)	(1,549.1)
Derivative instruments	(62.7)	(101.9)	(50.8)
Fair value and other investments	(2.7)	(27.0)	(38.7)
Sales, repayments and maturities of:
Available-for-sale debt securities	1,646.8	2,129.7	1,868.4
Available-for-sale equity securities	21.4	13.4	22.4
Short-term investments	1,346.5	1,344.5	1,183.8
Derivative instruments	96.2	49.5	26.7
Fair value and other investments	23.8	26.6	49.3
Contributions to limited partnerships and limited liability corporations	(84.2)	(72.4)	(101.8)
Distributions from limited partnerships and limited liability corporations	157.1	146.8	138.4
Policy loans, net	78.0	80.8	126.5
Impact of investing activities of consolidated investment entities, net	—	—	—
Other investing activities, net	(8.9)	(10.4)	(8.7)
Cash provided by (used for) investing activities	(320.0)	79.0	(136.5)

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Consolidated Statements of Cash Flows

(Continued from previous page)	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
FINANCING ACTIVITIES:
Policyholder deposits	1,457.2	1,355.0	1,597.4
Policyholder withdrawals	(1,200.6)	(1,140.4)	(1,138.8)
Net transfers (to) from separate accounts	439.4	412.9	379.8
Return of capital	(56.0)	(74.2)	(71.8)
Capital contribution from parent	15.0	45.0	—
Debt issuance	—	30.0	—
Impact of financing activities of consolidated investment entities, net	4.1	4.5	1.3
Other financing activities, net	—	—	(36.2)
Cash provided by (used for) financing activities	659.1	632.8	731.7
Change in cash and cash equivalents	(25.7)	240.8	103.0
Change in cash included in discontinued operations assets	(1.2)	(0.7)	2.7
Cash and cash equivalents, beginning of period	455.6	215.5	109.8
Cash and cash equivalents, end of period	$428.7	$455.6	$215.5

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$18.4	$(86.5)	$(25.7)
Interest expense on indebtedness paid	$(9.1)	$(9.1)	$(10.8)

Non-Cash Transactions During the Period
Investment exchanges	$93.3	$98.8	$96.0
Capital contribution-in-kind	$—	$—	$0.3

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company
Consolidated Statements of Changes in Stockholder’s Equity

	For the years ended December 31,
($ in millions, except share data)	2014	2013	2012
		As restated	As revised
COMMON STOCK:
Balance, beginning of period	$10.0	$10.0	$10.0
Balance, end of period	$10.0	$10.0	$10.0

COMMON STOCK ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$1,557.8	$1,586.8	$1,658.3
Capital contribution	15.0	45.0	0.3
Return of capital	(56.0)	(74.0)	(71.8)
Balance, end of period	$1,516.8	$1,557.8	$1,586.8

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$32.7	$75.4	$79.6
Other comprehensive income (loss)	10.3	(42.7)	(4.2)
Balance, end of period	$43.0	$32.7	$75.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(665.6)	$(711.3)	$(573.2)
Net income (loss)	(121.2)	45.7	(138.1)
Balance, end of period	$(786.8)	$(665.6)	$(711.3)

TOTAL STOCKHOLDER’S EQUITY ATTRIBUTABLE TO PHOENIX LIFE INSURANCE COMPANY
Balance, beginning of period	$934.9	$960.9	$1,174.7
Change in stockholder’s equity attributable to Phoenix Life Insurance Company	(151.9)	(26.0)	(213.8)
Balance, end of period	$783.0	$934.9	$960.9

NONCONTROLLING INTERESTS:
Balance, beginning of period	$11.4	$6.2	$2.3
Change in noncontrolling interests	8.2	5.2	3.9
Balance, end of period	$19.6	$11.4	$6.2

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$946.3	$967.1	$1,177.0
Change in stockholder’s equity	(143.7)	(20.8)	(209.9)
Balance, end of period	$802.6	$946.3	$967.1

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements
($ in millions)
For the years ended December 31, 2014, 2013 and 2012

1.    Organization and Description of Business

Phoenix Life Insurance Company and its subsidiaries (together, “we,” “our,” “us,” the “Company” or “Phoenix Life”) offer life insurance and annuity products. We are a wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX” or “Phoenix”), a New York Stock Exchange listed company. Our consolidated financial statements include the results of our closed block of business created at the time of demutualization. Saybrus Partners, Inc. (“Saybrus”), an affiliate, provides dedicated life insurance and other consulting services to financial advisors in partner companies, as well as support for sales of our product line through independent distribution organizations.

2.	Restatement and Revision of Previously Reported Financial Information

During the Company’s annual assumption review (or “Unlock”) which was performed in the fourth quarter of 2014, management observed results in the Company’s Universal Life (“UL”) business that did not align with its expectations and, upon further investigation, determined that certain components of the 2013 Unlock contained errors which were determined to be material to the year ended December 31, 2013. As a result of these errors and in accordance with ASC 250, “Accounting Changes and Error Corrections,” the Company is required to record all out-of-period errors, whether or not previously identified, in the period to which they relate. Accordingly, the Company has restated its financial statements for the year ended December 31, 2013 and revised its financial statements for other prior periods presented.

The Company has classified the correction of errors into two categories (i) UL Unlock and (ii) Other Adjustments as detailed more fully below:

UL Unlock

In accordance with U.S. GAAP and our accounting policy, the Company performs an annual assumption review where management makes a determination of the best estimate assumptions to be used based on a comprehensive review of recent experience studies and industry trends each year. In 2013, the Company revised a number of assumptions, the most significant of which resulted in changes to expected premium persistency and incorporation of mortality improvement in its UL business. The incorporation of these changes resulted in manual updates to various models for which certain errors were subsequently identified in the course of performing analysis between the fourth quarter of 2014 and the prior period results. These errors related to inappropriate implementation of data used in the calculation of certain product features which then resulted in the incorrect calculation of the ultimate impact of the Unlock for 2013.

Other Adjustments

Amounts primarily relate to various out-of-period errors identified which were previously determined not to be material individually or in the aggregate. The Company considered the impacts of each of these errors, many of which were previously identified and recorded as out-of-period adjustments, as well as subsequently identified errors both individually and in the aggregate during the course of this restatement and concluded that none were significant for individual categorization herein.

The impact of the correction of these errors on the consolidated financial statements is presented in the following tables within this Note below.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions, except share data)	Consolidated Balance Sheet As of December 31, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments		As restated
ASSETS:
Available-for-sale debt securities, at fair value	$11,811.9	$—	$(77.1)	[1]	$11,734.8
Available-for-sale equity securities, at fair value	61.8	—	76.2	[1]	138.0
Short-term investments	241.7	—	—		241.7
Limited partnerships and other investments	558.8	—	(0.7)		558.1
Policy loans, at unpaid principal balances	2,350.3	—	—		2,350.3
Derivative instruments	243.1	—	(14.3)		228.8
Fair value investments	187.6	—	4.4		192.0
Total investments	15,455.2	—	(11.5)		15,443.7
Cash and cash equivalents	455.6	—	—		455.6
Accrued investment income	170.7	—	—		170.7
Reinsurance recoverable	603.3	(4.3)	(0.9)		598.1
Deferred policy acquisition costs	965.7	7.8	(0.6)		972.9
Deferred income taxes, net	69.9	—	—		69.9
Other assets [2]	310.8	0.1	21.2		332.1
Discontinued operations assets	43.6	—	5.3		48.9
Separate account assets	3,402.3	—	—		3,402.3
Total assets	$21,477.1	$3.6	$13.5		$21,494.2

LIABILITIES:
Policy liabilities and accruals	$12,437.8	$(15.9)	$(5.2)		$12,416.7
Policyholder deposit funds	3,429.7	—	12.9		3,442.6
Dividend obligations	705.9	—	(0.2)		705.7
Indebtedness	156.2	—	—		156.2
Pension and post-employment liabilities	94.7	—	—		94.7
Other liabilities	282.1	—	4.1		286.2
Discontinued operations liabilities	37.9	—	5.6		43.5
Separate account liabilities	3,402.3	—	—		3,402.3
Total liabilities	20,546.6	(15.9)	17.2		20,547.9

COMMITMENTS AND CONTINGENCIES (Notes 20 & 21)

STOCKHOLDER’S EQUITY:
Common stock, $1,000 par value: 10,000 shares outstanding	10.0	—	—		10.0
Additional paid-in capital	1,557.8	—	—		1,557.8
Accumulated other comprehensive income (loss)	37.9	0.3	(5.5)		32.7
Retained earnings (accumulated deficit)	(685.5)	19.2	0.7		(665.6)
Total Phoenix Life Insurance Company stockholder’s equity	920.2	19.5	(4.8)		934.9
Noncontrolling interests	10.3	—	1.1		11.4
Total stockholder’s equity	930.5	19.5	(3.7)		946.3
Total liabilities and stockholder’s equity	$21,477.1	$3.6	$13.5		$21,494.2
———————

[1]	Included within Other Adjustments is a reclassification of $76.2 million to reflect perpetual preferred stock securities as available-for-sale equity securities.

[2]	Includes receivables which were previously disclosed as a separate line item in the 2013 GAAP Financial Statements.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Income and Comprehensive Income As of and for the year ended December 31, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As restated
REVENUES:
Premiums	$351.6	$—	$—	$351.6
Fee income	533.6	(0.9)	—	532.7
Net investment income	787.3	—	3.2	790.5
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(7.5)	—	0.5	(7.0)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(4.8)	—	—	(4.8)
Net OTTI losses recognized in earnings	(12.3)	—	0.5	(11.8)
Net realized investment gains (losses), excluding OTTI losses	30.0	—	(5.8)	24.2
Net realized investment gains (losses)	17.7	—	(5.3)	12.4
Gain on debt repurchase	—	—	—	—
Total revenues	1,690.2	(0.9)	(2.1)	1,687.2

BENEFITS AND EXPENSES:
Policy benefits	981.8	(12.3)	(4.4)	965.1
Policyholder dividends	234.4	—	1.5	235.9
Policy acquisition cost amortization	117.6	(7.7)	(4.1)	105.8
Interest expense on indebtedness	9.1	—	—	9.1
Other operating expenses	241.4	(0.1)	2.0	243.3
Total benefits and expenses	1,584.3	(20.1)	(5.0)	1,559.2
Income (loss) from continuing operations before income taxes	105.9	19.2	2.9	128.0
Income tax expense (benefit)	82.6	—	(3.5)	79.1
Income (loss) from continuing operations	23.3	19.2	6.4	48.9
Income (loss) from discontinued operations, net of income taxes	(2.2)	—	(0.3)	(2.5)
Net income (loss)	21.1	19.2	6.1	46.4
Less: Net income (loss) attributable to noncontrolling interests	(0.4)	—	1.1	0.7
Net income (loss) attributable to Phoenix Life Insurance Company	$21.5	$19.2	$5.0	$45.7

COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to Phoenix Life Insurance Company	$21.5	$19.2	$5.0	$45.7
Net income (loss) attributable to noncontrolling interests	(0.4)	—	1.1	0.7
Net income (loss)	21.1	19.2	6.1	46.4
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(56.4)	0.3	(7.2)	(63.3)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(20.7)	—	0.1	(20.6)
Other comprehensive income (loss), net of income taxes	(35.7)	0.3	(7.3)	(42.7)
Comprehensive income (loss)	(14.6)	19.5	(1.2)	3.7
Less: Comprehensive income (loss) attributable to noncontrolling interests	(0.4)	—	1.1	0.7
Comprehensive income (loss) attributable to Phoenix Life Insurance Company	$(14.2)	$19.5	$(2.3)	$3.0

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Income and Comprehensive Income As of and for the year ended December 31, 2012
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$402.3	$—	$—	$402.3
Fee income	544.7	—	(0.2)	544.5
Net investment income	829.9	—	(1.8)	828.1
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(51.6)	—	0.9	(50.7)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	22.9	—	—	22.9
Net OTTI losses recognized in earnings	(28.7)	—	0.9	(27.8)
Net realized investment gains (losses), excluding OTTI losses	16.2	—	(7.2)	9.0
Net realized investment gains (losses)	(12.5)	—	(6.3)	(18.8)
Gain on debt repurchase	11.9	—	—	11.9
Total revenues	1,776.3	—	(8.3)	1,768.0

BENEFITS AND EXPENSES:
Policy benefits	1,168.5	—	(6.1)	1,162.4
Policyholder dividends	292.4	—	(0.3)	292.1
Policy acquisition cost amortization	202.1	—	(4.0)	198.1
Interest expense on indebtedness	11.6	—	—	11.6
Other operating expenses	224.5	—	(1.1)	223.4
Total benefits and expenses	1,899.1	—	(11.5)	1,887.6
Income (loss) from continuing operations before income taxes	(122.8)	—	3.2	(119.6)
Income tax expense (benefit)	3.8	—	(0.5)	3.3
Income (loss) from continuing operations	(126.6)	—	3.7	(122.9)
Income (loss) from discontinued operations, net of income taxes	(14.6)	—	—	(14.6)
Net income (loss)	(141.2)	—	3.7	(137.5)
Less: Net income (loss) attributable to noncontrolling interests	0.6	—	—	0.6
Net income (loss) attributable to Phoenix Life Insurance Company	$(141.8)	$—	$3.7	$(138.1)

COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to Phoenix Life Insurance Company	$(141.8)	$—	$3.7	$(138.1)
Net income (loss) attributable to noncontrolling interests	0.6	—	—	0.6
Net income (loss)	(141.2)	—	3.7	(137.5)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	93.6	—	1.2	94.8
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	98.4	—	0.6	99.0
Other comprehensive income (loss), net of income taxes	(4.8)	—	0.6	(4.2)
Comprehensive income (loss)	(146.0)	—	4.3	(141.7)
Less: Comprehensive income (loss) attributable to noncontrolling interests	0.6	—	—	0.6
Comprehensive income (loss) attributable to Phoenix Life Insurance Company	$(146.6)	$—	$4.3	$(142.3)

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Cash Flows As of and for the year ended December 31, 2013
	As reported	Correction of errors		As restated
OPERATING ACTIVITIES:
Net income (loss)	$21.5	$24.2		$45.7
Net realized investment (gains) losses	(22.1)	5.3		(16.8)
Policy acquisition costs deferred	(66.7)	(0.9)		(67.6)
Policy acquisition cost amortization	117.6	(11.8)		105.8
Amortization and depreciation	8.2	—		8.2
Interest credited	139.0	—		139.0
Equity in earnings of limited partnerships and other investments	(55.3)	(3.6)		(58.9)
Gain on debt repurchase	—	—		—
Change in:
Accrued investment income	(86.7)	0.5		(86.2)
Deferred income taxes	0.3	(0.3)		—
Reinsurance recoverable	(21.2)	12.8		(8.4)
Policy liabilities and accruals	(563.3)	(28.5)		(591.8)
Dividend obligations	54.2	2.9		57.1
Post-employment benefit liability	(13.5)	—		(13.5)
Impact of operating activities of consolidated investment entities, net	(3.2)	1.1		(2.1)
Other operating activities, net [1]	20.2	(1.7)		18.5
Cash provided by (used for) operating activities	(471.0)	—		(471.0)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(2,501.1)	40.4	[2]	(2,460.7)
Available-for-sale equity securities	(19.2)	(40.4)	[2]	(59.6)
Short-term investments	(980.3)	—		(980.3)
Derivative instruments	(101.9)	—		(101.9)
Fair value and other investments	(27.0)	—		(27.0)
Sales, repayments and maturities of:
Available-for-sale debt securities	2,136.2	(6.5)	[2]	2,129.7
Available-for-sale equity securities	6.9	6.5	[2]	13.4
Short-term investments	1,344.5	—		1,344.5
Derivative instruments	49.5	—		49.5
Fair value and other investments	26.6	—		26.6
Contributions to limited partnerships and limited liability corporations	(72.4)	—		(72.4)
Distributions from limited partnerships and limited liability corporations	146.8	—		146.8
Policy loans, net	80.8	—		80.8
Impact of investing activities of consolidated investment entities, net	—	—		—
Other investing activities, net	(10.4)	—		(10.4)
Cash provided by (used for) investing activities	79.0	—		79.0

(Continued on next page)

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

(Continued from previous page) ($ in millions)	Consolidated Statement of Cash Flows As of and for the year ended December 31, 2013
	As reported	Correction of errors	As restated
FINANCING ACTIVITIES:
Policyholder deposit fund deposits	1,355.0	—	1,355.0
Policyholder deposit fund withdrawals	(1,140.4)	—	(1,140.4)
Net transfers (to) from separate accounts	412.9	—	412.9
Return of capital	(74.2)	—	(74.2)
Capital contribution from parent	45.0	—	45.0
Debt issuance	30.0	—	30.0
Impact of financing activities of consolidated investment entities, net	4.5	—	4.5
Other financing activities, net	—	—	—
Cash provided by (used for) financing activities	632.8	—	632.8
Change in cash and cash equivalents	240.8	—	240.8
Change in cash included in discontinued operations assets	(0.7)	—	(0.7)
Cash and cash equivalents, beginning of period	215.5	—	215.5
Cash and cash equivalents, end of period	$455.6	$—	$455.6

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$(86.5)	$—	$(86.5)
Interest expense on indebtedness paid	$(9.1)	$—	$(9.1)

Non-Cash Transactions During the Period
Investment exchanges	$98.8	$—	$98.8
Capital contribution-in-kind	$—	$—	$—
———————

[1]	Includes receivables which were previously disclosed as a separate line item in the 2013 Form 10-K.

[2]	Includes a reclassification to reflect perpetual preferred stock securities as available-for-sale equity securities from available-for-sale debt securities.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Cash Flows As of and for the year ended December 31, 2012
	As reported	Correction of errors		As revised
OPERATING ACTIVITIES:
Net income (loss)	$(141.8)	$3.7		$(138.1)
Net realized investment (gains) losses	19.4	6.3		25.7
Policy acquisition costs deferred	(69.2)	—		(69.2)
Policy acquisition cost amortization	202.1	(4.0)		198.1
Amortization and depreciation	12.0	—		12.0
Interest credited	123.2	—		123.2
Equity in earnings of limited partnerships and other investments	(60.8)	1.0		(59.8)
Gain on debt repurchase	(11.9)	—		(11.9)
Change in:
Accrued investment income	(123.1)	0.7		(122.4)
Deferred income taxes	(27.6)	(0.5)		(28.1)
Reinsurance recoverable	(19.2)	(3.5)		(22.7)
Policy liabilities and accruals	(424.5)	(0.9)		(425.4)
Dividend obligations	80.5	(3.2)		77.3
Post-employment benefit liability	(17.5)	—		(17.5)
Impact of operating activities of consolidated investment entities, net	(11.8)	—		(11.8)
Other operating activities, net [1]	(22.0)	0.4		(21.6)
Cash provided by (used for) operating activities	(492.2)	—		(492.2)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(1,792.0)	—		(1,792.0)
Available-for-sale equity securities	(10.9)	—		(10.9)
Short-term investments	(1,549.1)	—		(1,549.1)
Derivative instruments	(50.8)	—		(50.8)
Fair value and other investments	(38.7)	—		(38.7)
Sales, repayments and maturities of:
Available-for-sale debt securities	1,878.3	(9.9)	[2]	1,868.4
Available-for-sale equity securities	12.5	9.9	[2]	22.4
Short-term investments	1,183.8	—		1,183.8
Derivative instruments	26.7	—		26.7
Fair value and other investments	49.3	—		49.3
Contributions to limited partnerships and limited liability corporations	(101.8)	—		(101.8)
Distributions from limited partnerships and limited liability corporations	138.4	—		138.4
Policy loans, net	126.5	—		126.5
Impact of investing activities of consolidated investment entities, net	—	—		—
Other investing activities, net	(8.7)	—		(8.7)
Cash provided by (used for) investing activities	(136.5)	—		(136.5)

(Continued on next page)

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

(Continued from previous page) ($ in millions)	Consolidated Statement of Cash Flows As of and for the year ended December 31, 2012
	As reported	Correction of errors	As revised
FINANCING ACTIVITIES:
Policyholder deposit fund deposits	1,597.4	—	1,597.4
Policyholder deposit fund withdrawals	(1,138.8)	—	(1,138.8)
Net transfers (to) from separate accounts	379.8	—	379.8
Return of capital	(71.8)	—	(71.8)
Capital contribution from parent	—	—	—
Debt issuance	—	—	—
Impact of financing activities of consolidated investment entities, net	1.3	—	1.3
Other financing activities, net	(36.2)	—	(36.2)
Cash provided by (used for) financing activities	731.7	—	731.7
Change in cash and cash equivalents	103.0	—	103.0
Change in cash included in discontinued operations assets	2.7	—	2.7
Cash and cash equivalents, beginning of period	109.8	—	109.8
Cash and cash equivalents, end of period	$215.5	$—	$215.5

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$(25.7)	$—	$(25.7)
Interest expense on indebtedness paid	$(10.8)	$—	$(10.8)

Non-Cash Transactions During the Period
Investment exchanges	$96.0	$—	$96.0
Capital contribution-in-kind	$—	$0.3	$0.3
———————

[1]	Includes receivables which were previously disclosed as a separate line item in the 2013 Form 10-K.

[2]	Includes a reclassification to reflect perpetual preferred stock securities as available-for-sale equity securities from available-for-sale debt securities.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Changes in Stockholders' Equity As of and for the year ended December 31, 2013
	As reported	Correction of errors	As restated
COMMON STOCK:
Balance, beginning of period	$10.0	$—	$10.0
Balance, end of period	$10.0	$—	$10.0

COMMON STOCK ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$1,586.8	$—	$1,586.8
Capital contribution	45.0	—	45.0
Return of capital	(74.0)	—	(74.0)
Balance, end of period	$1,557.8	$—	$1,557.8

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$73.6	$1.8	$75.4
Other comprehensive income (loss)	(35.7)	(7.0)	(42.7)
Balance, end of period	$37.9	$(5.2)	$32.7

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(707.0)	$(4.3)	$(711.3)
Net income (loss)	21.5	24.2	45.7
Balance, end of period	$(685.5)	$19.9	$(665.6)

TOTAL STOCKHOLDER’S EQUITY ATTRIBUTABLE TO PHOENIX LIFE INSURANCE COMPANY
Balance, beginning of period	$963.4	$(2.5)	$960.9
Change in stockholder’s equity attributable to Phoenix Life Insurance Company	(43.2)	17.2	(26.0)
Balance, end of period	$920.2	$14.7	$934.9

NONCONTROLLING INTERESTS:
Balance, beginning of period	$6.2	$—	$6.2
Change in noncontrolling interests	4.1	1.1	5.2
Balance, end of period	$10.3	$1.1	$11.4

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$969.6	$(2.5)	$967.1
Change in stockholder’s equity	(39.1)	18.3	(20.8)
Stockholder’s equity, end of period	$930.5	$15.8	$946.3

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Changes in Stockholders' Equity As of and for the year ended December 31, 2012
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$10.0	$—	$10.0
Balance, end of period	$10.0	$—	$10.0

COMMON STOCK ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$1,658.3	$—	$1,658.3
Capital contribution	0.3	—	0.3
Return of capital	(71.8)	—	(71.8)
Balance, end of period	$1,586.8	$—	$1,586.8

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$78.4	$1.2	$79.6
Other comprehensive income (loss)	(4.8)	0.6	(4.2)
Balance, end of period	$73.6	$1.8	$75.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(565.2)	$(8.0)	$(573.2)
Net income (loss)	(141.8)	3.7	(138.1)
Balance, end of period	$(707.0)	$(4.3)	$(711.3)

TOTAL STOCKHOLDER’S EQUITY ATTRIBUTABLE TO PHOENIX LIFE INSURANCE COMPANY
Balance, beginning of period	$1,181.5	$(6.8)	$1,174.7
Change in stockholder’s equity attributable to Phoenix Life Insurance Company	(218.1)	4.3	(213.8)
Balance, end of period	$963.4	$(2.5)	$960.9

NONCONTROLLING INTERESTS:
Balance, beginning of period	$2.3	$—	$2.3
Change in noncontrolling interests	3.9	—	3.9
Balance, end of period	$6.2	$—	$6.2

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$1,183.8	$(6.8)	$1,177.0
Change in stockholder’s equity	(214.2)	4.3	(209.9)
Stockholder’s equity, end of period	$969.6	$(2.5)	$967.1
3.    Basis of Presentation and Significant Accounting Policies

We have prepared these consolidated financial statements in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”), which differs materially from the accounting practices prescribed by various insurance regulatory authorities. Our consolidated financial statements include the accounts of the Company and its subsidiaries. Related party balances and transactions have been eliminated in consolidating these financial statements.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Parent company liquidity

As of December 31, 2014, the Company has a risk based capital ratio in excess of 300% of Company Action Level, the highest regulatory threshold.

The Phoenix Companies, Inc. is a holding company and has no operations of its own. Its ability to pay interest and principal on outstanding debt obligations and to pay dividends to shareholders and corporate expenses depends primarily upon the surplus and earnings of the Company and its ability to pay dividends or to advance or repay funds. Payments of dividends and advances or repayment of funds by the Company are restricted by the applicable laws and regulations, including laws establishing minimum solvency and liquidity thresholds. Changes to these laws, the application or implementation of those laws by regulatory agencies or the need for significant additional capital contributions to insurance subsidiaries, including the Company, could constrain the ability of The Phoenix Companies, Inc. to meet its debt obligations and corporate expenses as well as make capital contributions for the benefit of the Company to support our target risk based capital ratios.

Management targets a minimum company action level risk based capital of 225% at PHL Variable Life Insurance Company (“PHL Variable”), a wholly-owned subsidiary. In 2014 and 2013, The Phoenix Companies, Inc. made capital contributions of $15.0 million and $45.0 million, respectively, to the Company for the benefit of PHL Variable. In 2013, PHL Variable issued a $30.0 million surplus note which was purchased by The Phoenix Companies, Inc. The Company has made a guarantee that the PHL Variable’s capital and surplus will be maintained at authorized control level RBC at 250% (125% company action level). PHL Variable may be unable to maintain its RBC at targeted levels. See Note 22, Subsequent Events, for further discussion.

Management believes The Phoenix Companies, Inc. has the capacity to provide additional capital to the Company to support its risk based capital ratios over the Company Action Level and regulatory minimum ratios.

Use of estimates

In preparing these consolidated financial statements in conformity with U.S. GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits (“EGPs”) and estimated gross margins (“EGMs”) used in the valuation and amortization of assets and liabilities associated with universal life and annuity contracts; policyholder liabilities and accruals; valuation of investments in debt and equity securities; limited partnerships and other investments; valuation of deferred tax assets; pension and other post-employment benefits liabilities; and accruals for contingent liabilities. Certain of these estimates are particularly sensitive to market conditions and/or volatility in the debt or equity markets which could have a material impact on the consolidated financial statements. Actual results could differ from these estimates.

Adoption of new accounting standards

Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or Tax Credit Carryforward Exists

In July 2013, the Financial Accounting Standards Board (the “FASB”) issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance was effective for interim or annual reporting periods beginning after December 15, 2013. This new guidance did not have a material impact on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. This new guidance was effective for interim or annual reporting periods beginning after December 15, 2013. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance did not have a material impact on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Obligations Resulting for Joint and Several Liability Agreements for Which the Total Amount of the Obligation is Fixed at the Reporting Date

In February 2013, the FASB issued new guidance regarding liabilities effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This new guidance did not have a material impact on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Accounting standards not yet adopted

Amendments to Consolidation Guidance

In February 2015, the FASB issued updated consolidation guidance. The amendments revise existing guidance for when to consolidate variable interest entities (“VIEs”) and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify consolidation guidance for determining whether limited partnerships are VIEs or voting interest entities. This guidance is effective for years beginning after December 31, 2015, and may be applied fully retrospectively or through a cumulative effect adjustment to retain earnings as of the beginning of the year of adoption. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Income Statement - Extraordinary and Unusual Items

In January 2015, the FASB issued new guidance regarding extraordinary items which eliminates the U.S. GAAP concept of an extraordinary item. As a result, an entity will no longer (1) segregate an extraordinary item from the results of ordinary operations; (2) separately present an extraordinary item on its income statement, net of tax, after income from continuing operations; and (3) disclose income taxes and earnings-per-share data applicable to an extraordinary item. However, the ASU does not affect the reporting and disclosure requirements for an event that is unusual in nature or that occurs infrequently. The ASU is effective for annual periods beginning after December 15, 2015, and interim periods within those annual periods. Early adoption is permitted if the guidance is applied as of the beginning of the annual period of adoption. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Presentation of Financial Statements - Going Concern

In August 2014, the FASB issued guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. The new guidance applies to all entities and is effective for annual periods ending after December 15, 2016, and interim periods thereafter, with early adoption permitted. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Consolidation - Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the FASB issued guidance allowing (i.e., not requiring) a reporting entity to measure the financial assets and financial liabilities of a consolidated collateralized financing entity, within the scope of the new guidance, based on either the fair value of the financial assets or financial liabilities, whichever is more observable (referred to as a “measurement alternative”). The new guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015 for public business entities. Early adoption will be permitted. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Revenue from Contracts with Customers

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

In April 2014, the FASB issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance is effective prospectively to new disposals and new classifications of disposal groups as held for sale that occur within annual periods beginning on or after December 15, 2014 and interim periods within those annual periods. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued. The Company will apply the guidance to new disposals and operations newly classified as held for sale, beginning first quarter of 2015, with no effect on existing reported discontinued operations. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Accounting for Troubled Debt Restructurings by Creditors

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Significant accounting policies

Investments

Debt and Equity Securities

Our debt securities classified as available-for-sale include bonds, structured securities and redeemable preferred stock. These investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are reported on our consolidated balance sheets at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of OCI. Realized investment gains and losses are recognized on a first in first out basis.

Limited Partnerships and Other Investments

Limited partnerships, infrastructure funds, hedge funds and joint venture interests in which we do not have voting control or power to direct activities are recorded using the equity method of accounting. These investments include private equity, mezzanine funds, infrastructure funds, hedge funds of funds and direct equity investments. The equity method of accounting requires that the investment be initially recorded at cost and the carrying amount of the investment subsequently adjusted to recognize our share of the earnings or losses. We record our equity in the earnings in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the timing of the related financial statements. The contributions to and distributions from limited partnerships are classified as investing activities within the statement of cash flows.

The Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for other-than-temporary impairments (“OTTI”) when the carrying value of such investments exceeds the net asset value (“NAV”). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

Other investments also include leveraged lease investments which represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. It further includes investments in life settlement contracts accounted for under the investment method under which the Company recognizes its initial investment in life settlement contracts at the transaction price plus all initial direct external costs. Continuing costs to keep the policy in force comprising mainly life insurance premiums, increase the carrying value of the investment while income on individual life settlement contracts are recognized when the insured dies, at an amount equal to the excess of the contract proceeds over the carrying amount of the contract at that time. Contracts are reviewed annually for indications that the expected future proceeds from the contract would not be sufficient to recover estimated future carrying amount of the contract (current carrying amount for the contract plus anticipated undiscounted future premiums and other capitalizable future costs.) Any such contracts identified are written down to estimated fair value.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above.

The consolidated financial statements include investments in limited partnerships, certain of which qualify as VIEs. We consolidate those limited partnerships which were determined to be VIEs when we are the primary beneficiary.

See Note 8 to these consolidated financial statements for additional information regarding VIEs.

Policy Loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of policy loans are at variable interest rates that are reset annually on the policy anniversary.

Fair Value Instruments

Debt securities held at fair value include securities held for which changes in fair values are recorded in earnings. The securities held at fair value are designated as trading securities, as well as those debt securities for which we have elected the fair value option (“FVO”) and certain available-for-sale structured securities held at fair value. The changes in fair value and any interest income of these securities are reflected in earnings as part of “net investment income.” See Note 12 to these consolidated financial statements for additional disclosures related to these securities.

Derivative Instruments

We recognize derivative instruments on the consolidated balance sheets at fair value. The derivative contracts are reported as assets in derivative instruments or liabilities in other liabilities on the consolidated balance sheets, excluding embedded derivatives. Embedded derivatives, as discussed below, are recorded on the consolidated balance sheets bifurcated from the associated host contract.

The Company economically hedges variability of cash flows to be received or paid related to certain recognized assets and/or liabilities. All changes in the fair value of derivatives, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities. We do not designate the purchased derivatives related to living benefits or index credits as hedges for accounting purposes.

Our derivatives are not designated as hedges for accounting purposes. All changes in the fair value, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities.

Short-Term Investments

Short-term investments include securities with a maturity of one year or less but greater than three months at a time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Net Investment Income

For asset-backed and fixed maturity debt securities, we recognize interest income using a constant effective yield based on estimated cash flow timing and economic lives of the securities. For high credit quality asset-backed securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For asset-backed securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For certain credit impaired asset-backed securities, effective yields are recalculated and adjusted prospectively to reflect significant increases in undiscounted expected future cash flows and changes in the contractual benchmark interest rate on variable rate securities. Any prepayment fees on fixed maturities and mortgage loans are recorded when earned in net investment income. We record the net income from investments in partnerships and joint ventures in net investment income.

Other-Than-Temporary Impairments on Available-For-Sale Securities

We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be an OTTI.

For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in earnings and any amounts related to other factors are recognized in OCI. The credit loss component represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in AOCI. Subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the date of impairment at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. We will continue to estimate the present value of future expected cash flows and, if significantly greater than the new cost basis, we will accrete the difference as investment income on a prospective basis once the Company has determined that the interest income is likely to be collected.

In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to, the following:

•	the extent and the duration of the decline;

•	the reasons for the decline in value (credit event, interest related or market fluctuations);

•	our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery; and

•	the financial condition and near term prospects of the issuer.

An impairment of a debt security, or certain equity securities with debt-like characteristics, is deemed other-than-temporary if:

•	we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•	it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

An equity security impairment is deemed other-than-temporary if:

•	the security has traded at a significant discount to cost for an extended period of time; or

•	we determined we may not realize the full recovery on our investment.

Equity securities are determined to be other-than-temporarily impaired based on management judgment and the consideration of the issuer’s financial condition along with other relevant facts and circumstances. Those securities which have been in a continuous decline for over twelve months and declines in value that are severe and rapid are considered for reasonability of whether the impairment would be temporary. Although there may be sustained losses for over twelve months or losses that are severe and rapid, additional information related to the issuer performance may indicate that such losses are not other-than-temporary.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other-than-temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an OTTI has occurred.

On a quarterly basis, we evaluate securities in an unrealized loss position for potential recognition of an OTTI. In addition, we maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify securities whose fair value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months.

We employ a comprehensive process to determine whether or not a security in an unrealized loss position is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment. The assessment of whether impairments have occurred is based on management’s evaluation of the underlying reasons for the decline in estimated fair value. The Company’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by severity and/or age of the gross unrealized loss. An extended and severe decline in value on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company’s evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to an extended decline in market value and the likelihood such market value decline will recover.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of the future expected cash flows to be collected for the security.

The closed block policyholder dividend obligation, applicable DAC and applicable income taxes, which offset realized investment gains and losses and OTTIs, are each reported separately as components of net income.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with original maturities of three months or less. Negative cash balances are reclassified to other liabilities.

Deferred Policy Acquisition Costs

We defer incremental direct costs related to the successful sale of new or renewal contracts. Incremental direct costs are those costs that result directly from and are essential to the sale of a contract. These costs include principally commissions, underwriting and policy issue expenses, all of which vary with and are primarily related to production of new business.

We amortize DAC based on the related policy’s classification. For individual participating life insurance policies, DAC is amortized in proportion to EGMs arising principally from investment results, mortality, dividends to policyholders and expense margins. For universal life, variable universal life and deferred annuities, DAC is amortized in proportion to EGPs as discussed more fully below. EGPs are also used to amortize other assets and liabilities in the Company’s consolidated balance sheets, such as sales inducement assets (“SIA”) and unearned revenue reserves (“URR”). Components of EGPs are used to determine reserves for universal life and fixed, indexed and variable annuity contracts with death and other insurance benefits such as guaranteed minimum death and guaranteed minimum income benefits. Both EGMs and EGPs are based on historical and anticipated future experience which is updated periodically.

In addition, DAC is adjusted through OCI each period as a result of unrealized gains or losses on securities classified as available-for-sale in a process commonly referred to as shadow accounting. This adjustment is required in order to reflect the impact of these unrealized amounts as if these unrealized amounts had been realized.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

The projection of EGPs and EGMs requires the extensive use of actuarial assumptions, estimates and judgments about the future. Future EGPs and EGMs are generally projected for the estimated lives of the contracts. Assumptions are set separately for each product and are reviewed at least annually based on our current best estimates of future events. The following table summarizes the most significant assumptions used in the categories set forth below:

Significant Assumption	Product	Explanation and Derivation

Separate account investment return	Variable Annuities (7.9% long-term return assumption) Variable Universal Life (8.0% long-term return assumption)
Separate account return assumptions are derived from the long-term returns observed in the asset classes in which the separate accounts are invested. Short-term deviations from the long-term expectations are expected to revert to the long-term assumption over five years.

Interest rates and default rates	Fixed and Indexed Annuities Universal Life Participating Life
Investment returns are based on the current yields and maturities of our fixed income portfolio combined with expected reinvestment rates given current market interest rates. Reinvestment rates are assumed to revert to long-term rates implied by the forward yield curve and long-term default rates. Contractually permitted future changes in credited rates are assumed to help support investment margins.

Mortality / longevity	Universal Life Variable Universal Life Fixed and Indexed Annuities Participating Life
Mortality assumptions are based on Company experience over a rolling five-year period plus supplemental data from industry sources and trends. A mortality improvement assumption is also incorporated into the overall mortality table.These assumptions can vary by issue age, gender, underwriting class and policy duration.

Policyholder behavior – policy persistency	Universal Life Variable Universal Life Variable Annuities Fixed and Indexed Annuities Participating Life
Policy persistency assumptions vary by product and policy year and are updated based on recently observed experience. Policyholders are generally assumed to behave rationally; hence rates are typically lower when surrender penalties are in effect or when policy benefits are more valuable.

Policyholder behavior – premium persistency	Universal Life Variable Universal Life
Future premiums and related fees are projected based on contractual terms, product illustrations at the time of sale and expected policy lapses without value. Assumptions are updated based on recently observed experience and include anticipated changes in behavior based on changes in policy charges if the Company has a high degree of confidence that such changes will be implemented (e.g., change in cost of insurance (“COI”) charges).

Expenses	All products	Projected maintenance expenses to administer policies in force are based on annually updated studies of expenses incurred.

Reinsurance costs / recoveries	Universal Life Variable Universal Life Variable Annuities Participating Life
Projected reinsurance costs are based on treaty terms currently in force. Recoveries are based on the Company’s assumed mortality and treaty terms. Treaty recaptures are based on contract provisions and management’s intentions.

Annually, we complete a comprehensive assumption review where management makes a determination of best estimate assumptions based on a comprehensive review of recent experience and industry trends. Assumption changes resulting from this review may change our estimates of EGPs in the DAC, SIA, and URR models, as well as projections within the death benefit and other insurance benefit reserving models, the profits followed by losses reserve models, and cost of reinsurance models. Throughout the year, we may also update the assumptions and adjust these balances if emerging data indicates a change is warranted. All assumption changes, whether resulting from the annual comprehensive review or from other periodic assessments, are considered an unlock in the period of revision and adjust the DAC, SIA, URR, death and other insurance benefit reserves, profits followed by losses reserve, and cost of reinsurance balances in the consolidated balance sheets with an offsetting benefit or charge to income to reflect such changes in the period of the revision. An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being more favorable than previous estimates. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being less favorable than previous estimates.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Our process to assess the reasonableness of the EGPs uses internally developed models together with consideration of applicable recent experience and analysis of market and industry trends and other events. Actual gross profits that vary from management’s estimates in a given reporting period may also result in increases or decreases in the rate of amortization recorded in the period.

An analysis is performed annually to assess if there are sufficient gross profits to recover the DAC associated with business written during the year. If the estimates of gross profits cannot support the recovery of DAC, the amount deferred is reduced to the recoverable amount.

The Company has updated a number of assumptions that have resulted in changes to expected future gross profits. The most significant assumption updates made over the last several years resulting in a change to future gross profits and the amortization of DAC, SIA and URR, as well as changes in PFBL and guaranteed benefit liabilities, are related to long-term expected mortality improvement; changes in expected premium persistency; changes in expected separate account investment returns due to changes in equity markets; changes in expected future interest rates and default rates based on continued experience and expected interest rate changes; changes in lapses and other policyholder behavior assumptions that are updated to reflect more recent policyholder and industry experience; and changes in expected policy administration expenses.

Sales inducements

The Company currently offers bonus payments to contract owners on certain of its individual life and annuity products. Expenses incurred related to bonus payments are deferred and amortized over the life of the related contracts in a pattern consistent with the amortization of DAC. The Company unlocks the assumptions used in the amortization of the deferred sales inducement assets consistent with the unlock of assumptions used in determining EGPs. Deferred sales inducements are included in other assets on the consolidated balance sheets and amortization of deferred sales inducements is included in other operating expense on the consolidated statements of income and comprehensive income.

Premises and equipment

Premises and equipment, consisting primarily of our main office building, are stated at cost less accumulated depreciation and amortization and are included in other assets. We depreciate the building on the straight-line method over 39 years and equipment on the straight-line method over three to seven years. We amortize leasehold improvements over the terms of the related leases or the useful life of the improvement, whichever is shorter.

Separate account assets and liabilities

Separate account assets related to policyholder funds are carried at fair value with an equivalent amount recorded as separate account liabilities. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract owners for management services are included in revenues when services are rendered.

Policy liabilities and accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to mortality rates guaranteed in calculating the cash surrender values described in such contracts, contractual guaranteed rates of interest which range from 2.3% to 6.0% and morbidity. Participating insurance represented 20.7% and 20.7% of direct individual life insurance in force at December 31, 2014 and 2013, respectively.

Generally, future policy benefits are payable over an extended period of time and related liabilities are calculated recognizing future expected benefits, expenses and premiums. Such liabilities are established based on methods and underlying assumptions in accordance with U.S. GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policyholder behavior, investment returns, inflation, expenses and other contingent events as appropriate. These assumptions are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a cohort basis, as appropriate. If experience is less favorable than assumed, additional liabilities may be established, resulting in a charge to policyholder benefits and claims.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Additional policyholder liabilities for guaranteed benefits on variable annuity and on fixed index annuity contracts are based on estimates of the expected value of benefits in excess of the projected account balance, recognizing the excess over the accumulation period based on total expected assessments. Because these estimates are sensitive to capital market movements, amounts are calculated using multiple future economic scenarios.

Additional policyholder liabilities are established for certain contract features on universal life and variable universal life products that could generate significant reductions to future gross profits (e.g., death benefits when a contract has zero account value and a no-lapse guarantee). The liabilities are accrued over the lifetime of the block based on assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC and are, thus, subject to the same variability and risk. The assumptions of investment performance and volatility for variable and equity index products are consistent with historical experience of the appropriate underlying equity indices.

We expect that our universal life block of business will generate profits followed by losses and therefore we establish an additional liability to accrue for the expected losses over the period of expected profits. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC and are subject to the same variability and risk and the results are very sensitive to interest rates.

The liability for universal life-type contracts primarily includes the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited at rates which range from 3.0% to 4.5%, amounts that have been assessed to compensate us for services to be performed over future periods, accumulated account deposits, withdrawals and any amounts previously assessed against the policyholder that are refundable. There may also be a liability recorded for contracts that include additional death or other insurance benefit features as discussed above.

The Company periodically reviews its estimates of actuarial liabilities for policyholder benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, as well as in the establishment of the related liabilities, result in variances in profit and could result in losses.

Policy liabilities and accruals also include liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. The Company does not establish claim liabilities until a loss has occurred. However, unreported losses and loss adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Embedded derivatives

Certain contracts contain guarantees that are accounted for as embedded derivative instruments. These guarantees are assessed to determine if a separate instrument with the same terms would qualify as a derivative and if they are not clearly and closely related to the economic characteristics of the host contract. Contract guarantees that meet these criteria are reported separately from the host contract and reported at fair value.

The guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum accumulation benefit (“GMAB”) and combination rider (“COMBO”) represent embedded derivative liabilities in the variable annuity contracts. These liabilities are accounted for at fair value within policyholder deposit funds on the consolidated balance sheets with changes in the fair value of embedded derivatives recorded in realized investment gains on the consolidated statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted.

Fixed indexed annuities offer a variety of index options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. The index options represent embedded derivative liabilities accounted for at fair value within policyholder deposit funds on the consolidated balance sheets with changes in fair value recorded in realized investment gains and losses in the consolidated statements of income and comprehensive income. The fair value of these index options is based on the impact of projected interest rates and equity markets and is discounted using the projected interest rate. Several additional inputs reflect our internally developed assumptions related to lapse rates and policyholder behavior.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

See Note 10 to these consolidated financial statements for additional information regarding embedded derivatives.

Policyholder deposit funds

Amounts received as payment for certain deferred annuities and other contracts without life contingencies are reported as deposits to policyholder deposit funds. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract owner as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date as well as accumulated policyholder dividends and the liability representing the fair value of embedded derivatives associated with those contracts.

Contingent liabilities

Management evaluates each contingent matter separately and in aggregate. Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Demutualization and closed block

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of EGMs of closed block policies for the purpose of amortization of DAC.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to shareholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

Revenue recognition

We recognize premiums for participating life insurance products and other life insurance products as revenue when due from policyholders. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts in proportion to EGPs.

Certain variable annuity contracts and fixed index annuity contract riders provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. The fee for these riders is recorded in fee income. These benefits are accounted for as insurance benefits. Certain variable annuity contracts features and fixed index annuity index options are considered embedded derivatives. See Note 10 to these consolidated financial statements for additional information.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance

Premiums, policy benefits and operating expenses related to our traditional life and term insurance policies are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the net estimated cost of reinsurance are recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

For universal life and variable universal life contracts, reinsurance premiums and ceded benefits are reflected net within policy benefits. Reinsurance recoverables are recognized in the same period as the related reinsured claim. The net cost or benefit of reinsurance (the present value of all expected ceded premium payments and expected future benefit payments) is recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

Operating expenses

Operating expenses are recognized on the accrual basis which are allocated to us. Expenses allocated may not be indicative of a standalone company. See Note 19 to these consolidated financial statements for additional information regarding the service agreement.

Income taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest or penalties related to income taxes as a component of the income tax provision.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided at the earlier of when such loss or credit is utilized in the consolidated federal tax return and when the tax attribute would have otherwise expired.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (“IRS”) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

Audit fees and other professional services associated with the Restatement

Professional fees associated with the restatement of our prior period financial statements are recognized and expensed as incurred. The fees associated with the restatement of the 2012 financial statements totaled $22.7 million in 2013. There were no restatement expenses allocated to the Company in 2014.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

4. Reinsurance

We use reinsurance agreements to limit potential losses, reduce exposure to larger risks and provide capital relief with regard to certain reserves.

The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. For business sold prior to December 31, 2010, our retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, our retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies. We also assume reinsurance from other insurers.

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance agreements result in passing all or a portion of the risk to the reinsurer. Under coinsurance agreements on our traditional and term insurance policies, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Under our yearly renewable term agreements, the ceded premium represents a charge for the death benefit coverage.

Effective October 1, 2009, PHL Variable Insurance Company (“PHL Variable”) and Phoenix Life and Annuity Company coinsured all the benefit risks, net of existing reinsurance, on their term insurance business in force.

Trust agreements and irrevocable letters of credit aggregating $45.8 million at December 31, 2014 have been arranged with commercial banks in our favor to collateralize the ceded reserves. This includes $2.8 million of irrevocable letters of credit related to our discontinued group accident and health reinsurance operations.

We assume and cede business related to our discontinued group accident and health reinsurance operations. While we are not writing any new contracts, we are contractually obligated to continue to assume and cede premiums related to existing contracts. See Note 20 to these consolidated financial statements for additional information.

Reinsurance recoverable includes balances due from reinsurers for paid and unpaid losses and is presented net of an allowance for uncollectable reinsurance. The reinsurance recoverable balance is $559.1 million and $598.1 million as of December 31, 2014 and 2013, respectively. Other reinsurance activity is shown below.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

4. Reinsurance (continued)

Direct Business and Reinsurance in Continuing Operations:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Direct premiums	$473.2	$501.8	$565.3
Premiums assumed	9.7	11.8	11.8
Premiums ceded [1]	(150.8)	(162.0)	(174.8)
Premiums	$332.1	$351.6	$402.3
Percentage of amount assumed to net premiums	2.9%	3.4%	2.9%

Direct policy benefits incurred	$785.3	$819.1	$812.9
Policy benefits assumed	42.5	22.7	68.7
Policy benefits ceded	(241.9)	(265.4)	(270.3)
Premiums paid [2]	95.8	83.1	96.9
Policy benefits [3]	$681.7	$659.5	$708.2

Direct life insurance in force	$95,811.4	$102,405.6	$111,682.7
Life insurance in force assumed	1,721.0	1,678.2	1,756.7
Life insurance in force ceded	(58,022.4)	(62,553.8)	(69,674.5)
Life insurance in force	$39,510.0	$41,530.0	$43,764.9
Percentage of amount assumed to net insurance in force	4.4%	4.0%	4.0%
———————

[1]	Primarily represents premiums ceded to reinsurers related to traditional whole life and term insurance policies.

[2]
For universal life and variable universal life contracts, premiums paid to reinsurers are reflected within policy benefits. See Note 3 to these consolidated financial statements for additional information regarding significant accounting policies.

[3]
Policy benefit amounts above exclude changes in reserves, interest credited to policyholders and other items, which total $437.5 million, $305.6 million and $454.2 million, net of reinsurance, for the years ended December 31, 2014, 2013 and 2012, respectively.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to the Company. Since we bear the risk of nonpayment, on a quarterly basis we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. Based on our review of their financial statements, reputation in the reinsurance marketplace and other relevant information, we believe that we have no material exposure to uncollectible life reinsurance. At December 31, 2014, five major reinsurance companies account for approximately 67% of the reinsurance recoverable.

5.    Demutualization and Closed Block

In 1999, we began the process of reorganizing and demutualizing our then principal operating company, Phoenix Home Life. We completed the process in June 2001, when all policyholder membership interests in this mutual company were extinguished and eligible policyholders of the mutual company received shares of PNX common stock, together with cash and policy credits, as compensation. To protect the future dividends of these policyholders, we also established a closed block for their existing policies.

Because closed block liabilities exceed closed block assets, we have a net closed block liability at December 31, 2014 and 2013, respectively. This net liability represents the maximum future earnings contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

5. Demutualization and Closed Block (continued)

Closed Block Assets and Liabilities:	As of December 31,
($ in millions)	2014	2013	Inception
		As restated

Available-for-sale debt securities	$5,877.0	$5,753.4	$4,773.1
Available-for-sale equity securities	91.7	76.5	—
Short-term investments	—	106.9	—
Limited partnerships and other investments	343.4	345.0	399.0
Policy loans	1,159.1	1,201.6	1,380.0
Fair value investments	59.8	42.5	—
Total closed block investments	7,531.0	7,525.9	6,552.1
Cash and cash equivalents	89.6	78.2	—
Accrued investment income	80.7	81.7	106.8
Reinsurance recoverable	19.1	26.8	—
Deferred income taxes, net	290.3	285.4	389.4
Other closed block assets	67.4	58.2	41.4
Total closed block assets	8,078.1	8,056.2	7,089.7
Policy liabilities and accruals	8,058.2	8,258.4	8,301.7
Policyholder dividends payable	201.9	207.8	325.1
Policy dividend obligation	714.8	497.7	—
Other closed block liabilities	48.0	65.9	12.3
Total closed block liabilities	9,022.9	9,029.8	8,639.1
Excess of closed block liabilities over closed block assets [1]	944.8	973.6	$1,549.4
Less: Excess of closed block assets over closed block liabilities attributable to noncontrolling interests	(11.8)	(8.0)
Excess of closed block liabilities over closed block assets attributable to Phoenix Life Insurance Company	$956.6	$981.6
———————

[1]
The maximum future earnings summary to inure to the benefit of the stockholders is represented by the excess of closed block liabilities over closed block assets. All unrealized investment gains (losses), net of income tax, have been allocated to the policyholder dividend obligation.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

5. Demutualization and Closed Block (continued)

Closed Block Revenues and Expenses and Changes in Policyholder Dividend Obligations:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
Closed block revenues
Premiums	$301.8	$317.8	$369.5
Net investment income	411.1	409.6	453.3
Net realized investment gains (losses)	12.8	16.6	9.2
Total revenues	725.7	744.0	832.0
Policy benefits	438.4	464.5	493.8
Other operating expenses	2.7	5.3	3.0
Total benefits and expenses	441.1	469.8	496.8
Closed block contribution to income before dividends and income taxes	284.6	274.2	335.2
Policyholder dividends	(244.6)	(235.7)	(291.8)
Closed block contribution to income before income taxes	40.0	38.5	43.4
Applicable income tax expense	13.3	13.4	15.0
Closed block contribution to income	26.7	25.1	28.4
Less: Closed block contribution to income attributable to noncontrolling interests	2.0	0.3	0.5
Closed block contribution to income attributable to Phoenix Life Insurance Company	$24.7	$24.8	$27.9

Policyholder dividend obligation
Policyholder dividends provided through earnings	$244.6	$235.7	$291.8
Policyholder dividends provided through OCI	138.8	(308.4)	165.7
Additions to (reductions of) policyholder dividend liabilities	383.4	(72.7)	457.5
Policyholder dividends paid	(172.2)	(178.6)	(214.5)
Increase (decrease) in policyholder dividend liabilities	211.2	(251.3)	243.0
Policyholder dividend liabilities, beginning of period	705.5	956.8	713.8
Policyholder dividend liabilities, end of period	916.7	705.5	956.8
Policyholder dividends payable, end of period	(201.9)	(207.8)	(223.8)
Policyholder dividend obligation, end of period	$714.8	$497.7	$733.0

The policyholder dividend obligation includes approximately $277.9 million and $202.1 million, respectively, for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization as of December 31, 2014 and 2013, respectively. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income. As of December 31, 2014 and 2013, the policyholder dividend obligation also includes $436.9 million and $295.6 million, respectively, of net unrealized gains on investments supporting the closed block liabilities.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

Changes in Deferred Policy Acquisition Costs:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$972.9	$917.1	$1,125.7
Policy acquisition costs deferred	84.4	67.6	69.2
Costs amortized to expenses:
Recurring costs	(133.4)	(120.6)	(143.3)
Assumption unlocking	(4.4)	25.4	(55.6)
Realized investment gains (losses)	14.4	(10.6)	0.8
Offsets to net unrealized investment gains or losses included in AOCI	(52.9)	94.0	(79.7)
Balance, end of period	$881.0	$972.9	$917.1

During the years ended December 31, 2014, 2013 and 2012, deferred expenses primarily consisted of third-party commissions related to fixed indexed annuity sales.

7.    Sales Inducements

The balances of and changes in sales inducements as of and for the years ended December 31, are as follows:

Changes in Deferred Sales Inducement Activity:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$77.4	$63.9	$51.2
Sales inducements deferred	17.5	10.6	15.4
Amortization charged to income	(8.0)	(8.5)	(5.7)
Offsets to net unrealized investment gains or losses included in AOCI	(7.5)	11.4	3.0
Balance, end of period	$79.4	$77.4	$63.9

8.    Investing Activities

Debt and equity securities

The following tables present the debt and equity securities available-for-sale by sector held at December 31, 2014 and 2013, respectively. The unrealized loss amounts presented below include the non-credit loss component of OTTI losses. We classify these investments into various sectors in line with industry conventions.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Fair Value and Cost of Securities:	As of December 31, 2014
($ in millions)	Amortized Cost	Gross Unrealized Gains [1]	Gross Unrealized Losses [1]	Fair Value	OTTI Recognized in AOCI [2]

U.S. government and agency	$388.3	$55.2	$(0.1)	$443.4	$—
State and political subdivision	518.3	42.1	(2.5)	557.9	(1.1)
Foreign government	205.8	26.5	(1.4)	230.9	—
Corporate	7,949.7	533.9	(74.6)	8,409.0	(8.3)
Commercial mortgage-backed (“CMBS”)	602.9	48.4	(0.1)	651.2	(1.2)
Residential mortgage-backed (“RMBS”)	1,862.2	81.6	(11.9)	1,931.9	(25.5)
Collateralized debt obligation (“CDO”) / collateralized loan obligation (“CLO”)	197.5	2.7	(3.3)	196.9	(13.9)
Other asset-backed (“ABS”)	260.0	13.4	(4.7)	268.7	(1.8)
Available-for-sale debt securities	$11,984.7	$803.8	$(98.6)	$12,689.9	$(51.8)

Amounts applicable to the closed block	$5,451.3	$458.1	$(32.4)	$5,877.0	$(14.7)

Available-for-sale equity securities	$156.0	$25.1	$(1.6)	$179.5	$—

Amounts applicable to the closed block	$80.5	$12.3	$(1.1)	$91.7	$—
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our consolidated balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI).

Fair Value and Cost of Securities:	As of December 31, 2013, as restated
($ in millions)	Amortized Cost	Gross Unrealized Gains [1]	Gross Unrealized Losses [1]	Fair Value	OTTI Recognized in AOCI [2]

U.S. government and agency	$370.2	$36.2	$(2.6)	$403.8	$—
State and political subdivision	402.5	18.2	(10.2)	410.5	(1.1)
Foreign government	194.0	16.6	(0.7)	209.9	—
Corporate	7,271.1	424.8	(135.7)	7,560.2	(8.8)
CMBS	681.2	35.8	(3.2)	713.8	(3.4)
RMBS	1,892.5	41.9	(37.4)	1,897.0	(26.5)
CDO/CLO	220.5	5.8	(5.1)	221.2	(15.3)
Other ABS	311.1	14.8	(7.5)	318.4	(1.8)
Available-for-sale debt securities	$11,343.1	$594.1	$(202.4)	$11,734.8	$(56.9)

Amounts applicable to the closed block	$5,465.0	$362.6	$(74.2)	$5,753.4	$(16.5)

Available-for-sale equity securities	$119.3	$23.9	$(5.2)	$138.0	$—

Amounts applicable to the closed block	$69.3	$10.1	$(2.9)	$76.5	$—
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our consolidated balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI).

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Maturities of Debt Securities:	As of December 31, 2014
($ in millions)	Amortized Cost	Fair Value

Due in one year or less	$373.3	$379.1
Due after one year through five years	2,071.4	2,202.0
Due after five years through ten years	3,528.7	3,673.5
Due after ten years	3,088.7	3,386.6
CMBS/RMBS/ABS/CDO/CLO [1]	2,922.6	3,048.7
Total	$11,984.7	$12,689.9
———————

[1]	CMBS, RMBS, ABS, CDO and CLO are not listed separately in the table as each security does not have a single fixed maturity.

The maturities of debt securities, as of December 31, 2014, are summarized in the table above by contractual maturity. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we have the right to put or sell certain obligations back to the issuers.

The following table depicts the sources of available-for-sale investment proceeds and related investment gains (losses).

Sales of Available-for-Sale Securities:	As of December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
Debt securities, available-for-sale
Proceeds from sales	$446.1	$532.2	$346.4
Proceeds from maturities/repayments	1,219.8	1,542.4	1,514.7
Gross investment gains from sales, prepayments and maturities	41.5	44.8	46.3
Gross investment losses from sales and maturities	(17.4)	(1.9)	(11.4)

Equity securities, available-for-sale
Proceeds from sales	$24.2	$12.7	$22.5
Gross investment gains from sales	10.4	4.1	14.4
Gross investment losses from sales	(1.0)	(3.8)	(0.4)

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Aging of Temporarily Impaired Securities:	As of December 31, 2014
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government and agency	$—	$—	$2.7	$(0.1)	$2.7	$(0.1)
State and political subdivision	11.6	(0.6)	31.1	(1.9)	42.7	(2.5)
Foreign government	15.7	(1.4)	—	—	15.7	(1.4)
Corporate	643.0	(23.5)	652.8	(51.1)	1,295.8	(74.6)
CMBS	12.6	—	10.9	(0.1)	23.5	(0.1)
RMBS	8.4	(0.2)	226.7	(11.7)	235.1	(11.9)
CDO/CLO	57.9	(0.5)	96.3	(2.8)	154.2	(3.3)
Other ABS	13.8	(0.1)	16.0	(4.6)	29.8	(4.7)
Debt securities	763.0	(26.3)	1,036.5	(72.3)	1,799.5	(98.6)
Equity securities	5.6	(0.7)	15.2	(0.9)	20.8	(1.6)
Total temporarily impaired securities	$768.6	$(27.0)	$1,051.7	$(73.2)	$1,820.3	$(100.2)
Amounts inside the closed block	$266.8	$(11.7)	$387.8	$(21.8)	$654.6	$(33.5)
Amounts outside the closed block	$501.8	$(15.3)	$663.9	$(51.4)	$1,165.7	$(66.7)
Amounts outside the closed block that are below investment grade	$84.2	$(4.1)	$50.4	$(6.6)	$134.6	$(10.7)
Number of securities		158		210		368

Unrealized losses on below-investment-grade debt securities outside the closed block and inside the closed block with a fair value depressed by more than 20% of amortized cost totaled $3.2 million and $1.7 million, respectively, at December 31, 2014, of which $2.1 million and $0.1 million, respectively, were depressed by more than 20% of amortized cost for more than 12 months.

As of December 31, 2014, available-for-sale securities in an unrealized loss position for over 12 months consisted of 200 debt securities and 10 equity securities. These debt securities primarily relate to corporate securities, RMBS and other ABS, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Similarly, for equity securities in an unrealized loss position for greater than 12 months, management performed an analysis on a security-by-security basis. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Aging of Temporarily Impaired Securities:	As of December 31, 2013, as restated
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government and agency	$48.0	$(2.1)	$3.0	$(0.5)	$51.0	$(2.6)
State and political subdivision	120.1	(7.6)	10.7	(2.6)	130.8	(10.2)
Foreign government	41.0	(0.7)	—	—	41.0	(0.7)
Corporate	1,701.5	(86.5)	325.3	(49.2)	2,026.8	(135.7)
CMBS	93.7	(2.7)	10.4	(0.5)	104.1	(3.2)
RMBS	773.5	(24.4)	144.4	(13.0)	917.9	(37.4)
CDO/CLO	64.1	(0.6)	94.1	(4.5)	158.2	(5.1)
Other ABS	22.3	(0.1)	29.5	(7.4)	51.8	(7.5)
Debt securities	2,864.2	(124.7)	617.4	(77.7)	3,481.6	(202.4)
Equity securities	55.3	(4.3)	3.7	(0.9)	59.0	(5.2)
Total temporarily impaired securities	$2,919.5	$(129.0)	$621.1	$(78.6)	$3,540.6	$(207.6)
Amounts inside the closed block	$1,172.7	$(48.7)	$238.4	$(28.4)	$1,411.1	$(77.1)
Amounts outside the closed block	$1,746.8	$(80.3)	$382.7	$(50.2)	$2,129.5	$(130.5)
Amounts outside the closed block that are below investment grade	$76.4	$(3.4)	$52.9	$(7.9)	$129.3	$(11.3)
Number of securities		475		155		630

Unrealized losses on below-investment-grade debt securities outside the closed block and inside the closed block with a fair value depressed by more than 20% of amortized cost totaled $5.1 million and $4.8 million, respectively, at December 31, 2013, of which $2.7 million and $0, respectively, were depressed by more than 20% of amortized cost for more than 12 months.

As of December 31, 2013, available-for-sale securities in an unrealized loss position for over 12 months consisted of 149 debt securities and six equity securities. These debt securities primarily relate to corporate securities, RMBS and other ABS, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Similarly, for equity securities in an unrealized loss position for greater than 12 months, management performed an analysis on a security-by-security basis. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Evaluating temporarily impaired available-for-sale securities

In management’s evaluation of temporarily impaired securities, many factors about individual issuers of securities as well as our best judgment in determining the cause of a decline in the estimated fair value are considered in the assessment of potential near-term recovery in the security’s value. Some of those considerations include, but are not limited to: (i) duration of time and extent to which the estimated fair value has been below cost or amortized cost; (ii) for debt securities, if the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (iii) whether the issuer is experiencing significant financial difficulties and the potential for impairments of that issuer’s securities; (iv) pervasive issues across an entire industry sector/sub-sector; and (v) for structured securities, assessing any changes in the forecasted cash flows, the quality of underlying collateral, expectations of prepayment speeds, loss severity and payment priority of tranches held.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Other-than-temporary impairments

Management assessed all securities in an unrealized loss position in determining whether impairments were temporary or other-than-temporary. In reaching its conclusions, management exercised significant judgment and used a number of issuer-specific quantitative indicators and qualitative judgments to assess the probability of receiving a given security’s contractual cash flows. This included the issue’s implied yield to maturity, cumulative default rate based on rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue and other market data such as recent debt tenders and upcoming refinancing requirements. Management also reviewed fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. Management maintains a watch list of securities that is reviewed for impairments. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired. For securities for which no OTTI was ultimately indicated at December 31, 2014, management does not have the intention to sell, nor does it expect to be required to sell, these securities prior to their recovery.

OTTIs recorded on available-for-sale debt and equity securities were $8.1 million in 2014, $11.8 million in 2013 and $27.5 million in 2012. The 2014 impairments were driven primarily by deterioration in issuer credit and liquidity metrics, and business outlook.

The following table presents a roll-forward of pre-tax credit losses recognized in earnings related to available-for-sale debt securities for which a portion of the OTTI was recognized in OCI.

Credit Losses Recognized in Earnings on Available-for-Sale Debt Securities for which a Portion of the OTTI Loss was Recognized in OCI:	As of December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$(69.9)	$(71.1)	$(77.8)
Add: Credit losses on securities not previously impaired [1]	—	(1.1)	(6.7)
Add: Credit losses on securities previously impaired [1]	—	(4.1)	(13.1)
Less: Credit losses on securities impaired due to intent to sell	—	—	—
Less: Credit losses on securities sold	19.0	6.4	26.5
Less: Increases in cash flows expected on previously impaired securities	—	—	—
Balance, end of period	$(50.9)	$(69.9)	$(71.1)
———————

[1]
Additional credit losses on securities for which a portion of the OTTI loss was recognized in AOCI are included within net OTTI losses recognized in earnings on the consolidated statements of income and comprehensive income.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Limited partnerships and other investments

Limited Partnerships and Other Investments:	As of December 31,
($ in millions)	2014	2013
		As restated
Limited partnerships
Private equity funds	$241.1	$240.8
Mezzanine funds	162.4	180.4
Infrastructure funds	38.9	38.1
Hedge funds	10.7	13.0
Mortgage and real estate funds	3.7	3.3
Leveraged leases	11.8	16.8
Direct equity investments	49.6	44.5
Life settlements	19.2	18.4
Other alternative assets	2.2	2.8
Limited partnerships and other investments	$539.6	$558.1
Amounts applicable to the closed block	$343.4	$345.0

Equity method investees

The Company uses equity method accounting when it has more than a minor interest or influence of the partnership’s or limited liability company’s (“LLCs”) operations but does not have a controlling interest. Equity method income is recognized as earned by the investee. Management views the information reported from the underlying funds as the best information available to record its investments. Further, management is in direct communication with the fund managers to ensure accuracy of ending capital balances.

The following tables present the aggregated summarized financial information of certain equity method investees in limited partnerships and LLCs. For all three periods, the equity in earnings that we record through net investment income of these equity method investees in aggregate exceeds 10% of the Company’s income from continuing operations before income taxes.

Aggregated Summarized Balance Sheet Information of Equity Method Investees:	As of December 31,
($ in millions)	2014	2013
		As restated

Total assets	$58,694.1	$56,434.1
Total liabilities	$1,630.2	$1,654.0

Aggregated Net Investment Income:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Total investment revenues	$2,329.9	$2,759.7	$2,389.6
Net income	$5,869.2	$9,297.3	$8,315.2

Summarized financial information for these equity method investees is reported on a three-month delay due to the timing of financial statements as of the current reporting period.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Leveraged leases

The Company records its investment in a leveraged lease net of the nonrecourse debt. The Company recognizes income on the leveraged leases by applying the estimated rate of return to the net investment in the lease. The Company regularly reviews the estimated residual values and, if necessary, impairs them to expected values.

Investment in leveraged leases, included in limited partnerships and other investments, consisted of the following:

Investment in Leveraged Leases:	2014	2013
($ in millions)		As restated
Rental receivables, net	$4.9	$10.1
Estimated residual values	7.3	7.3
Unearned income	(0.4)	(0.6)
Investment in leveraged leases	$11.8	$16.8

Rental receivables are generally due in periodic installments. The payments are made semi-annually and range from three to five years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed at least annually. The Company defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2014 and 2013, all rental receivables were performing. The deferred income tax liability related to leveraged leases was $9.5 million and $11.7 million at December 31, 2014 and 2013, respectively. The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

Investment Income after Income Tax from Investment in Leveraged Leases:	As of December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Income from investment in leveraged leases	$0.1	$0.1	$0.2
Less: Income tax expense on leveraged leases	—	—	(0.1)
Investment income after income tax from investment in leveraged leases	$0.1	$0.1	$0.1

Direct equity investments

Direct equity investments are equity interests in LLCs entered into on a co-investment basis with sponsors of private equity funds for strategic and capital appreciation purposes and are accounted for under the equity method. The Company records its share of earnings on a three-month delay when timely financial information is not available and the delivery of investee’s financial reporting occurs after the end of the current reporting period. Further, management has open communication with each fund manager and, to the extent financial information is available, receives quarterly statements from the underlying funds. Management also performed an analysis on the funds’ financial statements to assess reasonableness of information provided by third parties. Income recognized from our other direct equity investments was $7.8 million, $7.0 million and $1.0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

We consolidate those direct equity investments which were determined to be VIE’s when we are the primary beneficiary. The undistributed earnings of direct equity investments not consolidated were $(1.5) million, $5.4 million and $(2.0) million at December 31, 2014, 2013 and 2012, respectively. Any future investment in these structures is discretionary.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

The following table presents the carrying value and change in investment balance of non-consolidated direct equity investments:

Carrying Value and Change in Investment Balance of Non-Consolidated Direct Equity Investments:
($ in millions)

Balance as of December 31, 2012, as revised	$30.7
Net contributions (distributions)	6.8
Net income (loss)	7.0
Balance as of December 31, 2013, as restated	44.5
Net contributions (distributions)	(2.7)
Net income (loss)	7.8
Balance as of December 31, 2014	$49.6

Life settlements

During 2014, 2013 and 2012, income (losses) recognized on life settlement contracts were $0, $0.7 million and $0.9 million, respectively. These amounts are included in net investment income in the consolidated statements of income and comprehensive income. Our life settlement contracts reported above are monitored for impairment on a contract-by-contract basis annually. An investment in a life settlement contract is considered impaired if the undiscounted cash flows from the expected proceeds from the insurance policy are less than the carrying amount of the investment plus the expected costs to keep the policy in force. If an impairment loss is recognized, the investment is written down to fair value. Anticipated policy cash flows are based on the Company’s latest mortality assumptions. Impairment charges on life settlement contracts included in net realized capital gains (losses) totaled $0, $0 and $0.3 million in 2014, 2013 and 2012, respectively.

Remaining Life Expectancy of Insured: ($ in millions)	Number of Contracts	Carrying Value	Face Value (Death Benefits)

0-5 years	5	$11.1	$22.0
Thereafter	8	8.1	37.1
Total	13	$19.2	$59.1

At December 31, 2014, the anticipated life insurance premiums required to keep the life settlement contracts in force, payable in the next 12 months ending December 31, 2015 and the four succeeding years ending December 31, 2019 are $1.3 million, $1.0 million, $1.2 million, $1.1 million and $1.1 million, respectively.

Statutory deposits

Pursuant to certain statutory requirements, as of December 31, 2014 and 2013, our insurance company subsidiaries had on deposit securities with a fair value of $30.5 million and $31.1 million, respectively, in insurance department special deposit accounts. Our insurance company subsidiaries are not permitted to remove the securities from these accounts without approval of the regulatory authority.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Net investment income

Net investment income is comprised primarily of interest income, including amortization of premiums and accretion of discounts, based on yields which are changed due to expectations in projected cash flows, dividend income from common and preferred stock, gains and losses on securities measured at fair value and earnings from investments accounted for under equity method accounting.

Sources of Net Investment Income:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Debt securities [1]	$581.6	$565.8	$605.1
Equity securities	9.2	7.2	4.3
Limited partnerships and other investments	65.3	58.3	63.7
Policy loans	167.4	160.0	161.5
Fair value investments	25.4	14.1	9.4
Total investment income	848.9	805.4	844.0
Less: Discontinued operations	1.1	1.3	2.1
Less: Investment expenses	16.9	13.6	13.8
Net investment income	$830.9	$790.5	$828.1
Amounts applicable to closed block	$411.1	$409.6	$453.3
———————

[1]	Includes net investment income on short-term investments.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Net realized investment gains (losses)

Sources and Types of Net Realized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Total other-than-temporary debt impairments	$(5.6)	$(7.0)	$(45.6)
Portion of losses recognized in OCI	(0.4)	(4.8)	22.9
Net debt impairments recognized in earnings	$(6.0)	$(11.8)	$(22.7)

Debt security impairments:
U.S. government and agency	$—	$—	$—
State and political subdivision	—	—	(0.6)
Foreign government	—	—	—
Corporate	(6.0)	(3.8)	(3.0)
CMBS	—	(2.7)	(4.1)
RMBS	—	(4.3)	(10.1)
CDO/CLO	—	(1.0)	(3.8)
Other ABS	—	—	(1.1)
Net debt security impairments	(6.0)	(11.8)	(22.7)
Equity security impairments	(2.1)	—	(4.8)
Limited partnerships and other investment impairments	—	—	(0.3)
Impairment losses	(8.1)	(11.8)	(27.8)
Debt security transaction gains	41.7	44.9	46.3
Debt security transaction losses	(17.4)	(1.9)	(11.4)
Equity security transaction gains	10.4	4.1	14.4
Equity security transaction losses	(1.0)	(3.8)	(0.4)
Limited partnerships and other investment transaction gains	—	0.8	7.8
Limited partnerships and other investment transaction losses	(0.7)	(4.4)	(2.2)
Net transaction gains (losses)	33.0	39.7	54.5
Derivative instruments	(20.8)	(27.7)	(50.4)
Embedded derivatives [1]	(45.9)	12.2	4.9
Assets valued at fair value	—	—	—
Net realized investment gains (losses), excluding impairment losses	(33.7)	24.2	9.0
Net realized investment gains (losses), including impairment losses	$(41.8)	$12.4	$(18.8)
———————

[1]
Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity riders. See Note 10 to these consolidated financial statements for additional disclosures.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Unrealized investment gains (losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Debt securities	$313.5	$(538.5)	$403.3
Equity securities	4.8	2.7	7.9
Other investments	(4.1)	0.6	(0.7)
Net unrealized investment gains (losses)	$314.2	$(535.2)	$410.5

Net unrealized investment gains (losses)	$314.2	$(535.2)	$410.5
Applicable to closed block policyholder dividend obligation	138.8	(308.4)	165.7
Applicable to DAC	52.9	(94.0)	79.7
Applicable to other actuarial offsets	54.0	(69.5)	70.3
Applicable to deferred income tax expense (benefit)	58.2	(20.6)	99.0
Offsets to net unrealized investment gains (losses)	303.9	(492.5)	414.7
Net unrealized investment gains (losses) included in OCI	$10.3	$(42.7)	$(4.2)

Consolidated variable interest entities

The Company regularly invests in private equity type fund structures which are VIEs. Entities which do not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest are referred to as VIEs. We perform ongoing assessments of our investments in VIEs to determine if we are the primary beneficiary. When we are the primary beneficiary of the entity we consolidate the VIE. The consolidated entities are all investment company-like structures which follow specialized investment company accounting and record underlying investments at fair value. The nature of the consolidated VIEs’ operations and purpose are private equity limited partnerships, single asset LLCs and a fund of fund investment structure and have investments in homogeneous types of assets. We consolidate these VIEs using the most recent financial information received from the partnerships. Recognition of operating results is generally on a three-month delay due to the timing of the related financial statements.

The following table presents the total assets and total liabilities relating to consolidated VIEs at December 31, 2014 and 2013.

Carrying Value of Assets and Liabilities for Consolidated Variable Interest Entities:	December 31, 2014			December 31, 2013, as restated
($ in millions)	Assets	Liabilities	Maximum Exposure to Loss [1]	Assets	Liabilities	Maximum Exposure to Loss [1]

Debt securities, at fair value [2]	$5.5	$—	$5.1	$3.6	$—	$3.2
Equity securities, at fair value [2]	35.0	—	30.0	29.4	—	24.7
Cash and cash equivalents	9.4	—	9.3	10.8	—	10.6
Investment in partnership interests	—	—	—	0.1	—	0.1
Investment in single asset LLCs	50.6	—	36.6	24.3	—	18.3
Other assets	0.6	—	0.5	0.6	—	0.5
Total assets of consolidated VIEs	$101.1	$—	$81.5	$68.8	$—	$57.4
Total liabilities of consolidated VIEs	$—	$0.6	$0.5	$—	$0.8	$0.6
———————

[1]
Creditors or beneficial interest holders of the consolidated VIEs have no recourse to our general credit. Our obligation to the VIEs is limited to the amount of our committed investment. We have not provided material financial or other support that was not contractually required to these VIEs. The maximum exposure to loss above at December 31, 2014 and 2013 excludes unfunded commitments of $11.9 million and $0, respectively.

[2]	Included in available-for-sale debt and equity securities, at fair value on the consolidated balance sheets.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Non-consolidated variable interest entities

We hold limited partnership interests with various VIEs primarily as a passive investor in private equity limited partnerships and through direct investments, in which the general partners are not related parties. As the Company is not the general partner in any VIE structures, consolidation is based on evaluation of the primary beneficiary. This analysis includes a review of the VIE’s capital structure, nature of the VIE’s operations and purpose and the Company’s involvement with the entity. When determining the need to consolidate a VIE, the design of the VIE is evaluated as well as any exposed risks of the Company’s investment. These investments are accounted for under the equity method of accounting and are included in limited partnerships and other investments on our consolidated balance sheets. We reassess our VIE determination with respect to an entity on an ongoing basis. The following table presents the carrying value of assets and liabilities and the maximum exposure to loss relating to significant VIEs for which we are not the primary beneficiary.

The carrying value of our investments in non-consolidated VIEs (based upon sponsor values and financial statements of the individual entities) for which we are not the primary beneficiary was $151.5 million and $172.6 million as of December 31, 2014 and 2013, respectively. The maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. The Company has not provided nor intends to provide financial support to these entities unless contractually required. We do not have the contractual option to redeem these limited partnership interests but receive distributions based on the liquidation of the underlying assets. The Company must generally request general partner consent to transfer or sell its fund interests. The Company performs ongoing qualitative analysis of its involvement with VIEs to determine if consolidation is required.

Carrying Value of Assets and Liabilities and Maximum Exposure Loss Relating to Variable Interest Entities:	December 31, 2014			December 31, 2013, as restated
($ in millions)	Assets	Liabilities	Maximum Exposure to Loss [1]	Assets	Liabilities	Maximum Exposure to Loss [1]

Limited partnerships	$106.0	$—	$157.8	$116.7	$—	$171.6
LLCs	45.5	—	45.5	55.9	—	55.9
Total	$151.5	$—	$203.3	$172.6	$—	$227.5
———————

[1]
Creditors or beneficial interest holders of the VIEs have no recourse to our general credit. Our obligation to the VIEs is limited to the amount of our committed investment. We have not provided material financial or other support that was not contractually required to these VIEs.

In addition, the Company makes passive investments in structured securities issued by VIEs, for which the Company is not the manager, which are included in CMBS, RMBS, CDO/CLO and other ABS within available-for-sale debt securities, and in fair value investments, in the consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the size of our investment relative to the structured securities issued by the VIE, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits, and the Company’s lack of power over the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of our investment.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Issuer and counterparty credit exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Included in fixed maturities are below-investment-grade assets totaling $816.8 million and $874.7 million at December 31, 2014 and 2013, respectively. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2014, we were not exposed to the credit concentration risk of any issuer representing exposure greater than 10% of stockholders’ equity other than U.S. government and government agencies backed by the faith and credit of the U.S. government. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We generally use ISDA Master Agreements which include Credit Support Annexes which include collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one Nationally Recognized Statistical Rating Organization.

As of December 31, 2014, we held derivative assets, net of liabilities, with a fair value of $75.7 million. Derivative credit exposure was diversified with 11 different counterparties. We also had investments of these issuers with a fair value of $289.4 million as of December 31, 2014. Our maximum amount of loss due to credit risk with these issuers was $365.1 million as of December 31, 2014. See Note 11 to these consolidated financial statements for additional information regarding derivatives.

9.    Financing Activities

Indebtedness

Indebtedness at Carrying Value:	As of December 31,
($ in millions)	2014	2013
		As restated

7.15% surplus notes	$126.2	$126.2
10.5% surplus notes	30.0	30.0
Total indebtedness	$156.2	$156.2

Our 7.15% surplus notes are due December 15, 2034. The carrying value of the 2034 notes is net of $0.5 million of unamortized original issue discount. Interest payments are at an annual rate of 7.15%, require the prior approval of the New York Department of Financial Services (the “NYDFS”) and may be made only out of surplus funds which the NYDFS determines to be available for such payments under New York Insurance Law. The notes may be redeemed at the option of Phoenix Life at any time at the “make-whole” redemption price set forth in the offering circular. New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life. On September 21, 2012, Phoenix Life repurchased $48.3 million par amount of its outstanding 7.15% surplus notes, including $0.2 million in original issue discount, for aggregate consideration of $36.2 million.

We have recorded indebtedness at unpaid principal balances of each instrument net of issue discount. The Company or its subsidiaries may, from time to time, purchase its debt securities in the open market subject to considerations including, but not limited to, market conditions, relative valuations, capital allocation and the determination that it is in the best interest of the Company and its stakeholders.

PHL Variable issued $30.0 million surplus notes on December 30, 2013 which were purchased by Phoenix. The notes are due on December 30, 2043. Interest payments are at an annual rate of 10.5%, require the prior approval of the Insurance Commissioner of the State of Connecticut and may be made only out of surplus funds as defined under applicable law and regulations of the State of Connecticut. Upon approval by the Insurance Commissioner, the notes may be redeemed at any time, either in whole or in part, at a redemption price of 100% plus accrued interest to the date set for the redemption. Connecticut Law provides that the notes are not part of the legal liabilities of PHL Variable.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

9. Financing Activities (continued)

Future minimum annual principal payments on indebtedness as of December 31, 2014 is $126.7 million in 2034 and $30.0 million in 2043. There are no debt maturities in 2015 through 2019.

Interest Expense on Indebtedness, including Amortization of Debt Issuance Costs:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

7.15% Surplus notes	$9.1	$9.1	$11.6
10.5% Surplus notes	3.1	—	—
Interest expense on indebtedness	$12.2	$9.1	$11.6

10.    Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives

Separate accounts

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. We have variable annuity and variable life insurance contracts that are classified as separate account products. The assets supporting these contracts are carried at fair value and are reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration and other services are included within revenue in fee income. In 2014 and 2013, there were no gains or losses on transfers of assets from the general account to a separate account.

Assets with fair value and carrying value of $2.6 billion and $2.0 billion at December 31, 2014 and 2013, respectively, supporting fixed indexed annuities are maintained in accounts that are legally segregated from the other assets of the Company, but policyholders do not direct the investment of those assets and the investment performance does not pass through to the policyholders. These assets supporting fixed indexed annuity contracts are reported within the respective investment line items on the consolidated balance sheets.

Separate Account Investments of Account Balances of Variable Annuity Contracts with Insurance Guarantees:	As of December 31,
($ in millions)	2014	2013
		As restated

Debt securities	$375.9	$433.0
Equity funds	1,638.6	1,920.4
Other	49.9	64.3
Total	$2,064.4	$2,417.7

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Death benefits and other insurance benefit features

Variable annuity guaranteed benefits

We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•
Liabilities associated with the guaranteed minimum death benefit (“GMDB”) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing DAC.

•
Liabilities associated with the guaranteed minimum income benefit (“GMIB”) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing DAC.

For variable annuities with GMDB and GMIB, reserves for these guarantees are calculated and recorded in policy liabilities and accruals on our consolidated balance sheets. Changes in the liability are recorded in policy benefits on our consolidated statements of income and comprehensive income. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2014
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$22.7	$9.8
Incurred	1.8	2.1
Paid	(3.7)	(0.2)
Change due to net unrealized gains or losses included in AOCI	0.1	—
Assumption unlocking	0.5	5.4
Balance, end of period	$21.4	$17.1

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2013, as restated
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$15.9	$21.7
Incurred	2.1	(3.6)
Paid	(3.7)	—
Change due to net unrealized gains or losses included in AOCI	—	(0.1)
Assumption unlocking	8.4	(8.2)
Balance, end of period	$22.7	$9.8

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2012, as revised
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$16.4	$17.6
Incurred	0.6	4.0
Paid	(1.1)	—
Change due to net unrealized gains or losses included in AOCI	—	0.3
Assumption unlocking	—	(0.2)
Balance, end of period	$15.9	$21.7

For those guarantees of benefits that are payable in the event of death, the net amount at risk (“NAR”) is generally defined as the benefit payable in excess of the current account balance at our balance sheet date. We have entered into reinsurance agreements to reduce the net amount of risk on certain death benefits. Following are the major types of death benefits currently in force:

GMDB and GMIB Benefits by Type:	December 31, 2014
($ in millions)	Account Value	NAR before Reinsurance	NAR after Reinsurance	Average Attained Age of Annuitant

GMDB return of premium	$661.5	$1.6	$1.6	63
GMDB step up	1,723.2	112.2	13.4	64
GMDB earnings enhancement benefit (“EEB”)	29.1	—	—	65
GMDB greater of annual step up and roll up	22.7	4.8	4.8	69
Total GMDB at December 31, 2014	2,436.5	$118.6	$19.8
Less: General account value with GMDB	378.6
Subtotal separate account liabilities with GMDB	2,057.9
Separate account liabilities without GMDB	962.8
Total separate account liabilities	$3,020.7
GMIB [1] at December 31, 2014	$319.6			65

GMDB and GMIB Benefits by Type:	December 31, 2013, as restated
($ in millions)	Account Value	NAR before Reinsurance	NAR after Reinsurance	Average Attained Age of Annuitant

GMDB return of premium	$770.3	$2.1	$2.1	63
GMDB step up	1,974.7	117.9	9.9	64
GMDB earnings enhancement benefit (“EEB”)	36.0	0.1	0.1	64
GMDB greater of annual step up and roll up	26.7	4.8	4.8	68
Total GMDB at December 31, 2013	2,807.7	$124.9	$16.9
Less: General account value with GMDB	403.3
Subtotal separate account liabilities with GMDB	2,404.4
Separate account liabilities without GMDB	997.9
Total separate account liabilities	$3,402.3
GMIB [1] at December 31, 2013	$398.6			64
———————

[1]
Policies with a GMIB also have a GMDB, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMIB is released. Similarly, when a policy goes into benefit status on a GMIB, its GMDB NAR is released.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Return of Premium: The death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

Step Up: The death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the oldest original owner attaining a certain age. On and after the oldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

Earnings Enhancement Benefit: The death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

Greater of Annual Step Up and Annual Roll Up: The death benefit is the greatest of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the oldest original owner attaining age 81. On and after the oldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

GMIB: The benefit is a series of monthly fixed annuity payments paid upon election of the rider. The monthly benefit is based on the greater of the sum of premiums (less any adjusted partial withdrawals) accumulated at an effective annual rate on the exercise date or 200% of the premiums paid (less any adjusted partial withdrawals) and a set of annuity payment rates that vary by benefit type and election age.

Fixed indexed annuity guaranteed benefits

Many of our fixed indexed annuities contain guaranteed benefits. We establish policy benefit liabilities for minimum death and minimum withdrawal benefit guarantees relating to these policies as follows:

•
Liabilities associated with the GMWB and Chronic Care guarantees are determined by estimating the value of the withdrawal benefits expected to be paid after the projected account value depletes and recognizing the value ratably over the accumulation period based on total expected assessments. Liabilities associated with the GMWB for the fixed indexed annuities differ from those contained on variable annuities in that the GMWB feature and the underlying contract, exclusive of the equity index crediting option, are fixed income instruments.

•
Liabilities associated with the GMDB are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments.

The assumptions used for calculating GMWB, GMDB and Chronic Care guarantees are generally consistent with those used for amortizing DAC. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. The GMWB, GMDB and Chronic Care guarantees on fixed indexed annuities are recorded in policy liabilities and accruals on our consolidated balance sheets.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Fixed Indexed Annuity Guaranteed Liability Balances:	Fixed Indexed Annuity GMWB and GMDB
($ in millions)	For the years ended December 31,
	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$85.4	$102.1	$5.6
Incurred	33.4	60.8	37.2
Paid	(0.3)	(0.3)	—
Change due to net unrealized gains or losses included in AOCI	35.9	(58.5)	59.3
Assumption unlocking	(7.4)	(18.7)	—
Balance, end of period	$147.0	$85.4	$102.1

Universal life

Liabilities for universal life contracts in excess of the account balance, some of which contain secondary guarantees, are generally determined by estimating the expected value of benefits and expenses when claims are triggered and recognizing those benefits and expenses over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are generally consistent with those used for amortizing DAC.

Changes in Universal Life Guaranteed Liability Balances:	Universal Life Secondary Guarantees
($ in millions)	For the years ended December 31,
	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$170.6	$138.5	$114.6
Incurred	39.9	37.9	29.3
Paid	(15.3)	(14.3)	(9.5)
Change due to net unrealized gains or losses included in AOCI	2.2	(2.4)	2.4
Assumption unlocking	(1.6)	10.9	1.7
Balance, end of period	$195.8	$170.6	$138.5

In addition, the universal life block of business has experience which produces profits in earlier periods followed by losses in later periods for which additional reserves are required to be held above the account value liability. These reserves are accrued ratably over historical and anticipated positive income to offset the future anticipated losses. The assumptions used in estimating these liabilities are generally consistent with those used for amortizing DAC. The most significant driver of the positive 2014 unlock results in these reserves was the extension of mortality improvement for an additional year, which reduced overall expected mortality expense.

Changes in Universal Life Additional Liability Balances:	Universal Life Profits Followed by Losses
($ in millions)	For the years ended December 31,
	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$249.1	$311.7	$209.8
Incurred	106.4	66.2	44.0
Change due to net unrealized gains or losses included in AOCI	9.0	1.1	16.8
Assumption unlocking	(13.0)	(129.9)	41.1
Balance, end of period	$351.5	$249.1	$311.7

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Embedded derivatives

Variable annuity embedded derivatives

Certain separate account variable products may contain a GMWB, GMAB and/or COMBO rider. These features are accounted for as embedded derivatives as described below.

Variable Annuity Embedded Derivatives Non-Insurance Guaranteed Product Features:	As of December 31, 2014
($ in millions)	Account Value	Average Attained Age of Annuitant

GMWB	$496.8	65
GMAB	315.6	59
COMBO	7.1	65
Balance, end of period	$819.5

Variable Annuity Embedded Derivatives Non-Insurance Guaranteed Product Features:	As of December 31, 2013, as restated
($ in millions)	Account Value	Average Attained Age of Annuitant

GMWB	$581.5	64
GMAB	382.2	59
COMBO	7.2	63
Balance, end of period	$970.9

The GMWB rider guarantees the contract owner a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the contract owner to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract owner with a minimum accumulation of the contract owner’s purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The COMBO rider includes either the GMAB or GMWB rider as well as the GMDB rider at the contract owner’s option.

The GMWB, GMAB and COMBO features represent embedded derivative liabilities in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. These liabilities are recorded at fair value within policyholder deposit funds on the consolidated balance sheets with changes in fair value recorded in realized investment gains on the consolidated statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted. Embedded derivative liabilities for GMWB, GMAB and COMBO are shown in the table below.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Variable Annuity Embedded Derivative Liabilities:	As of December 31,
($ in millions)	2014	2013
		As restated

GMWB	$7.3	$(5.1)
GMAB	(0.3)	1.4
COMBO	(0.2)	(0.4)
Total variable annuity embedded derivative liabilities	$6.8	$(4.1)

There were no benefit payments made for the GMWB and GMAB during 2014 and 2013. We have established a risk management strategy under which we hedge our GMAB, GMWB and COMBO exposure using equity index options, equity index futures, equity index variance swaps, interest rate swaps and swaptions.

Fixed indexed annuity embedded derivatives

Fixed indexed annuities may also contain a variety of index-crediting options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. These index options are embedded derivative liabilities that are required to be reported separately from the host contract. These index options are accounted for at fair value and recorded in policyholder deposits within the consolidated balance sheets with changes in fair value recorded in realized investment gains, in the consolidated statements of income and comprehensive income. The fair value of these index options is calculated using the budget method. See Note 12 to these consolidated financial statements for additional information. Several additional inputs reflect our internally developed assumptions related to lapse rates and other policyholder behavior. The fair value of these embedded derivatives was $153.9 million and $91.9 million as of December 31, 2014 and 2013, respectively. In order to manage the risk associated with these equity indexed-crediting features, we hedge using equity index options. See Note 11 to these consolidated financial statements for additional information.

Embedded derivatives realized gains and losses

Changes in the fair value of embedded derivatives associated with variable annuity and fixed indexed annuity contracts are recorded as realized investment gains and losses within the consolidated statements of income and comprehensive income. Embedded derivatives gains and (losses) recognized in earnings are $(45.9) million, $12.2 million and $4.9 million for the years ended December 31, 2014, 2013 and 2012, respectively.

11.    Derivative Instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change, equity volatility and foreign currency risk. This includes our surplus hedge which utilizes futures and options to hedge against declines in equity markets and the resulting statutory capital and surplus impact, as well as our fixed indexed annuity (“FIA”) separate account hedge which uses interest rate swaptions to hedge against rising interest rates. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable annuity products as well as index credits on our FIA products.

The Company seeks to enter into over-the-counter (“OTC”) derivative transactions pursuant to master agreements that provide for a netting of payments and receipts by counterparty. As of December 31, 2014 and 2013, $18.6 million and $28.2 million, respectively, of cash and cash equivalents were held as collateral by a third party related to our derivative transactions.

Our derivatives are not designated as hedges for accounting purposes.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

11. Derivative Instruments (continued)

Derivative Instruments:	Maturity	Notional Amount	Fair Value as of December 31, 2014
($ in millions)			Assets	Liabilities [1]

Interest rate swaps	2016 - 2029	$114.0	$9.7	$1.9
Variance swaps	2015 - 2017	0.9	—	8.6
Swaptions	2024 - 2025	777.0	0.1	—
Put options	2015 - 2022	692.5	31.1	—
Call options [2]	2015 - 2019	2,019.2	119.8	74.6
Cross currency swaps	2016	10.0	0.6	—
Equity futures	2015	4.1	—	0.5
Total derivative instruments		$3,617.7	$161.3	$85.6
———————

[1]	Derivative liabilities are included in other liabilities on the consolidated balance sheets.

[2]	Includes a contingent receivable of $1.5 million.

Derivative Instruments:	Maturity	Notional Amount	Fair Value as of December 31, 2013
($ in millions)			Assets	Liabilities [1]

Interest rate swaps	2016 - 2027	$139.0	$3.9	$6.8
Variance swaps	2015 - 2017	0.9	—	7.9
Swaptions	2024 - 2025	3,902.0	30.7	—
Put options	2015 - 2022	406.0	31.1	—
Call options [2]	2014 - 2018	1,701.6	163.1	96.1
Cross currency swaps	2016	10.0	—	0.7
Equity futures	2014	160.6	—	5.3
Total derivative instruments		$6,320.1	$228.8	$116.8
———————

[1]	Derivative liabilities are included in other liabilities on the consolidated balance sheets.

[2]	Includes a contingent receivable of $1.9 million.

Derivative Instrument Gains (Losses) Recognized in Realized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Interest rate swaps	$11.0	$(11.4)	$(0.9)
Variance swaps	(0.7)	(3.6)	(7.9)
Swaptions	(30.6)	17.3	(0.2)
Put options	(4.8)	(42.3)	(22.0)
Call options	18.5	59.3	0.1
Cross currency swaps	1.3	(0.5)	(0.1)
Equity futures	(15.5)	(46.5)	(19.4)
Embedded derivatives	(45.9)	12.2	4.9
Total derivative instrument gains (losses) recognized in realized investment gains (losses)	$(66.7)	$(15.5)	$(45.5)

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

11. Derivative Instruments (continued)

Interest Rate Swaps

We maintain an overall interest rate risk management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our in force liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

Equity Index Options

We use equity indexed options to hedge against market risks from changes in equity markets, volatility and interest rates.

An equity index option affords us the right to make or receive payments based on a specified future level of an equity market index. We may use exchange-trade or OTC options.

Generally, we have used a combination of equity index futures, interest rate swaps, variance swaps and long-dated put options to hedge our GMAB and GMWB liabilities and equity index call options to hedge our indexed annuity option liabilities.

Cross Currency Swaps

We use cross currency swaps to hedge against market risks from changes in foreign currency exchange rates. Currency swaps are used to swap bond asset cash flows denominated in a foreign currency back to U.S. dollars. Under foreign currency swaps, we agree with another party (referred to as the counterparty) to exchange principal and periodic interest payments denominated in foreign currency for payments in U.S. dollars.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

11. Derivative Instruments (continued)

Offsetting of Derivative Assets/Liabilities

The Company may enter into netting agreements with counterparties that permit the Company to offset receivables and payables with such counterparties. The following tables present the gross fair value amounts, the amounts offset and net position of derivative instruments eligible for offset in the Company’s consolidated balance sheets that are subject to an enforceable master netting arrangement upon certain termination events, irrespective of whether they are offset in the balance sheet.

Offsetting of Derivative Assets/Liabilities:	As of December 31, 2014
($ in millions)	Gross amounts recognized [1]	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Gross amounts not offset in the balance sheet		Net amount
				Financial instruments	Cash collateral pledged [2]

Total derivative assets	$161.3	$—	$161.3	$(82.5)	$—	$78.8
Total derivative liabilities	$(85.6)	$—	$(85.6)	$82.5	$3.1	$—

Offsetting of Derivative Assets/Liabilities:	As of December 31, 2013, as restated
($ in millions)	Gross amounts recognized [1]	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Gross amounts not offset in the balance sheet		Net amount
				Financial instruments	Cash collateral pledged [2]

Total derivative assets	$228.8	$—	$228.8	$(110.3)	$—	$118.5
Total derivative liabilities	$(116.8)	$—	$(116.8)	$110.3	$6.5	$—
———————

[1]	Amounts include all derivative instruments, irrespective of whether there is a legally enforceable master netting arrangement in place.

[2]
Cash collateral pledged with derivative counterparties is recorded within other assets on the consolidated balance sheets. The Company pledges cash collateral to offset certain individual derivative liability positions with certain counterparties. Cash collateral of $15.5 million and $21.7 million as of December 31, 2014 and 2013, respectively, that exceeds the net liability resulting from the aggregate derivative positions with a corresponding counterparty is excluded.

Contingent features

Derivative counterparty agreements may contain certain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain derivative counterparties could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or trigger a termination of existing derivatives and/or future derivative transactions.

In certain derivative counterparty agreements, our financial strength ratings are below the specified threshold levels. However, the Company held no derivative instruments as of December 31, 2014 in a net aggregate liability position payable to any counterparty (i.e., such derivative instruments have fair values in a net asset position payable to the Company if such holdings were liquidated).

12.    Fair Value of Financial Instruments

ASC 820-10 defines and establishes the framework for measuring fair value. The framework is based on inputs that are used in the valuation and a fair value hierarchy based on the quality of those inputs. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The input levels are defined as follows:

•
Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Investments for which fair value is based upon unadjusted quoted market prices are reported as Level 1. The number of quotes the issuer obtains per instrument will vary depending on the security type and availability of pricing data from independent third-party, nationally recognized pricing vendors. The Company has defined a pricing hierarchy among pricing vendors to determine ultimate value used and also reviews significant discrepancies among pricing vendors to determine final value used. Prices from pricing services are not adjusted, but the Company may obtain a broker quote or use an internal model to price a security if it believes vendor prices do not reflect fair value. When quoted prices are not available, we use these pricing vendors to give an estimated fair value. If quoted prices, or an estimated price from our pricing vendors are not available or we determine that the price is based on disorderly transactions or in inactive markets, fair value is based upon internally developed models or obtained from an independent third-party broker. We primarily use market-based or independently sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time.

Management is responsible for the fair value of investments and the methodologies and assumptions used to estimate fair value. The fair value process is evaluated quarterly by the Pricing Committee, which is comprised of the Chief Investment Officer, Chief Accounting Officer and the Head of Investment Accounting. The purpose of the committee is to ensure the Company follows objective and reliable valuation practices, as well as approving changes to valuation methodologies and pricing sources. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all readily available market information to determine the best estimate of fair value.

The fair values of Level 2 investments are determined by management after considering prices from our pricing vendors. Fair values for debt securities are primarily based on yield curve analysis along with ratings and spread data. Other inputs may be considered for fair value calculations including published indexed data, sector specific performance, comparable price sources and similar traded securities. Management reviews all Level 2 and Level 3 market prices on a quarterly basis.

The following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value in each respective classification.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Debt securities

We use pricing vendors to estimate fair value for the majority of our public debt securities. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. The methodologies used by these vendors are reviewed and understood by management through discussion with and information provided by these vendors. The Company assesses the reasonableness of individual security values received from valuation pricing vendors through various analytical techniques. Management also assesses whether the assumptions used appear reasonable and consistent with the objective of determining fair value. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote. Management reviews these broker quotes and valuation techniques to determine whether they are appropriate and consistently applied. Broker quotes are evaluated based on the Company’s assessment of the broker’s knowledge of, and history in trading, the security and the Company’s understanding of inputs used to derive the broker quote. Management also assesses reasonableness of individual security values similar to the vendor pricing review noted above.

For our private placement investments, we estimated fair value using internal models. Private placement securities are generally valued using a matrix pricing approach which categorizes these securities into groupings using remaining average life and credit rating as the two criteria to determine a grouping. The Company obtains current credit spread information from private placement dealers based on the criteria described and adds that spread information to U.S. Treasury rates corresponding to the life of each security to determine a discount rate for pricing. A small number of private placement securities are internally valued using models or analyst judgment. Fair values determined internally are also subject to management review to ensure that valuation models and inputs appear reasonable.

U.S. Government and Agency Securities

We value public U.S. government and agency debt by obtaining fair value estimates from our pricing vendors. For our private placement government and agency debt, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For short-term investments, we equate fair value to amortized cost due to their relatively short duration and limited exposure to credit risk.

State and Political Subdivisions

Public state and political subdivision debt is valued by obtaining fair value estimates from our pricing vendors. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations.

Foreign Government

We obtain fair value estimates from our pricing vendor to value foreign government debt.

Corporate Bonds

For the majority of our public corporate debt, we obtain fair value estimates from our pricing vendors. For public corporate debt in which we cannot obtain fair value estimates from our pricing vendors, we receive a direct quote from a broker. In most cases, we will obtain a direct broker quote from the broker that facilitated the deal. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

RMBS, CMBS, CDO/CLO and Other ABS

For structured securities, the majority of the fair value estimates are provided by our pricing vendors. When a fair value estimate is not available from the pricing vendors, we estimate fair value using direct broker quotes or internal models which use a discounted cash flow technique. These models consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest and compare this to the anticipated cash flows when the security was purchased. In addition, management judgment is used to assess the probability of collecting all amounts contractually due to us. After consideration is given to the available estimates relevant to assessing the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes evaluating the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data and the financial condition of the issuer. Other factors considered are composite credit ratings, industry forecast, analyst reports and other relevant market data, similar to those the Company believes market participants would use.

Equity securities

Private Equity Investments

The fair value of non-public private equity is estimated using the valuation of the lead investor (“sponsor value”), typically a general partner of an investment in a limited partnership in which we invest. The sponsors, or lead investors/underwriters of these investments, account for them on an equity basis. The Company will then obtain securities fair value from these sponsors to infer the appropriate fair value for its holdings in the same or similar investment. If we cannot determine a price using the sponsor value, we estimate the fair value using management’s professional judgment. Management evaluates many inputs including, but not limited to, current operating performance, future expectations of the investment, industry valuations of comparable public companies and changes in market outlook and third-party financing environment over time. Financial information for these investments is reported on a three-month delay due to the timing of financial statements as of the current reporting period.

Public Equity

Our publicly held common equity securities are generally obtained through the initial public offering of privately-held equity investments and are reported at the estimated fair value determined based on quoted prices in active markets. To the extent these securities have readily determinable exchange based prices, the securities are categorized as Level 1 of our hierarchy. If management determines there are liquidity concerns or exchange based information for the specific securities in our portfolio is not available, the securities are categorized as Level 2. For our preferred equity securities, we obtain fair value estimates from our pricing vendors. In addition, management will consistently monitor these holdings and prices will be modified for any pertinent and/or significant events that would result in a valuation adjustment, including an analysis for potential credit-related events or impairments.

Limited partnerships and other investments

Our limited partnerships are accounted for using equity method accounting. We carry these investments on the consolidated balance sheets at the capital value we obtain from the financial statement we received from the general partner. Typically, our carrying value is based on a financial statement one quarter in arrears to accommodate the timing of receipt of financial statements. These financial statements are generally audited annually. Generally the information received is deemed an appropriate approximation of the fair value of these fund investments and no adjustments are made to the financial statements received. Management also has open communication with each fund manager and generally views the information reported from the underlying funds as the best information available to record its investments.

For the limited partnerships in which we consolidate the entity, we hold private debt and equity securities. All consolidated investments are valued using current period financial statements we receive from the general partner.

Included in the other investments balance is the net investment value of life settlement contracts which are accounted under the investment method, which for non-impaired contracts incorporates the initial transaction price, initial direct external costs and continuing costs to keep the policy in force, as well as leveraged lease investments which represent the net investment in leveraged aircraft leases. The leveraged lease aircraft investments are accounted for using equity method. The investments are carried at the capital value obtained from financial statements we received from a third-party servicer.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Separate account assets

Our separate account assets consist of mutual funds that are frequently traded. Since 2003, investments owned by The Phoenix Companies, Inc. Employee Pension Plan (the “Plan”) Trust were sold to PHL Variable and the investments converted to ownership by the Trust to the Employee Pension Separate Account (“EPP SA”). The Plan’s Trust purchased a group flexible premium variable accumulation deferred annuity contract. As of May 21, 2012, the Plan surrendered the EPP SA contract for full value and the Plan’s underlying investments are no longer held in the separate account. Certain investments related to fixed income, equities and foreign securities were transferred to Mercer Trust Company for investment management purposes in a group trust investment arrangement. The remaining investments continued with their respective investment managers. These securities are valued using the market approach in which unadjusted market quotes are used. We include these securities in Level 1 of our hierarchy.

Derivatives

Exchange-traded derivatives are valued using quoted prices and are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are OTC derivative financial instruments, valued using third-party vendor derivative valuation systems that use as their basis readily observable market parameters, such as swap rates and volatility assumptions. These positions are classified within Level 2 of the valuation hierarchy. Such OTC derivatives include vanilla interest rate swaps, equity index options, swaptions, variance swaps and cross currency swaps. Nevertheless, we review and validate the resulting fair values against those provided to us monthly by the derivative counterparties for reasonableness.

Fair values for OTC derivative financial instruments, mostly options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in exchange of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using third-party derivative valuation models which take into account the net present value of estimated future cash flows and capital market assumptions which are derived from directly observable prices from other OTC trades and exchange-traded derivatives. Such assumptions include swap rates and swaption volatility obtained from Bloomberg, as well as equity index volatility and dividend yields provided by OTC derivative dealers.

The fair value of OTC derivative financial instruments is also adjusted for the credit risk of the counterparty in cases in which there are no collateral offsets. To estimate the impact on fair value of a market participant’s view of counterparty non-performance risk we use a credit default swap (“CDS”) based approach in measuring this counterparty non-performance risk by looking at the cost of obtaining credit protection in the CDS market for the aggregate fair value exposure amount over the remaining life of derivative contracts, given the counterparty’s rating. The resulting upfront CDS premium, calculated using Bloomberg analytics, serves as a reasonable estimate of the default provision for the non-performance risk or counterparty valuation adjustment to the fair valuation of non-collateralized OTC derivative financial instruments.

Certain new and/or complex instruments may have immature or limited markets or require more sophistication in derivative valuation methodology. As a result, the pricing models used for valuation of these instruments often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the consolidated financial statements. Hence, instead of valuing these instruments using third-party vendor valuation systems, we rely on the fair market valuations reported to us monthly by the derivative counterparties. Fair values for OTC derivatives are verified using observed estimates about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we continually refine our pricing models to correlate more closely to the market risk of these instruments.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Valuation of embedded derivatives

We make guarantees on certain variable annuity contracts, including those with GMAB, GMWB and COMBO riders. We also provide credits based on the performance of certain indices (“index credits”) on our fixed indexed annuity contracts. Both contract types have features that meet the definition of an embedded derivative. The GMAB, GMWB and COMBO embedded derivative liabilities associated with our variable annuity contracts are accounted for at fair value using a risk neutral stochastic valuation methodology with changes in fair value recorded in realized investment gains. The inputs to our fair value methodology include estimates derived from the asset derivatives market, including equity volatilities and the swap curves. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and other policyholder behavior.

The fair value of the embedded derivative liabilities associated with the index credits on our fixed indexed annuity contracts is calculated using the budget method with changes in fair value recorded in realized investment gains. Under the budget method, the value of the initial index option is based on the fair value of the option purchased to hedge the index. The value of the index credits paid in future years is estimated to be the annual budgeted amount. Budgeted amounts are estimated based on available investment income using assumed investment returns and projected liability values. As there are significant unobservable inputs included in our fair value methodology for these embedded derivative liabilities, we consider the methods as described above as a whole to be Level 3 within the fair value hierarchy.

Our fair value calculation of embedded derivative liabilities includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (“non-performance risk”). We estimate our CSA using the credit spread (based on publicly available credit spread indices) for financial services companies similar to the Company’s life insurance subsidiaries. The CSA is updated every quarter and, therefore, the fair value will change with the passage of time even in the absence of any other changes that would affect the valuation.

The following tables present the financial instruments carried at fair value on a recurring basis by ASC 820-10 valuation hierarchy (as described above). There were no financial instruments carried at fair value on a non-recurring basis as of December 31, 2014 and 2013, respectively.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of December 31, 2014
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities
U.S. government and agency [1]	$—	$81.2	$362.2	$443.4
State and political subdivision	—	157.7	400.2	557.9
Foreign government	—	177.3	53.6	230.9
Corporate	—	3,992.9	4,416.1	8,409.0
CMBS	—	498.4	152.8	651.2
RMBS	—	1,462.1	469.8	1,931.9
CDO/CLO	—	—	196.9	196.9
Other ABS	—	23.6	245.1	268.7
Total available-for-sale debt securities	—	6,393.2	6,296.7	12,689.9
Available-for-sale equity securities	—	—	179.5	179.5
Short-term investments	99.8	—	—	99.8
Derivative assets	—	161.3	—	161.3
Fair value investments [2]	8.8	13.1	190.0	211.9
Separate account assets	3,020.7	—	—	3,020.7
Total assets	$3,129.3	$6,567.6	$6,666.2	$16,363.1
Liabilities
Derivative liabilities	$0.5	$85.1	$—	$85.6
Embedded derivatives	—	—	160.7	160.7
Total liabilities	$0.5	$85.1	$160.7	$246.3
———————

[1]	Level 3 includes securities whose underlying collateral is an obligation of a U.S. government entity.

[2]
Fair value investments at December 31, 2014 include $111.9 million of debt securities recorded at fair value. Additionally, $100.0 million of assets relate to investment holdings of consolidated VIEs held at fair value, $8.8 million of which are Level 1 securities.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2014.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of December 31, 2013, as restated
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities
U.S. government and agency [1]	$—	$76.6	$327.2	$403.8
State and political subdivision	—	141.4	269.1	410.5
Foreign government	—	194.0	15.9	209.9
Corporate	—	3,658.1	3,902.1	7,560.2
CMBS	—	600.1	113.7	713.8
RMBS	—	1,344.9	552.1	1,897.0
CDO/CLO	—	—	221.2	221.2
Other ABS	—	70.7	247.7	318.4
Total available-for-sale debt securities	—	6,085.8	5,649.0	11,734.8
Available-for-sale equity securities	2.8	—	135.2	138.0
Short-term investments	229.8	11.0	0.9	241.7
Derivative assets	—	228.8	—	228.8
Fair value investments [2]	8.9	13.2	169.9	192.0
Separate account assets	3,402.3	—	—	3,402.3
Total assets	$3,643.8	$6,338.8	$5,955.0	$15,937.6
Liabilities
Derivative liabilities	$5.3	$111.5	$—	$116.8
Embedded derivatives	—	—	87.8	87.8
Total liabilities	$5.3	$111.5	$87.8	$204.6
———————

[1]	Level 3 includes securities whose underlying collateral is an obligation of a U.S. government entity.

[2]
Fair value investments at December 31, 2013 include $125.7 million of debt securities recorded at fair value. Additionally, $66.2 million of assets relate to investment holdings of consolidated VIEs held at fair value, $8.9 million of which are Level 1 securities.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2013.

Available-for-sale debt securities as of December 31, 2014 and 2013, respectively, are reported net of $27.8 million and $29.6 million of Level 2 investments included in discontinued operations assets on the consolidated balance sheets related to discontinued reinsurance operations.

The following tables present corporates carried at fair value and on a recurring basis by sector.

Fair Values of Corporates by Level and Sector:	As of December 31, 2014
($ in millions)	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$593.0	$1,264.5	$1,857.5
Energy	—	534.6	472.9	1,007.5
Financial services	—	1,616.1	982.2	2,598.3
Capital goods	—	398.1	384.8	782.9
Transportation	—	104.7	305.8	410.5
Utilities	—	348.1	683.4	1,031.5
Other	—	398.3	322.5	720.8
Total corporates	$—	$3,992.9	$4,416.1	$8,409.0

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Fair Values of Corporates by Level and Sector:	As of December 31, 2013, as restated
($ in millions)	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$896.0	$1,451.8	$2,347.8
Energy	—	492.2	417.5	909.7
Financial services	—	1,495.5	862.5	2,358.0
Capital goods	—	187.6	200.6	388.2
Transportation	—	93.6	227.6	321.2
Utilities	—	316.0	561.6	877.6
Other	—	177.2	180.5	357.7
Total corporates	$—	$3,658.1	$3,902.1	$7,560.2

Level 3 financial assets and liabilities

The following tables set forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 were due to decreased market observability of similar assets and/or changes to significant inputs such as downgrades or price declines. Transfers out of Level 3 were due to increased market activity on comparable assets or observability of inputs.

Level 3 Financial Assets:	As of December 31, 2014
($ in millions)	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total
Assets
Available-for-sale debt securities
U.S. government and agency [2]	$327.2	$40.0	$(26.7)	$—	$—	$—	$21.7	$362.2
State and political subdivision	269.1	106.5	(6.5)	11.3	—	—	19.8	400.2
Foreign government	15.9	7.4	—	28.5	—	—	1.8	53.6
Corporate	3,902.1	710.9	(427.5)	244.0	(97.9)	4.6	79.9	4,416.1
CMBS	113.7	25.1	(36.6)	71.1	(30.4)	1.4	8.5	152.8
RMBS	552.1	3.1	(75.4)	—	(4.3)	3.1	(8.8)	469.8
CDO/CLO	221.2	41.4	(58.6)	—	—	2.7	(9.8)	196.9
Other ABS	247.7	26.1	(40.0)	17.6	—	1.7	(8.0)	245.1
Total available-for-sale debt securities	5,649.0	960.5	(671.3)	372.5	(132.6)	13.5	105.1	6,296.7
Available-for-sale equity securities	135.2	65.0	(21.2)	—	—	3.7	(3.2)	179.5
Short-term investments	0.9	—	(0.5)	—	—	(0.4)	—	—
Fair value investments	169.9	14.4	(22.2)	—	—	27.9		190.0
Total assets	$5,955.0	$1,039.9	$(715.2)	$372.5	$(132.6)	$44.7	$101.9	$6,666.2
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of December 31, 2013, as restated
($ in millions)	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total
Assets
Available-for-sale debt securities
U.S. government and agency [2]	$296.7	$88.4	$(40.4)	$—	$—	$—	$(17.5)	$327.2
State and political subdivision	212.4	96.6	(4.1)	—	—	—	(35.8)	269.1
Foreign government	45.8	—	(6.0)	8.0	(31.3)	—	(0.6)	15.9
Corporate	3,752.7	759.4	(434.1)	67.8	(41.3)	5.0	(207.4)	3,902.1
CMBS	89.7	42.5	(11.5)	8.9	(12.8)	(2.1)	(1.0)	113.7
RMBS	710.5	2.2	(120.5)	5.1	—	(4.7)	(40.5)	552.1
CDO/CLO	220.8	68.4	(64.7)	—	—	0.4	(3.7)	221.2
Other ABS	309.9	19.6	(58.7)	—	(1.3)	0.3	(22.1)	247.7
Total available-for-sale debt securities	5,638.5	1,077.1	(740.0)	89.8	(86.7)	(1.1)	(328.6)	5,649.0
Available-for-sale equity securities	86.8	50.5	(11.1)	—	—	(3.5)	12.5	135.2
Short-term investments	—	1.3	—	—	—	(0.4)	—	0.9
Fair value investments	153.3	25.8	(23.3)	1.3	—	12.8	—	169.9
Total assets	$5,878.6	$1,154.7	$(774.4)	$91.1	$(86.7)	$7.8	$(316.1)	$5,955.0
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Financial Liabilities:	Embedded Derivatives
($ in millions)	For the years ended December 31,
	2014	2013
		As restated

Balance, beginning of period	$87.8	$88.1
Net purchases/(sales)	27.0	11.9
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Realized (gains) losses [1]	45.9	(12.2)
Balance, end of period	$160.7	$87.8
———————

[1]	Realized gains and losses are included in net realized investment gains on the consolidated statements of income and comprehensive income.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Significant unobservable inputs used in the fair value measurement of Level 3 assets are yield, prepayment rate, default rate and recovery rate. Keeping other inputs unchanged, an increase in yield, default rate or prepayment rate would decrease the fair value of the asset while an increase in recovery rate would result in an increase to the fair value of the asset. Yields are a function of the underlying U.S. Treasury rates and asset spreads, and changes in default and recovery rates are dependent on overall market conditions.

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of significant categories of internally priced assets.

Level 3 Assets: [1]	As of December 31, 2014
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$362.2	Discounted cash flow	Yield	0.99% - 4.27% (3.17%)

State and political subdivision	$159.1	Discounted cash flow	Yield	2.15% - 4.50% (3.22%)

Corporate	$3,115.3	Discounted cash flow	Yield	0.93% - 6.88% (3.24%)

Other ABS	$39.3	Discounted cash flow	Yield	0.60% - 4.00% (1.92%)

Fair value investments	$6.3	Discounted cash flow	Default rate	0.17%
			Recovery rate	44.00%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

Level 3 Assets: [1]	As of December 31, 2013, as restated
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$327.2	Discounted cash flow	Yield	1.05% - 5.66% (3.78%)

State and political subdivision	$119.4	Discounted cash flow	Yield	2.35% - 5.79% (3.74%)

Corporate	$2,971.7	Discounted cash flow	Yield	1.00% - 6.75% (3.55%)

Other ABS	$47.9	Discounted cash flow	Yield	0.50% - 3.75% (2.23%)
			Prepayment rate	2.00%
			Default rate	2.53% for 48 mos then 0.37% thereafter
			Recovery rate	10.00% (TRUPS)

Fair value investments	$5.5	Discounted cash flow	Default rate	0.25%
			Recovery rate	45.00%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Significant unobservable inputs used in the fair value measurement of variable annuity GMAB and GMWB type liabilities are equity volatility, swap curve, mortality and lapse rates and an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in the equity volatility would increase the fair value of the liability while an increase in the swap curve or CSA would result in a decrease to the fair value of the liability. The impact of changes in mortality and lapse rates are dependent on overall market conditions. The fair value of fixed indexed annuity and indexed universal life embedded derivative related to index credits is calculated using the swap curve, future option budget, mortality and lapse rates, as well as an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in any of these significant unobservable inputs would result in a decrease of the fixed indexed annuity embedded derivative liability.

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of internally priced liabilities.

Level 3 Liabilities:	As of December 31, 2014
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives (FIA)	$153.9	Budget method	Swap curve	0.24% - 2.55%
			Mortality rate	105% or 97% 2012 IAM basic table with scale G2
			Lapse rate	0.04% - 46.44%
			CSA	3.08%

Embedded derivatives (GMAB / GMWB / COMBO)	$6.8	Risk neutral stochastic valuation methodology	Volatility surface	9.89% - 67.34%
			Swap curve	0.21% - 2.76%
			Mortality rate	105% 2012 IAM basic table with scale G2
			Lapse rate	0.00% - 40.00%
			CSA	3.08%

Level 3 Liabilities:	As of December 31, 2013, as restated
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives (FIA)	$91.9	Budget method	Swap curve	0.19% - 3.79%
			Mortality rate	103% or 97% 2012 IAM basic table with scale G2
			Lapse rate	0.02% - 47.15%
			CSA	3.23%

Embedded derivatives (GMAB / GMWB / COMBO)	$(4.1)	Risk neutral stochastic valuation methodology	Volatility surface	10.85% - 46.33%
			Swap curve	0.15% - 4.15%
			Mortality rate	105% 2012 IAM basic table with scale G2
			Lapse rate	0.00% - 40.00%
			CSA	3.23%

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Level 3 Assets and Liabilities by Pricing Source:	As of December 31, 2014
($ in millions)	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$362.2	$—	$362.2
State and political subdivision	159.1	241.1	400.2
Foreign government	—	53.6	53.6
Corporate	3,115.3	1,300.8	4,416.1
CMBS	—	152.8	152.8
RMBS	—	469.8	469.8
CDO/CLO	—	196.9	196.9
Other ABS	39.3	205.8	245.1
Total available-for-sale debt securities	3,675.9	2,620.8	6,296.7
Available-for-sale equity securities	—	179.5	179.5
Short-term investments	—	—	—
Fair value investments	6.3	183.7	190.0
Total assets	$3,682.2	$2,984.0	$6,666.2
Liabilities
Embedded derivatives	$160.7	$—	$160.7
Total liabilities	$160.7	$—	$160.7
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Assets and Liabilities by Pricing Source:	As of December 31, 2013, as restated
($ in millions)	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$327.2	$—	$327.2
State and political subdivision	119.4	149.7	269.1
Foreign government	—	15.9	15.9
Corporate	2,971.7	930.4	3,902.1
CMBS	—	113.7	113.7
RMBS	—	552.1	552.1
CDO/CLO	—	221.2	221.2
Other ABS	47.9	199.8	247.7
Total available-for-sale debt securities	3,466.2	2,182.8	5,649.0
Available-for-sale equity securities	—	135.2	135.2
Short-term investments	—	0.9	0.9
Fair value investments	5.5	164.4	169.9
Total assets	$3,471.7	$2,483.3	$5,955.0
Liabilities
Embedded derivatives	$87.8	$—	$87.8
Total liabilities	$87.8	$—	$87.8
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Financial instruments not carried at fair value

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

Carrying Amounts and Fair Values of Financial Instruments:		As of December 31,
($ in millions)	Fair Value Hierarchy Level	2014		2013, as restated
		Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Policy loans	Level 3	$2,352.1	$2,339.2	$2,350.3	$2,338.0
Cash and cash equivalents	Level 1	$428.7	$428.7	$455.6	$455.6
Life settlements	Level 3	$19.2	$17.4	$18.5	$16.7

Financial liabilities:
Investment contracts	Level 3	$3,955.0	$3,957.3	$3,442.6	$3,437.3
Surplus notes	Level 3	$156.2	$125.8	$156.2	$116.5

Fair value of policy loans

The fair value of fixed rate policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For floating rate policy loans the fair value is the amount due, excluding interest, as of the reporting date.

Fair value of life settlements

The fair value of life settlement contracts is determined based on the discounted cash flows from the expected proceeds from the insurance policies less the cash flows of the expected costs to keep the policies in force. These cash flows are discounted using a market rate.

Fair value of investment contracts

We determine the fair value of guaranteed interest contracts by using a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

The fair value of these investment contracts are categorized as Level 3.

Indebtedness

The fair value of surplus notes is determined with reference to the fair value of Phoenix’s senior unsecured bonds including consideration of the different features in the two securities.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

13. Income Taxes

Significant Components of Income Taxes:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
Income tax expense (benefit) applicable to:
Current	$12.3	$79.1	$31.4
Deferred	(22.6)	—	(28.1)
Continuing operations	(10.3)	79.1	3.3
Discontinued operations	(0.4)	(0.3)	(1.2)
Income tax expense (benefit)	$(10.7)	$78.8	$2.1
Income taxes (paid) refunded	$18.4	$(86.5)	$(25.7)

Reconciliation of Effective Income Tax Rate:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Income (loss) from continuing operations before income taxes and minority interest	$(124.1)	$128.0	$(119.6)
Income tax expense (benefit) at statutory rate of 35%	(43.4)	44.8	(41.9)
Dividend received deduction	(3.0)	(2.3)	(2.5)
Valuation allowance increase (decrease)	36.4	37.0	39.7
Expiration of tax attribute carryovers	—	0.4	5.6
Other, net	(0.3)	(0.8)	2.4
Income tax expense (benefit) applicable to continuing operations	$(10.3)	$79.1	$3.3
Effective income tax rates	8.3%	61.8%	(2.8)%

Allocation of Income Taxes:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Income tax expense (benefit) from continuing operations	$(10.3)	$79.1	$3.3
Income tax expense (benefit) from OCI:
Unrealized investment gains / losses	58.2	(20.6)	99.0
Pension	—	—	—
Policy dividend obligation and DAC	—	—	—
Other	—	—	—
Income tax expense (benefit) related to cumulative effect of change in accounting	—	—	—
Income tax expense (benefit) from discontinued operations	(0.4)	(0.3)	(1.2)
Total income tax recorded to all components of income	$47.5	$58.2	$101.1

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

13. Income Taxes (continued)

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in millions)	2014	2013
		As restated
Deferred income tax assets
Future policyholder benefits	$814.8	$569.8
Employee benefits	15.8	17.3
Net operating and capital loss carryover benefits	13.0	14.5
Foreign tax credits carryover benefits	2.3	2.2
Alternative minimum tax credits	3.1	2.7
General business tax credits	17.7	23.7
Available-for-sale debt securities	34.3	69.9
Valuation allowance	(320.8)	(249.7)
Gross deferred income tax assets	580.2	450.4

Deferred tax liabilities
DAC	(187.4)	(213.3)
Investments	(244.8)	(151.4)
Other	(113.7)	(15.8)
Gross deferred income tax liabilities	(545.9)	(380.5)
Deferred income tax assets	$34.3	$69.9

As of December 31, 2014, we performed our assessment of the realization of deferred tax assets. This assessment included consideration of all available evidence – both positive and negative – weighted to the extent the evidence was objectively verifiable. In performing this assessment, the Company considered the existence of U.S. GAAP pre-tax cumulative losses in the three most recent years, which has been considered significant negative evidence in our assessment.

With the existence of Phoenix Life and parent company life subgroup taxable profits in recent years, the Company has experienced some utilization of its tax loss carryovers and incurred current federal income tax. Under U.S. federal tax law, taxes paid by Phoenix Life and the life subgroup are available for recoupment in the event of future losses. Under U.S. GAAP, the ability to carryback losses and recoup taxes paid can be considered as a source of income when assessing the realization of deferred tax assets. The Company believes that it is reasonably possible the consolidated return will experience taxable losses in the near term, however projecting such losses is subject to a number of estimates and assumptions including future impacts on market and actuarial assumptions. Actual results may vary from projections and, due to the uncertainty of these estimates, we do not believe significant weight can be placed on the assumption that taxes paid in the current and prior years will be recouped. Accordingly, management has not deemed the Phoenix Life taxes paid in current and prior tax years as a viable source of income when performing its valuation allowance assessment.

Further, we believe that the continued existence of significant negative evidence illustrated by a three year cumulative loss before tax is significant enough to overcome any positive evidence. This is further supported by the continued costs associated with the persistent low interest rates and downgrades of financial strength credit ratings which may adversely impact the Company’s future earnings.

Due to the application of our tax sharing agreement, positive and negative evidence at both the parent and subsidiary levels have been considered in our assessment of deferred tax asset realizability at the subsidiary level. Due to the significance of the negative evidence at both the parent and subsidiary levels, as well as the weight given to the objective nature of the cumulative losses in recent years, and after consideration of all available evidence, we concluded that our estimates of future taxable income, timing of the reversal of existing taxable temporary differences and certain tax planning strategies did not provide sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. To the extent either Phoenix Life or Phoenix can demonstrate the ability to generate sustained profitability in the future, the valuation allowance could potentially be reversed resulting in a benefit to income tax expense.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

13. Income Taxes (continued)

As of December 31, 2014, we concluded that our estimates of future taxable income, certain tax planning strategies and other sources of income did not constitute sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. Accordingly, a valuation allowance of $320.8 million has been recorded on net deferred tax assets of $355.1 million. The valuation allowance recorded constitutes a full valuation allowance on the net deferred tax assets that require future taxable income in order to be realized. The remaining deferred tax asset of $34.3 million attributable to available-for-sale debt securities with gross unrealized losses does not require a valuation allowance due to our ability and intent to hold these securities until recovery of principal value through sale or contractual maturity, thereby avoiding the realization of taxable losses. This conclusion is consistent with prior periods. The impact of the valuation allowance on the allocation of tax to the components of the financial statements included an increase of $36.4 million in net loss from continuing operations related to deferred tax balances, an increase of $0.8 million in discontinued operations deferred tax balances and an increase of $33.9 million in OCI-related deferred tax balances.

As of December 31, 2014, we had deferred income tax assets of $17.7 million related to general business tax credit carryovers, which are expected to expire between the years 2022 and 2032.

As of December 31, 2014, we had deferred income tax assets of $2.3 million related to foreign tax credit carryovers, which are expected to expire between the 2016 and 2021 tax years. Additionally, we had deferred tax assets of $3.1 million related to alternative minimum tax credit carryovers which do not expire.

The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2011. The 2011 and 2012 tax years remain under examination; however, no material unanticipated assessments have been identified, and we believe no adjustment to our liability for uncertain tax positions is required. We have no unrecognized tax benefits recorded at December 31, 2014, 2013 and 2012.

Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years. Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring within the next 12 months will result in a significant change to the results of operations, financial condition or liquidity.

The Company has no interest and penalties as income tax expense and no accrued interest and penalties in the related income tax liability for the years ended December 31, 2014 and 2013.

14.	Accumulated Other Comprehensive Income

Changes in each component of AOCI attributable to the Company for the years ended December 31 are as follows below (net of tax):

Accumulated Other Comprehensive Income (Loss): ($ in millions)	Net Unrealized Gains / (Losses) on Investments where Credit-related OTTI was Recognized	Net Unrealized Gains / (Losses) on All Other Investments [1]	Total

Balance as of December 31, 2012, as revised	$(7.3)	$82.7	$75.4
Change in component during the period before reclassifications	17.3	(39.5)	(22.2)
Amounts reclassified from AOCI	3.6	(24.1)	(20.5)
Balance as of December 31, 2013, as restated	13.6	19.1	32.7
Change in component during the period before reclassifications	13.8	13.2	27.0
Amounts reclassified from AOCI	(6.6)	(10.1)	(16.7)
Balance as of December 31, 2014	$20.8	$22.2	$43.0
———————

[1]
See Note 8 to these consolidated financial statements for additional information regarding offsets to net unrealized investment gains and losses which include policyholder dividend obligation, DAC and other actuarial offsets, and deferred income tax expense (benefit).

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

14. Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

AOCI	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Statements of Income and Comprehensive Income
($ in millions)	For the years ended December 31,
	2014	2013	2012
		As restated	As revised
Net unrealized gains / (losses) on investments where credit-related OTTI was recognized:
Available-for-sale securities	$10.1	$(5.5)	$(16.6)	Net realized capital gains (losses)
	10.1	(5.5)	(16.6)	Total before income taxes
	3.5	(1.9)	(5.8)	Income tax expense (benefit)
	$6.6	$(3.6)	$(10.8)	Net income (loss)
Net unrealized gains / (losses) on all other investments:
Available-for-sale securities	$15.5	$37.0	$38.0	Net realized capital gains (losses)
	15.5	37.0	38.0	Total before income taxes
	5.4	12.9	13.3	Income tax expense (benefit)
	$10.1	$24.1	$24.7	Net income (loss)
Total amounts reclassified from AOCI	$16.7	$20.5	$13.9	Net income (loss)

15.    Employee Benefit Plans and Employment Agreements

Our ultimate parent company provides employees with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit plans. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

The employee pension plan provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under the plans are a function of years of service and compensation. Effective March 31, 2010, all benefit accruals under all of our funded and unfunded defined benefit plans were frozen. This change was announced in 2009 and a curtailment was recognized at that time for the reduction in the expected years of future service.

Our ultimate parent company has historically provided employees with other post-employment benefits that include health care and life insurance. In December 2009, PNX announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the Company’s contribution to pre-65 retiree medical costs per participant was reduced beginning with the 2011 plan year.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us for these benefits totaled $12.0 million, $10.0 million and $13.6 million for 2014, 2013 and 2012, respectively. On August 8, 2014, the Highway and Transportation Funding Act of 2014 was enacted into law, effective immediately. The law extends certain pension funding provisions originally included in the Moving Ahead for Progress in the 21st Century Act (MAP-21). The Company took advantage of this in September of 2014, which resulted in the Company not making any further contributions for the remainder of 2014. We expect to make no contributions over the next 12 months.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

16. Discontinued Operations

PFG Holdings, Inc.

On January 4, 2010, Phoenix signed a definitive agreement to sell PFG and its subsidiaries, including AGL Life Assurance Company, to Tiptree. Because of the divestiture, these operations are reflected as discontinued operations. On June 23, 2010, Phoenix completed the divestiture of PFG and closed the transaction.

The definitive agreement contains a provision requiring us to indemnify Tiptree for any losses due to actions resulting from certain specified acts or omissions associated with the divested business prior to closing. There has been litigation filed that falls within this provision of the agreement but does not name Phoenix as a party to the litigation. Phoenix intends to defend these matters vigorously based on our indemnity commitment.

There were no assets or liabilities on the consolidated balance sheets identified as discontinued operations related to PFG at December 31, 2014 and 2013.

During the years ended December 31, 2014, 2013 and 2012, net losses recognized for discontinued operations were $0, $0.6 million and $4.7 million, respectively, and primarily related to the indemnification of Tiptree.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business. Our total policy liabilities and accruals were $39.3 million and $44.1 million as of December 31, 2014 and 2013, respectively. Our total amounts recoverable from retrocessionaires related to paid losses were $0.1 million and $0.1 million as of December 31, 2014 and 2013, respectively. Losses of $3.4 million in 2014, $1.9 million in 2013 and $9.9 million in 2012 were recognized primarily related to adverse developments which occurred during these respective years. See Note 20 to these consolidated financial statements for additional discussion on remaining liabilities of our discontinued reinsurance operations.

17.	Phoenix Life Statutory Financial Information and Regulatory Matters

Our insurance subsidiaries are required to file, with state regulatory authorities, annual statements prepared on an accounting basis prescribed or permitted by such authorities.

As of December 31, 2014, statutory surplus differs from equity reported in accordance with U.S. GAAP for life insurance companies primarily as follows:

•	policy acquisition costs are expensed when incurred;

•	surplus notes are included in surplus rather than debt;

•	post-employment benefit expense allocated to Phoenix Life from PNX relates only to vested participants and expense is based on different assumptions and reflect a different method of adoption;

•	life insurance reserves are based on different assumptions; and

•
deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital (“RBC”) thresholds.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

17. Phoenix Life Statutory Financial Information and Regulatory Matters (continued)

The information below is taken from the Phoenix Life annual statement filed with state regulatory authorities.

Statutory Financial Data for Phoenix Life: [1]	As of or for the years ended December 31,
($ in millions)	2014	2013	2012

Statutory capital, surplus and surplus notes	$609.2	$597.0	$793.6
Asset valuation reserve (“AVR”)	143.0	138.2	128.9
Statutory capital, surplus and AVR [2]	$752.2	$735.2	$922.5
Statutory net gain (loss) from operations	$116.2	$79.8	$160.5
Statutory net income (loss)	$132.5	$(21.0)	$156.2
———————

[1]	Amounts in statements filed with state regulatory authorities may differ from audited financial statements.

[2]	Includes all life insurance subsidiaries in consolidation.

New York Insurance Law requires that New York life insurers report their RBC. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York Insurance Law gives the NYDFS explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. As of December 31, 2014 and 2013, Phoenix Life’s RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) and each of its U.S. insurance subsidiaries was in excess of 200%.

Under New York Insurance Law, Phoenix Life is permitted to pay stockholder dividends in any calendar year without prior approval from the NYDFS in the amount of the lesser of 10% of Phoenix Life’s surplus to policyholders as of the immediately preceding calendar year or Phoenix Life’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life declared $56.0 million in dividends in 2014 and under the above formula would be able to pay $59.9 million in dividends in 2015.

See Note 22, Subsequent Events, for further discussion on changes in statutory capital and surplus in the first quarter of 2015.

18.	Premises and Equipment

Premises and equipment are included in other assets in our consolidated balance sheets.

Cost and Carrying Value of Premises and Equipment:	As of December 31,
($ in millions)	2014		2013, as restated
	Cost	Carrying Value	Cost	Carrying Value

Real estate	$99.8	$32.6	$99.3	$33.6
Equipment and software	73.8	12.2	72.6	12.2
Leasehold improvements	0.4	0.2	0.4	0.2
Premises and equipment cost and carrying value	174.0	$45.0	172.3	$46.0
Accumulated depreciation and amortization	(129.0)		(126.3)
Premises and equipment	$45.0		$46.0

Depreciation and amortization expense for premises and equipment for 2014, 2013 and 2012 totaled $6.0 million, $8.2 million and $12.0 million, respectively.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

18. Premises and Equipment (continued)

Rental expenses for operating leases, principally with respect to buildings, amounted to $0.6 million, $0.6 million and $0.9 million in 2014, 2013 and 2012, respectively. Future minimum rental payments under non-cancelable operating leases were $5.9 million as of December 31, 2014, payable as follows: in 2015, $0.8 million; in 2016, $0.8 million; in 2017, $0.8 million; in 2018, $0.8 million; in 2019, $0.5 million and thereafter, $2.2 million. All future obligations for leased property of our discontinued operations were assumed by the buyer upon the completion of the sale on June 23, 2010. See Note 16 to these consolidated financial statements for additional information.

19.    Related Party Transactions

Capital Contributions

During the years ended December 31, 2014 and 2013, we received cash capital contributions of $15.0 million and $45.0 million, respectively. During the year ended December 31, 2012, we received a non-cash capital contribution of $0.3 million.

Return of Capital

We made return of capital payments to our parent company in the amounts of $56.0 million, $74.2 million and $71.8 million during the years ended December 31, 2014, 2013 and 2012, respectively.

Facility and Services Contracts

Phoenix Life has entered into agreements to provide substantially all general operating expenses related to various subsidiaries of PNX, including rent and employee benefit plan expenses. Expenses are allocated to the respective subsidiaries using specific identification or activity-based costing. Allocated expenses and payable balances related to these agreements with affiliates are as follows:

•
Expenses allocated to Phoenix’s holding company were $97.2 million, $67.6 million and $9.3 million for the years ended December 31, 2014, 2013 and 2012, respectively. Amounts payable to Phoenix Life were $11.8 million and $4.8 million as of December 31, 2014 and 2013, respectively.

•
Expenses allocated to Saybrus were $31.2 million, $23.3 million and $19.7 million for the years ended December 31, 2014, 2013 and 2012, respectively. Amounts payable to Phoenix Life were $7.9 million and $6.3 million as of December 31, 2014 and 2013, respectively.

Other Related Party Transactions

1851 Securities, Inc. (“1851”), a wholly owned subsidiary of PM Holdings Inc., is the principal underwriter of our variable life insurance policies and variable annuity contracts. Commissions paid by the Company were $9.7 million, $9.3 million and $9.7 million for the years ended December 31, 2014, 2013 and 2012, respectively.

State Farm Mutual Automobile Insurance Company (“State Farm”) is currently the owner of record of more than 5% of PNX outstanding common stock. In 2014, 2013 and 2012, we incurred $2.7 million, $2.6 million and $2.3 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm agents.

Saybrus provides wholesaling services for our universal life insurance and fixed annuity products. Saybrus Equity Services, Inc. (“Saybrus Equity”), a wholly owned subsidiary of Saybrus, provides wholesaling services for our variable life insurance and variable annuity products. Commissions paid by Saybrus and by Saybrus Equity on our behalf were immaterial as of December 31, 2014, 2013 and 2012, respectively. Commission amounts payable to Saybrus and to Saybrus Equity were immaterial as of December 31, 2014 and 2013, respectively.

Indebtedness due to affiliate

See Note 9 to these financial statements for additional information.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

20. Contingent Liabilities

Litigation and arbitration

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the ultimate outcome of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

SEC Cease-and-Desist Order

Phoenix and PHL Variable are subject to a Securities and Exchange Commission (the “SEC”) Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed Phoenix and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. Phoenix and PHL Variable remain subject to these obligations. Pursuant to the Orders, Phoenix and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders.

Cases Brought by Policy Investors

On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against Phoenix, Phoenix Life and PHL Variable in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped Phoenix as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleging that Phoenix Life and PHL Variable committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. This case has been settled, and the settlement does not have a material impact on Phoenix Life’s financial statements.

On August 2, 2012, Lima LS PLC filed a complaint against Phoenix, Phoenix Life, PHL Variable, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that Phoenix Life and PHL Variable promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

20. Contingent Liabilities (continued)

Cost of Insurance Cases

On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging COI rate adjustments implemented by Phoenix Life in 2010 and 2011, which Phoenix Life maintains were based on policy language permitting such adjustments. By order dated July 12, 2013, two separate classes were certified in the Fleisher Litigation; by subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of Phoenix Life policies issued in New York subject to New York law and subject to Phoenix Life’s 2011 cost of insurance (“COI”) rate adjustment. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.

Phoenix Life’s subsidiary, PHL Variable, has been named as a defendant in six actions challenging its COI rate adjustments implemented concurrently with the Phoenix Life adjustments. Five cases have been brought against PHL Variable, while one case has been brought against PHL Variable and Phoenix Life. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add Phoenix Life as a defendant, and consolidated with No. 3:14-cv-00555-WWE (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714-CM; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against PHL Variable, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by PHL Variable in 2011.

The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation, and discovery in these four actions has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part PHL Variable’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s motion for summary judgment in its entirety, while granting in part and denying in part PHL Variable’s motion for summary judgment. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation, which has been reassigned to the same judge as the Fleisher Litigation, Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations, seeks damages for breach of contract for a nationwide class of policyholders.

The Fleisher Litigation is scheduled for trial commencing June 15, 2015, the U.S. Bank N.Y. Litigations are scheduled for trial commencing June 29, 2015, and the Tiger Capital Litigation is scheduled for trial commencing on July 13, 2015.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

20. Contingent Liabilities (continued)

Phoenix Life and PHL Variable (together, the “Life Companies”) reached an agreement as of April 30, 2015 with SPRR, LLC, Martin Fleisher, as trustee of the Michael Moss Irrevocable Life Insurance Trust II, and Jonathan Berck, as trustee of the John L. Loeb, Jr. Insurance Trust (collectively, the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation, both class actions. The proposed settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases, and will be structured to allow members of the Settlement Class to opt out of the settlement (the “Settlement”). The Life Companies will establish a Settlement fund, which may be reduced proportionally for any opt-outs, and will pay a class counsel fee if the Settlement is approved. The Life Companies will be released by all participating members of the Settlement Class, and the COI rate adjustment for policies participating in the Settlement Class will remain in effect. The Life Companies agreed to pay a total of $48.5 million, as reduced for any opt-outs, in connection with the Settlement. The Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. The Settlement is intended to resolve all pending COI cases, other than for policyholders who opt-out of the Settlement. The agreement requires that a formal settlement agreement will be filed with the United States District Court for the Southern District of New York and will be subject to certain conditions and court approval. In connection with the Settlement, the Company incurred a charge of $48.5 million in 2014. Under the settlement, policyholders who are class members, including those which have filed individual actions relating to COI rate adjustments, may opt out of the settlement and separately litigate their claims. The Companies are currently unable to estimate the extent to which policyholders may opt out of the settlement or the damages which they may or may not collect in litigation against the Companies. There can be no assurance that the ultimate cost will be $48.5 million. Depending on the results of any opt outs and the resultant litigation and/or negotiation the ultimate cost could be more or less than $48.5 million.

Complaints to state insurance departments regarding PHL Variable’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing PHL Variable to take remedial action in response to complaints by a single policyholder. PHL Variable disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and has appealed the order.

For any cases or regulatory directives not resolved by the Settlement, Phoenix Life and PHL Variable believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. For any matters not resolved by the Settlement, the outcome is uncertain and any potential losses cannot be reasonably estimated.

Regulatory matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of Phoenix, Phoenix Life and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, Phoenix is providing to the SEC certain information and documentation regarding the restatement of its prior period financial statements and the staff of the SEC has indicated to Phoenix that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our consolidated financial statements in particular quarterly or annual periods.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

20. Contingent Liabilities (continued)

State Insurance Department Examinations

During 2012 and 2013, the NYDFS conducted its routine quinquennial financial and market conduct examination covering the period ended December 31, 2012 of Phoenix Life. The Connecticut Insurance Department conducted its routine financial examination of PHL Variable and two other Connecticut-domiciled insurance subsidiaries. The NYDFS issued the final examination portion of its report for Phoenix Life on June 26, 2014. The Connecticut Insurance Department released its financial examination report for PHL Variable on May 28, 2014 and its market conduct examination on December 29, 2014.

Unclaimed Property Inquiries

In late 2012, Phoenix and its affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”)_and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar have been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 are are being conducted on all entities that comprise Phoenix with a focus on death benefit payments; however, all amounts owed by any entity within Phoenix are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH and Kelmar represent 39 jurisdictions. We do not expect the unclaimed property audits to have a material adverse effect on our financial statements.

Discontinued Reinsurance Operations

In 1999, we discontinued reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. A formal plan was adopted to stop writing new contracts covering these risks and to end existing contracts as soon as those contracts would permit. However, Phoenix Life remains subject to claims under contracts that have not been commuted. Certain discontinued group accident and health reinsurance business was the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. These disputes have been substantially resolved or settled.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience are reasonably possible and could result in our recognition of additional losses or gains in future years. Management believes, based on current information and after consideration of the provisions made in these consolidated financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on its financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our results of operations.

See Note 16 to these consolidated financial statements for additional information regarding discontinued operations.

21.    Other Commitments

We have an agreement with HP Enterprise Services related to the management of our infrastructure services which expires in 2015. The remaining commitments total $14.3 million through 2015.

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2014, the Company had unfunded commitments of $237.1 million under such agreements, of which $73.0 million is expected to be funded by December 31, 2015. See Note 8 to these consolidated financial statements for additional information on VIEs.

In addition, the Company enters into agreements to purchase private placement investments. As of December 31, 2014, the Company had open commitments of $103.3 million under such agreements which are expected to be funded by June 30, 2015.

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

22. Subsequent Events

We evaluated events subsequent to December 31, 2014 and through May 13, 2015, the date of issuance of these financial statements. We have determined there have been no events that have occurred that would require adjustments to our financial statements. Significant events requiring additional disclosure are as follows:

Dividends

On March 19, 2015, Phoenix Life declared a $15.0 million dividend to Phoenix.

Restatement

Phoenix filed a Current Report on Form 8-K with the SEC on February 6, 2015 disclosing that Phoenix’s Audit Committee concluded that Phoenix’s previously issued audited consolidated U.S. GAAP financial statements for the year ended December 31, 2013 and unaudited interim consolidated U.S. GAAP financial statements for the three months ended December 31, 2013 included in Phoenix’s Annual Report on Form 10-K for the year ended December 31, 2013 and Phoenix’s previously issued unaudited interim consolidated U.S. GAAP financial statements for the three months ended June 30, 2014 included in Phoenix’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the SEC should no longer be relied upon and should be restated because of certain material errors identified in such financial statements. In addition, as required by applicable accounting standards, Phoenix adjusted the financial statements for all known errors, some of which were already recorded and disclosed in prior SEC reports as out-of-period adjustments. Phoenix filed its Annual Report on Form 10-K for the year ended December 31, 2014 containing the restated information on March 31, 2015.

PHL Variable Capital and Surplus

As of March 31, 2015, PHL Variable had an estimated Company Action Level risk-based capital ratio of 122%, compared with 218% at December 31, 2014 based on the annual statement as filed with state regulatory authorities. The March 31, 2015 ratio reflects PHL Variable’s portion of litigation accruals for the Settlement, as well as unfavorable mortality and a lower admitted deferred tax asset resulting from the surplus decline that were all recorded in the first quarter of 2015 for PHL Variable. Phoenix is pursuing a number of capital management actions, including a reinsurance treaty between the Company and PHL Variable to optimize its statutory capital deployment. The Company is working to close the transaction in the second quarter of 2015. There can be no assurance that the regulators who must approve this transaction will either approve or approve with conditions acceptable to Phoenix. If the reinsurance treaty is not effected, which management does not anticipate, Phoenix may consider other options which could include capital contributions from the Company, The Phoenix Companies, Inc., or third parties, or other actions.

Part C

Other Information

Item 26.	Exhibits

(a)	Board of Directors Resolution

Resolution of the Board of Directors of Phoenix Life Insurance Company establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 1998.

(b)	Custodian Agreements

Not applicable.

(c)	Underwriting Contracts

(1)	Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000, is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793), filed via EDGAR on April 30, 2004.

(2)	Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of policies is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

(3)	Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (Phoenix) and Phoenix Equity Planning Corporation (“PEPCO”), dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4)	Amended and Restated Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (“Phoenix”) and 1851 Securities, Inc. (“1851”), dated January 1, 2012, is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(d)	Contracts

Depositor Form Number	Contract or Rider	Version
		A	B	C

2667	Flex Edge – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

UR72	LifePlan Options Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.			X

V601	Joint Edge® – Flexible Premium Joint Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

V603	Flex Edge Success® – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

V603 (PIE)

Individual Edge® – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.

X

VR01	Amendment Permitting Face Amount Increases is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

VR02	Death Benefit Protection Ride, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X

VR03	Survivor Insurance Purchase Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

Depositor Form Number	Contract or Rider	Version
		A	B	C

VR04	Variable Joint Life Policy Exchange Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR05	Disability Benefit to Age 65 Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR06	Term Insurance Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR08	Whole Life Exchange Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR11	Cash Value Accumulation Test Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X	X

VR130	Temporary Money Market Allocation Amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR147	Accidental Death Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR148	Disability Payment of Specified Annual Premium Amount Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X

VR149	Death Benefit Options – Policy Amendment is incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

VR150	Purchase Protector Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR162	Living Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR23	Death Benefit Option – Policy Amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

VR24	Death Benefit Protection Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR27	Family Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X	X

VR28	Business Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X

VR29	Child Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X	X

VR33	Individual Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.			X

VR39	Age 100+ Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.			X

2

(e)	Applications

Version A:

(1)	Form of application for Flex Edge is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

Version B:

(1)	Form of application for Joint Edge® is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

(2)	Form of application for Flex Edge Success® is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

Version C:

(1)	Form of application for Individual Edge® is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.

(f)	Depositor’s Certificate of Incorporation and Bylaws

(1)	Amended and Restated Charter of Phoenix Life Insurance Company dated December 20, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

(2)	Amended and Restated Bylaws of Phoenix Life Insurance Company dated February 2, 2006, is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(g)	Reinsurance Contracts

Incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on November 7, 2007.

(h)	Participation Agreements

(1)	(a)	Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

	(b)	Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

	(c)	Amendment dated May 3, 2004 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. dated May 1, 2000 is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

	(d)	Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

	(e)	Amendment No. 4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

	(f)	Amendment No. 5 to Participation Agreement as of March 1, 2008 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, Phoenix Life and Annuity Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

3

	(g)	Amendment No. 6 to Participation Agreement as of September 20, 2010 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”), Phoenix Life and Annuity Company (“PLAC”), and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(2)	(a)	Amended and Restated Fund Participation Agreement dated May 6, 2008 among Phoenix Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management LLP and Columbia Management Distributors, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

	(b)	Consent to Assignment of Participation Agreement dated March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and Phoenix Life Insurance Company to RiverSource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(3)	(a)	Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

	(b)	Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

	(c)	First Addendum to Fund Participation Agreement dated January 19, 2010 by and between Phoenix Life Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4)	(a)	Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

	(b)	Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

	(c)	Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

	(d)	Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among Phoenix Life Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(5)		Participation Agreement dated May 1, 2006 among The Universal Institutional Funds Inc., Morgan Stanley Distribution Inc., Morgan Stanley Investment Management Inc., and Phoenix Life Insurance Company, is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File Number 333-123035), filed via EDGAR on December 19, 2006.

(6)		Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(7)	(a)	Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Phoenix Life Insurance Company, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

	(b)	First Amendment to Amended and Restated Participation Agreement by and among Phoenix Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”), and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products V, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

4

(8)	(a)	Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

	(b)	Amendment No. 1 effective April 30, 2010 to Participation Agreement dated as of March 29, 2001, by and among AIM Variable Insurance Funds (“AVIF”), AIM Distributors, Inc., Phoenix Home Life Mutual Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

	(c)	Amendment No. 2 effective September 20, 2010 to Participation Agreement dated March 29, 2001 by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc., Phoenix Home Life Mutual Insurance Company and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(9)		Participation Agreement dated May 30, 2003 among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 on Form N-6 (File No. 033-23251), filed via EDGAR on May 30, 2003.

(10)		Fund Participation Agreement dated April 25, 2005 among Phoenix Life Insurance Company, Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(11)		Participation Agreement dated April 14, 2005 among Phoenix Life Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(12)		Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(13)	(a)	Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

	(b)	Novation of and Amendment No. 1, dated August 25, 2011, to Participation Agreement by and among Allianz Global Investors Distributors LLC (“AGID”), PIMCO Investments LLC (“PI”), PIMCO Variable Insurance Trust (the “Trust”) and Phoenix Life Insurance Company (the “Company”) is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(14)		Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(15)		Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc., is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(16)		Participation Agreement dated September 7, 2007 among Phoenix Life Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

5

(17)	(a)	Participation Agreement dated February 1, 2008 among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

	(b)	Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

	(c)	Amendment as of September 20, 2010 to Participation Agreement dated February 1, 2008, by and among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation, as amended by a consent to assignment dated December 12, 2008 from Ameritas Investment corp. to Calvert Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(18)		Amended and Restated Participation Agreement of November 19, 2010 by and among Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”), (together “Phoenix”), Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(i)	Administrative Contracts

(1)	(a) Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between Phoenix Life Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(b) Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement by and between Phoenix Life Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(c) Amendment dated January 1, 2008 to Amended and Restated Administration and Accounting Services Agreement by and between Phoenix Life Insurance Company (“PLIC”) and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(j)	Other Material Contracts

(1)	Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, The Alger American Fund, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, The Rydex Trust, Wanger Advisors Trust; and The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

(2)	Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2, between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

(3)	Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company , Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(4)	Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

6

(5)	Rule 22c-2 Shareholder Information Agreement as of November 5, 2010 by and among VP Distributors, Inc. (“Fund Agent”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (together “Insurance Company”), and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(6)	(a) Distribution and Administrative Services Agreement as of November 5, 2010 among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, Inc. (“VPD”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(b) Amendment to Distribution and Administrative Services Agreement by and among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, LLC (formerly known as VP Distributors, Inc.), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. dated January 1, 2013 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(7)	Investment Performance Calculation Agreement as of November 5, 2010 by and among The Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, (collectively, “Phoenix”) and Virtus Partners, Inc. (“Virtus”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(k)	Legal Opinion

Opinion and Consent of Counsel, filed herewith.

(l)	Actuarial Opinion

Not applicable.

(m)	Calculation

Not applicable.

(n)	Other Opinions

(1)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(2)	Powers of Attorney, incorporated by reference to Post-Effective Amendment No. 61 on Form N-4 (File No. 002-78020), filed via EDGAR on June 5, 2015.

(o)	Omitted Financial Statements

Not applicable.

(p)	Initial Capital Agreements

Not applicable.

(q)	Redeemability Exemption

SEC Rule 6e-3 (T) administrative procedures memo is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

7

Item 27.	Directors and Officers of the Depositor.

Name and Principal Business Address	Positions and Offices with Depositor
Martin N. Baily The Brookings Institution Washington, DC	Director

Thomas M. Buckingham*	Director, Executive Vice President, Product and Operations

Arthur P. Byrne J.W. Childs Associates Boston, MA	Director

Sanford Cloud, Jr.*	Director

John H. Forsgren*	Director and Chairman of the Board

Ann Maynard Gray*	Director

Naomi B. Kleinmann*	Vice President and Treasurer

Bonnie J. Malley*	Executive Vice President and Chief Financial Officer

Ernest McNeill, Jr.*	Senior Vice President and Chief Accounting Officer

William B. Moorcroft*	Chief Compliance Officer of Separate Account**

John T. Mulrain*	Executive Vice President, General Counsel and Secretary

Westley V. Thompson*	Director

James D. Wehr*	Director, President and Chief Executive Officer

Arthur F. Weinbach	Director
Broadridge Financial Solutions, Inc. 5 ADP Boulevard Roseland, NJ

*	The principal business address of this individual is One American Row, Hartford, CT 06102-5056.
**	This individual is not an officer of the Depositor.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Phoenix Companies, Inc. (100%) Delaware

Phoenix Distribution Holding Company (100%) Connecticut

Phoenix Investment Management Company (100%) Connecticut

8

Phoenix National Trust Holding Company (100%) Connecticut

PML International Insurance Limited (100%) Bermuda

Saybrus Partners, Inc. (85.456%) Delaware

Saybrus Holdings, Inc. (100%) Delaware

Saybrus Equity Services, Inc. (100%) Delaware

9

Phoenix Life Insurance Company (100%) New York

Holland Re Holdings, LLC (100%)

Next Generation Ventures LLC (50%) Connecticut

Phoenix Life Separate Account B (100%) New York

Phoenix Life Separate Account C (100%) New York

Phoenix Life Separate Account D (100%) New York

Phoenix Life Variable Accumulation Account (100%) New York

Phoenix Life Variable Universal Life Account (100%) New York

PM Holdings, Inc. (100%) Connecticut

1851 Securities, Inc. (100%) Delaware

American Phoenix Life and Reassurance Company (100%) Connecticut

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account (100%) Connecticut

PHL Variable Accumulation Account II (100%) Connecticut

PHL Variable Separate Account MVA1 (100%) Connecticut

PHLVIC Variable Universal Life Account (100%) Connecticut

Phoenix Founders, Inc. (100%) Connecticut

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut

Phoenix New England Trust Holding Company (100%) Connecticut

Phoenix Variable Advisors, Inc. (100%) Delaware

The only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies, Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Separate Account MVA1, PHLVIC Variable Universal Life Account, and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item	29. Indemnification

Section 722 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

Article VI, Section 6.1 of the Bylaws of the Depositor (as amended and restated effective February 2, 2006) provides that: “To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1) is or was a Director, officer or employee of the Company; or

(2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a director, officer or employee of the Company against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the Company seeking indemnification may be entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

10

Item 30.	Principal Underwriter.

1.	1851 Securities, Inc. (“1851 Securities”)

(a)	1851 Securities serves as the principal underwriter for the following entities:

Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Separate Account MVA1, PHLVIC Variable Universal Life Account, Phoenix Life Separate Account B, Phoenix Life Separate Account C and Phoenix Life Separate Account D.

(b)	Directors and Executive Officers of 1851 Securities.

Name	Position
John H. Beers	Director, President and Chief Executive Officer
Thomas M. Buckingham	Director and Chairman,
Susan L. Guazzelli	Second Vice President and Treasurer
Bonnie J. Malley	Director
William B. Moorcroft	Assistant Vice President and Chief Compliance Officer
Gina C. O’Connell	Director
Gary C. Tebbetts	Chief Financial Officer

The business address of these individuals is One American Row, Hartford, CT 06102-5056.

(c)	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation Events Occasioning the Deduction of a Deferred Saleshead	Brokerage Commissions	Other Compensation
	1851 Securities	0	0	0	0

Item 31.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules under it are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row, Hartford, CT 06102-5056.

Item 32.	Management Services.

All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 33.	Fee Representation.

Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

11

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Phoenix Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 40 pursuant to Rule 485(b) under the Securities Act of 1933. The Registrant causes this Post Effective Amendment No. 40 to Registration Statement No. 033-23251 on Form N-6, to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford and State of Connecticut on this 5th day of June, 2015.

Phoenix Life Variable Universal Life Account
(Registrant)

By:
*James D. Wehr, President and Chief Executive Officer of Phoenix Life Insurance Company

Phoenix Life Insurance Company
(Depositor)

By:
*James D. Wehr, President and Chief Executive Officer

By:	/s/ Kathleen A. McGah
*Kathleen A. McGah

*	As Attorney-in-Fact pursuant to power of attorney

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment No. 40 to Registration Statement No. 033-23251 on June 5, 2015.

Signature	Title

*Martin N. Baily	Director

*Arthur P. Byrne	Director

*Sanford Cloud, Jr.	Director

*John H. Forsgren	Director and Chairman of the Board

*Ann M. Gray	Director

1

Signature	Title

*Bonnie J. Malley	Chief Financial Officer

*Ernest McNeill, Jr.	Chief Accounting Officer

*Westley V. Thompson	Director

*Arthur F. Weinbach	Director

*James D. Wehr	Director, President and Chief Executive Officer

By:	/s/ Kathleen A. McGah
*Kathleen A. McGah

*	As Attorney-in-Fact pursuant to Powers of Attorney

2

Exhibit Index

Exhibit 26(k)	Opinion and Consent of Counsel

Exhibit 26(n)(1)	Consents of Independent Registered Public Accounting Firm